Filed Pursuant to Rule 497
File No. 333-185191

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

Prospectus Supplement

(To Prospectus Dated February 21, 2014)

$

PREFERRED STOCK

             Shares,         % Series 2021

Liquidation Preference $25 Per Share

We are offering              shares of our         % Series 2021 term preferred stock, or the Series 2021 Term Preferred Shares. We will pay monthly dividends on the Series 2021 Term Preferred Shares at an annual rate of         % of the $25 liquidation preference per share, or $             per Series 2021 Term Preferred Share per year, on the last business day of each month, commencing on June 30, 2014.

We are required to redeem all of the outstanding Series 2021 Term Preferred Shares on June 30, 2021 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. We will also be required to redeem all of the outstanding Series 2021 Term Preferred Shares at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption in certain events that constitute a change of control of the company. If we fail to maintain an Asset Coverage ratio of at least 200% (as described in this prospectus supplement), we will redeem a portion of the outstanding Series 2021 Term Preferred Shares in an amount at least equal to the lesser of (1) the minimum number of Series 2021 Term Preferred Shares necessary to cause us to meet our required Asset Coverage ratio and (2) the maximum number of Series 2021 Term Preferred Shares that we can redeem out of cash legally available for such redemption. At any time on or after June 30, 2017, at our sole option, we may redeem the Series 2021 Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2021 Term Preferred Shares. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series 2021 Term Preferred Shares on June 30, 2021 without the prior unanimous consent of the holders of Series 2021 Term Preferred Shares.

Each holder of our Series 2021 Term Preferred Shares (and any other outstanding preferred stock we have issued or may issue in the future) will be entitled to one vote for each share held by such holder on any matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock will vote together as a single class. The holders of the Series 2021 Term Preferred Shares (together with our outstanding 7.125% Series 2016 Term Preferred Stock, $0.001 par value per share, or the Series 2016 Term Preferred Shares, and any other preferred stock we may issue in the future), voting separately as a class, will elect at least two of our directors and, upon our failure to pay dividends for at least two years, will elect a majority of our directors.

The Series 2021 Term Preferred Shares will rank equally in right of payment with all other shares of outstanding preferred stock that we have issued or may issue in the future and will rank senior in right of payment to all of our common stock.

We have applied to list the Series 2021 Term Preferred Shares on the NASDAQ Global Select Market, or NASDAQ, under the symbol “GLADO.” Our common stock is traded on NASDAQ under the symbol “GLAD.” Our 2016 Term Preferred Shares are traded on NASDAQ under the symbol “GLADP.” On May 9, 2014, the last sale price of our common stock as reported on NASDAQ was $9.59 per share and the last reported price of our 2016 Term Preferred Shares was $26.00 per share. The Series 2021 Term Preferred Shares will not be convertible into our common stock or any other security of our company.

Investing in our securities involves risks. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-9 of this prospectus supplement and beginning on page 9 of the accompanying prospectus before you invest in the Series 2021 Term Preferred Shares.

The Securities and Exchange Commission, or the SEC, has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $ .
(2)	We have granted the underwriters a 30-day option to purchase up to an additional Series 2021 Term Preferred Shares from us on the same terms and conditions set forth above solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price will be $ , the total underwriting discounts and commissions will be $ and total proceeds, before expenses, to us would be $ . See “Underwriting” on page S-67 of this prospectus supplement.

The underwriters expect to deliver the Series 2021 Term Preferred Shares on or about             , 2014.

Janney Montgomery Scott	Sterne Agee

J.J.B. Hilliard, W.L. Lyons, LLC	Wunderlich Securities

Boenning & Scattergood, Inc.	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

Prospectus Supplement dated                     , 2014

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contain important information, before deciding whether to invest in the Series 2021 Term Preferred Shares.

We also file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. You may inspect such reports, proxy statements and other information, as well as the prospectus supplement, and the accompanying prospectus and the exhibits and schedules to the registration statement of which the accompanying prospectus is a part, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. You may also obtain copies of such material from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or from our website (http://www.GladstoneCapital.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. The information contained or incorporated by reference in this prospectus supplement supersedes any inconsistent information included or incorporated by reference in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table below. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

The Series 2021 Term Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell the Series 2021 Term Preferred Shares in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement, the accompanying prospectus and any documents incorporated by reference herein or therein, is accurate only as of the respective dates of such information regardless of the time of delivery or any sale of the Series 2021 Term Preferred Shares. Our business, financial condition, results of operations and prospects may have changed since those dates.

S-i

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus, including the Company’s Articles Supplementary Establishing and Fixing the Rights and Preferences of Gladstone Capital Term Preferred Shares, or the “First Articles Supplementary,” and Appendix A thereto, effective October 31, 2011 which are filed with the SEC as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus are a part, and the Company’s Articles Supplementary Establishing and Fixing the Rights and Preferences of              Series 2021 Term Preferred Shares, or the “Second Articles Supplementary,” and Exhibit A thereto, which, together with the First Articles Supplementary, are referred to herein as the “Articles Supplementary”, a draft of which is attached to this prospectus supplement, prior to making an investment in the Series 2021 Term Preferred Shares, and especially the information set forth under the heading “Risk Factors.” In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies. Capitalized terms used but not defined in this prospectus supplement or accompanying prospectus have the meanings given to such terms in the Articles Supplementary. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their over-allotment option.

Gladstone Capital Corporation

Gladstone Capital Corporation is an externally managed specialty finance company that provides capital to small and medium-sized private U.S. businesses and commenced investment operations in September 2001. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

As of March 31, 2014, our portfolio consisted of loans to 51 companies in 24 states in 20 different industries with a fair value of $293.3 million, consisting of senior term debt, senior subordinated term debt, preferred equity and common equity. Since our initial public offering of common stock in 2001, we have made 135 consecutive distributions on our common stock (including 8 quarterly dividends and then 127 monthly dividends). Since our public offering of Series 2016 Term Preferred Shares in 2011, through March 31, 2014, we have made 29 consecutive distributions on our Series 2016 Term Preferred Shares. In April 2014, our monthly common stock distributions per share were $0.07 and our monthly distributions for the Series 2016 Term Preferred Shares were $0.14843750.

As of March 31, 2014, we had outstanding 21,000,160 shares of common stock, par value $0.001 per share, or Common Stock, and 1,539,882 shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, or the Series 2016 Term Preferred Shares (also referred to as the Series 2016 Term Preferred Stock), respectively.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at http://www.GladstoneCapital.com.

Information that is contained in, or can be accessed from, our website is not incorporated into and is not a part of this prospectus supplement or the accompanying prospectus.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We aim to maintain a portfolio allocation of approximately 95.0% debt investments and 5.0% equity investments, at cost.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we may invest under Section 55(a) of the 1940 Act.

Our Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliated investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs, among others, our chief financial officer, treasurer, chief compliance officer, internal legal counsel and secretary and their respective staffs. Excluding our chief financial officer and treasurer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly traded BDC and RIC; Gladstone Land Corporation (“Gladstone Land”), a publicly traded real estate company that invests in farmland and farm related property; the Adviser; and the Administrator. Our chief financial officer is also the chief accounting officer of the Adviser and the Administrator. Our treasurer is also the chief financial officer and treasurer of Gladstone Investment. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

The Offering

The following is a brief summary of some of the terms of this offering. For a more complete description of the rights, preferences and other terms of the Series 2021 Term Preferred Shares, see “Description of the Series 2021 Term Preferred Shares” in this prospectus supplement and the Articles Supplementary.

Issuer	Gladstone Capital Corporation

Listing	We have submitted an application to list the Series 2021 Term Preferred Shares on the NASDAQ under the symbol “GLADO.” Trading on the Series 2021 Term Preferred Shares is expected to begin within 30 days of the date of this prospectus supplement. Prior to the expected commencement of trading on NASDAQ, the underwriters do not intend to make a market in the Series 2021 Term Preferred Shares.

Securities Offered	shares of % Series 2021 Term Preferred Stock ( shares if the underwriters exercise their over-allotment option in full).

Liquidation Preference	$25 per share, plus accrued but unpaid dividends, if any. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series 2021 Term Preferred Shares will be entitled to receive a liquidation distribution per share equal to $25 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all accrued but unpaid dividends, if any, and distributions accumulated to (but excluding) the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series 2021 Term Preferred Shares — Liquidation Rights.”

Dividends	The Series 2021 Term Preferred Shares will pay a monthly dividend at a fixed annual rate of % of the Liquidation Preference, or $ per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than the Fixed Dividend Rate.

Cumulative cash dividends or distributions on each Series 2021 Term Preferred Share will be payable monthly, when, as and if declared, or under authority granted, by our Board of Directors out of funds legally available for such payment. The first dividend period for the Series 2021 Term Preferred Shares will commence on the initial issuance date of such shares upon the closing of this offering, which we refer to as the Date of Original Issue, and will end on May 31, 2014.

Ranking	The Series 2021 Term Preferred Shares are senior securities that constitute capital stock of the Company.

The Series 2021 Term Preferred Shares rank:

•	senior to the Common Stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

•	equal in priority with all other future series of preferred stock we may issue, which we refer to in this prospectus supplement, collectively with the Series 2021 Term Preferred Shares, as the Preferred Stock, as well as the Series 2016 Term Preferred Shares and any other series of Term Preferred Shares (as such term is defined in the First Articles Supplementary, the Term Preferred Stock) as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

•	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facility.

We may issue additional shares of Preferred Stock, but pursuant to the 1940 Act, we may not issue additional classes of capital stock that rank senior or junior to the Series 2021 Term Preferred Shares (other than Common Stock) as to priority of payment of dividends and as to distribution of assets. We may, however, borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less the total borrowed amounts to (2) the sum of all senior securities representing indebtedness, the outstanding Series 2021 Term Preferred Shares and Series 2016 Term Preferred Shares multiplied by $25 per share, is not less than 200%.

Term Redemption	We are required to redeem all outstanding Series 2021 Term Preferred Shares on June 30, 2021 at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the redemption date. If we fail to redeem the Series 2021 Term Preferred Shares pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to redeem the Series 2021 Term Preferred Shares, then the Fixed Dividend Rate will increase by four percent for so long as such failure continues. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series 2021 Term Preferred Shares on June 30, 2021 without the prior unanimous vote or consent of holders of the Series 2021 Term Preferred Shares. See “Description of the Series 2021 Term Preferred Shares — Redemption” and “— Voting Rights.”

Mandatory Redemption for Asset Coverage	If we fail to maintain an Asset Coverage ratio (as defined below) of at least 200% as of the close of business on any Business Day on which Asset Coverage is required to be calculated, and such failure is not cured by the close of business on the date that is 30 calendar days following such Business Day (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Preferred Stock equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having an Asset Coverage ratio of at least 200% and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption. Also, at our sole discretion, we may redeem such number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in our having an Asset Coverage ratio of up to and including 240%. The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series 2021 Term Preferred Shares and other series of Preferred Stock, including the 2016 Term Preferred Shares. If the Series 2021 Term Preferred Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their Liquidation Preference per share plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding, interest on accrued but unpaid dividends, if any) to, but excluding, the date fixed for such redemption.

Asset Coverage for purposes of our Preferred Stock is a ratio calculated under Section 18(h) of the 1940 Act, as in effect on the date of the Articles Supplementary, and is determined on the basis of values calculated as of a time within two Business Days preceding each determination. We estimate that, on the Date of Original Issue, our Asset Coverage, based on the composition and value of our portfolio as of March 31, 2014, and after giving effect to (1) the issuance of the Series 2021 Term Preferred Shares offered in this offering; (2) redeeming all Series 2016 Term Preferred Shares upon completion of this offering; and (3) the payment of underwriting discounts and commissions of $ and estimated related offering costs payable by us of $ , will be . Our net investment income coverage, which is calculated by dividing our net investment income by the amount of distributions to holders of our Common Stock, was approximately 104.2% for the twelve months ended September 30, 2013 and approximately 100.9% for the six months ended March 31, 2014. Net investment income coverage has varied each year since our inception, and there is no assurance that historical coverage levels will be maintained. See “Description of the Series 2021 Term Preferred Shares — Asset Coverage.”

Optional Redemption

At any time on or after June 30, 2017, at our sole option, we may redeem the Series 2021 Term Preferred Shares in whole or from time to time, in part, out of funds legally available for such redemption, at a price per share equal to the sum of the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series 2021 Term Preferred Shares — Redemption — Optional Redemption.”

Change of Control Redemption	If a Change of Control Triggering Event occurs, unless we have exercised our option to redeem the Series 2021 Term Preferred Shares, we will be required to redeem all of the outstanding Series 2021 Term Preferred Shares at the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series 2021 Term Preferred Shares” for a definition of Change of Control Triggering Event and additional information concerning the redemption of the Series 2021 Term Preferred Shares in connection with such events.

Voting Rights	Except as otherwise provided in our charter or as otherwise required by law, (1) each holder of Preferred Stock (including the Series 2021 Term Preferred Shares) will be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and Common Stock will vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, will elect at least two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing until we correct that failure. Holders of Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of the Preferred Stock or the holders thereof. See “Description of the Series 2021 Term Preferred Shares — Voting Rights.”

Conversion Rights	The Series 2021 Term Preferred Shares will have no conversion rights.

Use of Proceeds	We intend to use the net proceeds from this offering (after the payment of underwriting discounts and commissions of $ and estimated expenses of the offering of approximately $ ) to redeem all outstanding Series 2016 Term Preferred Shares, to pay down our revolving line of credit and for general corporate purposes. See “Use of Proceeds.”

U.S. Federal Income Taxes	Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

Risk Factors	Investing in the Series 2021 Term Preferred Shares involves risks. You should carefully consider the information set forth in the sections of this prospectus supplement and the accompanying prospectus entitled “Risk Factors” before deciding whether to invest in our Series 2021 Term Preferred Shares. See “Risk Factors” beginning on page S-9 of this prospectus supplement and page 9 of the accompanying prospectus.

Information Rights	During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Series 2021 Term Preferred Shares are outstanding, we will provide holders of Series 2021 Term Preferred Shares, without cost, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions.

Redemption and Paying Agent	Pursuant to the Transfer Agency and Service Agreement with Computershare, Inc., which we refer to as the Redemption and Paying Agent in this prospectus supplement, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series 2021 Term Preferred Shares.

RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 9 of the accompanying prospectus, before deciding to invest in the Series 2021 Term Preferred Shares. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series 2021 Term Preferred Shares. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series 2021 Term Preferred Shares may be impaired. If that happens, the trading price of the Series 2021 Term Preferred Shares could decline, and you may lose all or part of your investment.

Risks of Investing in Term Preferred Stock

We may be unable to use the net proceeds from this offering to redeem the Series 2016 Term Preferred Shares within the time period that we anticipate or at all, which could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act.

We intend to use the net proceeds from this offering to first redeem all outstanding Series 2016 Term Preferred Shares, with any remaining proceeds to be used to repay borrowings on our $137.0 million revolving credit facility, or the Credit Facility, and for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in this manner within three months of the completion of this offering. However, we cannot assure you that we will be able to redeem the Series 2016 Term Preferred Shares within this time period or at all. Any delay or failure to use the net proceeds from this offering to redeem the Series 2016 Term Preferred Shares could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below under “— Our amount of senior securities outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.”

An investment in term preferred stock with a fixed interest rate bears interest rate risk.

Term preferred stock, in general, pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2021 Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of the Series 2021 Term Preferred Shares prior to the term redemption date. This risk may be even more significant in light of low currently prevailing market interest rates. For additional information concerning dividends on the Series 2021 Term Preferred Shares, see “Description of the Series 2021 Term Preferred Shares — Dividends and Dividend Periods.”

There will be no initial secondary trading market due to delayed listing, and even after listing a liquid secondary trading market may not develop.

During a period of up to 30 days from the date of this prospectus supplement, the Series 2021 Term Preferred Shares will not be listed on any securities exchange. During this period, the underwriters do not intend to make a market in the Series 2021 Term Preferred Shares. Consequently, an investment in the Series 2021 Term Preferred Shares during this period will be illiquid, and holders of such shares may not be able to sell them during that period as it is unlikely that a secondary market for the Series 2021 Term Preferred Shares will develop. If a secondary market does develop during this period, holders of the Series 2021 Term Preferred Shares may be able to sell such shares only at substantial discounts from the Liquidation Preference. The Series 2021 Term Preferred Shares have been cleared for listing on the NASDAQ, subject to notice of official issuance of trading. If we are unable to list the Series 2021 Term Preferred Shares on the NASDAQ or another national securities exchange, holders of such shares may be unable to sell them at all or, if they are able to, only at substantial discounts from the Liquidation Preference. Even if the Series 2021 Term Preferred Shares are listed on the NASDAQ or another national securities exchange as anticipated, there is a risk that such shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

The Series 2021 Term Preferred Shares will not be rated.

We do not intend to have the Series 2021 Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2021 Term Preferred Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

The Series 2021 Term Preferred Shares will bear a risk of early redemption by us.

We may voluntarily redeem some or all of the Series 2021 Term Preferred Shares on or after June 30, 2017, which is four years prior to its mandatory redemption date of June 30, 2021. We also may be forced to redeem some or all of the Series 2021 Term Preferred Shares to meet regulatory requirements and the Asset Coverage requirements of such shares. We are also required to redeem all of the Series 2021 Term Preferred Shares upon a Change of Control Triggering Event. Any such redemption may occur at a time that is unfavorable to holders of the Series 2021 Term Preferred Shares. We may have an incentive to redeem the Series 2021 Term Preferred Shares voluntarily before the Term Redemption Date if market conditions allow us to issue other Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series 2021 Term Preferred Shares. For further information regarding our ability to redeem the Term Preferred Stock, see “Description of the Series 2021 Term Preferred Shares — Redemption” and “— Asset Coverage.”

Claims of holders of the Series 2021 Term Preferred Shares will be subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of the Series 2021 Term Preferred Shares will be subordinated to the rights of holders of our current and any future indebtedness. Even though the Series 2021 Term Preferred Shares will be classified as a liability for GAAP purposes and considered senior securities under the 1940 Act, the Series 2021 Term Preferred Shares are not debt instruments. Therefore, dividends, distributions and other payments to holders of Term Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Series 2021 Term Preferred Shares.

We are subject to risks related to the general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series 2021 Term Preferred Shares in accordance with their terms. Further, there may be market imbalances of sellers and buyers of Series 2021 Term Preferred Shares during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series 2021 Term Preferred Shares and may make valuation of the Series 2021 Term Preferred Shares uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that an investor in the Series 2021 Term Preferred Shares may have difficulty selling his or her shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series 2021 Term Preferred Shares.

Holders of the Series 2021 Term Preferred Shares will be subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Term Preferred

Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Series 2021 Term Preferred Shares and dividends payable on such shares declines.

Holders of the Series 2021 Term Preferred Shares will bear reinvestment risk.

Given the seven-year term and potential for early redemption of the Series 2021 Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series 2021 Term Preferred Shares may be lower than the return previously obtained from the investment in such shares.

Holders of Series 2021 Term Preferred Shares will bear dividend risk.

We may be unable to pay dividends on the Series 2021 Term Preferred Shares under some circumstances. The terms of our indebtedness preclude the payment of dividends in respect of equity securities, including the Series 2021 Term Preferred Shares, under certain conditions.

Our amount of senior securities outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.

As of March 31, 2014, we had approximately $38.5 million outstanding of 2016 Term Preferred Shares and $60.2 million of borrowings outstanding under our Credit Facility. We intend to use the proceeds from this offering to first redeem all outstanding Series 2016 Term Preferred Shares, with any remaining proceeds to be used to repay borrowings on our Credit Facility and for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in this manner within three months of the completion of this offering. However, until such time as the 2016 Term Preferred Shares have been redeemed using the proceeds of this offering (and, to the extent that the aggregate amount of 2021 Term Preferred Shares issued in this offering exceeds the aggregate amount of 2016 Term Preferred Shares currently outstanding, following such redemption of the 2016 Term Preferred Shares), our amount of senior securities outstanding will increase as a result of this offering.

The issuance of additional senior securities could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under our Credit Facility;

•	resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our Credit Facility, which event of default could result in all amounts outstanding under our Credit Facility becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy; and

•	increasing the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock.

Our ability to meet our payment and other obligations under our Credit Facility and monthly dividend obligations with respect to our Preferred Stock depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our Credit Facility or otherwise, in an amount sufficient to enable us to meet these obligations and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our obligations, we may need to refinance or restructure our debt, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under our Credit Facility or monthly dividend obligations with respect to our Preferred Stock.

In addition, we may issue debt securities, other evidences of indebtedness (including borrowings under our Credit Facility), senior securities representing indebtedness and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities that are stock (such as our Term Preferred Stock), in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of such senior security. The issuance of additional senior securities in this offering may increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, especially prior to any redemption of the 2016 Term Preferred Shares. Our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below net asset value (“NAV”) per common share, any non-participating common stockholders will be subject to dilution.

We face Asset Coverage risks in our investment activities.

The Asset Coverage ratio that we must maintain on the Term Preferred Stock will be based upon a calculation of the value of our portfolio holdings. A large percentage of our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded is generally not readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures to determine the fair value of these securities on a quarterly basis. The procedures for the determination of value of many of our debt securities rely on opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., or SPSE, the use of internally developed discounted cash flow, or DCF, methodologies, or internal methodologies based on the total enterprise value, or TEV, of the issuer, which we use for certain of our equity investments. SPSE will only evaluate the debt portion of investments for which we specifically request an evaluation, and SPSE may decline to provide requested evaluations for any reason in its sole discretion.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessments using valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. While we believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities, the determination of fair value for securities that are not publicly traded necessarily involves an exercise of subjective judgment, whether or not we obtain the recommendations of an independent third-party evaluator.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions regarding each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by us or SPSE, or determined using TEV or the DCF methodology. As a result, a risk exists that the Asset Coverage attributable to the Preferred Stock, including the Series 2021 Term Preferred Shares, may be materially lower than what is calculated based upon the fair valuation of our portfolio securities in accordance with our valuation policies. See “Risk Factors — Risks Related to Our Investments — Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV” on page 18 of the accompanying prospectus.

There is a risk of delay in our redemption of the Series 2021 Term Preferred Shares, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Term Redemption Date or a Change of Control Triggering Event, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Series 2021 Term Preferred Shares might be adversely affected.

We finance our investments with borrowed money and senior securities, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our Common Stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio
	(Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder(A)	%	%	%	%	%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of March 31, 2014 by the assumed rates of return and subtracting all interest accrued on our debt as of March 31, 2014, adjusted for the assumed dividends declared on the Series 2021 Term Preferred Shares to be issued in this offering (and assuming the Series 2016 Term Preferred Shares are redeemed in full); and then dividing the resulting difference by our total assets attributable to common stock. This calculation is based on $308.3 million in total assets, $60.2 million in debt outstanding at cost and $205.6 million in net assets as of March 31, 2014.

Based on (i) our outstanding indebtedness of $60.2 million at cost as of March 31, 2014 and (ii) an effective annual interest rate of 5.20% on such indebtedness as of that date, our investment portfolio at fair value would have been required to experience an annual return of at least         % to cover annual interest payments on the outstanding indebtedness and dividends on our Series 2021 Term Preferred Shares to be issued in this offering (and assuming the Series 2016 Term Preferred Shares are redeemed in full).

Other Risks

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. We are party to the Credit Facility, which provides us with a revolving credit line facility of $137.0 million, of which $60.2 million was drawn, at cost, as of March 31, 2014. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Gladstone Business Loan, LLC (“Business Loan”) to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies. The facility also limits payments of distributions to our stockholders to the aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015 and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage, and a required minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a covenant that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of March 31, 2014, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2014, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Pending legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness (which includes senior securities representing indebtedness and senior securities that are stock) unless immediately after such borrowing we have an asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200.0% (i.e. the amount of borrowings may not exceed 50.0% of the value of our assets). Various pieces of legislation that have been introduced during the current session of the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of such indebtedness that BDCs may incur by modifying the percentage from 200.0% to 150.0% and making the asset coverage requirement inapplicable for senior securities that are stock, such as preferred stock. Our Term Preferred Stock is currently considered a senior security that is stock and so for this 200.0% asset coverage threshold is included as total indebtedness. However, if this proposed legislation is passed, the 1940 Act may not limit our ability to issue Preferred Stock in the future. As a result, we may be able to issue an increased amount of senior securities and incur additional indebtedness in the future, and therefore, your risk of an investment in us may increase. There can be no assurance whether this proposed legislation will be passed in the current form, or at all.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	further adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert Marcotte;

•	changes in our business strategy;

•	availability, terms and deployment of capital;

•	changes in our industry, interest rates, exchange rates or the general economy;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described in the “Risk Factors” section of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus. The forward-looking statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds to us of this offering will be approximately $            , after deducting the payment of underwriting discounts and commissions of $             and estimated offering expenses of $             payable by us. We intend to use the net proceeds from this offering to first redeem all outstanding Series 2016 Term Preferred Shares, with any remaining proceeds to be used to repay borrowings on our Credit Facility and for other general corporate purposes. Our Series 2016 Term Preferred Shares bear interest at an annual rate of 7.125% of the $25 liquidation preference per share, payable monthly, and we are required to redeem all of the outstanding Series 2016 Term Preferred Shares on December 31, 2016 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series 2016 Term Preferred Shares may be redeemed prior to December 31, 2016 at our option. If such optional redemption occurs on a date that is on or after December 31, 2013 and prior to December 31, 2014, as is anticipated after completion of this offering, the Series 2016 Term Preferred Shares will be redeemed at a 0.5% premium per share in accordance with their terms at an aggregate redemption price of $38,689,535.25, plus any accrued and unpaid dividends, if any.

As of March 31, 2014, we had $60.2 million outstanding under our Credit Facility with a weighted average effective annual interest rate of 4.91% for the six months ended March 31, 2014. The Credit Facility has a maturity date of January 19, 2016. The interest rates on advances under our Credit Facility generally bear interest at a 30-day LIBOR plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016.

We have granted the underwriters the right to purchase up to              additional Series 2021 Term Preferred Shares at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus supplement solely to cover over-allotments, if any. If the underwriters exercise such option in full, the estimated net proceeds to us will be $            . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED DIVIDENDS

	For the Six Months Ended March 31, 2014		For the Year Ended September 30,
			2013		2012		2011		2010		2009
	(Dollars in thousands)
Net investment income	$8,895		$18,386		$19,044		$18,412		$17,759		$21,031
Add: fixed charges and preferred dividends(A)	3,286		7,137		8,108		4,096		5,880		10,727
Less: preferred dividends(A)	(1,372)		(2,744)		(2,491)		—		—		—

Earnings	$10,809		$22,779		$24,661		$22,508		$23,639		$31,758
Fixed charges and preferred dividends(A):
Interest expense	$1,284		3,182		4,374		2,676		4,390		7,949
Amortization of deferred financing fees	630		1,211		1,243		1,420		1,490		2,778
Preferred dividends(A)	1,372		2,744		2,491		—		—		—

Total fixed charges and preferred dividends(A)	$3,286		7,137		8,108		4,096		5,880		10,727
Ratio of earnings to combined fixed charges and preferred dividends(A)	3.3	x	3.2	x	3.0	x	5.5	x	4.0	x	3.0	x

Computation of Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the Six Months ended March 31, 2014 After Adjustment for Issuance of 2021 Term Preferred Shares

	For the Six Months Ended March 31, 2014		For the Year Ended September 30, 2013

Net investment income		$8,895	18,386
Add: fixed charges and preferred dividends(A), as above		3,286	7,137
Less: preferred dividends(A), as above		(1,372)	(2,744)
Adjustments:
Pro forma reduction of interest expense and amortization of deferred financing fees

Pro forma fixed charges
Pro forma preferred dividends(B)

Total pro forma fixed charges and preferred dividends(B)
Pro forma earnings	$
Pro forma ratio of earnings to combined fixed charges and preferred dividends(B)

(A)	Preferred dividends on Series 2016 Term Preferred Shares.
(B)	Preferred dividends on Series 2021 Term Preferred Shares.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2014:

•	on an actual basis; and

•	on a pro forma basis to give pro forma effect to the completion of this offering and the application of the estimated net proceeds of the offering, after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ overallotment option is not exercised).

	As of March 31, 2014
	Actual	Pro Forma**
	(Unaudited)

	(Dollars in thousands)
Borrowings
Borrowings under line of credit, at cost	$60,200	$

Preferred Stock
Term Preferred Shares, 7.125% Series 2016, $0.001 par value per share; $25 liquidation preference per share; 1,610,000 shares authorized, and 1,539,882 issued and outstanding, actual; 0 shares authorized, 0 shares issued and outstanding, pro forma*	$38,497		$—

Term Preferred Shares, % Series 2021, $0.001 par value per share; $25 liquidation preference per share; 0 shares authorized, issued and outstanding, actual; shares authorized, shares issued and outstanding, pro forma*	$—	$
Net Assets
Common stock, $0.001 par value per share, 46,000,000 shares authorized, actual, and shares authorized, as adjusted; 21,000,160 shares issued and outstanding, actual and pro forma*	$21		$21
Capital in excess of par value	322,936		322,936
Note receivable — employee	(175)		(175)
Net unrealized depreciation of investments	(62,451)		(62,451)
Net unrealized appreciation of other	(375)		(375)
Overdistributed net investment income	(100)		(100)
Accumulated net realized losses	(54,280)		( )

Total Net Assets	$205,576	$

Total Capitalization	$304,273	$

*	None of these outstanding shares are held by us or for our account.
**	Assumes a total of $ of aggregate underwriting discounts and commissions and $ of estimated offering costs payable by us in connection with this offering will be capitalized and amortized over the life of the Series 2021 Term Preferred Shares through June 2021.

The following are our outstanding classes of securities as of March 31, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)

Common Stock	46,000,000	—	21,000,160
2016 Term Preferred Shares	1,610,000	—	1,539,882

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009 are derived from our audited consolidated financial statements. The consolidated selected financial data for the six months ended March 31, 2014 and 2013 are derived from our unaudited consolidated financial statements included in this prospectus supplement. The other data included in the second table below is unaudited. The data should be read in conjunction with our accompanying consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement.

	Six Months Ended March 31,		Year Ended September 30,
	2014	2013	2013	2012	2011	2010	2009
	(Unaudited)	(Unaudited)
	(Dollar amounts in thousands, except per unit data)
Statement of Operations Data:
Total investment income	$17,723	$16,604	$36,154	$40,322	$35,211	$35,539	$42,618
Total expenses, net of credits from Adviser	(8,828)	(8,983)	(17,768)	(21,278)	(16,799)	(17,780)	(21,587)

Net investment income	8,895	9,269	18,386	19,044	18,412	17,759	21,031

Net realized and unrealized (loss) gain on investments, borrowings and other	(491)	(3,666)	13,833	(27,052)	(39,511)	(1,365)	(17,248)

Net increase (decrease) in net assets resulting from operations	$8,404	$5,603	$32,219	$(8,008)	$(21,099)	$16,394	$3,783

Per Share Data(A):
Net increase (decrease) in net assets resulting from operations per common share — basic and diluted	$0.40	$0.27	$1.53	$(0.38)	$(1.00)	$0.78	$0.18
Net investment income per common share — basic and diluted	0.42	0.44	0.88	0.91	0.88	0.84	1.00
Cash distributions declared per common share	(0.63)	(0.63)	(0.84)	(0.84)	(0.84)	(0.84)	(1.26)
Statement of Assets and Liabilities Data:
Total assets	$308,346	$285,429	$295,091	$293,402	$317,624	$270,518	$335,910
Net assets	205,576	187,147	205,992	188,564	213,721	249,246	249,076
Net asset value per common share	9.79	8.91	9.81	8.98	10.16	11.85	11.81
Common shares outstanding	21,000,160	21,000,160	21,000,160	21,000,160	21,039,242	21,039,242	21,087,574
Weighted common shares outstanding — basic and diluted	21,000,160	21,000,160	21,000,160	21,011,123	21,039,242	21,060,351	21,087,574
Senior Securities Data:
Borrowings under line of credit(B)	$60,200	$55,400	$46,900	$58,800	$99,400	$16,800	$83,300
Mandatorily redeemable preferred stock(B)	38,497	38,497	38,497	38,497	—	—	—
Asset coverage ratio(C)(D)	308%	301%	341%	296%	315%	1,419%	396%
Asset coverage per unit(D)	$3,082	$3,007	$3,410	$2,963	$3,150	$14,187	$3,963

(A)	Per share data for net (decrease) increase in net assets resulting from operations is based on the weighted average shares of Common Stock outstanding for both basic and diluted.
(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for more information regarding our level of indebtedness.
(C)	As a business development company, we are generally required to maintain an Asset Coverage ratio of at least 200% on our senior securities representing indebtedness and senior securities that are stock. Our mandatorily redeemable preferred stock (which is our Series 2016 Term Preferred Shares) is a senior security that is stock.
(D)	Asset coverage per unit is the Asset Coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

	Six Months Ended March 31,		Year Ended September 30,
	2014	2013	2013	2012	2011	2010	2009
			(Dollar amounts in thousands)
Other unaudited data:
Number of portfolio companies at end of period	51	47	47	50	59	39	48
Average size of portfolio company investment at cost	$6,976	$7,687	$7,069	$7,300	$6,488	$7,654	$7,592
Principal amount of new investments	(70,981)	(56,227)	(80,418)	(45,050)	(110,903)	(23,245)	(24,911)
Proceeds from loan repayments and investments sold	38,415	55,007	117,048	73,857	50,002	85,634	96,693
Weighted average yield on investments(A):	11.64%	11.59%	11.63%	11.25	11.21%	11.03%	10.05%
Total return(B)	20.57	10.29	9.90	41.39	(33.77)	37.46	(30.94)

(A)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the period.
(B)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(The tables included in this section list dollar amounts in thousands, except per share data or unless otherwise indicated)

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We aim to maintain a portfolio consisting of approximately 95.0% debt investment and 5.0% equity investment, at cost.

We focus on investing in small and medium-sized private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a SEC registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Our shares of common stock and mandatorily redeemable preferred stock are traded on the NASDAQ Global Select Market under the trading symbols “GLAD” and “GLADP,” respectively.

Business Environment

The strength of the global economy and the U.S. economy in particular, continues to be uncertain, although economic conditions generally appear to be improving, albeit slowly. The impacts from the 2008 recession in general, and the resulting disruptions in the capital markets in particular, have had lingering effects on our liquidity options and have increased our cost of debt and equity capital. Many of our portfolio companies, as well as those small and medium-sized companies that we evaluate for prospective investment, remain vulnerable to the impacts of the uncertain economy. Concerns linger over the ability of the U.S. Congress to pass additional debt ceiling legislation prior to March 2015, given the budget impasse that resulted in the partial shutdown of the U.S. government in October 2013. Uncertain political and economic conditions could disproportionately impact some of the industries in which we have invested, causing us to be more vulnerable to losses in our portfolio, resulting in the number of our non-performing assets to increase and the fair market value of our portfolio to decrease.

In addition, there has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. We do not know if market conditions will continue to improve or if adverse conditions will recur and we do not know the full extent to which the inability of the U.S. government to address its fiscal condition in the near and long term will affect us. If market instability persists or intensifies, we may experience difficulty in raising capital. In summary, we believe we are in a protracted economic recovery; however, we do not know the full extent to which the impact of the lingering recessionary economic conditions will affect us or our portfolio companies.

Portfolio Activity

While conditions remain somewhat challenging in the marketplace, we are seeing a number of new investment opportunities that are consistent with our investment objectives and strategies. During the six months ended March 31, 2014, we invested an aggregate of $71.0 million in 11 new proprietary and syndicate investments, resulting in a net expansion in our overall portfolio of four portfolio companies, due to five portfolio companies paying off early at par for an aggregate of $31.3 million and our sale of two of our portfolio companies for combined net proceeds of $4.7 million.

In addition, in July 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Investment Corporation (“Gladstone Investment”) and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions in the SEC’s order. We believe this ability to co-invest has enhanced and will continue to enhance our ability to further our investment objectives and strategies. We co-invested with Gladstone Investment in four new proprietary investments during the six months ended March 31, 2014, as discussed under “— Investment Highlights.”

Regulatory Compliance

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our $137.0 million revolving line of credit (our “Credit Facility,” described more fully under “Liquidity and Capital Resources — Revolving Credit Facility”) that further constrain our ability to access the capital markets. To qualify to be taxed as a RIC, we must distribute to our stockholders at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. Because we are required to satisfy the RIC annual stockholder distribution requirement, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage, such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act that require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200.0% on our senior securities representing indebtedness and our senior securities that are stock.

We believe that market conditions have affected the trading price of our common stock and our ability to finance new investments through the issuance of equity. On April 29, 2014, the closing market price of our common stock was $9.68, a 1.1% discount to our March 31, 2014, net asset value (“NAV”) per common share of $9.79. When our common stock trades below NAV per share, as it has consistently over the last four years, the 1940 Act restricts our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our then current NAV per share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. At our Annual Meeting of Stockholders held on February 13, 2014, our stockholders approved a proposal authorizing us to sell shares of our common stock at a price below our then current NAV per share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

The current uncertain economic conditions may also continue to cause the value of the collateral securing some of our loans to fluctuate, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our Credit Facility. Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth covenants, which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would cause an acceleration of our repayment obligations under our Credit Facility. As of March 31, 2014, we were in compliance with all of our Credit Facility’s covenants.

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly for us to access in the near term. However, we believe that our recent Credit Facility amendments which decreased the interest rate on advances by removing the London Interbank Offered Rate (“LIBOR”) floor of 1.5% and extended the maturity one year until 2016 along with our ability to co-invest with Gladstone Investment and certain other affiliated investment funds, should increase our ability to make investments in businesses that we believe will help us achieve attractive long-term returns for our stockholders. During the first half of the 2014 fiscal year, we have continued to focus on building our pipeline with deals that we believe are generally recession resistant and making investments that meet our objectives and strategies and provide appropriate returns, given the risks.

Investment Highlights

During the six months ended March 31, 2014, we invested an aggregate of $71.0 million in 11 new portfolio companies and an aggregate of $8.8 million to existing portfolio companies. In addition, during the six months ended March 31, 2014, we sold our investments in two portfolio companies and we received scheduled and unscheduled contractual principal repayments of approximately $38.4 million from existing portfolio companies, including five early payoffs. Since our initial public offering in August 2001, we have made 365 different loans to, or investments in, 183 companies for a total of approximately $1.3 billion, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the six months ended March 31, 2014, we executed the following transactions with certain of our portfolio companies:

Issuances and Originations

During the six months ended March 31, 2014, we extended an aggregate of $62.0 million of investments to seven new proprietary portfolio companies and an aggregate of $9.0 million to four new syndicated portfolio companies (The Active Network, Inc., ARSloane Acquisition, LLC, Envision Acquisition Company, LLC and Vitera Healthcare Solutions, LLC). Below are significant issuances and originations during the six months ended March 31, 2014:

•	In October 2013, we invested $7.0 million in Alloy Die Casting Co. (“ADC”) through a combination of senior term debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of high quality, finished aluminum and zinc metal components for a diverse range of end markets. This was a co-investment with one of our affiliated funds, Gladstone Investment. Gladstone Investment invested an additional $16.3 million under the same terms as us.

•	In December 2013, we invested $5.5 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of senior term debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Investment participated as a co-investor by investing an additional $12.9 million under the same terms as us.

•	In December 2013, we invested $17.0 million in senior subordinated term debt in J.America, Inc. (“J.America”). J.America, headquartered in Webberville, Michigan, is a supplier of licensed decorated and undecorated apparel and headwear to collegiate, resort and military markets, wholesale distributors and apparel decorators.

•	In December 2013, we invested $5.6 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of senior term debt and equity. Meridian, headquartered in San Diego, CA, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Investment participated as a co-investor by investing an additional $13.0 million under the same terms as us.

•	In March 2014, we invested $11.3 million in WadeCo Specialties Inc. (“WadeCo”) through a combination of senior term debt and equity. WadeCo, headquartered in Midland, TX, provides production well chemicals to oil well operators used for corrosion prevention; separating oil, gas and water once extracted; bacteria growth management; and conditioning water utilized for hydraulic fracturing.

•	In March 2014, we invested $11.1 million in Edge Adhesives Holdings, Inc. (“Edge”) through a combination of senior term debt, senior subordinated term debt and equity. Edge, headquartered in Fort Worth, TX, is a leading developer and manufacturer of innovative adhesives, sealants, tapes and related solutions used in building products, transportation, electrical and HVAC, among other markets. Gladstone Investment participated as a co-investor by investing an additional $16.7 million under the same terms as us.

•	In March 2014, we invested $7.0 million in Lignetics, Inc. (“Lignetics”) through a combination of senior subordinated term debt and equity. Lignetics, headquartered in Sandpoint, ID, is a manufacturer and distributor of branded wood pellets, which are used as a renewable fuel for home and industrial heating, animal bedding, moisture absorption products used in fluid management in the energy production industry, and fire logs and fire starters.

Repayments and Sales:

During the six months ended March 31, 2014, 14 borrowers made principal repayments totaling $38.4 million in the aggregate, consisting of $36.7 million of unscheduled principal and revolver repayments, as well as $1.7 million in contractual principal amortization. Below are the significant repayments and exits during the six months ended March 31, 2014.

•	Included in the unscheduled principal payments were the net proceeds received from early payoffs at par of the following proprietary investments: Allen Edmonds Shoe Corporation (“Allen Edmonds”) of $19.5 million, POP Radio, LLC (“POP”) of $7.8 million and Profit Systems Acquisition Co. (“Profit Systems”) of $2.0 million.

•	In December 2013, we sold our investment in LocalTel, LLC (“LocalTel”) for net proceeds that are contingent on an earn-out agreement, which resulted in a realized loss of $10.8 million recorded in the three months ended December 31, 2013. LocalTel had been on non-accrual status at the time of the sale.

•	In March 2014, we sold our investment in BAS Broadcasting (“BAS”) for net proceeds of $4.7 million, which resulted in a realized loss of $2.8 million recorded in the three months ended March 31, 2014.

Refer to Note 14 — Subsequent Events in the accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for investment activity occurring subsequent to March 31, 2014.

Recent Developments

Executive Officers

On January 7, 2014, our Board of Directors appointed Robert L. Marcotte as the Company’s President. David Gladstone, the Company’s prior Interim President, will remain Chief Executive Officer and Chairman of the Company.

Registration Statement

On December 23, 2013, we filed Post-effective Amendment No. 1 to our universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) and subsequently filed Post-effective Amendment No. 2 on February 14, 2014, which the SEC declared effective on February 21, 2014. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended March 31, 2014, to the Three Months Ended March 31, 2013

	Three Months Ended March 31,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$8,171	$8,424	$(253)	(3.0)%
Other income	1,160	—	1,160	100.0

Total investment income	9,331	8,424	907	10.8

EXPENSES
Base management fee	1,504	1,419	85	6.0
Incentive fee	1,121	953	168	17.6
Administration fee	213	187	26	13.9
Interest expense on borrowings	669	803	(134)	(16.7)
Dividend expense on mandatorily redeemable preferred stock	686	686	—	—
Amortization of deferred financing fees	315	329	(14)	(4.3)
Other expenses	665	276	389	140.9

Expenses before credits from Adviser	5,173	4,653	520	11.2
Credits to fees from Adviser	(327)	(639)	312	48.8

Total expenses net of credits	4,846	4,014	832	20.7

NET INVESTMENT INCOME	4,485	4,410	75	1.7

NET REALIZED AND UNREALIZED LOSS
Net realized (loss) gain on investments	(2,539)	30	(2,569)	NM
Net unrealized depreciation of investments	(3,940)	(7,633)	3,693	48.4
Net unrealized (appreciation) depreciation of other	(108)	430	(538)	NM

Net loss from investments and other	(6,587)	(7,173)	586	8.2

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,102)	$(2,763)	$661	23.9%

NM = Not Meaningful

Investment Income

Total interest income decreased by 3.0% for the three months ended March 31, 2014, as compared to the prior year period. This decrease was due primarily to the payoff of POP in early January 2014 and placing an additional portfolio company on non-accrual effective January 1, 2014. This decrease in interest income was partially offset by the majority of our new interest earning investments occurring at the end of the three months ended March 31, 2014. The annualized weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments and remained at 11.6% for the three months ended March 31, 2014 and 2013, respectively. The level of interest income from investments is directly related to the principal balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended March 31, 2014, was $283.8 million, compared to $293.0 million for the prior year period, a decrease of 3.2%.

During the three months ended March 31, 2014, two of our portfolio companies were on non-accrual, with an aggregate debt cost basis of approximately $33.8 million, or 10.3%, of the cost basis of all debt investments in our portfolio. During the prior year period, four portfolio companies were on non-accrual, with an aggregate debt cost basis of approximately $56.8 million, or 16.4%, of the cost basis of all debt investments in our portfolio.

Effective January 1, 2014, we placed Heartland Communications Group, (“Heartland”) on non-accrual status. No other non-accruals were added and no other non-accruals were placed on accrual during three months ended March 31, 2014 or 2013, respectively.

For the three months ended March 31, 2014, other income consisted primarily of $0.5 million in prepaid success fees received from Francis Drilling Fluids Ltd. (“FDF”), $0.1 million in prepayment fees received from POP, $0.3 million in dividend income and other fees received from FDF and $0.2 million in success fees received related to our sale of substantially all of the assets of Lindmark Acquisition, LLC (“Lindmark”) and the ensuing pay down of our debt investments in Lindmark at par in September 2013. For the three months ended March 31, 2013, no other income was received.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2014		Three Months Ended March 31, 2014
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$29,745	10.2%	$799	8.6%
J.America, Inc.(A)	17,127	5.8	468	5.0
Francis Drilling Fluids, Ltd.	14,965	5.1	608	6.5
AG Transportation Holdings, LLC	13,016	4.4	451	4.8
Vision Solutions, Inc.	11,055	3.8	265	2.9

Subtotal — five largest investments	85,908	29.3	2,591	27.8
Other portfolio companies	207,412	70.7	6,736	72.2
Other non-portfolio company revenue	—	—	4	—

Total Investment Portfolio	$293,320	100.0%	$9,331	100.0%

	As of March 31, 2013		Three Months Ended March 31, 2013
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$21,110	7.9%	$799	9.5%
Allen Edmonds Shoe Corporation(B)	19,580	7.3	548	6.5
Midwest Metal Distribution, Inc.	18,007	6.7	553	6.6
Francis Drilling Fluids, Ltd.	14,550	5.5	450	5.3
CMI Acquisition, LLC(C)	13,480	5.0	502	6.0

Subtotal — five largest investments	86,727	32.4	2,852	33.9
Other portfolio companies	180,753	67.6	5,528	65.6
Other non-portfolio company revenue	—	—	44	0.5

Total Investment Portfolio	$267,480	100.0%	$8,424	100.0%

(A)	Investment added in December 2013.
(B)	Investment exited in December 2013 at par.
(C)	Investment exited in September 3013 at par.

Operating Expenses

Operating expenses, net of credits from the Adviser, increased for the three months ended March 31, 2014, by 20.7%, as compared to the prior year period. This increase was primarily due to increases in the net incentive fee and other expenses, partially offset by decreases in the net base management fee and interest expense on our Credit Facility during the three months ended March 31, 2014.

The increase of $0.8 million in the net incentive fee earned by the Adviser during the three months ended March 31, 2014, as compared to the prior year period, was due primarily to the Adviser’s partial incentive fee waiver to ensure distributions to stockholders were covered entirely by net investment income during the three months ended March 31, 2013. There was no incentive fee waiver needed during the three months ended March 31, 2014.

The increase of $0.4 million in other expenses during the three months ended March 31, 2014, as compared to the prior year period, was primarily due to the receipt of certain previously reserved for reimbursable deal expenses in the prior year period. Additionally there were increased due diligence expenses related to certain prospective portfolio companies during the three months ended March 31, 2014.

The decrease of $0.2 million in the net base management fee during the three months ended March 31, 2014, as compared to the prior year period, was due primarily to an increase in the credit for fees received by the Adviser from portfolio companies related to new investments funded during the period.

Interest expense decreased by 16.7% during the three months ended March 31, 2014, as compared to the prior year period, primarily due to decreased borrowings throughout the quarter under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the three months ended March 31, 2014, was approximately $46.9 million, as compared to $55.4 million in the prior year period, a decrease of 15.4%. Additionally, the decrease in interest expense for the three months ended March 31, 2014, as compared to the prior year period, was due to the January 2013 amendment of our Credit Facility to remove the LIBOR minimum of 1.5% on advances.

The base management fee, incentive fee and associated credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended March 31,
	2014	2013
Average total assets subject to base management fee(A)	$300,800	$283,800
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%
Base management fee(B)	$1,504	$1,419
Credit for fees received by Adviser from the portfolio companies	(298)	—
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(29)	(43)

Net Base Management Fee	$1,177	$1,376

Incentive fee(B)	1,121	953
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	—	(596)

Net Incentive Fee	$1,121	$357

Credit for fees received by Adviser from the portfolio companies	(298)	—
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(29)	(43)
Incentive fee credit	—	(596)

Credit to Fees From Adviser(B)	$(327)	$(639)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statements of Operations.

Realized (Losses) Gains and Unrealized Depreciation on Investments

Net Realized (Losses) Gains

For the three months ended March 31, 2014, we recorded a net realized loss on investments of $2.5 million, which primarily related to our sale of BAS. For the three months ended March 31, 2013, there was minimal realized gain activity, which consisted primarily of unamortized discounts on the early payoffs of several syndicated investments during the period.

Net Unrealized Depreciation

Net unrealized depreciation of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the three months ended March 31, 2014, we recorded net unrealized depreciation of investments in the aggregate amount of $4.0 million, which included reversals totaling $6.7 million in cumulative unrealized depreciation, primarily related to our sale of BAS. Excluding reversals, we had $10.7 million in net unrealized depreciation for the three months ended March 31, 2014. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the three months ended March 31, 2014, consisted of approximately $5.2 million on our debt investments and approximately $5.5 million on our equity investments.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended March 31, 2014, were as follows:

	Three Months Ended March 31, 2014
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
BAS Broadcasting	$(2,765)	$—	$6,905	$4,140
Legend Communications of Wyoming, LLC	—	2,677	—	2,677
Defiance Integrated Technologies, Inc.	—	1,463	—	1,463
Sunburst Media — Louisiana, LLC	—	1,012	—	1,012
Sunshine Media Holdings	—	931	—	931
Heartland Communications Group	—	365	—	365
Francis Drilling Fluids, Ltd.	—	300	—	300
First American Payment Systems, L.P.	—	291	—	291
Westland Technologies, Inc.	—	(294)	—	(294)
International Junior Golf Training Acquisition Company	—	(310)	—	(310)
Precision Acquisition Group Holdings, Inc.	—	(469)	—	(469)
Alloy Die Casting Co.	—	(905)	—	(905)
RBC Acquisition Corp.	—	(6,142)	—	(6,142)
Midwest Metal Distribution, Inc.	—	(10,152)	—	(10,152)
Other, net (<$250)	226	551	(163)	614

Total:	$(2,539)	$(10,682)	$6,742	$(6,479)

The largest driver of our net unrealized depreciation (excluding reversals) for the three months ended March 31, 2014, was due to a decrease in certain comparable multiples used for valuations during the period, most notably that of Midwest Metal Distribution, Inc. (“Midwest”) and RBC Acquisition Corp. (“RBC”). During the three months ended March 31, 2014, we invested $1.7 million in additional preferred equity capital in RBC. This unrealized depreciation for the three months ended March 31, 2014, was partially offset by unrealized appreciation on certain portfolio companies due to increased operational and financial performance.

During the three months ended March 31, 2013, we recorded net unrealized depreciation of investments in the aggregate amount of $7.6 million. Over our entire portfolio, the net unrealized depreciation for the three months ended March 31, 2013, consisted of approximately $2.9 million on our debt investments and approximately $4.7 million on our equity investments.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended March 31, 2013, were as follows:

	Three Months Ended March 31, 2013
Portfolio Company	Realized Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Appreciation	Net Gain (Loss)
Sunshine Media Holdings	$—	$1,401	$—	$1,401
Kansas Cable Holdings, Inc.	—	470	—	470
International Junior Golf Training Acquisition Company	—	417	—	417
Lindmark Acquisition, LLC	—	(315)	—	(315)
Defiance Integrated Technologies, Inc.	—	(396)	—	(396)
WP Evenflo Group Holdings, Inc.	—	(508)	—	(508)
GFRC Holdings, LLC	—	(581)	—	(581)
Legend Communications of Wyoming, LLC	—	(629)	—	(629)
AG Transportation Holdings, LLC	—	(728)	—	(728)
Francis Drilling Fluids, Ltd.	—	(923)	—	(923)
RBC Acquisition Corp.	—	(7,059)	—	(7,059)
Other, net (<$250)	30	1,240	(22)	1,248

Total:	$30	$(7,611)	$(22)	$(7,603)

The largest driver of our net unrealized depreciation for the three months ended March 31, 2013, was the notable unrealized depreciation of $7.1 million for RBC due to a decline in financial and operational performance. During the three months ended March 31, 2013, we invested $2.0 million in additional preferred equity in RBC. This unrealized depreciation for the three months ended March 31, 2013, was partially offset by unrealized appreciation on Sunshine Media Holdings (“Sunshine”) of $1.4 million, which was due to an incremental improvement in this portfolio company’s financial and operational performance.

As of March 31, 2014, the fair value of our investment portfolio was less than its cost basis by approximately $62.5 million, and our entire investment portfolio was valued at 82.4% of cost, as compared to cumulative net unrealized depreciation of $58.5 million and a valuation of our entire portfolio at 82.9% of cost as of December 31, 2013. This decrease quarter over quarter represents net unrealized depreciation of our investments of $4.0 million for the three months ended March 31, 2014. Of our current investment portfolio, 13 portfolio companies originated before December 31, 2007, representing 31.2% of the entire cost basis of our portfolio, were valued at 51.9% of cost and include our two investments on non-accrual status. Our 38 portfolio companies originated after December 31, 2007, representing 68.8% of the entire cost basis of our portfolio, were valued at 96.3% of cost, none of these portfolio companies are on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of March 31, 2014, primarily due to the lingering effects of the recession that began in 2008 and its effect on the performance of certain of our portfolio companies and also because we were invested in certain industries that were disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

Net unrealized (appreciation) depreciation of other includes the net change in the fair value of our Credit Facility and our interest rate cap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the three months ended March 31, 2014, we recorded net unrealized appreciation of borrowings of $0.1 million compared to net unrealized depreciation of borrowings of $0.4 million for the three months ended March 31, 2013. Our Credit Facility was fair valued at $60.5 million and $47.1 million as of March 31, 2014 and September 30, 2013, respectively. Our interest rate cap was fair valued at $0 and $4 as of March 31, 2014 and September 30, 2013, respectively.

Comparison of the Six Months Ended March 31, 2014 to the Six Months Ended March 31, 2013

	For the Six Months Ended March 31,
	2014	2013	$ Change	% Change
INVESTMENT INCOME
Interest income	$16,362	$16,604	$(242)	(1.5)%
Other income	1,361	1,648	(287)	(17.4)

Total investment income	17,723	18,252	(529)	(2.9)

EXPENSES
Base management fee	2,960	2,851	109	3.8
Incentive fee	2,095	2,168	(73)	(3.4)
Administration fee	416	337	79	23.4
Interest expense	1,284	1,659	(375)	(22.6)
Dividend expense on mandatorily redeemable preferred stock	1,372	1,372	—	—
Amortization of deferred financing fees	630	585	45	7.7
Other	1,276	851	425	49.9

Expenses before credits from Adviser	10,033	9,823	210	2.1
Credits to fees from Adviser	(1,205)	(840)	(365)	(43.5)

Total expenses net of credits	8,828	8,983	(155)	(1.7)

NET INVESTMENT INCOME	8,895	9,269	(374)	(4.0)

NET REALIZED AND UNREALIZED LOSS
Net realized loss on investments	(13,313)	(3,018)	(10,295)	(341.1)
Net unrealized appreciation (depreciation) of investments	12,937	(2,748)	15,685	570.8
Net unrealized (appreciation) depreciation of other	(115)	2,100	(2,215)	NM

Net loss from investments and other	(491)	(3,666)	3,175	86.6

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,404	$5,603	$2,801	50.0%

NM = Not Meaningful

Investment Income

Total interest income decreased by 1.5% for the six months ended March 31, 2014, as compared to the prior year period. This decrease was due primarily to several early payoffs at par early in the current period. These payoffs were offset by new investments funding later in the current period. The level of interest income from investments is directly related to the principal balance of the interest-bearing investment portfolio outstanding during the period, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the six months ended March 31, 2014, was $281.4 million, compared to $285.5 million for the prior year period, a decrease of 1.4%. The annualized weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments and remained at 11.6% for the six months ended March 31, 2014 and 2013, respectively.

During the six months ended March 31, 2014, two of our portfolio companies were on non-accrual, with an aggregate debt cost basis of approximately $33.8 million, or 10.3%, of the cost basis of all debt investments in our portfolio. During the prior year period, four portfolio companies were on non-accrual with an aggregate debt cost of approximately $56.8 million, or 16.4%, of the cost basis of all debt investments in our portfolio. Effective January 1, 2014, we placed Heartland on non-accrual status. During the three months ended December 31, 2013, we sold our investment in LocalTel that had been on non-accrual status. See “Overview — Investment Highlights” for more information. No other non-accruals were added and no other non-accruals were placed on accrual during the six months ended March 31, 2014 and 2013, respectively.

Other income decreased by 17.4% for the six months ended March 31, 2014, as compared to the prior year period. For the six months ended March 31, 2014, other income consisted primarily of $0.5 million in prepaid success fees received from FDF, $0.1 million in prepayment penalty fees received from POP, $0.3 million in dividend and other fees received from FDF and $0.4 million in success fees received related to our sale of substantially all of the assets of Lindmark and the ensuing pay down of our debt investments in Lindmark at par in September 2013. For the six months ended March 31, 2013, other income consisted primarily of $1.1 million in success fees received from the early payoff of Westlake Hardware, Inc. (“Westlake”) in December 2012 and an aggregate of $0.5 million in prepayment fees related to early payoffs of four syndicate investments during the three months ended December 31, 2012.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2014		Six Months Ended March 31, 2014
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$29,745	10.2%	$1,616	9.1%
J.America, Inc.(A)	17,127	5.8	493	2.8
Francis Drilling Fluids, Ltd.	14,965	5.1	1,723	9.7
AG Transportation Holdings, LLC	13,016	4.4	911	5.1
Vision Solutions, Inc.	11,055	3.8	535	3.0

Subtotal — five largest investments	85,908	29.3	5,278	29.7
Other portfolio companies	207,412	70.7	12,437	70.2
Other non-portfolio company revenue	—	—	8	0.1

Total Investment Portfolio	$293,320	100.0%	$17,723	100.0%

	As of March 31, 2013		Six Months Ended March 31, 2013
Company	Fair Value	% of Portfolio	Investment Income	% of Total Revenues
RBC Acquisition Corp.	$21,110	7.9%	$1,609	8.8%
Allen Edmonds Shoe Corporation(B)	19,580	7.3	627	3.4
Midwest Metal Distribution, Inc.	18,007	6.7	1,119	6.1
Francis Drilling Fluids, Ltd.	14,550	5.5	910	5.0
CMI Acquisition, LLC(C)	13,480	5.0	1,015	5.6

Subtotal — five largest investments	86,727	32.4	5,280	28.9
Other portfolio companies	180,753	67.6	12,874	70.5
Other non-portfolio company revenue	—	—	98	0.6

Total Investment Portfolio	$267,480	100.0%	$18,252	100.0%

(A)	Investment added in December 2013.
(B)	Investment exited in December 2013 at par.
(C)	Investment exited in September 3013 at par.

Operating Expenses

Operating expenses, net of credits to fees from the Adviser, decreased for the six months ended March 31, 2014, by 1.7%, as compared to the prior year period. This decrease was primarily due to the decrease in the net base management fee and a decrease in interest expense on our Credit Facility, offset partially by an increase in other expenses during the six months ended March 31, 2014.

The decrease of $0.3 million in the net base management fee during the six months ended March 31, 2014, as compared to the prior year period, was due primarily to an increase in the credit for fees received by the Adviser from portfolio companies related to new investments funded during the period.

Interest expense decreased by 22.6% during the six months ended March 31, 2014, as compared to the prior year period, primarily due to decreased borrowings throughout the period under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the six months ended March 31, 2014, was approximately $39.9 million, as compared to $50.7 million in the prior year period, a decrease of 21.2%. Additionally, the decrease in interest expense for the six months ended March 31, 2014, as compared to the prior year period, was due to the January 2013 amendment of our Credit Facility to remove the LIBOR minimum of 1.5% on advances.

The increase of $0.4 million in other expenses during the six months ended March 31, 2014, as compared to the prior year period, primarily due to the receipt of certain previously reserved for reimbursable deal expenses in the prior year period. Additionally there were increased due diligence expenses related to certain prospective portfolio companies during the six months ended March 31, 2014.

The base management fee, incentive fee and associated credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Six Months Ended March 31,
	2014	2013
Average total assets subject to base management fee(A)	$296,000	$285,100
Multiplied by prorated annual base management fee of 2.0%	1.0%	1.0%

Base management fee(B)	$2,960	$2,851
Credit for fees received by Adviser from the portfolio companies	(631)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(59)	(104)

Net Base Management Fee	$2,270	$2,607

Incentive fee(B)	2,095	2,168
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(515)	(596)

Net Incentive Fee	$1,580	$1,572

Credit for fees received by Adviser from the portfolio companies	(631)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(59)	(104)
Incentive fee credit	(515)	(596)

Credit to Fees From Adviser(B)	$(1,205)	$(840)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statements of Operations.

Realized Loss and Unrealized Depreciation on Investments

Net Realized Losses

For the six months ended March 31, 2014, we recorded a net realized loss on investments of $13.3 million, primarily related to our sales of LocalTel ($10.8 million) and BAS ($2.8 million) during the period.

For the six months ended March 31, 2013, we recorded a net realized loss on investments of $3.0 million, primarily related to our sale of Viapack, Inc. (“Viapack”) of $2.4 million and our write off of Access Television Network, Inc. (“Access TV”) of $0.9 million in November 2012. These realized losses were partially offset by the aggregate realized gains of $0.2 million from unamortized discounts from several early payoffs during the six months ended March 31, 2012, as well as escrowed net proceeds of $0.1 million in connection with our exit in fiscal year 2012 of our investment in Newhall Holdings Inc. (“Newhall”).

Net Unrealized Appreciation (Depreciation)

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the six months ended March 31, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $12.9 million, which included reversals totaling $16.9 million in cumulative unrealized depreciation, primarily related to our sales of LocalTel and BAS. Excluding reversals, we had $4.0 million in net unrealized depreciation for the six months ended March 31, 2014. Over our entire portfolio, the net unrealized depreciation (excluding reversals) for the six months ended March 31, 2014, consisted of approximately $2.0 million on our debt investments and approximately $2.0 million on our equity investments.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the six months ended March 31, 2014, were as follows:

	Six Months Ended March 31, 2014
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
BAS Broadcasting	$(2,765)	$187	$6,905	$4,327
Legend Communications of Wyoming, LLC	—	2,677	—	2,677
Sunshine Media Holdings		2,393	—	2,393
GFRC Holdings, LLC	—	1,801	45	1,846
Defiance Integrated Technologies, Inc.	—	1,258	—	1,258
Sunburst Media — Louisiana, LLC	—	809	—	809
Funko, LLC	—	717	—	717
Saunders & Associates	—	641	—	641
North American Aircraft Services, LLC	—	450	—	450
Francis Drilling Fluids, Ltd.	—	406	—	406
Ashland Acquisitions, LLC	—	(353)	—	(353)
Precision Acquisition Group Holdings, Inc.	—	(423)	—	(423)
LocalTel, LLC	(10,774)	—	10,218	(556)
International Junior Golf Training Acquisition Company	—	(560)	—	(560)
Targus Group International, Inc.	—	(646)	—	(646)
Alloy Die Casting Co.	—	(905)	—	(905)
RBC Acquisition Corp.	—	(2,887)	—	(2,887)
Midwest Metal Distribution, Inc.	—	(9,961)	—	(9,961)
Other, net (<$250)	226	450	(285)	391

Total:	$(13,313)	$(3,946)	$16,883	$(376)

The largest driver of our net unrealized depreciation (excluding reversals) for the six months ended March 31, 2014, was due to a decrease in certain comparable multiples used for valuations during the period, most notably Midwest and RBC, which was partially offset by unrealized appreciation on certain portfolio companies due to incremental improvements in financial and operational performance. During the six months ended March 31, 2014, we invested $1.7 million in additional preferred equity capital in RBC.

During the six months ended March 31, 2013, we recorded net unrealized depreciation of investments in the aggregate amount of $2.7 million, which included the reversal of $8.0 million in combined aggregate unrealized depreciation, primarily related to our sale of Viapack and our write off of Access TV. Excluding reversals, we had $10.8 million in net unrealized depreciation for the six months ended March 31, 2013. Over our entire portfolio, the net unrealized depreciation for the six months ended March 31, 2013, is comprised of approximately $3.0 million of appreciation on our debt investments and approximately $5.8 million of depreciation on our equity investments.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the six months ended March 31, 2013, were as follows:

	Six Months Ended March 31, 2013
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Viapack, Inc.	$(2,407)	$—	$6,660	$4,253
Sunshine Media Holdings	—	1,632	—	1,632
Access Television Network, Inc.	(903)	—	903	—
International Junior Golf Training Acquisition Company	—	841	—	841
Westlake Hardware, Inc.	—	—	640	640
Kansas Cable Holdings, Inc.	—	401	—	401
LocalTel, LLC	—	(256)	—	(256)
CMI Acquisition, LLC	—	(285)	—	(285)
WP Evenflo Group Holdings, Inc.	—	(528)	3	(525)
BAS Broadcasting	—	(560)	—	(560)
AG Transportation Holdings, LLC	—	(729)	—	(729)
Francis Drilling Fluids, Ltd.	—	(836)	—	(836)
Lindmark Acquisition, LLC	—	(853)	—	(853)
GFRC Holdings, LLC	—	(1,171)	—	(1,171)
Legend Communications of Wyoming, LLC	—	(1,339)	—	(1,339)
Defiance Integrated Technologies, Inc.	—	(1,593)	—	(1,593)
RBC Acquisition Corp.	—	(7,473)	—	(7,473)
Other, net (<$250)	292	1,975	(180)	2,087

Total:	$(3,018)	$(10,774)	$8,026	$(5,766)

The largest driver of our net unrealized depreciation for the six months ended March 31, 2013, was the notable unrealized depreciation of RBC of $7.5 million due to a decline in the portfolio company’s financial and operational performance. In addition, there was unrealized depreciation of Defiance Integrated Technologies, Inc. of $1.6 million and Legend Communications of Wyoming LLC of $1.3 million, which were also due to declines in these portfolio companies’ financial and operational performance. Partially offsetting this unrealized depreciation for the six months ended March 31, 2013, were the reversals of unrealized depreciation of Viapack of $6.7 million, Access TV of $0.9 million and Westlake of $0.6 million, all related to sales, write offs or payoffs during the period, as well as unrealized appreciation of Sunshine of $1.6 million due to an incremental improvement in the financial and operational performance of this portfolio company.

As of March 31, 2014, the fair value of our investment portfolio was less than its cost basis by approximately $62.5 million, and our entire investment portfolio was valued at 82.4% of cost, as compared to cumulative net unrealized depreciation of $75.4 million and a valuation of our entire portfolio at 77.3% of cost as of September 30, 2013. This represents net unrealized appreciation of our investments of $12.9 million for the six months ended March 31, 2014. Of our current investment portfolio, 13 portfolio companies originated before December 31, 2007, representing 31.2% of the entire cost basis of our portfolio, were valued at 51.9% of cost and include our two investments on non-accrual status. Our 38 portfolio companies originated after December 31, 2007, representing 68.8% of the entire cost basis of our portfolio, were valued at 96.3% of cost, none of these portfolio companies are on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of March 31, 2014, primarily due to the lingering effects of the recession that began in 2008 and its effect on the performance of certain of our portfolio companies and also because we were invested in certain industries that were disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

Net unrealized (appreciation) depreciation of other includes the net change in the fair value of our Credit Facility and our interest rate cap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the six months ended March 31, 2014, we recorded net unrealized appreciation of borrowings of $0.1 million compared to net unrealized depreciation of borrowings of $2.1 million for the six months ended March 31, 2013. Our Credit Facility was fair valued at $60.5 million and $47.1 million as of March 31, 2014 and September 30, 2013, respectively. Our interest rate cap was fair valued at $0 and $4 as of March 31, 2014 and September 30, 2013, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash used in operating activities during the six months ended March 31, 2014, was $11.9 million, as compared to net cash provided by operating activities of $9.8 million for the six months ended March 31, 2013. The difference was primarily due to an increase in new investments, partially offset by a decrease in principal repayments during the six months ended March 31, 2014.

As of March 31, 2014, we had loans to, syndicated participations in and/or equity investments in 51 private companies with an aggregate cost basis of approximately $355.8 million. As of March 31, 2013, we had loans to, syndicated participations in and/or equity investments in 47 private companies with an aggregate cost basis of approximately $361.3 million.

The following table summarizes our total portfolio investment activity during the six months ended March 31, 2014 and 2013, at fair value:

	Six Months Ended March 31,
	2014	2013
Beginning investment portfolio, at fair value	$256,878	$273,960
New investments	70,981	56,227
Disbursements to existing portfolio companies	8,820	4,599
Scheduled principal repayments	(1,736)	(3,058)
Unscheduled principal repayments	(36,679)	(51,949)
Net proceeds from sales of investments	(4,700)	(5,918)
Net unrealized depreciation of investments	(3,946)	(10,774)
Reversal of prior period depreciation on realization	16,883	8,026
Net realized loss on investments	(13,343)	(3,146)
Increase in investment balance due to PIK(A)	128	39
Net change in premiums, discounts and amortization	34	(526)

Investment Portfolio, at Fair Value	$293,320	$267,480

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2014:

For the Fiscal Years Ending September 30:	Amount
For the remaining six months ending September 30:
2014	$44,596
2015	43,877
2016	78,532
2017	13,665
2018	44,589
Thereafter	103,035

Total contractual repayments	$328,294
Equity investments	28,307
Adjustments to cost basis on debt investments	(830)

Total Cost Basis of Investments Held at March 31, 2014:	$355,771

Financing Activities

Net cash provided by financing activities for the six months ended March 31, 2014 of $4.4 million consisted primarily of net borrowings on our Credit Facility of $13.3 million, partially offset by $8.8 million of distributions to common stockholders. Net cash used in financing activities for the six months ended March 31, 2013 of $11.1 million consisted primarily of distributions to common stockholders of $8.8 million, offset partially by net repayments on our Credit Facility of $3.4 million.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate-level federal income tax on the income that we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0%

of our investment company taxable income. Additionally, the covenants in our Credit Facility generally restrict the amount of distributions to stockholders that we can pay out to be no greater than our net investment income in each fiscal year. In accordance with these requirements, we declared and paid monthly cash distributions of $0.07 per common share for each of the six months from October 2013 through March 2014, which totaled an aggregate of $8.8 million. In April 2014, our Board of Directors declared a monthly distribution of $0.07 per common share for each of April, May and June 2014. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2014.

For the fiscal year ended September 30, 2013, which includes the three months ended December 31, 2012, our aggregate distributions to common stockholders totaled approximately $17.7 million, which were declared based on estimates of our investment company taxable income for that fiscal year. For our fiscal year ended September 30, 2013, our common stockholder distributions declared and paid exceeded our current and accumulated earnings and profits (after taking into account our preferred stock dividends), which resulted in a partial return of capital of approximately $1.3 million. The return of capital was primarily due to accounting principles generally accepted in the U.S. (“GAAP”) realized losses being recognized as ordinary losses for federal income tax purposes. The federal income tax characterization of the common distributions declared and paid to our stockholders for our fiscal year ending September 30, 2014 will be determined at our fiscal year end and cannot be determined at this time.

Preferred Stock Distributions

We also declared and paid monthly cash distributions of $0.1484375 per share of our Series 2016 Term Preferred Stock for each of the six months from October 2013 through March 2014, which totaled an aggregate of $1.4 million. In April 2014, our Board of Directors declared a monthly distribution of $0.1484375 per share of Series 2016 Term Preferred Stock for each of April, May and June 2014. In accordance with GAAP, we treat these monthly distributions to preferred stockholders as an operating expense. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and have been characterized as ordinary income to our preferred stockholders since the Series 2016 Term Preferred Shares were issued in November 2011.

Equity

Registration Statement

We filed Post-effective Amendment No. 1 to our universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) with the SEC on December 23, 2013, and subsequently filed Post-effective Amendment No. 2 on February 14, 2014, which the SEC declared effective on February 21, 2014. Our Registration Statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities. As of March 31, 2014, we have not issued any securities under our Registration Statement.

Common Stock

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below NAV per share, as it has from time to time over the last four years, the 1940 Act restricts our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our then current NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. As of April 29, 2014, our closing market price was $9.68 per common share, a 1.1% discount to our March 31, 2014 NAV per common share of

$9.79. To the extent that our common stock trades at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or a rights offering to existing common stockholders.

At our Annual Meeting of Stockholders held on February 13, 2014, our stockholders approved a proposal authorizing us to sell shares of our common stock at a price below our then current NAV per share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. We have not issued any common stock since February 2008 and have never issued common stock below NAV per share.

Term Preferred Stock

Pursuant to our prior registration statement, in November 2011, we completed a public offering of 1.5 million shares of Series 2016 Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us were approximately $36.4 million and were used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending December 31, 2016. We have not issued any additional preferred stock since November 2011.

Our Series 2016 Term Preferred Shares provide for a fixed dividend equal to 7.125% per year, payable monthly (which equates in total to approximately $2.7 million per year). We are required to redeem all of the outstanding 2016 Term Preferred Shares on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series 2016 Term Preferred Shares have a preference over our common stock with respect to these dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on our Series 2016 Term Preferred Shares have been paid in full. In addition, the two other potential redemption triggers for our Series 2016 Term Preferred Shares are as follows: (1) if we fail to maintain an asset coverage ratio (as calculated under Section 18(h) of the 1940 Act) of at least 200.0%, we are required to redeem a portion of our outstanding Series 2016 Term Preferred Shares or otherwise cure the ratio redemption trigger; and (2) at our sole option, at any time on or after December 31, 2012. As of March 31, 2014, we have not redeemed any of our outstanding Series 2016 Term Preferred Shares.

Our Series 2016 Term Preferred Shares have been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks. In addition, our Term Preferred Stock is not convertible into our common stock or any other security.

Revolving Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 6 to the fourth amended and restated credit agreement (our “Credit Facility”) to extend the revolver period end date for one year to January 19, 2016. Our $137.0 million revolving Credit Facility was arranged by Key Equipment Finance Inc. (effective January 1, 2014, now known as Key Equipment Finance, a division of KeyBank National Association) (“Key Equipment”) as administrative agent. KeyBank, Branch Banking and Trust Company and ING Capital LLC also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded from $137.0 million to a maximum of $237.0 million through the addition of other committed lenders to the facility. The interest rates on advances under our Credit Facility generally bear interest at a 30-day LIBOR plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016. Prior to the April 26, 2013 amendment, on January 29, 2013, we, through Business Loan, amended our Credit Facility to remove the LIBOR minimum of 1.5% on advances. We incurred fees of $0.7 million in April 2013 and $0.6 million in January 2013 in connection with these amendments, which are being amortized through our Credit Facility’s revolver period end date of January 19, 2016. All other terms of our Credit Facility remained generally unchanged at the time of these amendments.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility also generally limits payments on distributions to our stockholders to the aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015 and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability credit under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of March 31, 2014, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2014, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.1 million, asset coverage of 308% and an active status as a BDC and RIC. In addition, we had 33 obligors in the borrowing base of our Credit Facility as of March 31, 2014. As of March 31, 2014 we were in compliance with all of our Credit Facility covenants.

On July 15, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with KeyBank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit pursuant to the terms of our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement, which is recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of March 31, 2014 and September 30, 2013, the fair value of our interest rate cap agreement was $0 and $4, respectively.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of March 31, 2014 and September 30, 2013, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

The following table summarizes our contractual obligations as of March 31, 2014, at cost:

	Payments Due by Fiscal Years
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Credit Facility(B)	$—	$60,200	$—	$—	$60,200
Series 2016 Term Preferred Shares	—	38,497	—	—	38,497
Interest on contractual obligations(C)	2,966	10,336	—	—	13,302

Total	$2,966	$109,033	$—	$—	$111,999

(A)	Excludes our unused line of credit and uncalled capital commitments to our portfolio companies in an aggregate amount of $11.4 million as of March 31, 2014.
(B)	Principal balance of borrowings under our Credit Facility, based on the current contractual maturity as of March 31, 2014 due to the revolving nature of the facility. In April 2013, we amended our Credit Facility to extend the revolver period end date until January 2016.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2016 Term Preferred Shares. The amount of interest calculated for purposes of this table was based upon rates and balances of our Credit Facility as of March 31, 2014. Dividend payments on our Series 2016 Term Preferred Shares assume quarterly dividend declarations and monthly dividend distributions to stockholders through the date of mandatory redemption.

Of our interest bearing debt investments as of March 31, 2014, 47.2% have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we do not recognize success fees as income until they are received in cash. As a result, as of March 31, 2014, we have an aggregate off-balance sheet success fee receivable on our accruing debt investments of $16.3 million, or approximately $0.77 per common share, that would be owed to us based on our current portfolio if fully paid off. Due to their contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our accompanying Condensed Consolidated Financial Statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

The Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” defines fair value by focusing on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value assessment. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Adviser’s own assumptions based upon the best available information.

The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of March 31, 2014 and September 30, 2013, all of our investments were valued using Level 3 inputs. See Note 3 — Investments in our accompanying Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements and our application of ASC 820.

General Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our Board of Directors. In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable. In addition, our Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Adviser uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Adviser may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Adviser obtains these specific third-party appraisals, the Adviser uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The Policy, which is summarized below, applies to the following categories of securities:

•	Publicly traded securities;

•	Securities for which a limited market exists; and

•	Securities for which no market exists.

Valuation Methods

Publicly traded securities: The Adviser determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Adviser will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of March 31, 2014 and September 30, 2013, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Adviser values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Adviser assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if the Adviser concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Adviser bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Adviser uses the IBP as a basis for valuing the security, it may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Adviser will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Adviser considers multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Adviser develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Adviser believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Adviser applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of March 31, 2014 and September 30, 2013, the Adviser determined that the IBPs were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly-reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded non-control equity securities of other funds.

(A)

Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to the Adviser by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Adviser may also submit PIK interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received. Furthermore, the Adviser may utilize DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

In the case of Non-Public Debt Securities, the Adviser has engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE will only evaluate the debt portion of our investments for which the Adviser specifically requests evaluation, and may decline to make requested evaluations for any reason, at its sole discretion. Quarterly, the Adviser collects data with respect to the investments (which includes portfolio company financial and operational performance and the information described below under “—Credit Information,” the risk ratings of the loans described below under “—Loan Grading and Risk Rating” and the factors described hereunder). This portfolio company data is then forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that the Adviser has assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity, or equity-like securities are submitted to our Board of Directors along with the Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. The Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when the Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, the Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value and votes to accept or reject the recommended valuation of our investment portfolio.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, the Adviser makes its own determination about the value of these investments in accordance with our Policy using the methods described herein.

(B)	Portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Adviser first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Adviser generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Adviser has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities: The Adviser values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Adviser has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Adviser estimates the fair value of the debt component using estimates of value provided by SPSE and the its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Adviser estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Adviser may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded non-control equity securities of other funds: The Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the NAV provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. At times, the estimates of fair value calculated by the various valuation techniques (inclusive of the third-party valuations we receive) may materially differ from one another, resulting in a range of potential values. In these circumstances, the Adviser comes to its good faith valuation conclusion based on all facts and circumstances considered, which is then presented to the Board for review and ultimate approval. In general, fair value is the amount that the Adviser might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Other Valuation Considerations

From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating

As part of the Adviser’s valuation procedures above, it risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (as defined in Rule 2a-7 under the 1940 Act), the Adviser uses the NRSRO’s risk rating for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the expected loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which the Adviser does not use a third-party NRSRO risk rating, it seeks to have its risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of the Adviser’s risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because the Adviser’s system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. The Adviser believes its risk rating would be higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, the Adviser’s risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when the Adviser uses its risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The Adviser believes the primary difference between the it’s risk rating and the rating of a typical NRSRO is that the Adviser’s risk rating uses more quantitative determinants and includes qualitative determinants that it believes are not used in the NRSRO rating. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The scale below gives an indication of the probability of default and the magnitude of the expected loss if there is a default.

Adviser’s System	First NRSRO	Second NRSRO	Description(A)
>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4.0% and the Expected Loss upon Default (EL) is 1.0% or less
10	Baa3	BBB-	PD is 5% and the EL is 1.0% to 2.0%
9	Ba1	BB+	PD is 10% and the EL is 2.0% to 3.0%
8	Ba2	BB	PD is 16% and the EL is 3.0% to 4.0%
7	Ba3	BB-	PD is 17.8% and the EL is 4.0% to 5.0%
6	B1	B+	PD is 22% and the EL is 5.0% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8.0%
4	B3	B-	PD is 27% and the EL is 8.0% to 10.0%
3	Caa1	CCC+	PD is 30% and the EL is 10.0% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20.0%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(A)	The default rates set forth are for a 10 year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on this risk rating scale.

The following table lists the risk ratings for all non-syndicated loans in our portfolio as of March 31, 2014 and September 30, 2013, representing approximately 77.4% and 80.5%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of March 31, 2014	As of September 30, 2013

Highest	10.0	10.0
Average	5.6	5.9
Weighted Average	5.3	5.5
Lowest	2.0	2.0

For syndicated loans that are currently rated by an NRSRO, the Adviser risk rates such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO as of March 31, 2014 and September 30, 2013, representing approximately 20.4% and 13.7%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of March 31, 2014	As of September 30, 2013

Highest	BBB-/Ba2	B+/NR
Average	B/B2	B/B2
Weighted Average	B/B2	B/B2
Lowest	B-/B3	CCC/Caa1

The following table lists the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO. As of March 31, 2014 and September 30, 2013, these loans represented 2.2% and 5.8%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of March 31,	As of September 30,
Rating	2014	2013
Highest	4.0	5.0
Average	4.0	4.5
Weighted Average	4.0	4.6
Lowest	4.0	4.0

Tax Status

Federal Income Taxes

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to our stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income, as defined by the Code. Our policy generally is to make distributions to our stockholders in an amount up to 100% of our investment company taxable income.

In an effort to limit certain federal excise taxes imposed on RICs, we currently intend to distribute to our stockholders, during each calendar year, an amount at least equal to the sum of: (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gain net income from preceding years that were not distributed during such years. Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs, and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectable. As of March 31, 2014, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $33.8 million, or 10.3% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $9.2 million, or 3.3% of the fair value of all debt investments in our portfolio. As of September 30, 2013, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $5.8 million, or 2.4% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash.

As of March 31, 2014 and September 30, 2013, we had 20 and 19 original OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $58 and $0.1 million for the three and six months ended March 31, 2014, respectively, as compared to $70 and $0.1 million for the three and six months ended March 31, 2013, respectively. The unamortized balance of OID investments as of March 31, 2014 and September 30, 2013, totaled $0.9 million and $1.0 million, respectively. As of March 31, 2014, and September 30, 2013, we had three investments which had a PIK interest component, respectively. We recorded PIK income of $80 and $0.2 million for the three and six months ended March 31, 2014, respectively, as compared to $51 and $0.1 million for the three and six months ended March 31, 2013, respectively. We collected $0 PIK interest in cash during the six months ended March 31, 2014 and 2013, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received an aggregate of $0.9 million of success fees during the six months ended March 31, 2014, which resulted from a $0.5 million prepayment by FDF in February 2014 and $0.4 million related to our sale of substantially all of the assets in Lindmark and the ensuing pay down of our debt investments in Lindmark at par in September 2013. We received $1.1 million of success fees during the six months ended March 31, 2013, which resulted from our exit of Westlake at par in December 2012. As of March 31, 2014 and September 30, 2013, we had an aggregate off-balance sheet success fee receivable on our accruing debt investments of approximately $16.3 million and $16.9 million, respectively.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time we exit an investment, based on the respective investment’s prepayment fee schedule. During the six months ended March 31, 2014, we received an aggregate of $0.2 million of prepayment fees from the early payoffs at par of one of our proprietary investments and one of our syndicated investments. During the six months ended March 31, 2013, we received an aggregate of $0.5 million of prepayment fees, which resulted from the early payoffs of four of our syndicated loans during the period.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the six months ended March 31, 2014, we received $0.2 million of dividend income from our preferred investment in FDF. We did not receive any dividend income during the six months ended March 31, 2013.

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

See Note 2 — Summary of Significant Accounting Policies in the accompanying notes to our Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for a description and our adoption of recent accounting pronouncements

SUPPLEMENTAL PORTFOLIO INFORMATION

The following table sets forth certain information as of March 31, 2014 regarding each portfolio company in which we held a debt or equity security as of such date. All such investments were made in accordance with our investment policies and procedures described in this prospectus supplement and in the accompanying prospectus.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
Non-syndicated Loans:

AG Transportation Holdings, LLC	Cargo Transportation	Senior Subordinated Term Debt		$12,859	$13,016
2430 Lincolnway East		Member Profit Participation	18.0%	1,000	—
Goshen, IN 46526		Profit Participation Warrants	7.0%	244	—

Allison Publications, LLC	Printing and publishing	Line of Credit		600	601
4311 Oak Lawn, Suite 100		Senior Term Debt		2,875	2,879
Dallas, Texas 75219		Senior Term Debt		5,400	5,427

Alloy Die Casting Co.	Diversified/conglomerate manufacturing	Senior Term Debt		5,235	5,255
6550 Caballero Blvd.		Preferred Stock	26.7%	1,742	835
Buena Park, CA 90620		Common Stock	26.7%	18	—

Behrens Manufacturing, LLC	Diversified/conglomerate manufacturing	Senior Term Debt		4,275	4,286
1250 E 8th Street		Preferred Stock	22.6%	1,253	1,180
Winona, MN 55987

Chinese Yellow Pages Company	Printing and publishing	Line of Credit		168	118
9550 Flair Drive Suite 200 El Monte, CA 91731

Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt		15,000	14,812
240 Jasmine Road		Preferred Units	4.6%	892	153
Crowley, LA 70526		Common Units	3.9%	1	—

Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt		7,587	7,729
6306 202nd St. SW		Preferred Equity Units	8.0%	1,305	2.276
Lynnwood, WA 98036

GFRC Holdings, LLC	Buildings and real estate	Line of Credit		150	108
3615 Miller Park		Senior Term Debt		4,924	3,496
Dr. Garland, TX 75042		Senior Subordinated Term Debt		6,598	4,685

Heartland Communications Group	Broadcasting and entertainment	Line of Credit		100	65
909 North Railroad		Line of Credit		100	65
Eagle River, WI 54521		Senior Term Debt		4,342	781
		Common Stock Warrants	8.8%	66	—

International Junior Golf Training Acquisition Company 58 Hospital Center Common Hilton Head, SC 29926	Leisure, amusement, motion pictures and entertainment	Line of Credit Senior Term Debt Senior Term Debt		2,250 61 2,700	956 25 1,215

J. America, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt		7,500	7,556
1200 Mason Court		Senior Subordinated Term Debt		9,500	9,571
Webberville, MI 48892

Leeds Novamark Capital I, L.P.	Private equity fund – healthcare, education and childcare	Limited Partnership Interest	8.4%	173	68
350 Park Avenue, 23rd Floor
New York, NY 10022

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt		6,699	3,705
6805 Douglas Legum Dr, Ste 100 Elkridge, MD 21075

Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt		4,140	4,145
6740 Cobra Way		Preferred Stock	11.7%	1,449	1,486
San Diego, CA 92121

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value

North American Aircraft Services, LLC 11502 Jones Maltsberger San Antonio, TX 78216	Aerospace and defense	Senior Subordinated Term Debt Senior Subordinated Term Debt Common Stock Warrants	4.6%	1,750 2,820 350	1,773 2,873 1,185

Ohana Media Group 833 Gambell Street Anchorage, AK 99501	Broadcasting and entertainment	Senior Term Debt		1,433	1,395

Precision Acquisition Group Holdings, Inc. 435 Burt Street Sistersville, WV 26175	Machinery	Equipment Note Senior Term Debt Senior Term Debt		1,000 4,125 4,053	655 2,702 2,645

Saunders & Associates 2520 East Rose Garden Ln. Phoenix, AZ 85050	Electronics	Line of Credit Senior Term Debt		917 8,947	839 8,186

Sunburst Media-Louisiana, LLC 300 Crescent Court, Suite 850 Dallas, Texas 75201	Broadcasting and entertainment	Senior Term Debt		6,026	1,434

Thibaut Acquisition Co. 480 Frelinghuysen Avenue Newark, NJ 07114	Home and office furnishings, housewares, and durable consumer products	Line of Credit Senior Term Debt		— 2,238	— 2,305

WadeCo Specialties Inc. 8115 W. Industrial Ave Odessa, TX 79706	Oil and gas	Line of Credit Senior Term Debt Senior Term Debt Common Stock	3.0%	175 4,500 4,500 250	175 4,500 4,500 250

Westland Technologies, Inc. 107 S Riverside Dr Modesto, CA 95354	Diversified/conglomerate manufacturing	Senior Term Debt Senior Term Debt Common Stock Warrants	4.9%	450 4,000 350	351 3,200 —

Subtotal – Non-syndicated loans				$159,090	$135,462

Syndicated Loans:

Ameriqual Group, LLC 18200 Highway 41 North Evansville, IN 47725	Beverage, food and tobacco	Senior Term Debt		7,248	$7,024

Ardent Medical Services, Inc. One Burton Hills Blvd., Suite 250 Nashville, TN 37215	Healthcare, education and childcare	Senior Subordinated Term Debt		9,991	9,975

ARSloane Acquisition, LLC 1 Elmcroft Road Stanford, CT 06926	Printing and publishing	Senior Subordinated Term Debt		4,921	5,050

Autoparts Holdings Limited 39 Old Ridgebury Rd Danbury, CT 06810	Automobile	Senior Term Debt		998	940

Blue Coat Systems, Inc. 420 North Mary Avenue Sunnyvale, CA 94086	Electronics	Senior Subordinated Term Debt		2,972	3,030

Envision Acquisition Company, LLC 2181 East Aurora Road Suite 201 Twinsburg, OH 44087	Healthcare, education and childcare	Senior Subordinated Term Debt		2,452	2,512

First American Payment Systems, L.P. 100 Throckmorton St., Suite 1800 Fort Worth, TX 76102	Finance	Senior Subordinated Term Debt		4,471	4,556

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2nd Floor Sparks, MD 21152	Healthcare, education and childcare	Senior Subordinated Term Debt		3,986	4,000

Company	Industry	Investment	% of Class Held on Fully Diluted Basis		Cost		Fair Value

PLATO Learning, Inc. 5600 W 83rd Street Bloomington, MN 55437	Healthcare, education and childcare	Senior Subordinated Term Debt				4,919		5,000

RP Crown Parent, LLC 14400 N 87th Street Scottsdale, AZ 85260	Electronics	Senior Subordinated Term Debt				1,965		2,010

Sensus USA, Inc. 8601 Six Forks Road Raleigh, NC 27615	Electronics	Senior Term Debt				497		501

Steinway Musical Instruments, Inc. 1 Steinway Place Long Island City, NY 11105	Personal and non-durable consumer products	Senior Subordinated Term Debt				$247		$257

SumTotal Systems, Inc. 2850 NW 43rd Street, Suite 150 Gainesville, FL 32606	Electronics	Senior Subordinated Term Debt				3,932		3,950

Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Senior Term Debt				9,126		7,658

The Active Network, Inc. 15300 Barranca Parkway Irvine, California 92618	Electronics	Senior Subordinated Term Debt				995		1,020

Vision Solutions, Inc. 15300 Barranca Parkway Irvine, California 92618	Electronics	Senior Term Debt				10,946		11,055

W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042	Oil and gas	Senior Subordinated Term Debt				494		499

Wall Street Systems Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Electronics	Senior Term Debt				2,947		3,030

WP Evenflo Group Holdings, Inc. 707 Crossroads Court Vandalia, OH 45377	Diversified/conglomerate manufacturing	Senior Preferred Equity Junior Preferred Equity Common Stock	1.1 4.4 0.8	% % %		333 111 —		493 — —

Subtotal—Syndicated loans						$74,044		$73,065

Total Non-Control/Non-Affiliate Investments (represented 71.1% of total investments at fair value)						$233,134		$208,527

AFFILIATE INVESTMENTS

Ashland Acquisition, LLC 30 Amberwood Parkway Ashland, OH 44805	Printing and publishing	Line of Credit Senior Term Debt Preferred Equity Units Common Equity Units	20.0 20.0	% %	$	— 7,000 440 —	$	— 7,088 — —

Edge Adhesives Holdings, Inc. 5117 Northeast Parkway Fort Worth, TX 76106	Diversified/conglomerate manufacturing	Line of Credit Senior Term Debt Senior Subordinated Term Debt Preferred Stock	29.3%			530 6,200 1,600 2,316		530 6,200 1,600 2,316

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units	6.7%			2,000		3,347

Lignetics, Inc. PO Box 1726 Sandpoint, ID 83864	Diversified natural resources, precious metals and minerals	Senior Subordinated Term Debt Common Stock	9.8%			6,000 1,000		6,000 1,000

RBC Aquisition Corp. 1945 Walton Rd. St. Louis, MO 63114	Healthcare, education and childcare	Line of Credit Mortgage Note Senior Term Debt Senior Subordinated Term Debt Preferred Stock Common Stock	100.0 75.0	% %		4,000 6,910 11,392 6,000 3,999 370		4,000 6,910 11,392 6,000 1,443 —

Total Affiliate Investments (represented 19.7% of total investments at fair value)						$59,757		$57,826

Company	Industry	Investment	% of Class Held on Fully Diluted Basis		Cost	Fair Value

CONTROL INVESTMENTS

Defiance Integrated Technologies, Inc. 1090 Perry Street Defiance, OH 43512	Automobile	Senior Term Debt Common Stock	59.3%		$6,705 1	$6,705 3,126

Lindmark Acquisition, LLC 306 Lindmark Ave Purcell, OK 73080	Broadcasting and entertainment	Senior Subordinated Term Debt Success Fee on Senior Subordinated Term Debt Common Stock	100.0%		— — 317	— 947 —

Midwest Metal Distribution, Inc. 6270 Van Buren Road Clinton, OH 44216	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt Preferred Stock Common Stock	100.0 50.1	% %	18,281 2,175 138	7,947 — —

Sunshine Media Holdings 735 Broad St, Suite 708 Chattanooga, TN 37402	Printing and publishing	Line of credit Senior Term Debt Senior Term Debt Junior Preferred Equity Common Stock Common Stock Warrants	93.4 74.3	% %	1,600 16,948 10,700 5,275 740 —	448 4,744 3,050 — — —

Total Control Investments (represented 9.2% of total investments at fair value)					$62,880	26,967

Total Investments					$355,771	$293,320

Investment Concentrations

As of March 31, 2014, we had investments in an aggregate of 51 portfolio companies. Approximately 47.9% of the aggregate fair value of such investments at March 31, 2014 was comprised of senior term debt, 45.5% was senior subordinated term debt and 6.6% was in equity securities. The following table outlines our investments by type at March 31, 2014 and September 30, 2013:

	March 31, 2014				September 30, 2013
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Senior debt	$183,424	51.5%	$140,581	47.9%	$184,146	55.4%	$118,134	46.0%
Senior subordinated debt	144,040	40.5	133,581	45.5	129,013	38.8	126,675	49.3
Junior subordinated debt	—	—	—	—	494	0.2	561	0.2

Total Debt Investments	327,464	92.0	274,162	93.4	313,653	94.4	245,370	95.5
Preferred equity	20,849	5.9	10,182	3.5	12,268	3.7	4,626	1.8
Common equity/equivalents	7,458	2.1	8,976	3.1	6,345	1.9	6,882	2.7

Total Equity Investments	28,307	8.0	19,158	6.6	18,613	5.6	11,508	4.5

Total Investments	$355,771	100.0%	$293,320	100.0%	$332,266	100.0%	$256,878	100.0%

Investments at fair value consisted of the following industry classifications as of March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$51,806	17.7%	$45,339	17.7%
Electronics	33,621	11.5	33,711	13.1
Personal and non-durable consumer products	27,390	9.3	29,032	11.3
Diversified/conglomerate manufacturing	26,245	9.0	4,482	1.7
Oil and gas	24,889	8.5	15,174	5.9
Printing and publishing	24,355	8.3	22,224	8.7
Automobile	16,402	5.6	9,701	3.8
Cargo Transportation	13,016	4.4	12,984	5.1
Aerospace and defense	9,180	3.1	11,730	4.6
Broadcast and entertainment	8,391	2.9	15,534	6.0
Buildings and real estate	8,288	2.8	6,392	2.5
Mining, steel, iron and non-precious metals	7,946	2.7	17,733	6.9
Textiles and leather	7,658	2.6	8,476	3.3
Beverage, food and tobacco	7,024	2.4	7,038	2.7
Diversified/conglomerate services	7,000	2.4	—	—
Machinery	6,002	2.0	6,425	2.5
Diversified/conglomerate service	5,050	1.7	—	—
Finance	4,556	1.6	4,489	1.7
Leisure, amusement, motion pictures and entertainment	2,196	0.7	2,756	1.1
Home and office furnishing, housewares and durable consumer goods	2,305	0.8	2,651	1.0
Other, < 1.0%(A)	—	—	1,007	0.4

Total Investments	$293,320	100.0%	$256,878	100.0%

(A)	No industry within this category exceeds 1% of the total fair value as of the respective periods.

Our investments at fair value were included in the following geographic regions of the United States at March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$112,161	38.2%	$118,570	46.2%
South	100,000	34.1	68,669	26.7
West	69,577	23.7	61,737	24.0
Northeast	11,582	4.0	7,902	3.1

Total Investments	$293,320	100.0%	$256,878	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

DESCRIPTION OF THE SERIES 2021 TERM PREFERRED SHARES

The following is a brief description of the terms of our Term Preferred Stock, including specific terms of the Series 2021 Term Preferred Shares. This is not a complete description and is subject to, and entirely qualified by reference to, our Articles of Amendment and Restatement, the First Articles Supplementary and the Second Articles Supplementary, and Exhibit A thereto. A Draft of the Second Articles Supplementary, and Exhibit A thereto are attached to this prospectus supplement and the final form will be filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. The First Articles Supplementary, and Appendix A thereto, are filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. You may obtain copies of these documents as described under “Where You Can Find More Information.” Capitalized terms, used, but not defined herein, have the meanings attributed to them in the Articles Supplementary.

General

We are authorized to issue 4,000,000 shares of Term Preferred Stock. 1,610,000 of these shares are classified and designated as 7.125% Series 2016 Term Preferred Stock of which 1,539,882 shares are currently outstanding and it is anticipated that these shares will be redeemed in full with the proceeds of this offering. See “Use of Proceeds.” We are reclassifying and designating 70,118 shares of the 7.125% Series 2016 Term Preferred Stock and classifying and designating 2,390,000 of the remaining unissued and unclassified shares of Term Preferred Stock as the Series 2021 Term Preferred Shares. Terms of the Series 2021 Term Preferred Shares are the same as those of the Term Preferred Stock as set forth in the First Articles Supplementary, except as set forth in the Second Articles Supplementary and Exhibit A thereto.

At the time of issuance, any Term Preferred Stock, including the Series 2021 Term Preferred Shares, will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Term Preferred Stock will rank equally with shares of all our other Preferred Stock that might be issued in the future, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Term Preferred Stock is, and all other Preferred Stock that we may issue in the future will be, senior as to dividends and distributions to the Common Stock. We may issue additional series of Term Preferred Stock or other Preferred Stock in the future.

Except in certain limited circumstances, holders of the Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Term Preferred Stock will be represented by a global certificate to be held by the Securities Depository for the Term Preferred Stock. The Depository Trust Company will initially act as Securities Depository with respect to the Term Preferred Stock.

Dividends and Dividend Periods

General. The holders of the Term Preferred Stock will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, our Board of Directors out of funds legally available for payment and in preference to dividends and distributions on Common Stock, calculated separately for each Dividend Period for such Term Preferred Stock at the Dividend Rate for such Term Preferred Stock in effect during such Dividend Period, in an amount equal to the Liquidation Preference for such Term Preferred Stock. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and our charter, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Stock.

Fixed Dividend Rate. The Fixed Dividend Rate is an annual rate of     % for the Series 2021 Term Preferred Shares. The Fixed Dividend Rate for Series 2021 Term Preferred Shares may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods. The first Dividend Period for the Series 2021 Term Preferred Shares will commence on May , 2014 and end on June 30, 2014 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series 2021 Term Preferred Shares). Dividends will be payable monthly in arrears on the Dividend Payment Date — the last Business Day of the month of the Dividend Period and upon redemption of the Series 2021 Term Preferred Shares. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series 2021 Term Preferred Shares as their names shall appear on our registration books at the close of business on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than 10, calendar days prior to such Dividend Payment Date. We anticipate that dividends with respect to the first Dividend Period of the Series 2021 Term Preferred Shares will be declared and paid on June 30, 2014 to holders of record of such Series 2021 Term Preferred Shares as their names appear on our registration books at the close of business on June 19, 2014.

Only holders of Series 2021 Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series 2021 Term Preferred Shares who sell shares before such a record date and purchasers of Series 2021 Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series 2021 Term Preferred Shares.

Although dividends will accrue and be paid monthly, the record date for holders of Series 2021 Term Preferred Shares entitled to receive dividend payments may vary from month-to-month. We will notify holders of the Series 2021 Term Preferred Shares of each record date by issuance of a quarterly press release.

Mechanics of Payment of Dividends. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in U.S. Government Obligations or any combination thereof; or (4) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than 10 calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate — Default Period.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Stock upon any failure to pay dividends on Term Preferred Stock.

Adjustment to Fixed Dividend Rate — Default Period. Subject to the cure provisions below, a Default Period with respect to Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required as described above. A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day for the Series 2021Term Preferred Shares will be equal to the applicable Dividend Rate in effect on such day plus four percent (4%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Series 2021 Term Preferred Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including any shares of other series of Term Preferred Stock) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Articles Supplementary.

For so long as any shares of Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock, or (z) pay any proceeds of the liquidation of the Company in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% Asset Coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Term Preferred Stock of any series to be redeemed pursuant to a Term Redemption or Asset Coverage mandatory redemption resulting from the failure to comply with the Asset Coverage as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series 2021 Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of Term Preferred Stock and other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Term Preferred Stock and any other series of Preferred Stock, if any, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), Asset Coverage with respect to any of our borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), Asset Coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining Asset Coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes. For purposes of determining whether the 200% statutory Asset Coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Stock, such Asset Coverage may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If we fail to maintain Asset Coverage of at least 200% as of the close of business on the last Business Day of a Calendar Quarter, the Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset Coverage” means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Articles Supplementary, determined on the basis of values calculated as of a time within two Business Days next preceding the time of such determination. For purposes of this determination, no shares of Term Preferred Stock or other Preferred Stock, if any, will be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the paying agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian, or Custodian, from our assets, by means of appropriate identification on the

Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of Asset Coverage.

Redemption

Term Redemption. We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series 2021 Term Preferred Shares on June 30, 2021, which we refer to as the Term Redemption Date, at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) up to (but excluding) the Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage. If we fail to have Asset Coverage of at least 200% as provided in the Articles Supplementary and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Term Preferred Stock is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Term Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having Asset Coverage of at least 200% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our charter and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Articles Supplementary, we may at our sole option, but are not required to, redeem a sufficient number of shares of Series 2021 Term Preferred Stock that, when aggregated with other shares of Preferred Stock redeemed by us, permits us to have with respect to the shares of Preferred Stock (including Term Preferred Stock) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date up to and including 240%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Series 2021 Term Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Series 2021 Term Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption. On or after June 30, 2017 (any such date, an Optional Redemption Date), we may redeem in whole or from time to time in part outstanding Series 2021 Term Preferred Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated up to (but excluding) the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon) (the “Optional Redemption Price”).

Subject to the provisions of the Articles Supplementary and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series 2021 Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount due to holders of shares of Term Preferred Stock by reason of the redemption of such shares of Term Preferred Stock on such Optional Redemption Date.

Mandatory Redemption upon Change of Control If a Change of Control Triggering Event (as defined below) occurs with respect to the Series 2021 Term Preferred Shares, unless we have exercised our option to redeem such Series 2021 Term Preferred Shares as described above, we will be required to redeem all of the outstanding Series 2021 Term Preferred Shares at a price equal to the Liquidation Preference ($25.00 per share), plus an amount equal to any accumulated and unpaid dividends up to, but excluding, the date of redemption, but without interest, which we refer to as the Change of Control Redemption Price.

For purposes of the foregoing discussion of the Change of Control Redemption, the following definitions are applicable:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of our assets and the assets of the our subsidiaries, taken as a whole, to any Person, other than us or one of our subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of our Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of our Board of Directors are not Continuing Directors; or (5) the adoption of a plan relating to our liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Continuing Directors” means, as of any date of determination, any member of our Board of Directors who (A) was a member of our Board of Directors on the date the Series 2021 Term Preferred Shares were originally issued or (B) was nominated for election, elected or appointed to our Board of Directors with the approval of a majority of the continuing directors who were members of our Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

Redemption Procedures. We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption, which we refer to as the Redemption Date, provided, however, that, in the event of a Change of Control Redemption for the Series 2012 Term Preferred Shares, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs. If fewer than all of the outstanding shares of Series 2021 Term Preferred Stock are to be redeemed pursuant to either the Asset Coverage mandatory redemption provisions or the optional redemption provisions, the shares of Series 2021 Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series 2021 Term Preferred Shares, (2) by lot or (3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Series 2021 Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Series 2021 Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the shares of Series 2021 Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series 2021 Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series 2021 Term Preferred Stock, all rights of the holders of Series 2021 Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price, Optional Redemption Price or Change of Control Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price, and such shares of Series 2021 Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series 2021 Term Preferred Shares up to (but excluding) the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Series 2021 Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series 2021 Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of shares of Series 2021 Term Preferred Stock in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such shares of Series 2021 Term Preferred Stock to us at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all shares of Series 2021 Term Preferred Stock represented by such certificate(s), a new certificate representing shares of Series 2021 Term Preferred Stock that were not redeemed.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Articles Supplementary and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series 2021 Term Preferred Stock, dividends may be declared and paid on such shares of Series 2021 Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series 2021 Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series 2021 Term Preferred Shares, provided that such modification does not materially and adversely affect the holders of Series 2021 Term Preferred Shares or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Term Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference of $25 per share, plus an amount equal to all unpaid dividends and distributions accumulated up to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Articles Supplementary.

Voting Rights

Except as otherwise provided in our charter, including the Articles Supplementary, or as otherwise required by applicable law, each holder of Term Preferred Stock will be entitled to one vote for each share of Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will vote together with holders of Common Stock as a single class. Under applicable rules of NASDAQ, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Stock, voting together as a single class, elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. One of the Preferred Directors will be up for election in 2014, and the other Preferred Director will be up for election in 2015.

In the event we owe accumulated dividends (whether or not earned or declared) on our Preferred Shares equal to at least two full years of dividends (and sufficient cash or securities have not been deposited with a paying agent for the payment of the accumulated dividends) the number of directors constituting the board will be increased by the number of directors, which we refer to as the New Preferred Directors, that when added to the Preferred Directors will constitute a majority. We will then call a special meeting of holders of Term Preferred Shares to permit the election of the New Preferred Directors. The term of the New Preferred Directors will last for so long as we are in arrears on our dividends as described above. The ability of the holders of Term Preferred Stock to elect the New Preferred Directors will also terminate, subject to reinstatement, once we have a Dividend Payment Date on which we are no longer in arrears on our dividends to the extent described above.

Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Term Preferred Stock, issued after the date hereof will vote with Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Term Preferred Stock, by us may reduce the voting power of the holders of Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Articles Supplementary, (a) so long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Stock or the holders thereof and (b) so long as any Term Preferred Shares of a particular series are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of Term Preferred Shares of that series, voting as a separate class, amend, alter or repeal the provisions of the charter, including the Articles Supplementary for that series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Shares of that series or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “— Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Term Preferred Stock, and (ii) a division of a share of Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Term Preferred Stock or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Stock (other than as a result of a division of such Term Preferred Stock). So long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of at least 66 2⁄3% of the holders of the shares of Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent. No amendment, alteration or repeal of our obligation to pay the Term Redemption Price on the Term Redemption Date for a series of Term Preferred Shares or to accumulate dividends at the Dividend Rate for that series will be effected without, in each case, the prior unanimous vote or consent of the holders of such series of Term Preferred Shares.

The affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the shares of Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a business development company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Stock to vote on any matter, whether such right is created by the charter, including the Articles Supplementary, by statute or otherwise, no holder of Term Preferred Stock will be entitled to vote any shares of Term Preferred Stock and no share of Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Stock will have been given in accordance with the Articles Supplementary, and the Redemption Price for the redemption of such shares of Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or the charter, holders of Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Articles Supplementary. The holders of shares of Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Articles Supplementary, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Term Preferred Stock, including additional series of Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Stock, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Articles Supplementary, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The First Articles Supplementary provide that the Board of Directors, without the vote of the holders of Term Preferred Stock, may interpret, supplement or amend the provisions of the First Articles Supplementary or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock.

UNDERWRITING

Janney Montgomery Scott LLC, Sterne, Agee & Leach, Inc., J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., Boenning & Scattergood, Inc., Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are the underwriters of this offering. Subject to the terms and conditions of the underwriting agreement dated , 2014, the underwriters have agreed to purchase severally, and we have agreed to sell to the underwriters, the number of Series 2021 Term Preferred Shares set forth opposite their respective names below at the public offering price less the underwriting discounts and commissions on the cover page of this prospectus supplement.

Underwriters	Number of Shares
Janney Montgomery Scott LLC
Sterne, Agee & Leach, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Wunderlich Securities, Inc.
Boenning & Scattergood, Inc.
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC

Total

The underwriting agreement provides that obligations of the underwriters to purchase the Series 2021 Term Preferred Shares that are being offered are subject to the approval of certain legal matters by counsel to the underwriters and to certain other conditions. Each underwriter is obligated to purchase all of the Series 2021 Term Preferred Shares set forth opposite its name in the table above if it purchases any of the Series 2021 Term Preferred Shares.

The underwriters propose to offer some of the Series 2021 Term Preferred Shares to the public initially at the offering price per share shown on the cover page of this prospectus supplement and may offer shares to certain dealers at such price less a concession not in excess of $             per share. The underwriters may allow, and such dealers may re-allow, a concession not in excess of $             per share to certain other dealers. After the public offering of the Series 2021 Term Preferred Shares, the public offering price and concessions described above may be changed by the underwriters.

We have granted to the underwriters an option, exercisable for up to 30 days after the date of this prospectus supplement, to purchase up to              additional Series 2021 Term Preferred Shares at the same price per share as the public offering price, less the underwriting discounts shown on the cover page of this prospectus supplement. The underwriters may exercise such option only to cover over-allotments in the sale of the Series 2021 Term Preferred Shares offered by this prospectus supplement. To the extent that the underwriters exercise this option, each of the underwriters has a firm commitment, subject to certain conditions set forth in the underwriting agreement, to purchase the number of that additional Series 2021 Term Preferred Shares proportionate to such underwriter’s initial commitment indicated in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by us. The amounts as shown assume (1) no exercise and (2) exercise in full of the underwriters’ option to purchase the over-allotment shares:

	Per Share		Total
	Without Over-Allotment	With Over-Allotment	Without Over-Allotment	With Over-Allotment

Underwriting discounts and commissions to be paid by us	$	$	$	$

We estimate that our out-of-pocket expenses for this offering, not including the underwriting discounts and commissions, will be approximately $            . Of this amount, $25,000 represents expenses for which we will reimburse the underwriters for reasonable and accountable out-of-pocket expenses, including reasonable fees for their counsel.

In connection with this offering and in compliance with applicable securities laws, including Regulation M under the Exchange Act, the underwriters may over-allot (i.e., sell more Series 2021 Term Preferred Shares than the amount shown on the cover page of this prospectus supplement) and may effect transactions that stabilize, maintain or otherwise affect the market price of such shares at levels above those which might otherwise prevail in the open market. Such transactions may include making short sales and placing bids for the Series 2021 Term Preferred Shares or effecting purchases of such shares for the purpose of pegging, fixing or maintaining the market price of such shares or for the purpose of reducing a short position created in connection with this offering. The underwriters may cover a short position by exercising the over-allotment option described above in place of, or in addition to, open market purchases.

Additionally, the underwriters may engage in syndicate covering transactions which involve purchases of Series 2021 Term Preferred Shares in the open market after they have completed the distribution of such shares in order to cover syndicate short positions. In determining the appropriate source of shares to close out a covered short sale, the underwriters may consider, among other things, the market price of such shares compared to the purchase price of shares available under the over-allotment option.

The underwriters may also sell Series 2021 Term Preferred Shares in excess of the over-allotment option, thereby creating a naked short position. The underwriters must close out any such naked short position by purchasing shares in the open market. The underwriters are more likely to create a naked short position if they are concerned that there may be downward pressure on the price of the Series 2021 Term Preferred Shares in the open market after pricing, which could adversely affect investors who purchase in this offering.

The underwriters may also impose a penalty bid in connection with this offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the Series 2021 Term Preferred Shares originally sold by such syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions. The imposition of a penalty bid may affect the open market price of the Series 2021 Term Preferred Shares to the extent that it discourages resales of such shares.

We and the underwriters make no representation or prediction as to the direction or magnitude of any effect that these transactions may have on the market price of the Series 2021 Term Preferred Shares. In addition, we and the underwriters make no representation that the underwriters will engage in such transactions or that such transactions, if and when commenced, will not be discontinued without notice.

Each underwriter does not intend to confirm sales of the Series 2021 Term Preferred Shares to any accounts over which it exercises discretionary authority.

The underwriting agreement provides that we and our directors and executive officers will agree not to, directly or indirectly, sell or otherwise dispose of any of the Series 2021 Term Preferred Shares or shares of our Common Stock for a period of 60 days after the completion of this offering without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters. We have also agreed to make no such sales during this period except in connection with the issuance of shares of our Common Stock pursuant to our dividend reinvestment plan.

Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day lock-up period, we issue an earnings release or material news or material event relating to us occurs; or (2) prior to the expiration of the 60-day lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 60-day lock-up period, and, in the case of either clause (1) or (2) immediately above, the safe harbor pursuant to Rule 139 under the Securities Act is not available to the underwriters, then the restrictions set forth above will continue to apply until the expiration of an 18-day period beginning on the date of issuance of such earnings release or the occurrence of the material news or material event.

In addition, the terms of the lock-up agreement do not prevent a stockholder party to such agreement from (a) transferring the Series 2021 Term Preferred Shares or shares of our Common Stock acquired in open market transactions after the completion of this offering, (b) transferring any or all of the Series 2021 Term Preferred Shares or shares of our Common Stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or stockholders of the undersigned, (c) transferring Series 2021 Term Preferred Shares or shares of our Common Stock pursuant to any 10b5-1 trading plan in effect prior to the date of this prospectus and (d) entering into any new 10b5-1 plan, provided that no sales of Series 2021 Term Preferred Shares or shares of our Common Stock or other Company securities shall be made pursuant to such 10b5-1 plan until after the expiration of the lock-up period; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of the lock-up agreement.

We have agreed to indemnify the underwriters against certain liabilities that they may incur in connection with this offering, including liabilities under the Securities Act.

We have applied to list the Series 2021 Term Preferred Shares have on the NASDAQ, under the symbol “GLADO.” Trading on the Series 2021 Term Preferred Shares is expected to begin within 30 days after the date of the prospectus supplement. Our common stock is traded on NASDAQ under the symbol “GLAD,” and our 2016 Term Preferred Shares are traded on NASDAQ under the symbol “GLADP.”

This prospectus supplement and the accompanying prospectus may be made available in electronic format on websites maintained by one or more of the underwriters or selling group members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute this prospectus supplement and the accompanying prospectus electronically. Janney Montgomery Scott LLC, as representative of the underwriters, may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. Other than the prospectus supplement and the accompanying prospectus that are distributed in electronic format, the information on any of these underwriters’ or selling group members’ websites, and any other information contained on a website maintained by an underwriter or selling group member, is not part of this prospectus supplement or the accompanying prospectus.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of Series 2021 Term Preferred Shares in certain jurisdictions may be restricted by law. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves about and observe any such restrictions.

Conflicts of Interest and Other Relationships

Janney Montgomery Scott and/or certain of its affiliates may hold shares of the Series 2016 Term Preferred Stock at the time we intend to redeem all Series 2016 Term Preferred Shares. Accordingly, such underwriter and/or its affiliates may receive a portion of the net proceeds from this offering that are used to redeem the Series 2016 Term Preferred Shares.

Certain of the underwriters in this offering and their respective affiliates have in the past, and may from time to time in the future, provide investment banking and other services to us for which they have received, or expect to receive, customary fees and commissions.

The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103. The principal business address of Sterne, Agee & Leach, Inc. is 800 Shades Creek Parkway, Suite 700, Birmingham, AL 35209. The principal business address of J.J.B. Hilliard, W.L. Lyons, LLC is 500 W. Jefferson Street, Louisville, KY 40202. The principal business address of Wunderlich Securities, Inc. is 6000 Poplar Ave., Suite 150, Memphis, TN 38119. The principal business address of Boenning & Scattergood, Inc. is 4 Tower Bridge, 200 Barr Harbor Drive, West Conshohocken, PA 19428. The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022. The principal business address of Maxim Group LLC is 405 Lexington Avenue, 2nd Floor, New York, NY 10174.

DIVIDEND REINVESTMENT PLAN

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Dividend Reinvestment Plan.”

Our dividend reinvestment plan provides only for reinvestment of distributions on behalf of our common stockholders and does not include preferred stockholders.

TAX MATTERS

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations.”

Regulated Investment Company Status

As discussed in the accompanying prospectus, in order to be eligible for the tax conduit treatment available to RICs under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is our ordinary income plus the excess, if any, of our net short-term capital gains over our long-term capital losses. We refer to this as the annual distribution requirement. In order for dividends we pay to our stockholders to count toward the annual distribution requirement, and to be deductible by us for tax purposes, such dividends must not be “preferential” within the meaning of Section 562(c) of the Code, which we refer to as Section 562(c), or, if we pay any dividends that are preferential, we must qualify as a “publicly offered regulated investment company,” as defined in the Code. A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by at least 500 persons at all times during the taxable year. We generally expect to satisfy one or more of these conditions. However, because these conditions are not entirely under our control, it is possible that, from time to time, we may not qualify as a publicly offered regulated investment company. The discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations” is based on the assumption that we either will qualify at all times as a “publicly offered regulated investment company,” or, if we do not so qualify, that no dividends paid on our common stock, our Series 2016 Term Preferred Shares, or our Series 2021 Term Preferred Shares will be considered preferential within the meaning of Section 562(c).

In order for dividends not to be considered preferential within the meaning of Section 562(c), such dividends must be paid on a pro rata basis with no preference for any share of our stock and no preference for any class of our stock, except for dividends paid on shares of stock constituting a separate class in accordance with specific dividend rights attributable to such separate class as set forth in applicable governing documents. The Series 2021 Term Preferred Shares will be established as a separate class of stock under our Articles Supplementary, and the Series 2021 Term Preferred Shares will be treated as a separate class of stock under Maryland corporation law. In addition, we intend to pay dividends on the Series 2021 Term Preferred Shares solely in accordance with the specific dividend rights of the Series 2021 Term Preferred Shares as set forth in our charter. Accordingly, we intend to count dividends paid on our Series 2021 Term Preferred Shares toward our annual distribution requirement and not as preferential dividends within the meaning of Section 562(c), even if we fail to qualify as a publicly offered regulated investment company.

Taxation of Our U.S. Stockholders

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income. The limit on miscellaneous itemized deductions does not apply, however, with respect to the expenses incurred by any publicly offered regulated investment company. As indicated above, because we cannot entirely control the circumstances surrounding the conditions for qualification as a publicly offered regulated investment company, it is possible that we may not qualify as a “publicly offered regulated investment company” from time to time. In such case, stockholders who are individuals, trusts, and estates may be limited in their ability to deduct certain of our expenses, including fees paid to our Adviser and our Administrator. This limitation is applied to such a stockholder as if the stockholder had received a dividend from us in the amount of his allocable share of such expenses and had paid such expenses directly.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND

REDEMPTION AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Loan, LLC, or Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Key Equipment Finance Inc. and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare, Inc. acts as our transfer, redemption and dividend paying agent and registrar. The principal business address of Computershare, Inc. is 525 Washington Blvd., Jersey City, New Jersey 07310, telephone number 800-522-6645. Computershare, Inc. also maintains an internet website at www.computershare.com.

MISCELLANEOUS

To the extent that a holder of Term Preferred Shares is directly or indirectly a beneficial owner of more than 10% of any class of our outstanding shares (meaning, for purposes of holders of Term Preferred Shares, more than 10% of our outstanding Preferred Stock), such 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of our equity securities (including Term Preferred Stock and the Series 2021 Term Preferred Shares and Common Stock) within any six-month time period. Investors should consult with their own counsel to determine the applicability of these rules.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules thereto) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Berry & Sims PLC, Nashville, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters by Squire Sanders (US) LLP, Cincinnati, Ohio.

EXPERTS

The financial statements as of September 30, 2013 and September 30, 2012 and for each of the three years in the period ended September 30, 2013 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Controls) as of September 30, 2013 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

GLADSTONE CAPITAL CORPORATION

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	March 31, 2014	September 30, 2013
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $233,134 and $218,713, respectively)	$208,527	$181,870
Affiliate investments (Cost of $59,757 and $9,440, respectively)	57,826	10,787
Control investments (Cost of $62,880 and $104,113, respectively)	26,967	64,221

Total investments at fair value (Cost of $355,771 and $332,266, respectively)	293,320	256,878

Cash and cash equivalents	6,390	13,900
Restricted cash and cash equivalents	1,031	1,176
Interest receivable	2,326	2,488
Due from custodian	1,929	16,473
Deferred financing fees	2,531	3,086
Other assets	819	1,090

TOTAL ASSETS	$308,346	$295,091

LIABILITIES
Borrowings at fair value (Cost of $60,200 and $46,900, respectively)	$60,514	$47,102
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 1,539,882 shares issued and outstanding	38,497	38,497
Accounts payable and accrued expenses	345	494
Interest payable	191	170
Fees due to Adviser(A)	1,666	1,706
Fee due to Administrator(A)	213	126
Other liabilities	1,344	1,004

TOTAL LIABILITIES	$102,770	$89,099

Commitments and contingencies(B)
NET ASSETS	$205,576	$205,992

COMPONENTS OF NET ASSETS
Common stock, $0.001 par value per share, 46,000,000 shares authorized and 21,000,160 shares issued and outstanding	$21	$21
Capital in excess of par value	322,936	322,936
Note receivable from employee(A)	(175)	(175)
Cumulative net unrealized depreciation of investments	(62,451)	(75,388)
Cumulative net unrealized appreciation of other	(375)	(260)
Overdistributed net investment income	(100)	(100)
Accumulated net realized losses	(54,280)	(41,042)

TOTAL NET ASSETS	$205,576	$205,992

NET ASSET VALUE PER COMMON SHARE AT END OF PERIOD	$9.79	$9.81

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$6,285	$6,835	$12,684	$14,149
Affiliate investments	874	—	1,093	—
Control investments	1,008	1,545	2,577	2,357
Cash and cash equivalents	—	1	—	2
Notes receivable from employees(A)	4	43	8	96

Total interest income	8,171	8,424	16,362	16,604
Other income:
Non-Control/Non-Affiliate investments	960	—	961	1,648
Control investments	200	—	400	—

Total investment income	9,331	8,424	17,723	18,252

EXPENSES
Base management fee(A)	1,504	1,419	2,960	2,851
Incentive fee(A)	1,121	953	2,095	2,168
Administration fee(A)	213	187	416	337
Interest expense on borrowings	669	803	1,284	1,659
Dividend expense on mandatorily redeemable preferred stock	686	686	1,372	1,372
Amortization of deferred financing fees	315	329	630	585
Professional fees	337	35	627	293
Other general and administrative expenses	328	241	649	558

Expenses before credits from Adviser	5,173	4,653	10,033	9,823
Credits to fees from Adviser(A)	(327)	(639)	(1,205)	(840)

Total expenses net of credits	4,846	4,014	8,828	8,983

NET INVESTMENT INCOME	4,485	4,410	8,895	9,269

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	(2,610)	30	(2,610)	(611)
Control investments	71	—	(10,703)	(2,407)

Total net realized (loss) gain	(2,539)	30	(13,313)	(3,018)
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	10,141	(1,772)	12,237	(1,858)
Affiliate investments	(6,339)	—	(6,495)	—
Control investments	(7,742)	(5,861)	7,195	(890)
Other	(108)	430	(115)	2,100

Total net unrealized (depreciation) appreciation	(4,048)	(7,203)	12,822	(648)

Net realized and unrealized loss	(6,587)	(7,173)	(491)	(3,666)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,102)	$(2,763)	$8,404	$5,603

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.21	$0.42	$0.44

Net (decrease) increase in net assets resulting from operations	$(0.10)	$(0.13)	$0.40	$0.27

Dividends declared and paid per share	$0.21	$0.21	$0.42	$0.42

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and Diluted	21,000,160	21,000,160	21,000,160	21,000,160

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Six Months Ended March 31,
	2014	2013
OPERATIONS
Net investment income	$8,895	$9,269
Net realized loss on investments	(13,313)	(3,018)
Net unrealized appreciation (depreciation) of investments	12,937	(2,748)
Net unrealized (appreciation) depreciation of other	(115)	2,100

Net increase in net assets resulting from operations	8,404	5,603

DISTRIBUTIONS
Distributions to common stockholders	(8,820)	(8,820)
CAPITAL TRANSACTIONS
Repayment of principal on employee notes(A)	—	1,800
NET DECREASE IN NET ASSETS	(416)	(1,417)
NET ASSETS, BEGINNING OF PERIOD	205,992	188,564

NET ASSETS, END OF PERIOD	$205,576	$187,147

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Six Months Ended March 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,404	$5,603
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(79,801)	(60,826)
Principal repayments on investments	38,415	55,007
Net proceeds from sale of investments	4,700	5,918
Increase in investment balance due to paid-in-kind interest	(128)	(39)
Net change in premiums, discounts and amortization	(34)	526
Net realized loss on investments	13,343	3,146
Net unrealized (appreciation) depreciation of investments	(12,937)	2,748
Net unrealized appreciation (depreciation) of other	115	(2,100)
Decrease (increase) in restricted cash and cash equivalents	145	(657)
Amortization of deferred financing fees	630	585
Decrease (increase) in interest receivable	162	(481)
Decrease in due from custodian	14,544	1,225
Decrease in other assets	268	223
Decrease in accounts payable and accrued expenses	(149)	(31)
Increase (decrease) in interest payable	21	(45)
Decrease in fees due to Adviser(A)	(40)	(794)
Increase in fee due to Administrator(A)	87	13
Increase (decrease) in other liabilities	340	(199)

Net cash (used in) provided by operating activities	(11,915)	9,822

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	77,200	51,500
Repayments on borrowings	(63,900)	(54,900)
Deferred financing fees	(75)	(661)
Distributions paid to common stockholders	(8,820)	(8,820)
Receipt of principal on employee notes	—	1,800

Net cash provided by (used in) financing activities	4,405	(11,081)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(7,510)	(1,259)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	13,900	9,857

CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,390	$8,598

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M):
Non-syndicated investments:
AG Transportation Holdings, LLC	Cargo transport	Senior Subordinated Term Debt (13.3%, Due 3/2018)(D)	$13,000	$12,859	$13,016
		Member Profit Participation (18.0% ownership)(F) (G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F) (G)		244	—

				14,103	13,016
Allison Publications, LLC	Printing and publishing	Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	601
		Senior Term Debt (8.3%, Due 9/2018)(D)	2,875	2,875	2,879
		Senior Term Debt (13.0%, Due 9/2018)(C) (D)	5,400	5,400	5,427

				8,875	8,907
Alloy Die Casting Co.	Diversified/conglomerate	Senior Term Debt (13.5%, Due 10/2018)(D)	5,235	5,235	5,255
	manufacturing	Preferred Stock (1,742 shares)(D) (G)		1,742	835
		Common Stock (270 shares)(F) (G)		18	—

				6,995	6,090
Behrens Manufacturing, LLC	Diversified/conglomerate	Senior Term Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,286
	manufacturing	Preferred Stock (1,253 shares)(F) (G) (K)		1,253	1,180

				5,528	5,466
Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 2/2015)(D)	168	168	118
Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,812
		Preferred Equity Units (999 units)(F) (G)		892	153
		Common Equity Units (999 units)(F) G)		1	—

				15,893	14,965
Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,587	7,587	7,729
		Preferred Equity Units (1,305 units)(F) (G)		1,305	2,276

				8,892	10,005
GFRC Holdings, LLC	Buildings and real estate	Line of Credit, $250 available (10.5%, Due 5/2014)(D)	$150	$150	$108
		Senior Term Debt (10.5%, Due 6/2016)(D)	4,924	4,924	3,496
		Senior Subordinated Term Debt (13.0%, Due 6/2016)(D)	6,598	6,598	4,685

				11,672	8,289
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2014)(D) (H)	100	100	65
		Line of Credit, $0 available (10.0%, Due 3/2014)(D) (H)	100	100	65
		Senior Term Debt (5.0%, Due 3/2014)(D) (H)	4,342	4,342	781
		Common Stock Warrants (8.8% ownership)(F) (G)		66	—

				4,608	911
International Junior Golf Training	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2014)(D)	2,250	2,250	956
Acquisition Company		Senior Term Debt (10.5%, Due 5/2014)(D)	61	61	25
		Senior Term Debt (12.5%, Due 5/2014)(C) (D)	2,700	2,700	1,215

				5,011	2,196
J.America, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (10.4%, Due 12/2019)(D)	7,500	7,500	7,556
		Senior Subordinated Term Debt (11.5%, Due 12/2019)(D)	9,500	9,500	9,571

				17,000	17,127

S-F-6

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) (Continued):
Leeds Novamark Capital I, L.P.	Private equity fund – healthcare, education and childcare	Limited Partnership Interest (8.4% ownership, $2,800 uncalled capital commitment)(G) (L)		173	68
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (12.0%, Due 1/2014)(D)	6,699	6,699	3,705
Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt (13.5%, Due 12/2018)(D)	$4,140	$4,140	$4,145
		Preferred Stock (1,449 shares)(F) (G)		1,449	1,486

				5,589	5,631
North American Aircraft Services,	Aerospace and defense	Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)	1,750	1,750	1,773
LLC		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)	2,820	2,820	2,873
		Common Stock Warrants (35,000 shares)(F) (G)		350	1,185

				4,920	5,831
Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)	1,433	1,433	1,395
Precision Acquisition Group	Machinery	Equipment Note (13.0%, Due 3/2014)(D)	1,000	1,000	655
Holdings, Inc.		Senior Term Debt (13.0%, Due 3/2014)(D)	4,125	4,125	2,702
		Senior Term Debt (13.0%, Due 3/2014)(C) (D)	4,053	4,053	2,645

				9,178	6,002
Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)	917	917	839
		Senior Term Debt (11.3%, Due 5/2013)(D)	8,947	8,947	8,186

				9,864	9,025
Sunburst Media - Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (8.5%, Due 2/2016)(F)	6,026	6,026	1,434
Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $1,000 available (9.0%, Due 8/2014)(D)	—	—	—
		Senior Term Debt (12.0%, Due 8/2014)(C) (D)	2,238	2,238	2,305

				2,238	2,305
WadeCo Specialties Inc.	Oil and gas	Line of Credit, $1,825 available (8.0%, Due 3/2015)(I)	175	175	175
		Senior Term Debt (8.0%, Due 3/2019)(I)	4,500	4,500	4,500
		Senior Term Debt (12.0%, Due 3/2019)(I)	4,500	4,500	4,500
		Common Stock (1,000 shares)(G) (I)		250	250

				9,425	9,425
Westland Technologies, Inc.	Diversified/conglomerate	Senior Term Debt (7.5%, Due 4/2016)(D)	$450	$450	$351
	manufacturing	Senior Term Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,200
		Common Stock Warrants (77,287 shares)(F) (G)		350	—

				4,800	3,551

Subtotal – Non-syndicated investments				$159,090	$135,462

S-F-7

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) (Continued):
Syndicated Investments:
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0% and 1.5% PIK, Due 3/2016)(E)	$7,317	$7,248	$7,024
Ardent Medical Services, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.0%, Due 1/2019)(E)	10,000	9,991	9,975
ARSloane Acquisition, LLC	Printing and publishing	Senior Subordinated Term Debt (11.8%, Due 9/2020)(E)	5,000	4,921	5,050
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	1,000	998	940
Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 6/2020)(E)	3,000	2,972	3,030
Envision Acquisition Company, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (9.8%, Due 11/2021)(E)	2,500	2,452	2,512
First American Payment Systems, L.P.	Finance	Senior Subordinated Term Debt (10.8%, Due 4/2019)(E)	4,500	4,471	4,556
New Trident Holdcorp, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (10.3%, Due 7/2020)(E)	4,000	3,986	4,000
PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,919	5,000
RP Crown Parent, LLC	Electronics	Senior Subordinated Term Debt (11.3%, Due 12/2019)(E)	2,000	1,965	2,010
Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	497	501
Steinway Musical Instruments, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	250	247	257
SumTotal Systems, Inc.	Electronics	Senior Subordinated Term Debt (10.3%, Due 5/2019)(E)	4,000	3,932	3,950
Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0% and 1.0% PIK, Due 5/2016)(E)	9,226	9,126	7,658
The Active Network, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 11/2021)(E)	1,000	995	1,020
Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	$11,000	$10,946	$11,055
Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (9.3%, Due 11/2021)(E)	500	493	505
W3, Co.	Oil and gas	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	499	494	499
Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.3%, Due 10/2020)(E)	3,000	2,947	3,030
WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Preferred Stock (333 shares)(F) (G) Junior Preferred Stock (111 shares)(F) (G)		333 111	493 —
		Common Stock (1,874 shares)(F) (G)		—	—

				444	493

Subtotal - Syndicated investments				$74,044	$73,065

Total Non-Control/Non-Affiliate Investments (represented 71.1% of total investments at fair value)				$233,134	$208,527

S-F-8

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS(N):
Ashland Acquisition, LLC	Printing and publishing	Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)	$—	$—	$—
		Senior Term Debt (12.0%, Due 7/2018)(D)	7,000	7,000	7,088
		Preferred Equity Units (4,400 units)(F) (G)		440	—
		Common Equity Units (4,400 units)(F) (G)		—	—

				7,440	7,088
Edge Adhesives Holdings, Inc.	Diversified/Conglomerate manufacturing	Line of Credit, $470 available (12.5%, Due 8/2014)(I)	530	530	530
		Senior Term Debt (12.5%, Due 2/2019)(I)	6,200	6,200	6,200
		Senior Subordinated Term Debt (13.75%, Due 2/2019)(I)	1,600	1,600	1,600
		Preferred Stock (2,316 share)(G) (I)		2,316	2,316

				10,646	10,646
FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(G) (J)		2,000	3,347
Lignetics, Inc.	Diversified natural resources,	Senior Subordinated Term Debt (12.0%, Due 3/2020)(I)	$6,000	$6,000	$6,000
	precious metals and minerals	Common Stock (100,000 shares)(G) (I)		1,000	1,000

				7,000	7,000
RBC Acquisition Corp.	Healthcare, education and childcare	Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Mortgage Note (9.5%, Due 12/2014)(F)	6,910	6,910	6,910
		Senior Term Debt (12.0%, Due 12/2014)(C) (F)	11,392	11,392	11,392
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(F)	6,000	6,000	6,000
		Preferred Stock (3,999,000 shares)(F) (G) (K)		3,999	1,443
		Common Stock (2,000,000 shares)(F) (G)		370	—

				32,671	29,745

Total Affiliate Investments (represented 19.7% of total investments at fair value)				$59,757	$57,826

CONTROL INVESTMENTS(O):
Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C) (F)	$6,705	$6,705	$6,705
		Common Stock (15,500 shares)(F) (G)		1	3,126

				6,706	9,831
Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (25.0%, Due Upon Demand)(F)	—	—	—
		Success Fee on Senior Subordinated Term Debt(F)		—	947
		Common Stock (100 shares)(F) (G)		317	—

				317	947
Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2015)(F)	18,281	18,281	7,947
		Preferred Stock (2,175 shares)(F) (G) (K)		2,175	—
		Common Stock (501 shares)(F) (G)		138	—

				20,594	7,947
Sunshine Media Holdings	Printing and publishing	Line of credit, $400 available (4.8%, Due 8/2014)(D) (H)	$1,600	$1,600	$448
		Senior Term Debt (4.8%, Due 5/2016)(D) (H)	16,948	16,948	4,744
		Senior Term Debt (5.5%, Due 5/2016)(C) (D) (H)	10,700	10,700	3,050
		Preferred Stock (15,270 shares)(F) (G) (K)		5,275	—
		Common Stock (1,867 shares)(F) (G)		740	—
		Common Stock Warrants (72 shares)(F) (G)		—	—

				35,263	8,242

Total Control Investments (represented 9.2% of total investments at fair value)				$62,880	$26,967

TOTAL INVESTMENTS				$355,771	$293,320

S-F-9

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect as of March 31, 2014, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	Last out tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. We also considered discounted cash flow methodologies.
(E)	Security fair valued based on the indicative bid price on or near March 31, 2014, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New proprietary portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2014, best represents fair value as of March 31, 2014.
(J)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than ten years after the not yet determined final closing date or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-10

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):
Non-syndicated investments:
AG Transportation Holdings, LLC	Cargo transport	Senior Subordinated Term Debt (13.3%, Due 3/2018)(D)	$13,000	$12,818	$12,984
		Member Profit Participation (18.0% ownership)(F) (G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F) (G)		244	—

				14,062	12,984
Allen Edmonds Shoe Corporation	Personal and non-durable consumer products	Senior Subordinated Term Debt (11.3%, Due 12/2015)(D)	19,483	19,483	19,604
Allison Publications, LLC	Printing and publishing	Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	594
		Senior Term Debt (8.3% , Due 9/2018)(D)	2,875	2,875	2,846
		Senior Term Debt (13.0% , Due 9/2018)(C) (D)	5,400	5,400	5,346

				8,875	8,786
BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013)(D)	7,465	7,465	373
Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 2/2015)(D)	243	243	148
Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,475
		Preferred Equity Units (999 units)(F) (G)		999	192
		Common Equity Units (999 units)(F) G)		1	—

				16,000	14,667
Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,530	7,530	7,530
		Preferred Equity Units (1,250 units)(F) (G)		1,250	1,646

				8,780	9,176
GFRC Holdings, LLC	Buildings and real estate	Line of Credit, $100 available (8.7%, Due 12/2013)(D) (I)	$100	$100	$55
		Senior Term Debt (10.5%, Due 12/2013)(D) (I)	4,924	4,924	2,708
		Senior Subordinated Term Debt (13.0%, Due 12/2013)(D) (I)	6,598	6,598	3,629

				11,622	6,392
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2014)(D)	100	100	20
		Line of Credit, $0 available (10.0%, Due 3/2014)(D)	100	100	20
		Senior Term Debt (5.0%, Due 3/2014)(D)	4,342	4,342	868
		Common Stock Warrants (8.8% ownership)(F) (G)		66	—

				4,608	908
International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2014)(D)	2,250	2,250	1,238
		Senior Term Debt (10.5%, Due 12/2013)(D)	261	261	144
		Senior Term Debt (12.5%, Due 5/2014)(C) (D)	2,500	2,500	1,375

				5,011	2,757
Leeds Novamark Capital I, L.P.	Private equity fund – healthcare, education and childcare	Limited Partnership Interest (8.4% ownership, $2,700 uncalled capital commitment)(G) (O)		253	253
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (11.0%, Due 12/2013)(D)	6,874	6,874	1,203
North American Aircraft Services, LLC	Aerospace and defense	Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)	4,750	4,750	4,774
		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)	2,820	2,820	2,834
		Common Stock Warrants (35,000 shares)(F) (G)		350	774

				7,920	8,382

S-F-11

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)	$1,472	$1,472	$1,432
POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017)(D)	9,422	9,422	9,540
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017)(D)	556	494	561
		Participation Unit (2.4% ownership)(F) (G)		75	—

				9,991	10,101
Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (11.0%, Due 3/2014)(D) (L)	1,000	1,000	700
		Senior Term Debt (11.0%, Due 3/2014)(D) (L)	4,125	4,125	2,888
		Senior Term Debt (11.0%, Due 3/2014)(C) (D) (L)	4,053	4,053	2,837

				9,178	6,425
PROFIT Systems Acquisition Co.	Electronics	Senior Term Debt (10.5%, Due 7/2014)(C) (D) (K)	1,950	1,950	1,950
Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)	917	917	779
		Senior Term Debt (11.3%, Due 5/2013)(D)	8,947	8,947	7,605

				9,864	8,384
Sunburst Media - Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 11/2013)(D)	6,000	6,000	600
Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $875 available (9.0%, Due 1/2014)(D) (J)	125	125	126
		Senior Term Debt (12.0%, Due 1/2014)(C) (D) (J)	2,500	2,500	2,525

				2,625	2,651
Westland Technologies, Inc.	Diversified/conglomerate	Senior Term Debt (7.5%, Due 4/2016)(D)	850	850	723
	Manufacturing	Senior Term Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,400
		Common Stock Warrants (77,287 shares)(F) (G)		350	18

				5,200	4,141

Subtotal – Non-syndicated investments				$157,476	$121,317

Syndicated Investments:
Allied Security Holdings, LLC	Personal, food and miscellaneous Services	Senior Subordinated Term Debt (9.8%, Due 2/2018)(E)	$1,000	$992	$1,008
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016)(E)	7,331	7,248	7,038
Ardent Medical Services, Inc.	Healthcare, education and Childcare	Senior Subordinated Term Debt (11.0%, Due 1/2019)(E)	4,000	3,927	4,070
Ascend Learning, LLC	Healthcare, education and Childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017)(E)	1,000	980	1,000
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	1,000	996	969
Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 6/2020)(E)	3,000	2,971	3,015
First American Payment Systems, L.P.	Finance	Senior Subordinated Term Debt (10.8%, Due 4/2019)(E)	4,500	4,469	4,489
New Trident Holdcorp, Inc.	Healthcare, education and Childcare	Senior Subordinated Term Debt (10.3%, Due 7/2020)(E)	4,000	3,985	4,025
PLATO Learning, Inc.	Healthcare, education and Childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,914	5,000
RP Crown Parent, LLC	Electronics	Senior Subordinated Term Debt (11.3%, Due 12/2019)(E)	2,000	1,963	2,025
Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	496	485

S-F-12

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Steinway Musical Instruments, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	250	247	252
SumTotal Systems, Inc.	Electronics	Senior Subordinated Term Debt (10.3%, Due 5/2019)(E)	4,000	3,928	3,940
Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0% and 1.0% PIK, Due 5/2016)(E)	9,418	9,299	8,476
Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	11,000	10,939	10,890
W3, Co.	Oil and gas	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	499	494	507
Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.3%, Due 10/2020)(E)	$3,000	$2,945	$3,023
WP Evenflo Group Holdings, Inc.	Diversified/conglomerate	Senior Preferred Stock (333 shares)(F) (G)		333	341
	Manufacturing	Junior Preferred Stock (111 shares)(F) (G)		111	—
		Common Stock (1,874 shares)(F) (G)		—	—

				444	341

Subtotal - Syndicated investments				$61,237	$60,553

Total Non-Control/Non-Affiliate Investments (represented 70.8% of total investments at fair value)				$218,713	$181,870

AFFILATE INVESTMENTS(Q):
Ashland Acquisition, LLC	Printing and publishing	Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)	$—	$—	$—
		Senior Term Debt (12.0%, Due 7/2018)(D)	7,000	7,000	7,000
		Preferred Equity Units (4,400 units) (F) (G)		440	440
		Common Equity Units (4,400 units) (F) (G)		—	—

				7,440	7,440
FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(G) (M)		2,000	3,347

Total Affiliate Investments (represented 4.2% of total investments at fair value)				$9,440	$10,787

CONTROL INVESTMENTS(R):
Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C) (F)	$6,865	$6,865	$6,865
		Common Stock (15,500 shares)(F) (G)		1	1,867

				6,866	8,732
Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (25.0%, Due Upon Demand(F)	—	—	—
		Success Fee on Senior Subordinated Term Debt(F)		—	916
		Common Stock (100 shares)(F) (G)		317	—

				317	916
LocalTel, LLC	Printing and publishing	Line of credit, $199 available (10.0%, Due 6/2014)(F) (H)	$3,285	$3,285	$—
		Line of Credit, $1,830 available (4.7%, Due 6/2014)(F) (H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 6/2014)(F) (H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2014)(F) (H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2014)(C) (F) (H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares)(F) (G)		—	—

				10,218	—

S-F-13

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(R) (Continued):
Midwest Metal Distribution, Inc.	Mining, steel, iron and non- precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2015)(D)	18,281	18,281	17,733
		Preferred Stock (2,000 shares)(F) (G) (N)		2,000	—
		Common Stock (501 shares)(F) (G)		138	—

				20,419	17,733
RBC Acquisition Corp.	Healthcare, education and childcare	Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Mortgage Note (9.5%, Due 12/2014)(F)	6,969	6,969	6,969
		Senior Term Debt (12.0%, Due 12/2014)(C) (F)	11,392	11,392	11,392
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(F)	6,000	6,000	6,000
		Preferred Stock (2,299,000 shares)(F) (G) (N)		2,299	2,447
		Common Stock (2,000,000 shares)(F) (G)		370	183

				31,030	30,991
Sunshine Media Holdings	Printing and publishing	Line of credit, $400 available (4.8%, Due 8/2014)(D) (H)	1,600	1,600	320
		Senior Term Debt (4.8%, Due 5/2016)(D) (H)	16,948	16,948	3,389
		Senior Term Debt (5.5%, Due 5/2016)(C) (D) (H)	10,700	10,700	2,140
		Preferred Stock (15,270 shares)(F) (G) (N)		5,275	—
		Common Stock (1,867 shares)(F) (G)		740	—
		Common Stock Warrants (72 shares)		—	—

				35,263	5,849

Total Control Investments (represented 25.0% of total investments at fair value)				$104,113	$64,221

TOTAL INVESTMENTS(S)				$332,266	$256,878

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect as of September 30, 2013, and due dates represent the contractual maturity date. If applicable, PIK interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security fair valued based on the indicative bid price on or near September 30, 2013, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Subsequent to September 30, 2013, the maturity on GFRC Holdings, LLC’s debt was extended until June 30, 2016 and the GFRC Holdings, LLC’s line of credit was repaid in full and terminated.
(J)	Subsequent to September 30, 2013, the maturity on Thibaut Acquisition Co.’s debt was extended until December 11, 2014.
(K)	Subsequent to September 30, 2013, the investment was paid off at par and therefore was valued at the pay off amount as of September 30, 2013.

S-F-14

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(L)	Effective October 1, 2013, Precision Acquisition Group Holdings, Inc.’s debt interest rates increased to 13.0%.
(M)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity.
(N)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than ten years after the not yet determined final closing date or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $83.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $5.5 million. Cumulative net unrealized depreciation is $78.2 million, based on a tax cost of $335.1 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-15

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2014

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the General Corporation Law of the State of Maryland on May 30, 2001, and completed an initial public offering on August 23, 2001. The terms “the Company,” “we,” “our,” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally-managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Our investment objectives are to (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning our portfolio of investments in connection with our revolving line of credit.

Gladstone Financial Corporation (previously known as Gladstone SSBIC Corporation and herein referred to as “Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of March 31, 2014 and September 30, 2013, we held no investments through Gladstone Financial.

The financial statements of the foregoing two subsidiaries are consolidated with those of ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 13—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a Securities and Exchange Commission (the “SEC”) - registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have omitted certain disclosures accompanying annual financial statements prepared in accordance with GAAP. The accompanying Condensed Consolidated Financial

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Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any portfolio company investments, including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the three and six months ended March 31, 2014, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as filed with the SEC on November 20, 2013.

Our accompanying fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Reclassifications

Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation for the three and six months ended March 31, 2014, with no effect on our financial condition, results of operations or cash flows.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (our “Board of Directors”). In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable. In addition, our Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Adviser uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Adviser may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Adviser obtains these specific third-party appraisals, the Adviser uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly traded securities: The Adviser determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Adviser will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of March 31, 2014 and September 30, 2013, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Adviser values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Adviser assesses trading activity in an asset class and evaluates variances in prices and other market insights

S-F-17

to determine if any available quoted prices are reliable. In general, if the Adviser concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Adviser bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Adviser uses the IBP as a basis for valuing the security, it may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Adviser will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Adviser considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, the Adviser develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Adviser believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Adviser applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of March 31, 2014 and September 30, 2013, the Adviser determined that the IBPs were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded, non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to the Adviser by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Adviser may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received. Furthermore, the Adviser may utilize DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(B)

Portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a

S-F-18

sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Adviser first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Adviser generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Adviser has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities: The Adviser values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Adviser has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Adviser estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Adviser estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Adviser may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: The Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the net asset value (“NAV”) provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. At times, the estimates of fair value calculated by the various

S-F-19

valuation techniques (inclusive of the third-party valuations we receive) may materially differ from one another, resulting in a range of potential values. In these circumstances, the Adviser comes to its good faith valuation conclusion based on all facts and circumstances considered, which is then presented to the Board for review and ultimate approval. In general, fair value is the amount that the Adviser might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs, and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectable. As of March 31, 2014, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $33.8 million, or 10.3% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $9.2 million, or 3.3% of the fair value of all debt investments in our portfolio. As of September 30, 2013, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $5.8 million, or 2.4% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash.

As of March 31, 2014 and September 30, 2013, we had 20 and 19 original OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $58 and $0.1 million for the three and six months ended March 31, 2014, respectively, as compared to $70 and $0.1 million for the three and six months ended March 31, 2013, respectively. The unamortized balance of OID investments as of March 31, 2014 and September 30, 2013, totaled $0.9 million and $1.0 million, respectively. As of March 31, 2014, and September 30, 2013, we had three investments which had a PIK interest component, respectively. We recorded PIK income of $80 and $0.2 million for the three and six months ended March 31, 2014, respectively, as compared to $51 and $0.1 million for the three and six months ended March 31, 2013, respectively. We collected $0 PIK interest in cash during the six months ended March 31, 2014 and 2013, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received an aggregate of $0.9 million in success fees during the six months ended March 31, 2014, which resulted from a $0.5 million prepayment by Francis Drilling Fluids Ltd. (“FDF”) in

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February 2014 and $0.4 million related to our sale of substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”) and the ensuing pay down of our debt investments in Lindmark at par in September 2013. We received $1.1 million of success fees during the six months ended March 31, 2013, which resulted from our exit of Westlake Hardware, Inc. at par in December 2012. As of March 31, 2014 and September 30, 2013, we had an aggregate off-balance sheet success fee receivable on our accruing debt investments of approximately $16.3 million and $16.9 million, respectively.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time we exit an investment, based on the respective investment’s prepayment fee schedule. During the six months ended March 31, 2014, we received an aggregate of $0.2 million of prepayment fees from the early payoffs at par of one of our proprietary investments and one of our syndicated investments. During the six months ended March 31, 2013, we received an aggregate of $0.5 million of prepayment fees which resulted from the early payoffs of four of our syndicated loans during the period.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the six months ended March 31, 2014, we received $0.2 million of dividend income from our preferred investment in FDF. We did not receive any dividend income during the six months ended March 31, 2013.

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company, clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we do not believe there is an impact on our financial position or results of operations from adopting this standard. We will continue to assess the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 3. INVESTMENTS

ASC 820 defines fair value by focusing on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Adviser’s assumptions based upon the best available information.

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As of March 31, 2014 and September 30, 2013, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the six months ended March 31, 2014 and 2013, there were no transfers in or out of Level 1, 2 and 3.

The following table presents the investments carried at fair value as of March 31, 2014 and September 30, 2013, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type:

	Total Recurring Fair Value Measurements Reported in Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	March 31, 2014	September 30, 2013
Non-Control/Non-Affiliate Investments
Senior debt	$96,218	$82,923
Senior subordinated debt	104,382	95,162
Junior subordinated debt	—	561
Preferred equity	6,423	2,179
Common equity/equivalents	1,504	1,045

Total Non-Control/Non-Affiliate Investments	$208,527	$181,870

Affiliate Investments
Senior debt	$36,120	$7,000
Senior subordinated debt	13,600	—
Preferred equity	3,759	—
Common equity/equivalents	4,347	3,787

Total Affiliate Investments	$57,826	$10,787

Control Investments
Senior debt	$8,243	$28,211
Senior subordinated debt	15,599	31,513
Preferred equity	—	2,447
Common equity/equivalents	3,125	2,050

Total Control Investments	$26,967	$64,221

Total Investments at Fair Value	$293,320	$256,878

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In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2014 and September 30, 2013. In addition to the techniques and inputs noted in the table below, according to our Policy, the Adviser may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of				Range / Weighted Average as of
	March 31, 2014	September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input	March 31, 2014	September 30, 2013
Senior debt(G)	$82,021	$64,892	SPSE(A)	EBITDA(B)	$(985)-$5,259 /1,294	$(80) - $4,754 / $1,463
				Risk ratings(C)	3.0 – 10.0 / 5.6	3.0 - 10.0 / 6.0
	30,209	30,881	Market Quotes	IBP(D)	83.0% - 101.0% /94.3%	90.0% -100.8% / 95.8%
	23,736	22,361	TEV	Revenue multiples(B)	2.0x	0.3x - 2.3 x / 1.7x
				Revenue(B)	$14,802	$2,451 -$13,905 / $10,312
	4,615	—	DCF(E)	Discount rate(E)	25.0% - 30.0% / 27.0%	—
Senior subordinated debt(H)	70,565	84,124	SPSE(A)	EBITDA(B)	$947 - $10,648 / $7,482	$1,220 -$15,891 / $7,797
				Risk ratings(C)	3.0 – 8.0 / 4.6	2.0 - 7.0 / 5.0
	42,365	29,331	Market Quotes	IBP(D)	98.8% - 103.0% /100.3%	98.5% - 101.8% /100.3%
	20,651	13,781	TEV	EBITDA multiples(B)	4.2x – 9.3x / 7.9x	4.5x
				EBITDA(B)	$2,705 - $3,114 / $2,815	$2,653
				Revenue multiples(B)	2.0x	2.3x
				Revenue(B)	$14,802	$13,905
Preferred and common equity/ equivalents(I)	15,742	7,908	TEV	EBITDA multiples(B)	3.8x – 9.3 / 5.9	3.8x - 7.9x / 5.0x
				EBITDA(B)	$88 - $10,648 / $3,115	$84 - $8,724 / $3,107
				Revenue multiples(B)	2.0x	0.3x - 2.3x / 2.3x
				Revenue(B)	$14,802	$2,451 - $13,905 / $13,903
	3,416	3,600	Other(F)

Total Investments	$293,320	$256,878

(A)	SPSE makes an independent assessment of the data the Adviser submits to them (which includes the financial and operational performance, as well as the Adviser’s internally assessed risk ratings of the portfolio companies – see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to the Adviser is proprietary in nature.
(B)	Adjusted earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input, which is generally based on the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies. EBITDA multiples, generally indexed, represent the Adviser’s estimate of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiple inputs are used in the TEV fair value determination and the issuer’s debt, equity, and/or equity-like securities are valued in accordance with the Adviser’s liquidity waterfall approach. In limited cases, the revenue from the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies and the related revenue multiples, generally indexed, are used to provide a TEV fair value determination of our bundled debt and equity investments.
(C)	As part of the Adviser’s valuation procedures, it risk rates all of our investments in debt securities. The Adviser uses the Nationally Recognized Statistical Rating Organization’s risk rating system for generally all of our syndicated loans and a proprietary risk rating system for all other debt securities. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.

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(D)	The Adviser generally bases the value of our syndicated debt securities on the IBP offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. These bid prices are non-binding and are generally based on the underlying company performance and security characteristics, as well as other market conditions and credit risk factors.
(E)	DCF calculations take into consideration assumptions about the future cash flows of a portfolio company and also an appropriately risk-adjusted discount rate. The discount rate takes into account adjustments for any nonperformance and liquidity risks and uses observable market data inputs, where available, so it approximates an appropriate rate of return market participants would require.
(F)	Includes private equity fund investments, where the Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the NAV provided by the non-control fund.
(G)	March 31, 2014 includes two new proprietary debt investments for a combined $15.9 million, which were valued at cost. September 30, 2013 includes one new proprietary investment for $7.0 million, which was valued at cost.
(H)	March 31, 2014 includes two new proprietary investments for $7.6 million, which were valued at cost.
(I)	March 31, 2014 includes three new proprietary investments for a combined $3.6 million, which were valued at cost. September 30, 2013 includes one new proprietary investment for $0.4 million, which was valued at cost.

A portfolio company’s EBITDA and EBITDA multiples are the significant unobservable inputs generally included in the Adviser’s internally assessed TEV models used to value our proprietary debt and equity investments. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our Policy, the Adviser generally uses an indexed EBITDA multiple in these TEV models. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, company size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three and six month ended March 31, 2014 and 2013 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

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Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

FISCAL YEAR 2014:

Three Months Ended March 31, 2014	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of December 31, 2013	$128,512	$135,066	$9,737	$9,891	$283,206
Total (losses) gains:
Net realized (loss) gain(B)	(2,765)	85	—	69	(2,611)
Net unrealized appreciation (depreciation)(C)	4,365	(9,564)	(3,464)	(2,019)	(10,682)
Reversal of prior period net depreciation (appreciation) on realization(C)	6,905	(93)	—	(70)	6,742
New investments, repayments and settlements:(D)
Issuances/originations	16,101	13,628	4,016	1,250	34,995
Settlements/repayments	(7,837)	(5,541)	(107)	(145)	(13,630)
Net proceeds from sales	(4,700)	—	—	—	(4,700)

Fair Value as of March 31, 2014	$140,581	$133,581	$10,182	$8,976	$293,320

Six Months Ended March 31, 2014	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2013	$118,134	$127,236	$4,626	$6,882	$256,878
Total (losses) gains:
Net realized (loss) gain(B)	(13,497)	85	—	69	(13,343)
Net unrealized appreciation (depreciation)(C)	6,002	(7,973)	(3,026)	1,051	(3,946)
Reversal of prior period net depreciation (appreciation) on realization(C)	17,168	(215)	—	(70)	16,883
New investments, repayments and settlements:(D)
Issuances/originations	30,315	39,657	8,689	1,268	79,929
Settlements/repayments	(12,841)	(25,209)	(107)	(224)	(38,381)
Net proceeds from sales	(4,700)	—	—	—	(4,700)

Fair Value as of March 31, 2014	$140,581	$133,581	$10,182	$8,976	$293,320

FISCAL YEAR 2013:

Three Months Ended March 31, 2013	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of December 31, 2012	$136,721	$124,653	$1,186	$7,953	$270,513
Total gains (losses):
Net realized gain(B)	13	3	—	—	16
Net unrealized appreciation (depreciation)(C)	2,782	(5,683)	(2,929)	(1,781)	(7,611)
Reversal of prior period net appreciation on realization(C)	(10)	(12)	—	—	(22)
New investments, repayments and settlements:(D)
Issuances/originations	706	6,181	1,999	161	9,047
Settlements/repayments	(3,799)	(664)	—	—	(4,463)

Fair Value as of March 31, 2013	$136,413	$124,478	$256	$6,333	$267,480

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Six Months Ended March 31, 2013	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2012	$157,160	$107,832	$1,103	$7,865	$273,960
Total (losses) gains:
Net realized (loss) gain(B)	(3,152)	6	—	—	(3,146)
Net unrealized appreciation (depreciation)(C)	1,641	(6,633)	(2,846)	(2,936)	(10,774)
Reversal of prior period net depreciation on realization(C)	7,401	625	—	—	8,026
New investments, repayments and settlements:(D)
Issuances/originations	5,098	52,364	1,999	1,404	60,865
Settlements/repayments	(25,817)	(29,716)	—	—	(55,533)
Sales	(5,918)	—	—	—	(5,918)

Fair Value as of March 31, 2013	$136,413	$124,478	$256	$6,333	$267,480

(A)	Includes a junior subordinated debt investment with a fair value of $0.6 million as of September 30, 2013. During the quarter ended March 31, 2014, we exited our one junior subordinated debt investment at par.
(B)	Included in net realized (loss) gain on our accompanying Condensed Consolidated Statements of Operations for the three and six months ended March 31, 2014 and 2013.
(C)	Included in net unrealized (depreciation) appreciation of investments on our accompanying Condensed Consolidated Statements of Operations for the three and six months ended March 31, 2014 and 2013.
(D)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, and PIK, as well as decreases in the costs basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Non-Syndicated Investments

As of March 31, 2014 and September 30, 2013, we held 31 and 29 non-syndicated investments with an aggregate fair value of $220.3 million and $196.3 million, or 75.1% and 76.4% of the total aggregate portfolio at fair value, respectively. During the six months ended March 31, 2014, we invested in seven new non-syndicated investments totaling $62.0 million; sold two non-syndicated investments for a combined realized loss of $13.5 million; and had three non-syndicated investments pay off early at par, for which we received principal payments of $29.3 million in the aggregate. Additionally, during the six months ended March 31, 2014, we funded a combined $2.8 million to existing non-syndicated portfolio companies through revolver draws and add-on investments, while scheduled and unscheduled principal repayments were $6.9 million in the aggregate from existing non-syndicated portfolio companies (exclusive of the aforementioned $29.3 million in combined early payoffs at par). The following significant non-syndicated investment transactions occurred during the six months ended March 31, 2014:

•	Alloy Die Casting Co. – In October 2013, we invested $7.0 million in Alloy Die Casting Co. (“ADC”), through a combination of senior term debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of aluminum and zinc metal components for a diverse range of end markets. This was a co-investment with one of our affiliated funds, Gladstone Investment Corporation (“Gladstone Investment”). Gladstone Investment invested an additional $16.3 million under the same terms as us.

•	Behrens Manufacturing, LLC – In December 2013, we invested $5.5 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of senior term debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Investment participated as a co-investor by investing an additional $12.9 million under the same terms as us.

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•	J.America, Inc. – In December 2013, we invested $17.0 million in J.America, Inc. (“J.America”) through senior subordinated term debt. J.America, headquartered in Webberville, Michigan, is a supplier of licensed decorated and undecorated apparel and headwear to collegiate, resort and military markets, wholesale distributors and apparel decorators.

•	Meridian Rack & Pinion, Inc. – In December 2013, we invested $5.6 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of senior term debt and equity. Meridian, headquartered in San Diego, CA, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Investment participated as a co-investor by investing $13.0 million under the same terms as us.

•	LocalTel, LLC - In December 2013, we sold our investment in LocalTel, LLC (“LocalTel”) for net proceeds that are contingent on an earn-out agreement, which resulted in a realized loss of $10.8 million recorded in the three months ended December 31, 2013. LocalTel had been on non-accrual status at the time of the sale.

•	Edge Adhesives Holdings, Inc. – In February 2014, we invested $11.1 million in Edge Adhesives Holdings, Inc. (“Edge”) through a combination of senior term debt, senior subordinated term debt and equity. Edge, headquartered in Fort Worth, TX, is a leading developer and manufacturer of innovative adhesives, sealants, tapes and related solutions used in building products, transportation, electrical and HVAC, among other markets. Gladstone Investment participated as a co-investor by investing $16.7 million under the same terms as us.

•	WadeCo Specialties Inc. – In March 2014, we invested $11.3 million in WadeCo Specialties, Inc. (“WadeCo”) through a combination of senior term debt and equity. Headquartered in Midland, TX, WadeCo provides production well chemicals to oil well operators used for corrosion prevention; separating oil, gas and water once extracted; bacteria growth management; and conditioning water utilized for hydraulic fracturing.

•	Lignetics, Inc. – In March 2014, we invested $7.0 million in Lignetics, Inc. (“Lignetics”) through a combination of senior subordinated term debt and equity. Lignetics, headquartered in Sandpoint, ID, is a manufacturer and distributor of branded wood pellets, which are used as a renewable fuel source for home and industrial heating, animal bedding, moisture absorption products used in fluid management in the energy production industry, and fire logs and fire starters.

•	BAS Broadcasting – In March 2014, we sold our investment in BAS Broadcasting (“BAS”) for net proceeds of $4.7 million, which resulted in a realized loss of $2.8 million recorded in the three months ended March 31, 2014.

Syndicated Investments

We held a total of 20 syndicated investments with an aggregate fair value of $73.1 million, or 24.9% of our total investment portfolio at fair value, as of March 31, 2014, as compared to 18 syndicated investments with an aggregate fair value of $60.6 million, or 23.6% of our total investment portfolio at fair value, as of September 30, 2013. During the six months ended March 31, 2014, we invested in four new syndicated investments for a combined $9.0 million. Additionally, we had two syndicated investments pay off early at par, for which we received principal payments of $2.0 million in the aggregate during the six months ended March 31, 2014.

Investment Concentrations

As of March 31, 2014, our investment portfolio consisted of investments in 51 companies located in 24 states across 20 different industries, with an aggregate fair value of $293.3 million. The five largest investments at fair value as of March 31, 2014, totaled $85.9 million, or 29.3% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2013, which totaled $96.0 million, or 37.4% of our total

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investment portfolio. As of March 31, 2014, our average investment by obligor was $7.0 million at cost, compared to $7.1 million at cost as of September 30, 2013. The following table outlines our investments by security type as of March 31, 2014 and September 30, 2013:

	March 31, 2014				September 30, 2013
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Senior debt	$183,424	51.5%	$140,581	47.9%	$184,146	55.4%	$118,134	46.0%
Senior subordinated debt	144,040	40.5	133,581	45.5	129,013	38.8	126,675	49.3
Junior subordinated debt	—	—	—	—	494	0.2	561	0.2

Total Debt Investments	327,464	92.0	274,162	93.4	313,653	94.4	245,370	95.5
Preferred equity	20,849	5.9	10,182	3.5	12,268	3.7	4,626	1.8
Common equity/equivalents	7,458	2.1	8,976	3.1	6,345	1.9	6,882	2.7

Total Equity Investments	28,307	8.0	19,158	6.6	18,613	5.6	11,508	4.5

Total Investments	$355,771	100.0%	$293,320	100.0%	$332,266	100.0%	$256,878	100.0%

Investments at fair value consisted of the following industry classifications as of March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$51,806	17.7%	$45,339	17.7%
Electronics	33,621	11.5	33,711	13.1
Personal and non-durable consumer products	27,390	9.3	29,032	11.3
Diversified/conglomerate manufacturing	26,245	9.0	4,482	1.7
Oil and gas	24,889	8.5	15,174	5.9
Printing and publishing	24,355	8.3	22,224	8.7
Automobile	16,402	5.6	9,701	3.8
Cargo Transportation	13,016	4.4	12,984	5.1
Aerospace and defense	9,180	3.1	11,730	4.6
Broadcast and entertainment	8,391	2.9	15,534	6.0
Buildings and real estate	8,288	2.8	6,392	2.5
Mining, steel, iron and non-precious metals	7,946	2.7	17,733	6.9
Textiles and leather	7,658	2.6	8,476	3.3
Beverage, food and tobacco	7,024	2.4	7,038	2.7
Diversified/conglomerate services	7,000	2.4	—	—
Machinery	6,002	2.0	6,425	2.5
Diversified/conglomerate service	5,050	1.7	—	—
Finance	4,556	1.6	4,489	1.7
Leisure, amusement, motion pictures and entertainment	2,196	0.7	2,756	1.1
Home and office furnishing, housewares and durable consumer goods	2,305	0.8	2,651	1.0
Other, < 1.0%(A)	—	—	1,007	0.4

Total Investments	$293,320	100.0%	$256,878	100.0%

(B)	No industry within this category exceeds 1% of the total fair value as of the respective periods.

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Investments at fair value were included in the following geographic regions of the U.S. as of March 31, 2014 and September 30, 2013:

	March 31, 2014		September 30, 2013
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$112,161	38.2%	$118,570	46.2%
South	100,000	34.1	68,669	26.7
West	69,577	23.7	61,737	24.0
Northeast	11,582	4.0	7,902	3.1

Total Investments	$293,320	100.0%	$256,878	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2014:

For the Fiscal Years Ending September 30:	Amount
For the remaining six months ending September 30:
2014	$44,596
2015	43,877
2016	78,532
2017	13,665
2018	44,589
Thereafter	103,035

Total contractual repayments	$328,294
Equity investments	28,307
Adjustments to cost basis on debt investments	(830)

Total Cost Basis of Investments Held at March 31, 2014:	$355,771

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2014 and September 30, 2013, we had gross receivables from portfolio companies of $0.3 million and $0.7 million, respectively. The allowance for uncollectible receivables was $9 and $0.1 million as of March 31, 2014 and September 30, 2013, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. The Adviser is controlled by our Chairman and Chief Executive Officer.

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On July 9, 2013, our Board of Directors approved the annual renewal of the Advisory Agreement through August 31, 2014.

The following table summarizes the management fees, incentive fees and associated credits for the three and six months ended March 31, 2014 and 2013, reflected in our accompanying Condensed Consolidated Statements of Operations:

	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
Average total assets subject to base management fee(A)	$300,800	$283,800	$296,000	$285,100
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%	1.0%	1.0%

Base management fee(B)	$1,504	$1,419	$2,960	$2,851
Credit for fees received by Adviser from the portfolio companies	(298)	—	(631)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(29)	(43)	(59)	(104)

Net Base Management Fee	$1,177	$1,376	$2,270	$2,607

Incentive fee(B)	1,121	953	2,095	2,168
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	—	(596)	(515)	(596)

Net Incentive Fee	$1,121	$357	$1,580	$1,572

Credit for fees received by Adviser from the portfolio companies	(298)	—	(631)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(29)	(43)	(59)	(104)
Incentive fee credit	—	(596)	(515)	(596)

Credit to Fees From Adviser(B)	$(327)	$(639)	$(1,205)	$(840)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statements of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following adjustments to the base management fee calculation:

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the six months ended March 31, 2014 and 2013.

•	Portfolio Company Fees

Pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio

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companies under other agreements and may receive fees for services other than managerial assistance. We credit 100.0% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a percentage of certain of such fees is retained by the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the six months ended March 31, 2014 and 2013.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate net unrealized capital depreciation, if any, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. The entire portfolio’s aggregate net unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate net unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through March 31, 2014, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP

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requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through March 31, 2014.

Administration Agreement

The Administration Agreement provides that we pay separately for administrative services equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all funds managed by the Adviser and administered by the Administrator under similar agreements. On July 9, 2013, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2014.

Related Party Fees Due

Fees due to related parties as of March 31, 2014 and September 30, 2013 on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	March 31, 2014	September 30, 2013
Base management fee due to Adviser	$545	$529
Incentive fee due to Adviser	1,121	1,177

Total fees due to Adviser	1,666	1,706

Fee due to Administrator	213	126

Total Related Party Fees Due	$1,879	$1,832

Other operating expenses due to the Adviser as of March 31, 2014 and September 30, 2013, totaled $4 and $18, respectively. In addition, as of March 31, 2014 and September 30, 2013, other net co-investment expenses payable to Gladstone Investment (for reimbursement purposes) totaled $1 and $0.2 million, respectively. These expenses were paid in full in the quarter subsequent to being incurred and have been included in other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2014 and September 30, 2013, respectively.

Notes to Former Employees

During the six months ended March 31, 2014 and 2013, we had one outstanding note receivable to one former employee, who is now an employee of the Adviser. The note was for the exercise of options granted under the Amended and Restated 2001 Equity Incentive Plan, which has since been terminated. The note requires the quarterly payment of interest at the market rate in effect at the date of issuance, has a term of nine years and has been recorded as a reduction of net assets. The note was evidenced by a full recourse note that is due upon maturity or 60 days following termination of employment with the Adviser and the shares of common stock purchased with the proceeds of the note is posted as collateral. Additionally, during the six months ended March 31, 2013, we received $1.8 million in principal repayments on another note receivable from a former employee, who is now an employee of the Adviser. That note was paid off as of September 30, 2013. We did not receive any principal repayments during the six months ended March 31, 2014. We recognized interest income from all employee notes of $4 and $8 for the three and six months ended March 31, 2014, respectively and $43 and $0.1 million for the three and six months ended March 31, 2013, respectively.

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The following table is a summary of the remaining note issued to a current employee of the Adviser for the exercise of stock options as of March 31, 2014 and September 30, 2013:

Issue Date	Original Amount of Employee Note	Outstanding Balance of Employee Note As of March 31, 2014 and September 30, 2013	Maturity Date	Interest Rate on Note
Jul-06	275(A)	175	Jul-15	8.26%

(A)	On September 7, 2010, we entered into a redemption agreements (the “Redemption Agreement”) with Laura Gladstone, a Managing Director of the Adviser and the daughter of Mr. Gladstone, in connection with the maturity of secured promissory notes executed by Ms. Gladstone on July 13, 2006, in the principal amount of $0.3 million (the “Note”). Ms. Gladstone originally executed the Notes to facilitate her payment of the exercise price of certain stock options (the “Options”) to acquire shares of our common stock. Concurrently with the execution of the Note, we, together with Ms. Gladstone entered into a stock pledge agreement (the “Pledge Agreement”), pursuant to which Ms. Gladstone granted to us a first priority security interest in the Pledged Collateral (as defined in the respective Pledge Agreements), which included 18,334 shares of our common stock that Ms. Gladstone acquired pursuant to the exercise of the Options (collectively, the “Pledged Shares”). The Redemption Agreement provides that, pursuant to the terms and conditions thereof, we will automatically accept and retire the Pledged Shares in partial or full satisfaction, as applicable, of Ms. Gladstone’s obligations to us under the Notes at such time, if ever, that the trading price of our common stock reaches $15 per share. In entering into the Redemption Agreement, we reserved all of our existing rights under the Note and the Pledge Agreement, including, but not limited to, the ability to foreclose on the Pledged Collateral at any time. During the year ended September 30, 2013, Ms. Gladstone paid down $0.1 million of the principal of her Note, leaving a principal balance of $0.2 million outstanding as of March 31, 2014 and September 30, 2013. In connection with Ms. Gladstone’s pay downs of principal, we have not released any of our first priority security interests on her Pledged Shares.

In accordance with ASC 505, “Equity,” receivables from employees for the issuance of capital stock to employees prior to the receipt of cash payment should be reflected in the balance sheet as a reduction to stockholders’ equity. Therefore, our remaining recourse note totaling, in aggregate, $0.2 million as of March 31, 2014 was recorded as a note receivable from employee and is included in the net assets section of our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of March 31, 2014, we determined that this note was still recourse.

NOTE 5. BORROWINGS

Revolving Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 6 to the fourth amended and restated credit agreement (our “Credit Facility”) to extend the revolver period end date for one year to January 19, 2016. Our $137.0 million revolving Credit Facility was arranged by Key Equipment Finance Inc. (effective January 1, 2014, now known as Key Equipment Finance, a division of KeyBank National Association) (“Key Equipment”) as administrative agent. Keybank National Association (“Keybank”), Branch Banking and Trust Company and ING Capital LLC also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded from $137.0 million to a maximum of $237.0 million through the addition of other committed lenders to the facility. The interest rates on advances under our Credit Facility generally bear interest at a 30-day London Interbank Offered Rate (“LIBOR”) plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016. Prior to the April 26, 2013 amendment, on January 29, 2013, we, through Business Loan, amended our Credit Facility to remove the LIBOR minimum of 1.5% on advances. We incurred fees of

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$0.7 million in April 2013 and $0.6 million in January 2013 in connection with these amendments, which are being amortized through our Credit Facility’s revolver period end date of January 19, 2016. All other terms of our Credit Facility remained generally unchanged at the time of these amendments.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of March 31, 2014 and September 30, 2013 and during the three and six months ended March 31, 2014 and 2013:

	March 31, 2014	September 30, 2013
Commitment amount	$137,000	$137,000
Borrowings outstanding	60,200	46,900
Availability	60,149	60,880

	For the Three Months Ended March 31,		For the Six Months Ended March 31,
	2014	2013	2014	2013
Weighted average borrowings outstanding	$46,877	$55,424	$39,935	$50,660
Effective interest rate(A)	4.9%	5.4%	4.9%	5.8%
Commitment (unused) fees incurred	$226	$206	$486	$437

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits payments on distributions to our stockholders to our aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015 and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of March 31, 2014, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2014, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.1 million, asset coverage of 308% and an active status as a BDC and RIC. In addition, we had 33 obligors in the borrowing base of our Credit Facility as of March 31, 2014. As of March 31, 2014, we were in compliance with all of our Credit Facility covenants.

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Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of March 31, 2014 and September 30, 2013, our Credit Facility was valued using Level 3 inputs and any changes in its fair value is recorded in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of March 31, 2014 and September 30, 2013, on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three months ended March 31, 2014 and 2013:

	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	March 31, 2014	September 30, 2013
Credit Facility	$60,514	$47,102

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Three Months Ended March 31,
	2014	2013
Fair value as of December 31, 2013 and 2012, respectively	$47,908	$57,781
Borrowings	34,800	7,500
Repayments	(22,300)	(7,900)
Net unrealized appreciation (depreciation)(A)	106	(430)

Fair Value as of March 31, 2014 and 2013, respectively	$60,514	$56,951

	Six Months Ended March 31,
	2014	2013
Fair value as of September 30, 2013 and 2012, respectively	$47,102	$62,451
Borrowings	77,200	51,500
Repayments	(63,900)	(54,900)
Net unrealized appreciation (depreciation)(A)	112	(2,100)

Fair Value as of March 31, 2014 and 2013, respectively	$60,514	$56,951

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations for the three and six months ended March 31, 2014 and 2013.

The fair value of the collateral under our Credit Facility was approximately $246.9 million and $229.3 million in aggregate as of March 31, 2014 and September 30, 2013, respectively.

NOTE 6. INTEREST RATE CAP AGREEMENTS

On July 15, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with Keybank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit

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pursuant to the terms of our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement, which was recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of March 31, 2014 and September 30, 2013, the fair value of our interest rate cap agreement was $0 and $4, respectively. We record changes in the fair value of our interest rate cap agreement at quarter end based on the current market valuation at quarter end in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

Generally, we will estimate the fair value of our interest rate cap agreement using estimates of value provided by the counterparty and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of March 31, 2014 and September 30, 2013, our interest rate cap agreement was valued using Level 3 inputs.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

In November 2011, we completed a public offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $36.4 million, a portion of which was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as deferred financing fees on our accompanying Condensed Consolidated Statements of Assets and Liabilities and are being amortized over the redemption period ending December 31, 2016.

The shares of our Term Preferred Stock have a redemption date of December 31, 2016, and are currently traded under the ticker symbol of “GLADP” on the NASDAQ Global Select Market. Our Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates in total to approximately $2.7 million per year). We are required to redeem all of the outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, as of the date of redemption. In addition, the two other potential redemption triggers are as follows: (1) if we fail to maintain an asset coverage ratio of at least 200.0%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and (2) at our sole option, at any time on or after December 31, 2012, we may redeem part or all of the Term Preferred Stock. No redemptions of our outstanding Term Preferred Stock have been made as of March 31, 2014.

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Our Board of Directors declared and paid the following monthly distributions to preferred stockholders for the six months ended March 31, 2014 and 2013, respectively:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2014	October 8, 2013	October 22, 2013	October 31, 2013	$0.14843750
	October 8, 2013	November 14, 2013	November 29, 2013	0.14843750
	October 8, 2013	December 16, 2013	December 31, 2013	0.14843750
	January 7, 2014	January 22, 2014	January 31, 2014	0.14843750
	January 7, 2014	February 19, 2014	February 28, 2014	0.14843750
	January 7, 2014	March 17, 2014	March 31, 2014	0.14843750

		Six Months Ended March 31, 2014:		$0.89062500

2013	October 10, 2012	October 22, 2012	October 31, 2012	$0.14843750
	October 10, 2012	November 19, 2012	November 30, 2012	0.14843750
	October 10, 2012	December 19, 2012	December 31, 2012	0.14843750
	January 8, 2013	January 18, 2013	January 31, 2013	0.14843750
	January 8, 2013	February 15, 2013	February 28, 2013	0.14843750
	January 8, 2013	March 15, 2013	March 28, 2013	0.14843750

		Six Months Ended March 31, 2013:		$0.89062500

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded this liability at cost as of March 31, 2014 and September 30, 2013. The related distribution payments to preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value of our Term Preferred Stock based on the last quoted closing price as of March 31, 2014 and September 30, 2013, was approximately $40.0 million, respectively, and we consider our Term Preferred Stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder distributions declared and paid for the three and six months ended March 31, 2014 and 2013, were each approximately $0.7 million and $1.4 million, respectively. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 8. COMMON STOCK

We filed Post-effective Amendment No. 1 to our universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) with the SEC on December 23, 2013, and subsequently filed Post-effective Amendment No. 2 on February 14, 2014, which the SEC declared effective on February 21, 2014. Our Registration Statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities. We have not issued any securities to date under our Registration Statement.

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NOTE 9. NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share for the three and six months ended March 31, 2014 and 2013:

	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(2,102)	$(2,763)	$8,404	$5,603
Denominator for basic and diluted weighted average common shares	21,000,160	21,000,160	21,000,160	21,000,160

Basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(0.10)	$(0.13)	$0.40	$0.27

NOTE 10. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on the fiscal year earnings estimated by management. Based on that estimate, three monthly distributions are declared each quarter.

The federal income tax characterization of all distributions will be reported to our stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For each of the nine months ended September 30, 2013, approximately 92.0% of our common distributions were deemed to be paid from ordinary income, with the remainder of approximately 8.0% deemed to be from a return of capital. For each of October, November and December 2013, approximately 100.0% of our common distributions were deemed to be paid from ordinary income. For the calendar year ended December 31, 2012, approximately 92.0% of our common distributions were deemed to be paid from ordinary income with the remainder of approximately 8.0% deemed to be from a return of capital. The return of capital in both the 2013 and 2012 calendar years resulted primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

Our Board of Directors declared and paid the following monthly distributions to common stockholders for the six months ended March 31, 2014 and 2013:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2014	October 8, 2013	October 22, 2013	October 31, 2013	$0.07
	October 8, 2013	November 14, 2013	November 29, 2013	0.07
	October 8, 2013	December 16, 2013	December 31, 2013	0.07
	January 7, 2014	January 22, 2014	January 31, 2014	0.07
	January 7, 2014	February 19, 2014	February 28, 2014	0.07
	January 7, 2014	March 17, 2014	March 31, 2014	0.07

		Six Months Ended March 31, 2014:		$0.42

2013	October 10, 2012	October 22, 2012	October 31, 2012	$0.07
	October 10, 2012	November 19, 2012	November 30, 2012	0.07
	October 10, 2012	December 19, 2012	December 31, 2012	0.07
	January 8, 2013	January 18, 2013	January 31, 2013	0.07
	January 8, 2013	February 15, 2013	February 28, 2013	0.07
	January 8, 2013	March 15, 2013	March 28, 2013	0.07

		Six Months Ended March 31, 2013:		$0.42

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Aggregate distributions to our common stockholders declared and paid for the six months ended March 31, 2014 were each approximately $8.8 million, which were declared based on estimates of net investment income for the respective fiscal years. The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2014 will be determined at fiscal year end and cannot be determined at this time. For the fiscal year ended September 30, 2013, common stockholder distributions declared and paid exceeded our accumulated earnings and profits (after taking into account Term Preferred Stock dividends), which resulted in a partial return of capital equal to approximately $1.3 million. The return of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on current knowledge, we do not believe such loss contingencies are probable and estimable and therefore, as of March 31, 2014, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liabilities recorded against the escrow amounts was $0 as of March 31, 2014 and September 30, 2013, respectively, and are recorded in other liabilities on our accompanying Condensed Consolidated Statements of Assets and Liabilities.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

For our investments in certain private equity funds, we may have uncalled capital commitments, depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of March 31, 2014 and September 30, 2013, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

The following table summarizes the dollar balances of our unused line of credit and uncalled capital commitments as of March 31, 2014 and September 30, 2013:

	March 31, 2014	September 30, 2013
Unused line of credit commitments	$8,565	$6,524
Uncalled capital commitment	2,827	2,700

Total	$11,392	$9,224

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NOTE 12. FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
Per Common Share Data(A):
Net asset value at beginning of period(A)	$10.10	$9.17	$9.81	$8.98

Net investment income(B)	0.21	0.21	0.42	0.44
Net realized loss on investments(B)	(0.12)	—	(0.63)	(0.14)
Net unrealized (depreciation) appreciation of investments(B)	(0.18)	(0.36)	0.62	(0.13)
Net unrealized (appreciation) depreciation of other(B)	(0.01)	0.02	(0.01)	0.10
Distributions to common stockholders from net investment income(A)(C)	(0.21)	(0.21)	(0.42)	(0.42)
Repayment of principal on employee note receivable	—	0.08	—	0.08

Net asset value at end of period(A)	$9.79	$8.91	$9.79	$8.91

Market value at beginning of period	$9.57	$8.16	$8.73	$8.75
Market value at end of period	10.08	9.20	10.08	9.20
Total return(D)	7.56%	15.36%	20.57%	10.29%
Common shares outstanding at end of period	21,000,160	21,000,160	21,000,160	21,000,160
Statement of Assets and Liabilities Data:
Net assets at end of period	$205,576	$187,147	$205,576	$187,147
Average net assets(E)	210,489	191,188	209,443	191,521
Senior Securities Data:
Borrowings under Credit Facility, at cost	60,200	55,400	60,200	55,400
Mandatorily redeemable preferred stock	38,497	38,497	38,497	38,497
Asset coverage ratio(F)	308%	301%	308%	301%
Asset coverage per unit(G)	$3,082	$3,007	$3,082	$3,007
Ratios/Supplemental Data:
Ratio of expenses to average net assets-annualized(H)	9.83%	9.73%	9.58%	10.26%
Ratio of net expenses to average net assets-annualized(I)	9.21	8.40	8.43	9.38
Ratio of net investment income to average net assets-annualized	8.52	9.23	8.49	9.68

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per share data.
(C)	Distributions to common stockholders are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP.
(D)	Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account common stockholder distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account common stockholder distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 10—Distributions to Common Stockholders. Total return is not annualized.
(E)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

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(F)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200.0% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(G)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(H)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(I)	Ratio of net expenses to average net assets is computed using total expenses net of credits from the Adviser.

NOTE 13. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We have certain unconsolidated subsidiaries, specifically Defiance Integrated Technologies, Inc., Midwest Metal Distribution, Inc., RBC Acquisition Corp., and Sunshine Media Holdings as of March 31, 2014 and September 30, 2013 and for the six months ended March 31, 2014 and 2013, that met at least one of the significance conditions of the SEC’s Regulation S-X. Accordingly, pursuant to Regulation S-X, summarized, comparative financial information, in aggregate, is presented below for the six months ended March 31, 2014 and 2013 for our significant unconsolidated subsidiaries.

	Six Months Ended March 31,
Income Statement	2014	2013
Net sales	$75,865	$74,288
Gross profit	13,595	10,878
Net loss	(3,165)	(4,491)

NOTE 14. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to March 31, 2014, we invested $0.6 million in follow on investments to existing portfolio companies. We also received $0.4 million in scheduled and unscheduled principal repayments from existing portfolio companies.

Distributions to Stockholders

In April 2014, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
April 21, 2014	April 30, 2014	$0.07	$0.1484375
May 20, 2014	May 30, 2014	0.07	0.1484375
June 19, 2014	June 30, 2014	0.07	0.1484375

	Total for the Quarter:	$0.21	$0.4453125

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Appendix

GLADSTONE CAPITAL CORPORATION

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES,                      SERIES 2021

Gladstone Capital Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: Under a power contained in Article FOURTH of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”), by duly adopted resolutions, reclassified and designated 70,118 authorized but unissued Term Preferred Shares, 7.125% Series 2016, of the Corporation, and classified and designated 2,390,000 authorized but unissued Term Preferred Shares of the Corporation without designation as to series, each with a par value of $.001 per share (collectively, the “Shares”), as Term Preferred Shares,                      Series 2021, of the Corporation (the “Series 2021 TP Shares”).

SECOND: Except for such modifications or additions as provided in the following paragraph, a description of the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series 2021 TP Shares is contained under the headings “Definitions” and “Terms Applicable to All Series of Term Preferred Shares” in the Articles Supplementary filed with, and accepted for record by, the Department on October 31, 2011, as corrected by the Certificate of Correction filed with, and accepted for record by, the Department on May 8, 2014 (the “TP Articles Supplementary”).

THIRD: In lieu of or in addition to the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption contained under the headings “Definitions” and “Terms Applicable to All Series of Term Preferred Shares” in the TP Articles Supplementary, the Series 2021 TP Shares shall have the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth on Exhibit A hereto, which Exhibit A shall constitute an Appendix (as such term is defined in the TP Articles Supplementary).

FOURTH: The Shares have been reclassified and designated, or classified and designated, by the Board of Directors under the authority contained in the Charter.

FIFTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

SIXTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and attested to by its Internal Counsel and Secretary on May     , 2014.

ATTEST		GLADSTONE CAPITAL CORPORATION

By:
Name:	Michael B. LiCalsi	Name:	David Gladstone
Title:	Internal Counsel and Secretary	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT A

GLADSTONE CAPITAL CORPORATION

TERM PREFERRED SHARES,                  SERIES 2021

Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the TP Articles Supplementary.

SECTION	1. Designation as to Series.

Term Preferred Shares,             Series 2021: A series of 2,460,118 shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Term Preferred Shares,                 Series 2021” (the ‘‘Series 2021 TP Shares”). Each share of such Series shall have such preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Exhibit A. The Series 2021 TP Shares shall constitute a separate series of Capital Stock and of the Term Preferred Shares and each Series 2021 TP Share shall be identical. The following terms and conditions shall apply solely to the Series 2021 TP Shares:

SECTION 2. Number of Authorized Shares of Series.

The number of authorized shares is 2,460,118.

SECTION 3. Date of Original Issue with respect to Series.

The Date of Original Issue is May __, 2014.

SECTION 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is .

SECTION 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $25.00 per share.

SECTION 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is June 30, 2021.

SECTION 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the last Business Day of the month of the Dividend Period.

SECTION 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on June 30, 2017.

SECTION 9. Modifications to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby modified with respect to the Series 2021 TP Shares as follows:

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price.

SECTION 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Corporation’s assets and the assets of the Corporation’s subsidiaries, taken as a whole, to any Person, other than the Corporation or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Corporation’s outstanding Voting Stock or other Voting Stock into which the Corporation’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Corporation consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which any of the Corporation’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Corporation’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Board of Directors are not Continuing Directors; or (5) the adoption of a plan relating to the Corporation’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) the Corporation becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Corporation’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors who (A) was a member of the Board of Directors on the date the Series 2021 TP Shares were originally issued or (B) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Dividend Period” means, with respect to each Series 2016 TP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including June 30, 2014 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

SECTION 11. Modifications to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms Applicable to All Series of Term Preferred Shares” in the TP Articles Supplementary are hereby modified with respect to the Series 2021 TP Shares as follows:

(a) Notwithstanding the requirement in Section 2.5(a), (b) or (c) of the TP Articles Supplementary or in Section 12(a)(i) below that the Redemption Price per Term Preferred Share includes an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the Redemption Date, if such Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Term Preferred Shares shall be payable on such Dividend Payment Date to the holders of record of such Term Preferred Shares at the close of business on the applicable record date, and shall not be payable as part of the Redemption Price for such Term Preferred Shares.

(b) Notwithstanding the first sentence of Section 2.5(b)(ii) of the TP Articles Supplementary, in the event that shares of Preferred Stock are redeemed pursuant to Section 2.5(b) of the TP Articles Supplementary, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of Term Preferred Shares pursuant to Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 240%.

(c) Notwithstanding anything to the contrary in the TP Articles Supplementary, if the Redemption Date is the Term Redemption Date, the deposit of Deposit Securities shall be made no later than 15 calendar days prior to the Term Redemption Date.

SECTION 12. Additional Terms and Provisions Applicable to the Series.

The following provisions shall also apply to the Series 2021 TP Shares:

(a) Mandatory Redemption upon Change of Control.

(i) If a Change of Control Triggering Event occurs with respect to the Series 2021 TP Shares, unless the Corporation has exercised its option to redeem such Series 2021 TP Shares pursuant to Section 2.5(c) of the TP Articles Supplementary, the Corporation shall redeem all of the outstanding Series 2021 TP Shares (the “Change of Control Redemption”) at a price per share equal to the Liquidation Preference per Series 2021 TP Share, plus an amount equal to all unpaid dividends on such Series 2021 TP Share accumulated to (but excluding) the Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Change of Control Redemption Price”).

(ii) If the Corporation shall be required to redeem all of the outstanding Series 2021 TP Shares pursuant to paragraph (i) above, the Corporation shall deliver a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. Such Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the Redemption Date; provided, however, that such Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs.

(iii) Upon the date of the deposit of Deposit Securities for the Change of Control Redemption, all rights of the Holders of the Series 2021 TP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Change of Control Redemption Price and such Series 2021 TP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms thereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) of the TP

Articles Supplementary, shall be payable only as part of the Change of Control Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Change of Control Redemption Price of the Series 2021 TP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Series 2021 TP Shares so called for redemption shall look only to the Corporation for payment of the Change of Control Redemption Price. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(b) Information Rights. During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Series 2021 TP Shares are outstanding, the Corporation shall provide holders of Series 2021 TP Shares, without cost, copies of the SEC Reports that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject to such provisions.

S-F-6

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or a combined offering of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLAD.” As of February 13, 2014, the last reported sales price for our common stock was $9.88. Our 7.125% Series 2016 Term Preferred Stock is also traded on the NASDAQ under the symbol “GLADP.” As of February 13, 2014, the last reported sales price for our 7.125% Series 2016 Term Preferred Stock was $25.72.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or by calling us collect at (703) 287-5800 or on our website at www.gladstonecapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 10. Common shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

February 21, 2014

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies.

GLADSTONE CAPITAL CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We currently continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of December 31 and September 30, 2013, we held no investments in portfolio companies through Gladstone Financial.

Our Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

To achieve our objectives, we seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We aim to maintain a portfolio allocation of approximately 95.0% debt investments and 5.0% equity investments, at cost.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”) interest.

Typically, our equity investments take the form of common stock or preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See. “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt of private U.S. companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Our Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliated investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs, among others, our chief financial officer, treasurer, chief compliance officer, internal legal counsel and secretary and their respective staffs. Excluding our chief financial officer and treasurer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly traded BDC and RIC; Gladstone Land Corporation (“Gladstone Land”), a publicly traded real estate company that invests in farmland and farm related property; the Adviser; and the Administrator. Our treasurer is also the chief financial officer and treasurer of Gladstone Investment. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GLAD

7.125% Series 2016 Term Preferred Stock Trading Symbol (NASDAQ)	GLADP

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. We made our first distribution on our term preferred stock in December of 2011 and have made monthly distributions thereafter. The amount of monthly distributions on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities we might offer will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our common and preferred stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	Gladstone Management Corporation serves as the investment adviser, and Gladstone Administration, LLC serves as the Administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and the contractual arrangements with these companies, see “Management — Certain Transactions — Investment Advisory and Management Agreement,” “Management — Certain Transactions — Administration Agreement” and “Management — Certain Transactions — Loan Servicing Agreement.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following annualized percentages were calculated based on actual expenses incurred in the quarter ended December 31, 2013 and average net assets for the quarter ended December 31, 2013.

Stockholder Transaction Expenses:
Sales load or other commission (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(3)	2.80%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(4)	0.88%
Interest payments on borrowed funds(5)	1.59%
Dividend expense on mandatorily redeemable preferred stock(6)	1.51%
Other expenses(7)	0.92%
Total annual expenses(3)(7)	7.70%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “other expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the three months ended December 31, 2013, the Adviser voluntarily agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loan participations that we purchase using borrowings from our credit facility. Although there can be no guarantee that the Adviser will continue to waive any portion of the fees due under the amended and restated investment advisory agreement (“Advisory Agreement”), on an annual basis after giving effect to this waiver, the estimated management fees as a percentage of net assets attributable to common stock were 2.74% and the total estimated annual expenses as a percentage of net assets attributable to common stock were 8.63%. See “Management — Certain Transactions — Investment Advisory and Management Agreement.”
(4)

The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee (see footnote 3 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through December 31, 2013.

From time to time, the Adviser has voluntarily agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended December 31, 2013, the incentive fee waiver was $0.5 million. There can be no guarantee that the Adviser will continue to waive any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Certain Transactions — Investment Advisory and Management Agreement.”

(5)

Includes deferred financing costs. On April 26, 2013, we extended the maturity date of our credit facility to January 19, 2016, under which our borrowing capacity is $137.0 million. In addition, on January 29, 2013, we removed the LIBOR minimum of 1.50% on advances under our credit facility. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200.0% after each issuance of our senior securities. Assuming that we borrowed $137.0 million at an interest rate of 4.00% plus an additional fee related to borrowings of 0.63%, for an aggregate rate of 4.63%, interest payments and amortization of deferred financing costs on borrowed funds would have been 3.04% of our average net assets for the quarter ended December 31, 2013.
(6)	In November 2011, we completed a public offering of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share. In the offering, we issued approximately 1.5 million shares of 7.125% Series 2016 Term Preferred Stock. Dividend expense includes the amounts paid to preferred stockholders during the three months ended December 31, 2013. Also included in this line item is the amortization of the offering costs related to our term preferred stock offering. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Equity — Term Preferred Stock” for additional information.
(7)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management — Certain Transactions — Administration Agreement.”

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$91	$263	$420	$760
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$100	$286	$454	$804

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the NASDAQ and our corporate website is located at www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy and Recent Legislation

The failure of U.S. lawmakers to reach an agreement on the national debt ceiling or a budget could have material adverse effect on our business, financial condition and results of operations.

In February 2014, the U.S. Congress passed legislation to suspend the debt ceiling through March 2015. In the event U.S. lawmakers fail to reach a viable agreement on the national debt ceiling prior to the expiration of the current debt ceiling suspension in March 2015, the U.S. could default on its obligations, which could negatively impact the trading market for U.S. government securities. This may, in turn, negatively affect our ability to obtain financing for our investments. As a result, it may materially adversely affect our business, financial condition and results of operations. While the U.S. had begun to see improving financial indicators since the 2008 recession, the recent events have created more uncertainty in the U.S. economy and capital markets. Therefore, we remain cautious about a long-term economic recovery.

The recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased our cost of debt and equity capital. As a result, we do not know if adverse conditions will again intensify, and we are unable to gauge the full extent to which the disruptions will continue to affect us. The longer these uncertain conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of our portfolio companies and the companies we may invest in prospectively are also susceptible to these unstable economic conditions, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These unstable economic conditions could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of non-performing assets to increase and the fair value of our portfolio to decrease. The unstable economic conditions may also decrease the value of collateral securing some of our loans as well as the value of our equity investments, which would decrease our ability to borrow under our revolving line of credit or raise equity capital, thereby further reducing our ability to make new investments.

There is still a great deal of volatility in the marketplace. Although, the temporary debt-ceiling raise, along with the possibility of another government shutdown, have been put off until early in 2014. The unstable economic conditions have affected the availability of credit generally. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

A further downgrade of the United States credit rating and the ongoing economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. In August 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+.” On October 15, 2013, Fitch Ratings Service placed the U.S. credit rating on negative watch, warning that a failure by the U.S. Government to honor interest or principal payments on U.S. treasury securities would impact its decision on whether to downgrade the U.S. credit rating. Fitch also stated that the manner and duration of an agreement to raise the debt ceiling and resolve the budget impasse, as well as the perceived risk of such events occurring in the future, would weigh on its ratings.

The impact of any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and deteriorating sovereign debt conditions in Europe, is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments and the government’s credit concerns in general could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Recent healthcare reform legislation may affect our results of operations and financial condition.

On March 23, 2010, the President of the United States signed into law the Patient Protection and Affordable Care Act of 2010 and on March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act, which in part modified the Patient Protection and Affordable Care Act (the “Acts”). Together, the two Acts serve as the primary vehicle for comprehensive health care reform in the U.S. The Acts are intended to reduce the number of individuals in the U.S. without health insurance and effect significant other changes to the ways in which health care is organized, delivered and reimbursed. The complexities and ramifications of the new legislation are significant, and have begun being implemented through a phased approach concluding in 2018. At this time, the effects of health care reform and its impact on our portfolio companies’ business, results of operations and financial condition and the resulting impact on our operations are not yet known. Accordingly, the Acts could adversely affect the cost of providing healthcare coverage generally and could adversely affect the financial and operational performance of the portfolio companies in which we invest and therefore our financial and operational performance.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert Marcotte and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, president, chief operating officer, chief financial officer, treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and Robert Marcotte. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business — Investment Advisory and Management Agreements.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. For the three months ended December 31, 2013, we incurred $61 of OID income and the unamortized balance of OID investments as of December 31, 2013 totaled $1.1 million. As of December 31, 2013, we had four investments which had a PIK interest component and we recorded PIK interest income of $92 during the three months ended December 31, 2013. We collected no PIK interest in cash for the three months ended December 31, 2013.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial and Gladstone Land. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser, Gladstone Investment, Gladstone Commercial and Gladstone Land. Mr. Marcotte, our president, is an executive managing director of our Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. On October 10, 2012, our Board of Directors

approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of December 31, 2013, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to the stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

The Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2007 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable waivers to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other waivers of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If the Adviser does not issue these waivers in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our revolving line of credit contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of December 31, 2013, we had $47.7 million in borrowings outstanding under our fourth amended and restated credit agreement (our “Credit Facility”), which provides for maximum borrowings of $137.0 million. Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies. The facility also generally limits payments of distributions to our stockholders to the aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015 and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage, and a required minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of December 31, 2013, (ii) asset coverage with respect to Senior Securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2013, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is January 19, 2016. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $237.0 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility before the end of the revolving period in 2016 on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility at the end of the revolving period, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding Term Preferred Stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are able to renew, extend or refinance our Credit Facility prior to January 19, 2016, any renewal, extension or refinancing of our Credit Facility will potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

The last equity offering we completed was for our Term Preferred Stock in November 2011, and there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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Senior Securities. We may issue debt securities, other evidences of indebtedness (including borrowings under our Credit Facility), Senior Securities representing indebtedness and Senior Securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue Senior Securities representing indebtedness and Senior Securities which are stock (such as our Term Preferred Stock), in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200.0% immediately after each issuance of such Senior Security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue Senior Securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our Senior Securities is not at least 200.0%. If the aggregate value of our assets declines, we might be unable to satisfy that 200.0% requirement. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below net asset value (“NAV”) per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of Senior Securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of Senior Securities that is stock.

•	Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or Senior Securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of Senior Securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Term Preferred Stock.

We financed certain of our investments with borrowed money and capital from the issuance of Senior Securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding return to common stockholder(A)	(15.5)%	(8.4)%	(1.3)%	5.8%	13.0%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of December 31, 2013 by the assumed rates of return and subtracting all interest accrued on our debt for the quarter ended December 31 adjusted for the dividends on our Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $301.5 million in total assets, $47.7 million in debt, $38.5 million in aggregate liquidation preference of Term Preferred Stock, and $212.1 million in net assets, each as of December 31, 2013.

Based on an aggregate outstanding indebtedness of $47.7 million at cost, as of December 31, 2013, the effective annual interest rate of 5.7% as of that date, and aggregate liquidation preference of our Term Preferred Stock of $38.5 million, our investment portfolio at fair value would have had to produce an annual return of at least 1.0% to cover annual interest payments on the outstanding debt and dividends on our Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

Ultimately, we expect approximately 90.0% of the loans in our portfolio to be at variable rates determined on the basis of the LIBOR and approximately 10.0% to be at fixed rates. As of December 31, 2013, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 86.4% of loans at variable rates, most of which variable rates also contained floor provisions, and approximately 13.6% at fixed rates.

We currently hold one interest rate cap agreement, which is not designated as a hedge for accounting purposes. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

Pending legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness (which includes senior securities representing indebtedness and senior securities that are stock) unless immediately after such borrowing we have an asset coverage (as defined in Section 18(h) of the 1940 Act) for total of at least 200.0% (i.e. the amount of borrowings may not exceed 50.0% of the value of our assets). Legislation pending reintroduction to the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of such indebtedness that BDCs may incur by modifying the percentage from 200.0% to 150.0%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase. Our mandatorily redeemable preferred stock is a senior security that is stock and so for this 200.0% asset coverage threshold is included as total indebtedness. There can be no assurance whether this proposed legislation will be passed in the current form, or at all.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

•	Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus the recent recession, and any further economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of December 31, 2013, one portfolio company was on non-accrual status with a debt cost basis of approximately $29.5 million, or 9.2% of the cost basis of all debt investments in our portfolio. While we are working with this portfolio company to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•	Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•

Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of small and medium-sized private companies typically are not rated by a credit rating agency. Typically a small or medium-sized private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has the investment valuation policy established by the Adviser and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to the Adviser by SPSE or the use of internally developed discounted cash flow (“DCF”) methodologies or indicative bid prices (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, specifically for our syndicated loans, or internal methodologies based on the total enterprise value (“TEV”) of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which the Adviser specifically requests evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of the Adviser’s requests for evaluation.

The Adviser’s use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by SPSE, or utilizing the TEV, IBP or the DCF methodology.

The Adviser’s procedures also include provisions whereby it will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

•	the nature and realizable value of any collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business and recent sales to third parties of similar securities;

•	the comparison to publicly traded companies; and

•	discounted cash flow and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using the Adviser’s own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that the Adviser’s equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not the Adviser uses the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our NAV could be adversely affected if the Adviser’s determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives of the other lenders may not be completely aligned with ours. As of December 31, 2013, syndicated loans made up approximately 20.5% of our portfolio at cost, or $70.0 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the quarter ended December 31, 2013, we received principal payments of a combined $24.7 million, of which an aggregate of $21.5 million resulted from two portfolio companies who paid off early at par. We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state, and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of December 31, 2013, we had investments in 52 portfolio companies, of which there were five investments that comprised approximately $97.2 million or 34.3% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of December 31, 2013, our largest industry concentrations of our total investments at fair value were in healthcare, education and childcare companies, representing 18.2%; electronic companies, representing 11.8%; and personal and non-durable consumer product companies, representing 9.6%. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations and financial condition.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of providing significant managerial assistance to certain of our portfolio companies, our executive officers sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, such executive officers may be named as defendants in such litigation, which could result in additional costs and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90.0% of our investment company taxable income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income over the term of the debt investment and which will increase the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Material U.S. Federal Income Tax Considerations” and “Regulation as a Business Development Company.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we do not recognize them as income until we have received payment. We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amounts become fixed. Prior to January 1, 2011, we treated the success fee amounts as a capital gain for tax characterization purposes. However, effective January 1, 2011, the success fee amounts are characterized as ordinary income for tax purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Material U.S. Federal Income Tax Considerations” and “Regulation as a Business Development Company.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our charter and bylaws and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of the Maryland General Corporation Law may have the effect of inhibiting or deterring a third party from making a proposal to acquire us or of impeding a change of control under circumstances that otherwise could provide the holders of shares of our common stock with the opportunity to realize a premium over the then-prevailing market price of such shares, including:

•	“Business Combination” provisions that, subject to limitations, prohibit certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of our shares or an affiliate or associate of ours who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of our then outstanding voting shares) or an affiliate of an interested stockholder for five years after the most recent date on which the stockholder becomes an interested stockholder, and thereafter may impose special appraisal rights and two supermajority stockholder voting requirements on these combinations; and

•	“Control Share” provisions that provide that holders of “control shares” of our Company (defined as shares which, when aggregated with other shares controlled by the stockholder, entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of issued and outstanding “control shares”) have no voting rights with respect to such shares except to the extent approved by our stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The business combination provisions of the Maryland General Corporation Law will not apply to business combinations that are approved or exempted by our Board of Directors prior to the time that one becomes an interested stockholder. In addition, as permitted by the Maryland General Corporation Law, we have elected, by provision in our charter, which we refer to as our charter or our articles of incorporation, to exempt from the business combination provisions of the Maryland General Corporation Law any shares of our stock which are or may be issued to or owned by an employee stock ownership or similar plan. Our bylaws contain a provision exempting the acquisition of our capital stock by our current or future stockholders, or their affiliates or associates, from the control share provisions of the Maryland General Corporation Law. There can be no assurance that this provision will not be amended or eliminated at any time in the future. However, so long as we are a BDC, we will amend our bylaws to be subject to the control share statute only if our Board of Directors determines that it would be in our best interests based on our determination that our being subject to the control share statute does not conflict with the 1940 Act.

Additionally, Title 3, Subtitle 8 of the Maryland General Corporation Law permits our Board of Directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to elect to be subject to certain provisions relating to corporate governance that may have the effect of delaying, deferring or preventing a transaction or a change of control of our Company that might involve a premium to the market price of our common stock or otherwise be in our stockholders’ best interests. We are subject to some of these provisions, either by provisions of our charter and bylaws unrelated to Subtitle 8 or by reason of an election in our bylaw to be subject to the provisions of Subtitle 8.

In addition, the advance notice provisions of our bylaws could delay, defer or prevent a transaction or a change of control of our company that might involve a premium price for holders of our common stock or otherwise be in their best interest. See “Certain Provisions of Maryland Law and Of Our Articles of Incorporation and Bylaws.”

Our charter permits our Board of Directors to issue up to 50.0 million shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of approximately 1.5 million shares of Term Preferred Stock. Preferred stock, including our Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

Our current intention is to distribute at least 90.0% of our investment company taxable income to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Our Board of Directors declares monthly distributions based on estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may be volatile and fluctuate significantly.

The trading price of our common stock and our preferred stock may fluctuate substantially. In part due to the extreme volatility and disruption that have affected the capital and credit markets over the past few years, we have experienced greater than usual stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV per share. During the past year, our common stock has consistently, and at times significantly, traded below NAV. Subsequent to December 31, 2013, our common stock has traded at discounts of up to 8.2% of our NAV per share, which was $10.10 as of December 31, 2013. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. Additionally, at times when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below NAV we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our most recent annual meeting of stockholders on February 13, 2014, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year from the date of such approval, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale). Absent such stockholder approval, we would not be able to access the capital markets in an offering at below the then current NAV per share due to restrictions applicable to BDCs under the 1940 Act. During the past year, our common stock has consistently, and at times significantly, traded below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Term Preferred Stock for two years, the holders of our Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Term Preferred Stock provide for annual dividends in the amount of $1.7813 per outstanding share of Term Preferred Stock. In accordance with the terms of our Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Our Term Preferred Stock magnifies the potential for gain or loss for our holders of common stock and the risks of investing in our common stock in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders. Preferred stockholders are less subject to our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

An investment in Term Preferred Stock with a fixed interest rate bears interest rate risk.

Our Term Preferred Stock, in general, pays dividends at a fixed dividend rate of 7.125% per year. Prices of fixed income investments generally vary inversely with changes in market yields. The market yields on securities comparable to our Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of our Term Preferred Stock prior to the term redemption date. This risk may be even more significant in light of the low nature of the currently prevailing market interest rates.

A liquid secondary trading market for our Term Preferred Stock may not develop.

Although our Term Preferred Stock is listed for trading on the NASDAQ, such shares are thinly traded. The market for such shares is relatively illiquid compared to the market for other types of securities, with the spread between the bid and ask prices considerably greater than the spreads of other securities with comparable terms and features.

Our Term Preferred Stock is not rated.

We have not had our Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the shares of our Term Preferred Stock may trade at a price that is lower than they might otherwise trade if they were rated by a rating agency.

Our Term Preferred Stock bears a risk of early redemption by us.

We may voluntarily redeem some or all of our Term Preferred Stock on or after December 31, 2012, which is four years prior to its mandatory redemption date of December 31, 2016. We also may be forced to redeem some or all of our Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares, and any such redemption may occur at a time that is unfavorable to holders of our Term Preferred Stock. We may have an incentive to redeem our Term Preferred Stock voluntarily before the mandatory redemption date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the fixed dividend rate on our Term Preferred Stock. To date, we have not redeemed any of our Term Preferred Stock.

Claims of holders of our Term Preferred Stock are subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of our Term Preferred Stock are subordinated to the rights of holders of our indebtedness. Therefore, dividends, distributions and other payments to holders of Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our Term Preferred Stock.

Holders of our Term Preferred Stock are subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Term Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of our Term Preferred Stock and dividends payable on such shares declines.

Holders of our Term Preferred Stock bear reinvestment risk.

Given the five-year term and potential for early redemption of our Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of our Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of our Term Preferred Stock bear dividend risk.

We may be unable to pay dividends on our Term Preferred Stock under some circumstances. The terms of our indebtedness preclude the payment of dividends in respect of equity securities, including our Term Preferred Stock, under certain conditions.

There is a risk of delay in our redemption of our Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the term redemption date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of our Term Preferred Stock might be adversely affected.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone and Terry Lee Brubaker; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a RIC and as a Business Development Company; and (9) those factors described in the “Risk Factors” section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our Credit Facility currently accrues interest at the rate of approximately 5.0% and the revolving period ends on January 19, 2016. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our annual ordinary income and short-term capital gains, if any, to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends are reported annually to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors — Risks Related to Our Regulation and Structure — We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on the NASDAQ under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance, however, that any premium to NAV will be attained or maintained. As of February 11, 2014 there were 44 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the NASDAQ and the dividends declared by us for the last two completed fiscal years and the current fiscal year through February 13, 2014.

COMMON SHARE PRICE DATA

	NAV(1)	High	Low	Dividend Declared	Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)
Fiscal Year ending September 30, 2012
First Quarter	$9.90	$8.74	$6.46	$0.21	(11.7)%	(34.7)%
Second Quarter	9.62	9.33	7.69	0.21	(3.0)	(20.1)
Third Quarter	8.91	8.46	7.30	0.21	(5.1)	(18.1)
Fourth Quarter	8.98	9.19	7.86	0.21	2.3	(12.5)
Fiscal Year ending September 30, 2013
First Quarter	9.17	9.02	7.25	0.21	(1.6)	(20.9)
Second Quarter	8.91	9.46	8.24	0.21	6.2	(7.5)
Third Quarter	8.60	9.45	7.76	0.21	9.9	(9.8)
Fourth Quarter	9.81	8.92	8.05	0.21	(9.1)	(17.9)
Fiscal Year ending September 30, 2014
First Quarter	10.10	9.92	8.60	0.21	(1.8)	(14.9)
Second Quarter (through February 13, 2014)	*	10.37	9.27	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

The following are our outstanding classes of securities as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding
Common Stock	46,000,000	—	21,000,160
Term Preferred Stock	4,000,000	—	1,539,882

RATIOS OF EARNINGS TO FIXED CHARGES

For the three months ended December 31, 2013 and the years ended September 30, 2013, 2012, 2011, 2010 and 2009, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

	For Three Months Ended December 31,	Year Ended September 30,
	2013	2013	2012	2011		2010	2009
Net investment income plus fixed charges to fixed charges	3.7	3.6x	3.3x	5.5x		4.0x	3.0x
Net investment income plus realized (losses) gains plus fixed charges to fixed charges(A)	(2.9)	2.8x	1.8x	5.2x		3.5x	0.5x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges(B)	7.5	5.5x	0.0x	(4.2x	)	3.8x	1.4x

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

(A)	Due to a realized loss on certain investments during the three months ended December 31, 2013, the ratio of net investment income plus realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of $4.7 million to achieve a coverage ratio of 1:1 during that period.
(B)	Due to unrealized depreciation of certain investments during each of the years ended September 30, 2012 and 2011, the ratio of earnings to fixed charges were less than 1:1. We would have needed to generate additional earnings of approximately $8.0 and $21.5 million in each respective year to achieve a coverage ratio of 1:1.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009 are derived from our audited consolidated financial statements. The consolidated selected financial data for the three months ended December 31, 2013 is derived from our unaudited condensed consolidated financial statements included in this prospectus. The other data included in the second table below is also unaudited. The data should be read in conjunction with our accompanying consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

	For Three Months Ended December 31,		As of and for the Year Ended September 30,
	2013	2012	2013	2012	2011	2010	2009
Statement of Operations Data:
Total Investment Income	$8,392	$9,828	$36,154	$40,322	$35,211	$35,539	$42,618
Total Expenses, Net of Credits from Adviser	3,982	4,969	17,768	21,278	16,799	17,780	21,587

Net Investment Income	4,410	4,859	18,386	19,044	18,412	17,759	21,031

Net Realized and Unrealized Gain (Loss) on Investments, Borrowings and Other	6,096	3,507	13,833	(27,052)	(39,511)	(1,365)	(17,248)

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,506	$8,366	$32,219	$(8,008)	$(21,099)	$16,394	$3,783

Per Share Data(A):
Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share — Basic and Diluted	$0.50	$0.40	$1.53	$(0.38)	$(1.00)	$0.78	$0.18
Net Investment Income per Common Share — Basic and Diluted	0.21	0.23	0.88	0.91	0.88	0.84	1.00
Cash Distributions Declared Per Common Share	0.21	0.21	0.84	0.84	0.84	0.84	1.26
Statement of Assets and Liabilities Data:
Total Assets	$301,462	292,481	$295,091	$293,402	$317,624	$270,518	$335,910
Net Assets	212,088	192,520	205,992	188,564	213,721	249,246	249,076
Net Asset Value Per Common Share	10.10	9.17	9.81	8.98	10.16	11.85	11.81
Common Shares Outstanding	21,000,160	21,000,160	21,000,160	21,000,160	21,039,242	21,039,242	21,087,574
Weighted Common Shares Outstanding — Basic and Diluted	21,000,160	21,000,160	21,000,160	21,011,123	21,039,242	21,060,351	21,087,574
Senior Securities Data:
Borrowings under Credit Facility, at cost(B)	$47,700	$55,800	$46,900	$58,800	$99,400	$16,800	$83,000
Mandatorily redeemable preferred stock(B)	38,497	38,497	38,497	38,497	—	—	—
Asset coverage ratio(C)	346%	305%	341%	296%	315%	1,419%	396%
Asset coverage per unit(D)	$3,459	$3,049	$3,410	$2,963	$3,150	$14,187	$3,963

(A)	Per share data for net increase (decrease) in net assets resulting from operations is based on the weighted average common stock outstanding for both basic and diluted.
(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.

(C)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our Senior Securities. Our mandatorily redeemable preferred stock is a Senior Security that is stock.
(D)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

	For Three Months Ended December 31,		Year Ended September 30,
	2013	2012	2013	2012	2011	2010	2009
Other Unaudited Data:
Number of Portfolio Companies at Year End	52	48	47	50	59	39	48
Average Size of Portfolio Company Investment at Cost	$6,571	$7,431	$7,069	$7,300	$6,488	$7,654	$7,592
Principal Amount of New Investments	44,111	50,227	80,418	45,050	110,903	23,245	24,911
Proceeds from Loan Repayments and Investments Sold	24,667	56,514	117,048	73,857	50,002	85,634	96,693
Weighted Average Yield on Investments(A)	11.64	11.58	11.63%	11.25%	11.21%	11.03%	10.05%
Total Return(B)	12.10%	(4.40%)	9.90	41.39	(33.77)	37.46	(30.94)

(A)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the year.
(B)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value. For the three months ended December 31, 2013 and 2012, total return is not annualized.

SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ending September 30, 2014
	Quarter Ended December 31, 2013	Quarter Ended March 31, 2014		Quarter Ended June 30, 2014		Quarter Ended September 30, 2014
Total investment income	$8,392	$	*	$	*	$	*
Net investment income	4,410		*		*		*
Net (decrease) increase in net Assets resulting from operations	10,506		*		*		*
Net (Decrease) Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.50	$	*	$	*	$	*

	Year Ended September 30, 2013
	Quarter Ended December 31, 2012	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013
Total investment income	$9,828	$8,424	$8,551	$9,351
Net investment income	4,859	4,410	4,410	4,707
Net increase (decrease) in net assets resulting from operations	8,366	(2,763)	(2,059)	28,675
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.40	$(0.13)	$(0.10)	$1.36

	Year Ended September 30, 2012
	Quarter Ended December 31, 2011	Quarter Ended March 31, 2012	Quarter Ended June 30, 2012	Quarter Ended September 30, 2012
Total investment income	$9,320	$10,996	$9,961	$10,045
Net investment income	4,418	5,216	4,869	4,541
Net (decrease) increase in net Assets resulting from operations	(1,289)	(1,603)	(10,580)	5,464
Net (Decrease) Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.06)	$(0.08)	$(0.50)	$0.26

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a BDC and a RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were established for the purpose of investing in debt and equity securities of established private business operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We also aim to maintain a portfolio allocation of approximately 95.0% debt investment and 5.0% equity investment, at cost.

We focus on investing in small and medium-sized private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

We are externally managed by our investment advisor, Gladstone Management Corporation (the “Adviser”), a Securities and Exchange Commission (“SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Our shares of common stock and term preferred stock are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GLAD” and “GLADP,” respectively.

Business Environment

The strength of the global economy and the U.S. economy in particular, continues to be uncertain and volatile. Recently, we experienced the first U.S. government shutdown in 17 years along with a stalemate in the U.S. Congress over whether to raise the debt ceiling. The U.S. government budget concerns remain until early 2014 when the U.S. Congress will revisit the debt ceiling debate again. Prior to this recent U.S. fiscal crisis, economic conditions generally appeared to be improving, albeit slowly, since the 2008 recession. We have continued to remain cautious about a long-term economic recovery. The impacts from the 2008 recession in general, and the resulting disruptions in the capital markets in particular, have had lingering effects on our liquidity options and increased our cost of debt and equity capital. Many of our portfolio companies, as well as those small and medium-sized companies that we evaluate for investment, are still feeling the adverse impacts of these political and economic conditions, and if these conditions persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These political and economic conditions could also disproportionately impact some of the industries in which we have invested, causing us to be more vulnerable to losses in our portfolio, which could cause the number of our non-performing assets to increase and the fair market value of our portfolio to decrease.

In addition, there has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. We believe we are in a protracted economic recovery; however, we do not know if market conditions will continue to improve or if adverse conditions will again intensify, and we do not know the full extent to which the inability of the U.S. government to address its fiscal condition in the near and long term will affect us. If market instability persists or intensifies, we may experience difficulty in raising capital. In summary, we believe that are in a protracted economic recovery, but that the recent U.S. fiscal crisis has temporarily suppressed that recovery. We do not know the full extent to which the impact of the lingering recessionary economic conditions will affect us or our portfolio companies.

Portfolio Activity

While conditions remain somewhat challenging in the marketplace, we are seeing a number of new investment opportunities that are consistent with our investment objectives and strategies. During the three months ended December 31, 2013, we invested an aggregate of $44.1 million in eight new proprietary and syndicate investments, resulting in a net expansion in our overall portfolio of five portfolio companies, due to two portfolio companies paying off early at par for an aggregate of $21.5 million and the sale of one of our portfolio companies. During the year ended September 30, 2013, we invested in 15 new proprietary and syndicate investments totaling $80.4 million; however, we experienced a net contraction in our overall portfolio of three portfolio companies, primarily due to 14 portfolio companies paying off early during the year, for an aggregate of $79.6 million in unscheduled payoffs.

In addition, in July 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Investment Corporation (“Gladstone Investment”) and any future business development company or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions in the SEC’s order. We believe this ability to co-invest will enhance our ability to further our investment objectives and strategies. We co-invested with Gladstone Investment in three new proprietary investments during the three months ended December 31, 2013, and one new proprietary investment in the year ended September 30, 2013, as discussed under “— Investment Highlights.”

Regulatory Compliance

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our $137.0 million revolving line of credit (our “Credit Facility,” described more fully under “— Liquidity and Results of Operations — Revolving Credit Facility” below) that further constrain our ability to access the capital markets. To qualify to be taxed as a RIC, we must distribute at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. Because we are required to satisfy the RIC annual stockholder distribution requirement, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage, such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act that require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200.0% on our senior securities representing indebtedness and our senior securities that are stock, to which we refer collectively as “Senior Securities.”

We believe that market conditions have affected the trading price of our common stock and our ability to finance new investments through the issuance of equity. On February 13, 2014, the closing market price of our common stock was $9.88, a 2.2% discount to our December 31, 2013, net asset value (“NAV”) per share of $10.10. When our stock trades below NAV per common share, as it has consistently traded over the last four years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 13, 2014, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our board of directors (our “Board of Directors”) makes certain determinations prior to any such sale.

The current uncertain and volatile economic conditions may also continue to cause the value of the collateral securing some of our loans to fluctuate, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our Credit Facility. Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth, which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would cause an acceleration of our repayment obligations under our Credit Facility. As of December 31, 2013, we were in compliance with all of our Credit Facility’s covenants.

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly for us to access in the near term. However, we believe that our recent amendments to our Credit Facility to decrease the interest rate on advances and extend its revolving period end date until 2016 and our ability to co-invest with Gladstone Investment and certain other affiliated investment funds, should increase our ability to make investments in businesses that we believe will be generally resistant to a recession and, as a result, will be likely to achieve attractive long-term returns for our stockholders. Starting off the 2014 fiscal year, we have continued to focus on building our pipeline with deals that we believe are generally recession resistant and making investments that meet our objectives and strategies and provide appropriate returns, given the risks.

Investment Highlights

During the three months ended December 31, 2013, we invested an aggregate of $44.1 million in eight new portfolio companies and an aggregate of $0.8 million to existing portfolio companies. In addition, during the three months ended December 31, 2013, we sold our investment in one portfolio company and we received scheduled and unscheduled contractual principal repayments of approximately $24.7 million from existing portfolio companies, including two early payoffs. Since our initial public offering in August 2001, we have made 355 different loans to, or investments in, 180 companies for a total of approximately $1.3 billion, before giving effect to principal repayments on investments and divestitures.

During the year ended September 30, 2013, we invested an aggregate of $80.4 million in 15 new portfolio companies and an aggregate of $9.7 million to existing portfolio companies. Also, during the year ended September 30, 2013, we sold our investments in two portfolio companies for net proceeds of a combined $6.6 million, and we received scheduled and unscheduled contractual principal repayments of a combined $110.5 million from existing portfolio companies, including 14 early payoffs. Since our initial public offering in August 2001, we have made 355 different loans to, or investments in, 180 companies for a total of approximately $1.3 billion, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the three months ended December 31, 2013, we executed the following transactions with certain of our portfolio companies:

Issuances and Originations

During the three months ended December 31, 2013, we extended an aggregate of $35.1 million of investments to four new proprietary portfolio companies and an aggregate of $9.0 million to four new syndicated portfolio companies (The Active Network, Inc., ARSloane Acquisition, LLC, Envision Acquisition Company, LLC and Vitera Healthcare Solutions, LLC). Below are significant issuances and originations during the three months ended December 31, 2013:

•	In October 2013, we invested $7.0 million in Alloy Die Casting Co. (“ADC”) through a combination of senior term debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of high quality, finished aluminum and zinc metal components for a diverse range of end markets. This was a co-investment with one of our affiliated funds, Gladstone Investment. Gladstone Investment invested an additional $16.3 million under the same terms as us.

In December 2013, we invested $5.5 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of senior term debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Investment participated as a co-investor by investing an additional $12.9 million under the same terms as us.

•	In December 2013, we invested $17.0 million in senior subordinated term debt in J.America, Inc. (“J.America”). J.America, headquartered in Webberville, Michigan, is a supplier of licensed decorated and undecorated apparel and headwear to collegiate, resort and military markets, wholesale distributors and apparel decorators.

•	In December 2013, we invested $5.6 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of senior term debt and equity. Meridian, headquartered in San Diego, CA, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Investment participated as a co-investor by investing an additional $13.0 million under the same terms as us.

Repayments and Sales:

During the three months ended December 31, 2013, 13 borrowers made principal repayments totaling $24.7 million in the aggregate, consisting of $23.7 million of unscheduled principal and revolver repayments, as well as $1.0 million in contractual principal amortization. Below are the significant repayments and exits during the three months ended December 31, 2013.

•	Included in the unscheduled principal payments were the net proceeds received from early payoffs at par of the following proprietary investments: Allen Edmonds Shoe Corporation (“Allen Edmonds”) of $19.5 million and Profit Systems Acquisition Co. (“Profit Systems”) of $2.0 million.

•	In December 2013, we sold our investment in LocalTel, LLC (“LocalTel”) for net proceeds that are contingent on an earn-out agreement, which resulted in a realized loss of $10.8 million recorded in the three months ended December 31, 2013. LocalTel had been on non-accrual status at the time of the sale.

Investment Activity

During the year ended September 30, 2013, we executed the following transactions with certain of our portfolio companies:

Issuances and Originations

During the year ended September 30, 2013, we invested an aggregate of $50.2 million to five new proprietary portfolio companies and an aggregate of $30.2 million in 10 new syndicated portfolio companies (Ardent Medical Services, Inc., Blue Coat Systems Inc., First American Payment Systems, L.P., John Henry Holdings, Inc., New Trident Holdcorp, Inc., RP Crown Parent, LLC, Steinway Musical Instruments, Inc., SumTotal Systems, Inc., Wall Street Systems Holdings, Inc., and W3, Co.). We also invested in additional equity in RBC Acquisition Corp. (“Reliable”) and Midwest Metal Distribution, Inc. (“Midwest Metal”). Below are significant issuances and originations during the year ended September 30, 2013:

•	In December 2012, we invested $14.0 million in AG Transportation Holdings, LLC (“AG Trucking”) through a combination of senior subordinated term debt and equity. AG Trucking, headquartered in Goshen, Indiana, is a regional food-grade liquid and dry bulk carrier providing a variety of bulk transportation services, including liquid transportation, dry bulk dumps, freight brokering, private fleet conversion and project runs to large international agricultural and food manufacturing firms.

•	In December 2012, we invested $19.5 million in Allen Edmonds Shoe Corporation (“Allen Edmonds”) through senior subordinated term debt that we purchased from one of Allen Edmonds’ existing lenders. Allen Edmonds, headquartered in Port Washington, Wisconsin, manufactures premium men’s footwear and accessories, which it sells through its retail stores, catalog and internet site and also wholesale and e-commerce channels.

•	In March 2013, we acquired a controlling equity position in Reliable and invested $2.0 million in additional equity capital in the form of preferred equity. In addition, we invested $0.3 million in preferred equity in August 2013 and an aggregate of $1.1 million in line of credit draws to Reliable during the year ended September 30, 2013. As of September 30, 2013, Reliable was classified as a Control portfolio company. Reliable was known as Reliable Biopharmaceutical Holdings, Inc. before its recapitalization in March 2013 and is therefore included on our accompanying Consolidated Schedule of Investments as of September 30, 2012 under the name Reliable Biopharmaceutical Holdings, Inc.

•	In May 2013, we invested $8.8 million in Funko, LLC (“Funko”), through a combination of senior subordinated term debt and equity. Funko, headquartered in Lynnwood, WA, is a designer, importer and marketer of pop-culture collectibles. This was our first co-investment with our affiliate fund, Gladstone Investment, pursuant to the aforementioned exemptive order granted by the SEC. Gladstone Investment invested an additional $8.8 million in Funko under the same terms as us.

•	In July 2013, we invested $8.9 million in Ashland Acquisition, LLC (“Ashland”) through a combination of senior term debt and common equity, where we hold 20.0% of the voting securities. Ashland, through its wholly-owned subsidiary that is headquartered in Ashland, Ohio, provides publishing services including digital and offset printing, warehousing, distribution, and content and marketing services.

Repayments and Exits

During the year ended September 30, 2013, 34 borrowers made principal repayments totaling $110.5 million in the aggregate, consisting of $103.1 million of unscheduled principal and revolver repayments, as well as $7.4 million in contractual principal amortization. Below are significant repayments and exits during the year ended September 30, 2013:

•	Included in the unscheduled principal payments were the net proceeds at par from early payoffs of the following:

•	Syndicated investment payoffs: Airvana Network Solutions, Inc. of $0.2 million; Applied Systems, Inc. of $1.0 million; Blue Coat Systems, Inc. of $8.5 million; HGI Holdings, Inc. of $1.6 million; Hubbard Radio, LLC of $0.5 million; John Henry Holdings, Inc. of $5.0; Keypoint Government Solutions, Inc. of $6.4 million; Mood Media Corporation of $8.0 million; National Surgical Hospitals Inc. of $1.6 million; Springs Window Fashions, LLC of $7.0 million; SRAM, LLC of $2.5 million and Wall Street Systems Holdings, Inc. of $3.0 million. In connection with eight of these early payoffs, we received an aggregate of $0.9 million in prepayment fees during the year ended September 30, 2013.

•	Proprietary investment payoffs: Westlake Hardware, Inc. (“Westlake”) of $20.0 million in December 2012 and CMI Acquisition, LLC (“CMI”) of $14.4 million in September 2013. In relation to the Westlake and CMI early payoffs at par, we received $1.1 million and $0.6 million, respectively, in success fees during the year ended September 30, 2013.

•	In November 2012, we sold our investments in Viapack, Inc. (“Viapack”) for net proceeds of $5.9 million, which resulted in a realized loss of $2.4 million recorded in the three months ended December 31, 2012. Viapack was partially on non-accrual status at the time of the sale.

•	In November 2012, we wrote off our investment in Access Television Network, Inc. (“Access TV”), which resulted in a realized loss of $0.9 million recorded in the three months ended December 31, 2012. Access TV was on non-accrual status at the time of the write off.

•	In April 2013, we sold our investment in Kansas Cable Holdings, Inc. (“KCH”) for net proceeds of $0.6 million, which resulted in a realized loss of $2.9 million recorded in the three months ended June 30, 2013. KCH was on non-accrual status at the time of the sale.

•	In September 2013, we sold substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”) for net proceeds of $14.4 million, which paid down our debt investments in full at par. Lindmark was on non-accrual status at the time of the repayment.

Subsequent to December 31, 2013, we have also received $8.0 million in scheduled and unscheduled principal repayments from existing portfolio companies, which included $7.8 million for the early payoff of Pop Radio, LLC, for which we received $0.1 million in prepayment fees.

Recent Developments

Notes Receivable from Employees

In July 2013, we received $1.0 million in full repayment of the outstanding principal and accrued interest owed on our employee note receivable from our chairman and chief executive officer, David Gladstone. Simultaneously, Mr. Gladstone’s related redemption agreement was terminated pursuant to its terms.

Amendment of Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Gladstone Business Loan, LLC (“Business Loan”), entered into Amendment No. 6 to our Credit Facility to extend the revolving period end date for one year to January 19, 2016. We incurred fees of $0.7 million in April 2013 in connection with this amendment, which are being amortized through the revolving period end date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of this amendment.

On January 29, 2013, we, through Business Loan, entered into Amendment No. 4 to our Credit Facility to remove the one month London Interbank Offered Rate (“LIBOR”) minimum of 1.5% on advances. We incurred fees of $0.6 million in January 2013 in connection with this amendment, which are being amortized through the revolving period end date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of this amendment.

Registration Statement

On November 29, 2012, we filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) that was amended on January 17, 2013, and which the SEC declared effective on January 18, 2013. We filed a post-effective amendment to such Registration Statement on December 23, 2013, which has not yet been declared effective as of February 3, 2014. Our Registration Statement, of which this prospectus is a part, permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities. We have not issued any securities to date under our Registration Statement.

Executive Officers

On January 7, 2014, our Board of Directors appointed Robert L. Marcotte as the Company’s President. David Gladstone, the Company’s prior Interim President, will remain Chief Executive Officer and Chairman of the Company.

On April 9, 2013, our Board of Directors appointed Melissa Morrison, the Company’s then current chief accounting officer, as chief financial officer. Concurrently, David Watson resigned as the chief financial officer of the Company to focus on his position as the Company’s treasurer and on his position as chief financial officer and treasurer for Gladstone Investment, an affiliate of the Company.

On February 5, 2013, our Board of Directors appointed David Gladstone as the Company’s interim president to fill the vacancy created by the resignation of George Stelljes III, effective January 31, 2013, the Company’s former president, chief investment officer and a director. Mr. Gladstone held this position until our Board of Directors appointed Mr. Marcotte in January 2014. Mr. Gladstone founded the Company and has also served as the chairman of our Board of Directors and the Company’s chief executive officer since its inception in 2001.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended December 31, 2013, to the Three Months Ended December 31, 2012

	Three Months Ended December 31,
	2013	2012	$ Change	% Change
INVESTMENT INCOME
Interest income	$8,191	$8,180	$11	0.1%
Other income	201	1,648	(1,447)	(87.8)

Total investment income	8,392	9,828	(1,436)	(14.6)

EXPENSES
Base management fee	1,456	1,432	24	1.7
Incentive fee	974	1,215	(241)	(19.8)
Administration fee	203	150	53	35.3
Interest expense on borrowings	615	856	(241)	(28.2)
Dividend expense on mandatorily redeemable preferred stock	686	686	—	—
Amortization of deferred financing fees	315	256	59	23.0
Other expenses	611	575	36	6.3

Expenses before credits from Adviser	4,860	5,170	(310)	(6.0)
Credits to fees from Adviser	(878)	(201)	(677)	(336.8)

Total expenses net of credits	3,982	4,969	(987)	(19.9)

NET INVESTMENT INCOME	4,410	4,859	(449)	(9.2)

NET REALIZED AND UNREALIZED GAIN
Net realized loss on investments	(10,774)	(3,048)	(7,726)	(253.5)
Net unrealized appreciation of investments	16,877	4,885	11,992	245.5
Net unrealized (appreciation) depreciation of other	(7)	1,670	(1,677)	NM

Net gain from investments and other	6,096	3,507	2,589	73.8

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,506	$8,366	$2,140	25.6%

NM = Not Meaningful

Investment Income

Total interest income remained relatively consistent for the three months ended December 31, 2013, as compared to the prior year period, increasing slightly by 0.1%. This was due to an overall decrease in early payoffs during the December 31, 2013 quarter end, which was offset by the majority of new interest earning investments occurring at the end of the quarter. Over the last several quarters we have seen a slight increase in the weighted average yield on our interest-bearing investment portfolio. The level of interest income from investments is directly related to the principal balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended December 31, 2013, was $299.6 million, compared to $278.3 million for the prior year period, an increase of 7.7%. The annualized weighted average yield on our interest-bearing investment portfolio for the three months ended December 31, 2013 and 2012 was 11.6%. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments.

During the three months ended December 31, 2013, one of our portfolio companies was on non-accrual with a debt cost of approximately $29.2 million, or 9.2%, of the cost basis of all debt investments in our portfolio.

During the prior year period, four portfolio companies were on non-accrual, for an aggregate of $56.6 million at cost, or 16.4%, of the cost basis of all debt investments in our portfolio. During the three months ended December 31, 2013, we sold our investment in one portfolio company that had been on non-accrual status. See “Overview — Investment Highlights” for more information. There were no new non-accruals added and no non-accruals placed on accrual during the three months ended December 31, 2013.

Other income decreased by 87.8% for the three months ended December 31, 2013, as compared to the prior year period. Other income for the three months ended December 31, 2013, consisted of $0.2 million in success fees received related to the sale of substantially all of the assets of Lindmark Acquisition, LLC (“Lindmark”) and the ensuing pay down of our debt investments at par in September 2013. Other income for the three months ended December 31, 2012, consisted primarily of $1.1 million in success fees received from the early payoff of Westlake Hardware, Inc. (“Westlake”) at par during the period. In addition, we received prepayment fees in the aggregate of $0.5 million during the three months ended December 31, 2012, related to the early payoffs of four syndicate investments during the period. No prepayment fees were received during the three months ended December 31, 2013.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of December 31, 2013		Three Months Ended December 31, 2013
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$34,219	12.1%	$817	9.7%
Midwest Metal Distribution, Inc.	18,098	6.4	561	6.7
J.America, Inc.(A)	17,000	6.0	26	0.3
Francis Drilling Fluids, Ltd.	14,773	5.2	462	5.5
AG Transportation Holdings, LLC	13,065	4.6	461	5.5

Subtotal — five largest investments	97,155	34.3	2,327	27.7
Other portfolio companies	186,051	65.7	6,061	72.2
Other non-portfolio company revenue	—	—	4	0.1

Total Investment Portfolio	$283,206	100.0%	$8,392	100.0%

	As of December 31, 2012		Three Months Ended December 31, 2012
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
RBC Acquisition Corp.	$25,867	9.6%	$810	8.2%
Allen Edmonds Shoe Corporation(B)(C)	19,483	7.2	79	0.8
Midwest Metal Distribution, Inc.	17,847	6.6	565	5.7
Francis Drilling Fluids, Ltd.	15,473	5.7	460	4.7
AG Transportation Holdings, LLC.(B)	14,000	5.2	40	0.4

Subtotal — five largest investments	92,670	34.3	1,954	19.8
Other portfolio companies	177,843	65.7	7,820	79.6
Other non-portfolio company revenue	—	—	54	0.6

Total Investment Portfolio	$270,513	100.0%	$9,828	100.0%

(A)	Investment added in December 2013.
(B)	Investments added in December 2012.
(C)	Investment exited in December 2013.

Operating Expenses

Operating expenses, net of credits from the Adviser, decreased for the three months ended December 31, 2013, by 19.9%, as compared to the prior year period. This decrease was primarily due to decreases in interest expense on our Credit Facility and in incentive fees.

Interest expense decreased by 28.2% for the three months ended December 31, 2013, as compared to the prior year period, primarily due to decreased borrowings throughout the quarter under our Credit Facility. The weighted average balance outstanding on our Credit Facility during the three months ended December 31, 2013, was approximately $33.1 million, as compared to $46.0 million in the prior year period, a decrease of 27.9%. Additionally, the decrease in interest expense for the three months ended December 31, 2013, as compared to the prior year period, was due to the January 2013 amendment of our Credit Facility to remove the LIBOR minimum of 1.5% on advances.

The decrease of $0.8 million in net incentive fees earned by the Adviser during the three months ended December 31, 2013, as compared to the prior year period, was due to primarily to the incentive fee waiver in the current period. An incentive fee was earned by the Adviser during the three months ended December 31, 2013; however, the incentive fee was partially waived by the Adviser to ensure distributions to stockholders were covered entirely by net investment income. There was no incentive fee waiver in the prior year period.

The base management fee, incentive fee and associated credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended December 31,
	2013	2012
Average total assets subject to base management fee(A)	$291,200	$286,400
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%

Base management fee(B)	$1,456	$1,432
Credit for fees received by Adviser from the portfolio companies	(333)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(30)	(61)

Net Base Management Fee	$1,093	$1,231

Incentive fee(B)	974	1,215
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(515)	—

Net Incentive Fee	$459	$1,215

Credit for fees received by Adviser from the portfolio companies	(333)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(30)	(61)
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(515)	—

Credit to Fees from Adviser(B)	$(878)	$(201)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statements of Operations.

Realized Losses and Unrealized Appreciation on Investments

Net Realized Losses

For the three months ended December 31, 2013, we recorded a net realized loss on investments of $10.8 million related to the sale of LocalTel.

For the three months ended December 31, 2012, we recorded a net realized loss on investments of $3.0 million, which primarily related to the sale of Viapack, Inc. (“Viapack”) for a realized loss of $2.4 million and the write off of Access Television Network, Inc. (“Access TV”) of $0.9 million. These realized losses were partially offset by the aggregate realized gains of $0.2 million from unamortized discounts from several early payoffs of syndicate investments during the quarter as well as escrowed proceeds received in connection with our exit in fiscal year 2012 of our investment in Newhall Holdings Inc.

Net Unrealized Appreciation

Net unrealized appreciation of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the three months ended December 31, 2013, we recorded net unrealized appreciation of investments in the aggregate amount of $16.9 million, which included the reversal of $10.2 million in cumulative unrealized depreciation related to the sale of LocalTel. Excluding reversals, we had $6.7 million in net unrealized appreciation for the three months ended December 31, 2013. Over our entire portfolio, the net unrealized appreciation (excluding reversals) was comprised of approximately $3.2 million on our debt investments and approximately $3.5 million on our equity investments for the three months ended December 31, 2013.

The net realized losses and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2013, were as follows:

	Three Months Ended December 31, 2013
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
RBC Acquisition Corp.	$—	$3,256	$—	$3,256
GFRC Holdings, LLC	—	1,728	45	1,773
Sunshine Media Holdings	—	1,462	—	1,462
Funko, LLC	—	648	—	648
Saunders & Associates	—	493	—	493
International Junior Golf Training Acquisition Company	—	(251)	—	(251)
Heartland Communications Group	—	(363)	—	(363)
LocalTel, LLC	(10,774)	—	10,218	(556)
Targus Group International, Inc.	—	(793)	—	(793)
Other, net (<$250)	—	556	(122)	434

Total:	$(10,774)	$6,736	$10,141	$6,103

The largest drivers of our net unrealized appreciation (excluding reversals) for the three months ended December 31, 2013, was due to several portfolio companies’ increased financial and operational performance and, to a lesser extent, the increase in certain comparable multiples used for equity valuations during the period, most notably that of RBC Acquisition Corp.

During the three months ended December 31, 2012, we recorded net unrealized appreciation of investments in the aggregate amount of $4.9 million, which included the reversal of $8.0 million in aggregate cumulative unrealized depreciation primarily related to the sale of Viapack and the write off of Access TV. Excluding reversals, we had $3.2 million in net unrealized depreciation for the three months ended December 31, 2012. Over our entire portfolio, the net unrealized depreciation (excluding reversals) consisted of approximately $2.1 million on our debt investments and approximately $1.1 million on our equity investments for the three months ended December 31, 2012.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2012, were as follows:

	Three Months Ended December 31, 2012
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Viapack, Inc.	$(2,407)	$—	$6,660	$4,253
Access Television Network, Inc.	(903)	—	903	—
Westlake Hardware, Inc.	—	—	640	640
International Junior Golf Training Acquisition Company	—	424	—	424
BAS Broadcasting	—	(373)	—	(373)
RBC Acquisition Corp.	—	(415)	—	(415)
Lindmark Acquisition LLC	—	(538)	—	(538)
GFRC Holdings, LLC	—	(590)	—	(590)
Legend Communications of Wyoming LLC	—	(710)	—	(710)
Defiance Integrated Technologies, Inc.	—	(1,197)	—	(1,197)
Other, net (<$250)	262	236	(155)	343

Total:	$(3,048)	$(3,163)	$8,048	$1,837

The largest drivers of our net unrealized appreciation for the three months ended December 31, 2012, were the reversals of cumulative unrealized depreciation on Viapack of $6.7 million, Access TV of $0.9 million and Westlake of $0.6 million, all related to sales, write offs or payoffs during the period. This net unrealized appreciation was partially offset by unrealized depreciation on Defiance Integrated Technologies, Inc. of $1.2 million, Legend Communications of Wyoming, LLC of $0.7 million and GFRC Holdings, LLC of $0.6 million, which were both due primarily to a decline in these portfolio companies’ financial and operational performance during the period.

As of December 31, 2013, the fair value of our investment portfolio was less than its cost basis by approximately $58.5 million, and our entire investment portfolio was valued at 82.9% of cost, as compared to cumulative net unrealized depreciation of $75.4 million and a valuation of our entire portfolio at 77.3% of cost as of September 30, 2013. This decrease quarter over quarter represents net unrealized appreciation of our investments of $16.9 million for the three months ended December 31, 2013. Of our current investment portfolio, 14 portfolio companies originated before December 31, 2007, representing 41.6% of the entire cost basis of our portfolio, were valued at 69.5% of cost and include our one investment on non-accrual status. Our 38 portfolio companies originating after December 31, 2007, representing 58.4% of the entire cost basis of our portfolio, were valued at 92.4% of cost, none of which are on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of December 31, 2013, primarily due to the lingering effects of the recession that began in 2008 and its affect on the performance of certain of our portfolio companies and also because we were invested in certain industries that have been disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

Net unrealized (appreciation) depreciation of other includes the net change in the fair value of our Credit Facility and our interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the three months ended December 31, 2013, we recorded net unrealized appreciation of borrowings of $6 compared to net unrealized depreciation of borrowings of $1.7 million for the three months ended December 31, 2012. Our Credit Facility was fair valued at $47.9 million and $47.1 million as of December 31 and September 30, 2013, respectively. Our interest rate swap was fair valued at $2 and $4 as of December 31 and September 30, 2013, respectively.

Comparison of the Year Ended September 30, 2013 to the Year Ended September 30, 2012

	For the Year Ended September 30,
	2013	2012	$ Change	% Change
INVESTMENT INCOME
Interest income	$33,533	$36,077	$(2,544)	(7.1)%
Other income	2,621	4,245	(1,624)	(38.3)

Total investment income	36,154	40,322	(4,168)	(10.3)

EXPENSES
Base management fee	5,622	6,165	(543)	(8.8)
Incentive fee	4,343	4,691	(348)	(7.4)
Administration fee	647	753	(106)	(14.1)
Interest expense on borrowings	3,182	4,374	(1,192)	(27.3)
Dividend expense on mandatorily redeemable preferred stock	2,744	2,491	253	10.2
Amortization of deferred financing fees	1,211	1,243	(32)	(2.6)
Other expenses	1,540	2,609	(1,069)	(41.0)

Expenses before credits from Adviser	19,289	22,326	(3,037)	(13.6)
Credits to fees from Adviser	(1,521)	(1,048)	(473)	(45.1)

Total expenses net of credits	17,768	21,278	(3,510)	(16.5)

NET INVESTMENT INCOME	18,386	19,044	(658)	(3.5)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(5,231)	(12,819)	7,588	59.2
Net unrealized appreciation (depreciation) of investments	15,673	(11,194)	26,867	NM
Net unrealized depreciation (appreciation) of other	3,391	(3,039)	6,430	NM

Net gain (loss) from investments and other	13,833	(27,052)	40,885	151.1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,219	$(8,008)	$40,227	NM

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.88	$0.91	$(0.03)	(3.3)

Net increase (decrease) in net assets resulting from operations	$1.53	$(0.38)	$1.91	NM

NM = Not Meaningful

Investment Income

Total interest income decreased by 7.1%, which was driven by a decrease of $2.4 million or 6.7% on interest income on our investments in debt securities for the year ended September 30, 2013, as compared to the year ended September 30, 2012. This was primarily due to the increase in early payoffs at par during the year, partially offset by an increase in our weighted average yield on our interest-bearing investment portfolio. The level of interest income on our investments is directly related to the principal balance of our interest-bearing investment portfolio during the year, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2013, was $287.3 million, compared to $317.5 million for the prior year, a decrease of $30.2 million or 9.5%. The weighted average yield on the principal balance of our interest-bearing investments for the year ended September 30, 2013, was 11.6%, as compared to 11.3% for the prior year. The weighted average yield on our portfolio increased during the year ended September 30, 2013, as compared to the prior year, due to the purchase of higher yielding new proprietary investments coupled with the early payoffs of 12 of our syndicated investments, which generally bear lower interest rates than our proprietary investments.

As of September 30, 2013, two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio. As of September 30, 2012, six portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio. During the year ended September 30, 2013, we sold our investments in two portfolio companies that had been on non-accrual status, wrote off our investment in one portfolio company that had been on non-accrual status, and sold substantially all of the assets of one portfolio company that had been on non-accrual status. See “— Overview — Investment Highlights” for more information. There were no portfolio companies that changed from accrual status to non-accrual during the year ended September 30, 2013.

Other income for the years ended September 30, 2013 and 2012, consisted primarily of success fees, which we generally recognize when payment is received. During the year ended September 30, 2013, we received an aggregate of $1.7 million in success fees, which resulted from the early payoffs at par of Westlake for $1.1 million in December 2012 and CMI for $0.6 million in September 2013. In addition, we received prepayment fees in the aggregate of $0.9 million during the year ended September 30, 2013, which resulted from the early payoffs of eight of our syndicate investments at par during the year. During the year ended September 30, 2012, we received an aggregate of $4.0 million in success fees, which resulted from the early payoffs at par of Winchester Electronics (“Winchester”) for $1.2 million, Global Materials Technologies (“GMT”) for $1.1 million, RCS Management Holding Co. (“RCS”) for $0.9 million and Northern Contours, Inc. (“Northern Contours”) for $0.8 million. In addition, we received prepayment fees in the aggregate of $0.2 million during the year ended September 30, 2012, which resulted from the early payoffs of five of our syndicate investments at par during the year.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2013		Year Ended September 30, 2013
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$30,991	12.1%	$2,416	6.7%
Allen Edmonds Shoe Corporation(A)	19,604	7.6	1,717	4.8
Midwest Metal Distribution, Inc.	17,733	6.9	2,240	6.2
Francis Drilling Fluids, Ltd.	14,667	5.7	1,977	5.4
AG Transportation Holdings, LLC(A)	12,984	5.1	1,407	3.9

Subtotal — five largest investments	95,979	37.4	9,757	27.0
Other portfolio companies	160,899	62.6	26,265	72.6
Other non-portfolio company income	—	—	132	0.4

Total investment portfolio	$256,878	100.0%	$36,154	100.0%

	As of September 30, 2012		Year Ended September 30, 2012
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,439	9.3%	$3,193	7.9%
Westlake Hardware, Inc.(B)	19,360	7.1	2,592	6.4
Midwest Metal Distribution, Inc.	17,824	6.5	2,249	5.6
Francis Drilling Fluids, Ltd.(C)	15,385	5.6	750	1.9
CMI Acquisition, LLC(D)	13,766	5.0	2,021	5.0

Subtotal — five largest investments	91,774	33.5	10,805	26.8
Other portfolio companies	182,186	66.5	29,257	72.6
Other non-portfolio company income	—	—	260	0.6

Total investment portfolio	$273,960	100.0%	$40,322	100.0%

(A)	New investment added in December 2012.
(B)	Investment exited in December 2012.
(C)	New investment added in May 2012.
(D)	Investment exited in September 2013.

Operating Expenses

Operating expenses, net of credits from the Adviser, decreased for the year ended September 30, 2013, by $3.5 million, or 16.5%, as compared to the year ended September 30, 2012. This decrease was primarily due to a decrease in interest expense on our Credit Facility, other expenses and incentive fees, partially offset by an increase in dividend expense on our Term Preferred Stock.

Interest expense decreased by $1.2 million for the year ended September 30, 2013, as compared to the prior year, due primarily to decreased borrowings under our Credit Facility, resulting from a net contraction in the size of our portfolio. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2013 was approximately $53.2 million, as compared to $72.2 million in the prior year, a decrease of 26.3%. Additionally, the decrease in interest expense for the year ended September 30, 2013, as compared the prior year, was due to the January 2013 amendment of our Credit Facility to remove the LIBOR minimum of 1.5% on advances.

Other expenses decreased $1.1 million for the year ended September 30, 2013, as compared to the prior year, primarily due to the receipt of certain reimbursable deal expenses in the current year, as well as a decrease in legal expenses incurred in connection with troubled loans during the year ended September 30, 2013, as compared to the year ended September 30, 2012.

The decrease of $1.1 million in net incentive fees earned by the Adviser during the year ended September 30, 2013, as compared to the prior year, was primarily due to the increase in the incentive fee waiver in the current year. Incentive fees were earned by the Adviser during the year ended September 30, 2013 and 2012; however, the incentive fees were partially waived by the Adviser to ensure distributions to stockholders were covered entirely by net investment income during both years.

The base management fee, incentive fee and associated credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying consolidated financial statements and are summarized in the table below:

	Year Ended September 30,
	2013	2012
Average total assets subject to base management fee(A)	$281,100	$308,250
Multiplied by annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	5,622	6,165
Credit for fees received by Adviser from the portfolio companies	(324)	(342)
Fee reduction for the voluntary, irrevocable waiver of 2% fee on senior syndicated loans to 0.5% per annum	(183)	(428)

Net Base Management Fee	$5,115	$5,395

Incentive fee(B)	$4,343	$4,691
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(1,014)	(278)

Net Incentive Fee	$3,329	$4,413

Credit for fees received by Adviser from the portfolio companies	$(324)	$(342)
Fee reduction for the voluntary, irrevocable waiver of 2% fee on senior syndicated loans to 0.5% per annum	(183)	(428)
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(1,014)	(278)

Credits to Fees from Adviser(B)	$(1,521)	$(1,048)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, in total, as a line item on our accompanying consolidated statement of operations located elsewhere in this prospectus.

Realized Loss and Unrealized Appreciation (Depreciation) on Investments

Realized Losses

For the year ended September 30, 2013, we recorded a net realized loss on investments of $5.2 million, which primarily consisted of realized losses of $2.9 million related to the sale of KCH, $2.4 million related to the sale of Viapack and $0.9 million related to the write off of Access TV. These realized losses were partially offset by realized gains of $1.0 million, which consisted of a combined $0.5 million of escrowed proceeds and tax refunds received in connection with exits on two investments in fiscal year 2012 and an aggregate of $0.5 million of unamortized discounts related to the early payoffs at par of 12 syndicated investments during the year.

For the year ended September 30, 2012, we recorded a net realized loss on investments of $12.8 million, which primarily consisted of realized losses of $7.4 million related to the sale of Newhall Holdings Inc. (“Newhall”), $1.0 million related to the restructure of KMBQ Corporation (“KMBQ”), $1.8 million related to the sale of BERTL, Inc. (“BERTL”) and $3.2 million related to the sale of U.S. Healthcare (“USHC”). These realized losses were partially offset by realized gains of $0.5 million, which consisted of a combined $0.2 million of escrowed proceeds received in connection with exits on two investments in each of fiscal year 2012 and 2010 and an aggregate of $0.3 million of unamortized discounts related to the early payoffs at par of 8 syndicated investments during the year.

Net Unrealized Appreciation (Depreciation)

Net unrealized appreciation (depreciation) of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2013, we recorded net unrealized appreciation of investments in the aggregate amount of $15.7 million, which included the reversal of an aggregate of $26.0 million in combined unrealized depreciation primarily related to the repayment of principal in full at par on Lindmark, the sales of Viapack and KCH, and the write off of Access TV. Excluding reversals, we recorded $10.4 million in net unrealized depreciation for the year ended September 30, 2013. Over our entire portfolio, the net unrealized depreciation (excluding reversals) consisted of approximately $5.3 million of depreciation on our debt investments and approximately $5.1 million of depreciation on our equity investments for the year ended September 30, 2013.

The net realized (losses) gains and unrealized (depreciation) appreciation across our investments for the year ended September 30, 2013, were as follows:

	Year Ended September 30, 2013
Portfolio Company	Realized (Loss) Gain	Unrealized (Depreciation) Appreciation	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Lindmark Acquisition, LLC	$—	$(224)	$14,006	$13,782
Viapack, Inc.	(2,407)	—	6,660	4,253
RBC Acquisition Corp.	—	2,159	—	2,159
Sunshine Media Holdings	—	1,632	—	1,632
Westlake Hardware, Inc.	—	—	640	640
GFRC Holdings, LLC	—	572	—	572
North American Aircraft Services LLC	—	505	8	513
CMI Acquisition, LLC	—	(927)	1,426	499
Kansas Cable Holdings, Inc.	(2,906)	401	2,922	417
Funko	—	396	—	396
FedCap Partners, LLC	—	384	—	384
Allison Publications, LLC	—	265	—	265
Access Television Network, Inc.	(872)	—	903	31
Saunders & Associates	—	(296)	—	(296)
WP Evenflo Group Holdings, Inc.	—	(443)	3	(440)
Francis Drilling Fluids, Ltd.	—	(718)	—	(718)
Westland Technologies, Inc.	—	(825)	—	(825)
Targus Group International, Inc.	—	(881)		(881)
Heartland Communications Group	—	(951)	—	(951)
AG Transportation Holdings, LLC	—	(1,078)	—	(1,078)
Precision Acquisition Group Holdings, Inc.	—	(1,193)	—	(1,193)
LocalTel, LLC	—	(1,209)	—	(1,209)
BAS Broadcasting	—	(1,493)	—	(1,493)
Legend Communications of Wyoming, LLC	—	(1,557)	—	(1,557)
Sunburst Media — Louisiana, LLC	—	(1,650)	—	(1,650)
Midwest Metal Distribution, Inc.	—	(2,101)	—	(2,101)
Defiance Integrated Technologies, Inc.	—	(2,246)	—	(2,246)
Other, net (<$250)	954	1,123	(540)	1,537

Total:	$(5,231)	$(10,355)	$26,028	$10,442

The largest driver of our net unrealized appreciation for the year ended September 30, 2013, was the reversal of unrealized depreciation on Lindmark of $14.0 million, due to the repayment of principal in full at par on the outstanding debt. Additionally there were reversals of unrealized depreciation of $6.7 million on Viapack and $2.9 million on KCH, each of which were related to our exits in these companies during the year. Excluding reversals, there was unrealized appreciation on Reliable of $2.2 million and Sunshine Media Holdings (“Sunshine”) of $1.6 million during the year ended September 30, 2013, due to an incremental improvement in the financial and operational performance of these portfolio companies. This appreciation was partially offset by unrealized depreciation of $2.2 million on Defiance Integrated Technologies, Inc. (“Defiance”) and $2.1 million on Midwest Metal, due to a decline in these portfolio companies’ financial and operation performance.

During the year ended September 30, 2012, we recorded net unrealized depreciation of investments in the aggregate amount of $11.2 million, which included the reversal of an aggregate of $17.0 million in combined unrealized depreciation primarily related to the sales of Newhall, USHC and BERTL and the restructure of KMBQ. Excluding reversals, we recorded $28.2 million in net unrealized depreciation for the year ended September 30, 2012. Over our entire portfolio, the net unrealized depreciation consisted of approximately $21.8 million on our debt investments and approximately $6.4 million of depreciation on our equity investments for the year ended September 30, 2012.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2012, were as follows:

	Year Ended September 30, 2012
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation	Net Gain (Loss)
Newhall Holdings, Inc.	$(7,327)	$—	$9,978	$2,651
FedCap Partners, LLC	—	1,010	—	1,010
Midwest Metal Distribution, Inc.	—	630	—	630
Mood Media Corporation	—	622	—	622
Northern Contours, Inc.	—	—	444	444
Global Materials Technologies, Inc.	—	422	—	422
Vision Solutions, Inc.	—	374	—	374
Keypoint Government Solutions, Inc.	—	271	—	271
Allison Publications, LLC	—	264	—	264
RCS Management Holding Company	—	(81)	306	225
KMBQ Corporation	(1,044)	—	1,135	91
US Healthcare Communications, LLC	(3,173)	—	3,189	16
BERTL, Inc.	(1,771)	(4)	1,782	7
CMI Acquisitions, LLC	—	(571)	—	(571)
Francis Drilling Fluids, Ltd.	—	(614)	—	(614)
Kansas Cable Holdings, Inc.	—	(658)	—	(658)
LocalTel, LLC	—	(962)	—	(962)
Precision Acquisition Group Holdings, Inc.	—	(1,078)	—	(1,078)
Saunders & Associates	—	(1,150)	—	(1,150)
Reliable Pharmaceutical Holdings, Inc.	—	(1,344)	—	(1,344)
International Junior Golf Training Acquisition Company	—	(1,415)	—	(1,415)
Sunburst Media — Louisiana, LLC	—	(1,612)	—	(1,612)
Lindmark Acquisition, LLC	—	(1,739)	—	(1,739)
Viapack, Inc.	—	(1,760)	—	(1,760)
Defiance Integrated Technologies, Inc.	—	(3,422)	—	(3,422)
GFRC Holdings, LLC	—	(3,845)	—	(3,845)
BAS Broadcasting	—	(4,367)	—	(4,367)
Sunshine Media Holdings	—	(7,847)	—	(7,847)
Other, net (<$250)	496	682	166	1,344

Total:	$(12,819)	$(28,194)	$17,000	$(24,013)

The largest drivers of our net unrealized depreciation for the year ended September 30, 2012, were the unrealized depreciation of Sunshine of $7.8 million, BAS Broadcasting (“BAS”) of $4.4 million, GFRC Holdings, LLC (“GFRC”) of $3.8 million and Defiance of $3.4 million, all primarily due to a decline in the financial and operational performance of these portfolio companies. Of note, Sunshine was put on non-accrual status during the year ended September 30, 2012.

As of September 30, 2013, the fair value of our investment portfolio was less than its cost basis by approximately $75.4 million and our entire investment portfolio was valued at 77.3% of cost, as compared to cumulative net unrealized depreciation of $91.1 million and a valuation of our entire portfolio at 75.0% of cost as of September 30, 2012. This decrease year over year in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $15.7 million for the year ended September 30, 2013. Of our current investment portfolio, 16 portfolio companies originated before December 31, 2007, which represented 46.5% of the entire cost basis of our portfolio, were valued at 61.5% of cost and included our two investments that were on non-accrual status. Our 31 portfolio companies that originated after December 31, 2007, representing 53.5% of the entire cost basis of our portfolio, were valued at 91.0% of cost and none of which were on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of September 30, 2013, primarily due to the lingering effects of the recession that began in 2008 and its affect on the performance of certain of our portfolio companies and also because we were invested in certain industries that have been disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized Depreciation (Appreciation) of Other

Net unrealized depreciation (appreciation) of other includes the net change in the fair value of our Credit Facility and our interest rate swap during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2013, we recorded a net unrealized depreciation of other of $3.4 million, compared to a net unrealized appreciation of $3.0 million for the year ended September 30, 2012. Our Credit Facility was fair valued at $47.1 million and $62.5 million as of September 30, 2013 and 2012, respectively. The interest rate swap was fair valued at $4 as of September 30, 2013 and there was no interest rate swap outstanding during the year ended September 30, 2012.

Comparison of the Year Ended September 30, 2012 to the Year Ended September 30, 2011

	For the Year Ended September 30,
	2012	2011	$ Change	%Change
INVESTMENT INCOME
Interest income	$36,077	$33,068	$3,009	9.1%
Other income	4,245	2,143	2,102	98.1

Total investment income	40,322	35,211	5,111	14.5

EXPENSES
Base management fee	6,165	5,731	434	7.6
Incentive fee	4,691	4,598	93	2.0
Administration fee	753	729	24	3.3
Interest expense on borrowings	4,374	2,676	1,698	63.5
Dividend expense on mandatorily redeemable preferred stock	2,491	—	2,491	100.0
Amortization of deferred financing fees	1,243	1,420	(177)	(12.5)
Other expenses	2,609	2,288	321	14.0

Expenses before credits from Adviser	22,326	17,442	4,884	28.0
Credits to fees from Adviser	(1,048)	(643)	(405)	(63.0)

Total expenses net of credits	21,278	16,799	4,479	26.7

NET INVESTMENT INCOME	19,044	18,412	632	3.4

REALIZED AND UNREALIZED LOSS
Net realized loss on investments	(12,819)	(1,280)	(11,539)	(901.5)
Net unrealized depreciation of investments	(11,194)	(38,759)	27,565	71.1
Net unrealized (appreciation) depreciation of borrowings	(3,039)	528	(3,567)	NM

Net loss from investments and borrowings	(27,052)	(39,511)	12,459	31.5

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,008)	$(21,099)	$13,091	62.0

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.91	$0.88	$0.03	3.4

Net decrease in net assets resulting from operations	$(0.38)	$(1.00)	$0.62	62.0

NM = Not Meaningful

Investment Income

Total interest income increased by 9.1%, which was driven by an increase of $3.2 million, or 9.7% on interest income on our investments in debt securities, for the year ended September 30, 2012, as compared to the year ended September 30, 2011. This was primarily due to the increased investment activity during the second half of fiscal year 2011, offset by several early payoffs of investments in 2012 and a slight decrease in our weighted average yield in 2012, as compared to 2011. The increase in investment activity in 2011 was primarily in syndicated investments. The level of interest income on investments is directly related to the principal balance of our interest-bearing investment portfolio during the year, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2012, was $317.5 million, compared to $291.2 million for the prior year, an increase of $26.3 million or 9.0%. The weighted average yield on the principal balance of our interest-bearing investments for the year ended September 30, 2012, was 11.3%, as compared to 11.2% for the prior year. The weighted average yield on our portfolio increased slightly during the year ended September 30, 2012, as compared to the prior year, due to the early payoffs of several syndicated investments.

As of September 30, 2012, six portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio. As of September 30, 2011, eight portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $41.1 million, or 11.0% of the cost basis of all debt investments in our portfolio. During the year ended September 30, 2012, we sold our investments in two portfolio companies that had been on non-accrual status. There were no new non-accruals added during the year ended September 30, 2012.

Other income for the years ended September 30, 2012 and 2011, consisted primarily of success fees, which we generally recognize when payment is received. During the year ended September 30, 2012, we received an aggregate of $4.0 million in success fees, which resulted from the early payoffs at par of Winchester for $1.2 million, GMT for $1.1 million, RCS for $0.9 million and Northern Contours for $0.8 million. In addition, we received prepayment fees in the aggregate of $0.2 million during the year ended September 30, 2012, which resulted from the early payoffs of five of our syndicate investments at par during the year.

During the year ended September 30, 2011, we received an aggregate of $1.0 million of success fees, which resulted from the early payoffs at par of Interfilm Holdings, Inc. (“Interfilm”) for $0.1 million and Pinnacle Treatment Centers, Inc. (“Pinnacle”) for $0.5 million and also a prepaid success fee of $0.4 million from Westlake. In addition, we received an aggregate of $1.0 million from two legal settlements related to portfolio companies, which was recorded in other income during the year ended September 30, 2011.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2012		Year Ended September 30, 2012
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,439	9.3%	$3,193	7.9%
Westlake Hardware, Inc.(A)	19,360	7.1	2,592	6.4
Midwest Metal Distribution, Inc.	17,824	6.5	2,249	5.6
Francis Drilling Fluids, Ltd.(B)	15,385	5.6	750	1.9
CMI Acquisition, LLC(C)	13,766	5.0	2,021	5.0

Subtotal — five largest investments	91,774	33.5	10,805	26.8
Other portfolio companies	182,186	66.5	29,257	72.6
Other non-portfolio company income	—	—	260	0.6

Total investment portfolio	$273,960	100.0%	$40,322	100.0%

	As of September 30, 2011		Year Ended September 30, 2011
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Reliable Biopharmaceutical Holdings, Inc.	$25,295	8.3%	$3,090	8.8%
Westlake Hardware, Inc.(A)	19,340	6.4	2,935	8.3
Midwest Metal Distribution, Inc.	17,184	5.7	2,242	6.4
Defiance Integrated Technologies, Inc.	15,039	5.0	888	2.5
CMI Acquisition, LLC(C)	14,336	4.7	1,038	3.0

Subtotal — five largest investments	91,194	30.1	10,193	29.0
Other portfolio companies	211,753	69.9	24,586	69.8
Other non-portfolio company income	—	—	432	1.2

Total investment portfolio	$302,947	100.0%	$35,211	100.0%

(A)	Investment exited in December 2012.

(B)	New investment added in May 2012.
(C)	Investment exited in September 2013.

Operating Expenses

Operating expenses, net of credits from the Adviser, increased for the year ended September 30, 2012, by $4.5 million, or 26.7%, as compared to the year ended September 30, 2011. This increase was primarily due to increases in dividend expense on our Term Preferred Stock, interest expense on our Credit Facility and other expenses, partially offset by the decrease in the net incentive fees.

During the year ended September 30, 2012, we paid $2.5 million of dividends on our Term Preferred Stock. We classify these dividends as dividend expense on our accompanying consolidated statements of operations. There was no preferred stock dividends paid in the year ended September 30, 2011, as our Term Preferred Stock offering occurred in November 2011.

Interest expense increased by $1.7 million for the year ended September 30, 2012, as compared to the prior year, due primarily to increased borrowings under our Credit Facility to facilitate the increased investment activity during the year. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2012, was approximately $72.2 million, as compared to $49.2 million in the prior year, an increase of 46.7%.

Other expenses increased by $0.3 million during the year ended September 30, 2012, as compared to the prior year, primarily due to expenses of $0.2 million being recognized for the termination of an equity distribution agreement, discussed in detail under “— Liquidity and Capital Resources — Equity” further below and also due to increases in bad debt expense related to receivables from certain portfolio companies.

The decrease of $0.2 million in net incentive fees earned by the Adviser during the years ended September 30, 2012, as compared to the prior year, was due primarily to the increase in the incentive fee waiver in the 2012 fiscal year. Incentive fees were earned by the Adviser during the years ended September 30, 2013 and 2012; however, the incentive fees were partially waived by the Adviser to ensure distributions to stockholders were covered entirely by net investment income during both years.

The base management fee, incentive fee and associated credits are computed quarterly as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying consolidated financial statements and are summarized in the table below:

	Year Ended September 30,
	2012	2011
Average total assets subject to base management fee(A)	$308,250	$286,550
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee(B)	6,165	5,731
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(428)	(383)
Credit for fees received by Adviser from the portfolio companies	(342)	(239)

Net Base Management Fee	$5,395	$5,109

Incentive fee(B)	$4,691	$4,598
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(278)	(21)

Net Incentive Fee	$4,413	$4,577

Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	$(428)	$(383)
Credit for fees received by Adviser from portfolio companies	(342)	(239)
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(278)	(21)

Credits to Fees from Adviser(B)	$(1,048)	$(643)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, in total, as a line item on our accompanying consolidated statement of operations located elsewhere in this prospectus.

Realized Loss and Unrealized Depreciation on Investments

Realized Losses

For the year ended September 30, 2012, we recorded a net realized loss on investments of $12.8 million, which primarily consisted of realized losses of $7.4 million related to the sale of Newhall, $1.0 million related to the restructure of KMBQ, $1.8 million related to the sale of BERTL and $3.2 million related to the sale of USHC. These realized losses were partially offset by realized gains of $0.5 million, which consisted of a combined $0.2 million of escrowed proceeds received in connection with exits on two investments in each of fiscal year 2012 and 2010 and an aggregate of $0.3 million of unamortized discounts related to the early payoffs at par of eight syndicated investments during the year.

For the year ended September 30, 2011, we recorded a net realized loss on investments of $1.3 million, which related primarily to the realized loss on the restructuring of our loans to SCI Cable, Inc. (“SCI”), which resulted in a new Control portfolio company, KCH.

Net Unrealized Depreciation

Net unrealized depreciation of investments is the net change in the fair value of our investment portfolio during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended September 30, 2012, we recorded net unrealized depreciation of investments in the aggregate amount of $11.2 million, which included the reversal of an aggregate of $17.0 million in combined unrealized depreciation primarily related to the sales of Newhall, USHC and BERTL and the restructure of KMBQ. Excluding reversals, we recorded $28.2 million in net unrealized depreciation for the year ended September 30, 2012. Over our entire portfolio, the net unrealized depreciation consisted of approximately $21.8 million on our debt investments and approximately $6.4 million of depreciation on our equity investments for the year ended September 30, 2012.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2012, were as follows:

	Year Ended September 30, 2012
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation	Net Gain (Loss)
Newhall Holdings, Inc.	$(7,327)	$—	$9,978	$2,651
FedCap Partners, LLC	—	1,010	—	1,010
Midwest Metal Distribution, Inc.	—	630	—	630
Mood Media Corporation	—	622	—	622
Northern Contours, Inc.	—	—	444	444
Global Materials Technologies, Inc.	—	422	—	422
Vision Solutions, Inc.	—	374	—	374
Keypoint Government Solutions, Inc.	—	271	—	271
Allison Publications, LLC	—	264	—	264
RCS Management Holding Company	—	(81)	306	225
KMBQ Corporation	(1,044)	—	1,135	91
US Healthcare Communications, LLC	(3,173)	—	3,189	16
BERTL, Inc.	(1,771)	(4)	1,782	7
CMI Acquisitions, LLC	—	(571)	—	(571)
Francis Drilling Fluids, Ltd.	—	(614)	—	(614)
Kansas Cable Holdings, Inc.	—	(658)	—	(658)
LocalTel, LLC	—	(962)	—	(962)
Precision Acquisition Group Holdings, Inc.	—	(1,078)	—	(1,078)
Saunders & Associates	—	(1,150)	—	(1,150)
Reliable Pharmaceutical Holdings, Inc.	—	(1,344)	—	(1,344)
International Junior Golf Training Acquisition Company	—	(1,415)	—	(1,415)
Sunburst Media — Louisiana, LLC	—	(1,612)	—	(1,612)
Lindmark Acquisition, LLC	—	(1,739)	—	(1,739)
Viapack, Inc.	—	(1,760)	—	(1,760)
Defiance Integrated Technologies, Inc.	—	(3,422)	—	(3,422)
GFRC Holdings, LLC	—	(3,845)	—	(3,845)
BAS Broadcasting	—	(4,367)	—	(4,367)
Sunshine Media Holdings	—	(7,847)	—	(7,847)
Other, net (<$250)	496	682	166	1,344

Total:	$(12,819)	$(28,194)	$17,000	$(24,013)

The largest drivers of our net unrealized depreciation for the year ended September 30, 2012, were the unrealized depreciation of Sunshine of $7.8 million, BAS of $4.4 million, GFRC of $3.8 million and Defiance of $3.4 million, all primarily due to a decline in the financial and operational performance of these portfolio companies. Of note, Sunshine was placed on non-accrual status during the year ended September 30, 2012.

During the year ended September 30, 2011, we recorded net unrealized depreciation of investments in the aggregate amount of $38.8 million, which included the reversal of $4.0 million related to the restructure of SCI.

Excluding reversals, we recorded $42.7 million in net unrealized depreciation for the year ended September 30, 2011. Over our entire portfolio, the net unrealized depreciation was comprised of approximately $46.0 million in depreciation on our debt investments and approximately $3.3 million in appreciation on our equity investments for the year ended September 30, 2011.

The net realized (losses) gains and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2011, were as follows:

	Year Ended September 30, 2011
Portfolio Company	Realized (Loss) Gain	Net Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$5,992	$—	$5,992
Midwest Metal Distribution, Inc.	—	1,637	—	1,637
SCI Cable, Inc.	(1,283)	(785)	3,676	1,608
KMBQ Corporation	—	738	—	738
Puerto Rico Cable Acquisition Company, Inc.	(16)	—	732	716
WP Evenflo Group Holdings, Inc.	—	485	—	485
Airvana Network Solutions, Inc.	177	267	(216)	228
Westlake Hardware, Inc.	—	(280)	—	(280)
Vision Solutions, Inc.	—	(355)	—	(355)
BAS Broadcasting	—	(411)	—	(411)
LocalTel, LLC	—	(479)	—	(479)
Mood Media Corporation	—	(553)	—	(553)
International Junior Golf Training Acquisition Company	—	(666)	—	(666)
Access Television Network, Inc.	—	(704)	—	(704)
Sunburst Media — Louisiana, LLC	—	(847)	—	(847)
Heartland Communications Group	—	(871)	—	(871)
Legend Communications of Wyoming LLC	—	(975)	—	(975)
GFRC Holdings LLC	—	(1,668)	—	(1,668)
Kansas Cable Holdings, Inc.	—	(2,665)	—	(2,665)
Lindmark Acquisition, LLC	—	(4,547)	—	(4,547)
Viapack, Inc.	—	(4,882)	—	(4,882)
Newhall Holdings, Inc.	—	(9,339)	—	(9,339)
Sunshine Media Holdings	(158)	(21,237)	—	(21,395)
Other, net (<$250)	—	(583)	(223)	(806)

Total:	$(1,280)	$(42,728)	$3,969	$(40,039)

The largest driver of our net unrealized depreciation for the year ended September 30, 2011, was the notable depreciation in Sunshine, which was primarily due to a decline in its financial and operational performance. During the quarter ended March 31, 2011, we restructured our investment in Sunshine and took a controlling position. In addition, there was unrealized depreciation on Newhall of $9.3 million, Viapack of $4.9 million and Lindmark of $4.5 million, all primarily due to a decline in the financial and operational performance of these portfolio companies during the year ended September 30, 2011. Partially offsetting the unrealized depreciation was the unrealized appreciation of $6.0 million on Defiance, which resulted from an improvement in portfolio company performance and in certain comparable multiples. Of note, subsequent to September 30, 2011, Newhall and Viapack were sold and substantially all of Lindmark’s assets were sold and its debt outstanding at the time was repaid in full at par.

As of September 30, 2012, the fair value of our investment portfolio was less than its cost basis by approximately $91.1 million, and our entire investment portfolio was valued at 75.0% of cost, as compared to cumulative net unrealized depreciation of $79.9 million and a valuation of our entire portfolio at 79.1% of cost as of September 30, 2011. This increase year over year in the cumulative unrealized depreciation on investments represents net unrealized depreciation of $11.2 million for the year ended September 30, 2012. Of the investment portfolio as of September 30, 2012, 21 portfolio companies originated before December 31, 2007, which represented 57.7% of the entire cost basis of the portfolio, were valued at 61.9% of cost and included the six investments that were on non-accrual status. Of the investment portfolio as of September 30, 2012, 29 portfolio companies that originated after December 31, 2007, representing 42.3% of the entire cost basis of our portfolio, were valued at 93.0% of cost and none of which were on non-accrual status.

We believe that our aggregate investment portfolio was valued at a depreciated value as of September 30, 2012, primarily due to the lingering effects of the recession that began in 2008 and its affect on the performance of certain of our portfolio companies and also because we were invested in certain industries that have been disproportionately impacted by the recession. The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Borrowings

Net unrealized (appreciation) depreciation of borrowings is the net change in the fair value of our Credit Facility during the year, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended September 30, 2012, we recorded a net unrealized appreciation of borrowings of $3.0 million compared to $0.5 million of net unrealized depreciation for the year ended September 30, 2011. Our Credit Facility was fair valued at $62.5 million and $100.0 million as of September 30, 2012 and September 30, 2011, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities is primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as cash proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash used in operating activities during the three months ended December 31, 2013, was $1.2 million, as compared to net cash provided by operating activities of $8.9 for the three months ended December 31, 2012. The decrease was primarily due to a decrease in principal repayments during the three months ended December 31, 2013.

As of December 31, 2013, we had loans to, syndicated participations in and/or equity investments in 52 private companies with an aggregate cost basis of approximately $341.7 million. As of December 31, 2012, we had loans to, syndicated participations in and/or equity investments in 48 private companies with an aggregate cost basis of approximately $356.7 million.

The following table summarizes our total portfolio investment activity during the three months ended December 31, 2013 and 2012 at fair value:

	Three Months Ended December 31,
	2013	2012
Beginning investment portfolio at fair value	$256,878	$273,960
New investments	44,111	50,227
Disbursements to existing portfolio companies	770	1,591
Scheduled principal repayments	(930)	(1,672)
Unscheduled principal repayments	(23,737)	(48,924)
Proceeds from sales	—	(5,918)
Net unrealized appreciation (depreciation)	6,736	(3,163)
Reversal of prior period depreciation on realization	10,141	8,048
Net realized loss	(10,732)	(3,162)
Increase in investment balance due to PIK(A)	53	—
Net change in premiums, discounts and amortization	(84)	(474)

Investment Portfolio at Fair Value	$283,206	$270,513

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2013:

For the Fiscal Year Ending September 30:		Amount
For the remaining nine months ending September 30:	2014	$58,916
	2015	44,603
	2016	75,747
	2017	16,657
	2018	46,145
	Thereafter	77,458

	Total contractual repayments	$319,526
	Equity investments	23,224
	Adjustments to cost basis on debt investments	(1,033)

	Total Cost Basis of Investments Held at December 31, 2013:	$341,717

Net cash provided by operating activities for the year ended September 30, 2013, was $32.1 million as compared to $26.2 million for the year ended September 30, 2012. The increase in cash from operating activities was primarily due to the increase in repayments on investments, partially offset by an increase in purchases of investments during the year ended September 30, 2013. For the year ended September 30, 2011, net cash used in operating activities was $68.4 million, which was primarily driven by increased new investment activity during fiscal year 2011.

As of September 30, 2013, we had loans to, syndicated participations in and/or equity investments in 47 private companies, with an aggregate cost basis of approximately $332.3 million. As of September 30, 2012, we had loans to, syndicated participations in and/or equity investments in 50 private companies, with an aggregate cost basis of approximately $365.0 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2013 and 2012:

	Year Ended September 30,
	2013	2012
Beginning investment portfolio at fair value	$273,960	$302,947
New investments	80,418	45,050
Disbursements to existing portfolio companies	9,739	23,891
Scheduled principal repayments	(7,369)	(7,149)
Unscheduled principal repayments	(103,122)	(60,221)
Proceeds from sales	(6,557)	(6,487)
Net unrealized depreciation	(10,355)	(28,194)
Reversal of prior periods’ net depreciation on realization	26,028	17,000
Net realized loss	(5,753)	(12,998)
Increase in investment balance due to PIK interest(A)	234	—
Net change in premiums, discounts and amortization	(345)	121

Ending Investment Portfolio at Fair Value	$256,878	$273,960

(A)	PIK interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by year, assuming no voluntary prepayments, at September 30, 2013.

Year Ending September 30,	Amount
2014	$72,305
2015	44,860
2016	95,288
2017	18,657
2018	45,713
Thereafter	37,779

Total Contractual Repayments	$314,602
Equity Investments	18,613
Adjustments to cost basis on debt investments	(949)

Total Cost Basis of Investments Held at September 30, 2013:	$332,266

Financing Activities

Net cash used in financing activities for the three months ended December 31, 2013 and 2012, was $3.6 and $7.4 million, respectively, and consisted primarily of distributions to common stockholders of $4.4 million during each period and net repayments on our Credit Facility of $3.0 million during the three months ended December 31, 2012.

Net cash used in financing activities for the year ended September 30, 2013 was $28.1 million and consisted primarily of distributions to common stockholders of $17.6 million and net repayments on our Credit Facility of $11.9 million.

Net cash used in financing activities for the year ended September 30, 2012 was $22.8 million and consisted primarily of net repayments on our Credit Facility of $40.6 million and distributions to common stockholders of $17.7 million. These financing activities were partially offset by proceeds from the issuance of our Term Preferred Stock of $38.5 million in November 2011.

Net cash provided by financing activities for the year ended September 30, 2011 was $67.4 million and primarily consisted of net borrowings on our Credit Facility of $82.6 million, partially offset by distributions to common stockholders of $17.7 million.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, the covenants in our Credit Facility generally restrict the amount of distributions to stockholders that we can pay out to be no greater than our net investment income in each fiscal year. In accordance with these requirements, we declared and paid monthly cash distributions of $0.07 per common share for each month during the years ended September 30, 2013, 2012 and 2011, which totaled an aggregate of $17.6 million, $17.7 million and $17.7 million, respectively. In October 2013, our Board of Directors declared a monthly distribution of $0.07 per common share for each of October, November and December 2013. In January 2014, our Board of Directors declared a monthly distribution of $0.07 per common share for each of January, February and March 2014. Our Board of Directors declared these distributions to our stockholders based on our estimates of net investment income for the fiscal year ending September 30, 2014. As of February 14, 2014, we have paid 124 consecutive monthly cash distributions and prior to that, we paid 8 consecutive quarterly cash distributions.

For each of the years ended September 30, 2013 and 2012, common stockholder distributions declared and paid exceeded our current and accumulated earnings and profits (after taking into account our Term Preferred Stock dividends), which resulted in a partial return of capital of approximately $1.3 million and $1.5 million, respectively. The returns of capital resulted primarily from accounting principles generally accepted in the U.S. (“GAAP”) realized losses being recognized as ordinary losses for federal income tax purposes in each of those fiscal years. Our accumulated earnings and profits exceeded common stockholder distributions declared and paid for the year ended September 30, 2011, and we therefore elected to treat $0.7 million of common distributions paid in fiscal year 2011 as having been paid in fiscal year 2012. The federal income tax characterization of the common distributions declared and paid to our stockholders for our fiscal year ending September 30, 2014 will be determined at our fiscal year end and cannot be determined at this time.

Preferred Stock Distributions

We also declared and paid monthly cash distributions of $0.1484375 per share of Term Preferred Stock for each month during the year ended September 30, 2013, which totaled an aggregate of $2.7 million and for each of the three months from October 2013 through December 2013, which totaled an aggregate of $0.7 million. In January 2014, our Board of Directors declared a monthly distribution of $0.1484375 per share of Term Preferred Stock for each of January, February and March 2014. During the year ended September 30, 2012, we declared and paid monthly cash distributions of $0.1484375 per share of Term Preferred Stock for a prorated period in November 2011 and for each month from December 2011 through September 2012, which totaled an aggregate of $2.5 million. In accordance with GAAP, we treat these monthly distributions to preferred stockholders as an operating expense. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Dividend Reinvestment Plan

We offer a dividend reinvestment plan for our common and preferred stockholders through our transfer agent, Computershare, Inc. This is an “opt in” dividend reinvestment plan, meaning that common and preferred stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Common and preferred stockholders who do not so elect will receive their dividends in cash. Common and preferred stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The stockholders will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the stockholder’s account.

Equity

Registration Statement

On November 29, 2012, we filed our Registration Statement on Form N-2 (File No. 333-185191) that was amended on January 17, 2013, and which the SEC declared effective on January 18, 2013. We filed a post-effective amendment to such Registration Statement on December 23, 2013, which has not yet been declared effective. Our Registration Statement, of which this prospectus is a part, is a universal shelf registration statement and permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of such securities. We have not issued any securities to date under our Registration Statement.

Common Stock

On May 17, 2010, we and the Adviser entered into an equity distribution agreement (the “Agreement”) with BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Agent”), under which we could, from time to time, issue and sell through the Agent, as sales agent, up to 2.0 million shares of our common stock, par value $0.001 per share. In October 2012, we terminated this agreement. No shares were ever issued pursuant to this Agreement. Prepaid costs of $0.2 million related to the origination of this Agreement were expensed in the three months ended September 30, 2012.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below NAV, as it has consistently over the last four years, the 1940 Act restricts our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our then current NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. As of December 31, 2013, our NAV per common share was $10.10 and as of February13, 2014 our closing market price was $9.88 per common share. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or a rights offering to existing common stockholders.

At our annual meeting of stockholders held on February 13, 2014, our stockholders approved a proposal that authorizes us to sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale. We have not issued any common stock since February 2008 and have never issued common stock below the then current NAV per common share.

Term Preferred Stock

Pursuant to our prior registration statement, in November 2011, we completed an offering of 1.5 million shares of Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us were approximately $36.4 million and were used to repay a portion of outstanding borrowings under our Credit

Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as an asset in accordance with GAAP and amortized over the redemption period ending December 31, 2016. No preferred stock had been issued prior to this issuance and we have not issued any additional preferred stock since November 2011.

Our Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.7 million per year). We are required to redeem all of our outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Term Preferred Stock has a preference over our common stock with respect to these dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on our Term Preferred Stock have been paid in full. In addition, the two other potential redemption triggers for our Term Preferred Stock are as follows: (1) if we fail to maintain an asset coverage ratio (as calculated under Section 18(h) of the 1940 Act) of at least 200%, we are required to redeem a portion of our outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger; and (2) at our sole option, at any time on or after December 31, 2012. No redemptions of our outstanding Term Preferred Stock have been made to date.

Our Term Preferred Stock has been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks. In addition, our Term Preferred Stock is not convertible into our common stock or any other security. Our Term Preferred Stock is currently traded on the NASDAQ with a trading symbol of “GLADP.”

Revolving Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 6 to the fourth amended and restated credit agreement (our “Credit Facility”) to extend the revolving period end date for one year to January 19, 2016. Our $137.0 million revolving Credit Facility was arranged by Key Equipment Finance Inc. (“Key Equipment”) as administrative agent. Keybank National Association (“Keybank”), Branch Banking and Trust Company and ING Capital LLC also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded from $137.0 to a maximum of $237.0 million through the addition of other committed lenders to the facility. The interest rates on advances under our Credit Facility generally bear interest at a 30-day LIBOR plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016. We incurred fees of $0.7 million in April 2013 in connection with this amendment, which are being amortized through the revolving period end date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of this amendment.

Prior to the April 26, 2013 amendment, on January 29, 2013, we, through Business Loan, amended our Credit Facility to remove the LIBOR minimum of 1.5% on advances. In addition, on January 19, 2012, we, through Business Loan, amended our Credit Facility to extend the then current revolving period end date of our revolving line of credit from March 15, 2012 to January 19, 2015, which has subsequently been amended to January 19, 2016, as described above. We incurred fees of $0.6 million in January 2013 and $1.5 million in January 2012 in connection with these amendments, which are being amortized through the revolving period end date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of these amendments.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, who also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies. Our Credit Facility also generally limits payments of distributions to our stockholders to aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015, and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a required minimum number of 20 obligors in the borrowing base of our Credit Facility. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of September 30, 2013, (ii) asset coverage with respect to Senior Securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2013, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.5 million, an asset coverage of 341.0% and an active status as a BDC and RIC. In addition, we had 31 obligors in the borrowing base of our Credit Facility as of December 31, 2013. As of December 31, 2013, we were in compliance with all of our Credit Facility covenants.

On July 15, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with Keybank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit pursuant to the terms of our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement. As of December 31 and September 30, 2013, the fair value of our interest rate cap agreement was $2 and $4, respectively.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of December 31 and September 30, 2013, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

The following table summarizes our contractual obligations as of December 31, 2013, at cost:

	Payments Due by Fiscal Years
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total

Credit Facility(B)	$—	$47,700	$—	$—	$47,700
Term Preferred Stock	—	38,497	—	—	38,497
Interest on contractual obligations(C)	4,169	9,848	—	—	14,017

Total	$4,169	$96,045	$—	$—	$100,214

(A)	Excludes our unused line of credit and uncalled capital commitments to our portfolio companies in an aggregate amount of $8.8 million as of December 31, 2013.
(B)	Principal balance of borrowings under our Credit Facility, based on the current contractual maturity as of December 31, 2013 due to the revolving nature of the facility. In April 2013, we amended our Credit Facility to extend the revolver period end date until January 2016.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Term Preferred Stock. The amount of interest calculated for purposes of this table was based upon rates and balances of our Credit Facility as of December 31, 2013. Dividend payments on our Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions to stockholders through the date of mandatory redemption.

Of our interest bearing debt investments as of December 31, 2013, 46.9% have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we do not recognize success fees as income until they are received in cash. As a result, as of December 31, 2013, we have an aggregate off-balance sheet success fee receivable of $15.3 million, or approximately $0.73 per common share, on our accruing debt investments that would be owed to us based on our current portfolio if fully paid off. Due to their contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the years reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our accompanying consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurement and Disclosures,” defines fair value by focusing on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Adviser’s assumptions based upon the best available information.

Our investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices or other inputs falling within the categories of Level 1 and Level 2 are generally not available. Therefore, as of December 31 and September 30, 2013, all of our investments were valued using Level 3 inputs. See Note 3 — Investments in our accompanying consolidated financial statements included elsewhere in this prospectus for additional information regarding fair value measurements and our application of ASC 820.

General Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our Board of Directors. In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Adviser uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Adviser may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Adviser obtains these specific third-party appraisals, the Adviser uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The recorded fair values of our investments may differ significantly from fair values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The Policy, which is summarized below, applies to the following categories of securities:

•	Publicly traded securities;

•	Securities for which a limited market exists; and

•	Securities for which no market exists.

Valuation Methods

Publicly traded securities: The Adviser determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Adviser will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of December 31 and September 30, 2013, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Adviser values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Adviser assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if the Adviser concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Adviser bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Adviser uses the IBP as a basis for valuing the security, it may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Adviser will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Adviser considers multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Adviser develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Adviser believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Adviser applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of December 31 and September 30, 2013, the Adviser determined that the IBPs were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly-reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to the Adviser by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Adviser may also submit PIK interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, the Adviser has engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE will only evaluate the debt portion of our investments for which the Adviser specifically requests evaluation, and may decline to make requested evaluations for any reason, at its sole discretion. Quarterly, the Adviser collects data with respect to the investments (which includes portfolio company financial and operational performance and the information described below under “— Credit Information,” the risk ratings of the loans described below under “— Loan Grading and Risk Rating” and the factors described hereunder). This portfolio company data is then forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that the Adviser has assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity, or equity-like securities are submitted to our Board of Directors along with the Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. The Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when the Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, the Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value and votes to accept or reject the recommended valuation of our investment portfolio.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, the Adviser makes its own determination about the value of these investments in accordance with our Policy using the methods described herein.

(B)	Portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Adviser first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Adviser generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Adviser has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities: The Adviser values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting
Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Adviser has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Adviser estimates the fair value of the debt component using estimates of value provided by SPSE and the its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Adviser estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Adviser may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded non-control equity securities of other funds: The Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the NAV provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Adviser might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Other Valuation Considerations

From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating

As part of the Adviser’s valuation procedures above, it risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (as defined in Rule 2a-7 under the 1940 Act), the Adviser uses the NRSRO’s risk rating for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the expected loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which the Adviser does not use a third-party NRSRO risk rating, it seeks to have its risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of the Adviser’s risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because the Adviser’s system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. The Adviser believes its risk rating would be higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, the Adviser’s risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when the Adviser uses its risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The Adviser believes the primary difference between the it’s risk rating and the rating of a typical NRSRO is that the Adviser’s risk rating uses more quantitative determinants and includes qualitative determinants that it believes are not used in the NRSRO rating. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The scale below gives an indication of the probability of default and the magnitude of the expected loss if there is a default.

Adviser’s System	First NRSRO	Second NRSRO	Description(A)
>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4.0% and the Expected Loss upon Default (EL) is 1.0% or less
10	Baa3	BBB-	PD is 5% and the EL is 1.0% to 2.0%
9	Ba1	BB+	PD is 10% and the EL is 2.0% to 3.0%
8	Ba2	BB	PD is 16% and the EL is 3.0% to 4.0%
7	Ba3	BB-	PD is 17.8% and the EL is 4.0% to 5.0%
6	B1	B+	PD is 22% and the EL is 5.0% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8.0%
4	B3	B-	PD is 27% and the EL is 8.0% to 10.0%
3	Caa1	CCC+	PD is 30% and the EL is 10.0% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20.0%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(A)	The default rates set forth are for a 10 year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on this risk rating scale.

The following table lists the risk ratings for all non-syndicated loans in our portfolio as of December 31 and September 30, 2013, representing approximately 78.0% and 80.5%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2013	As of September 30, 2013
Highest	10.0	10.0
Average	5.8	5.9
Weighted Average	5.6	5.5
Lowest	2.0	2.0

For syndicated loans that are currently rated by an NRSRO, the Adviser risk rates such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO as of December 31 and September 30, 2013, representing approximately 16.3% and 13.7%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2013	As of September 30, 2013
Highest	BBB-/Ba2	B+/NR
Average	B/B2	B/B2
Weighted Average	B/B2	B/B2
Lowest	CCC+/Caa2	CCC/Caa1

The following table lists the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO. As of December 31 and September 30, 2013, these loans represented 5.7% and 5.8%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2013	As of September 30, 2013
Highest	5.0	5.0
Average	4.5	4.5
Weighted Average	4.6	4.6
Lowest	4.0	4.0

Tax Status

Federal Income Taxes

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to our stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income, as defined by the Code. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income.

In an effort to limit certain federal excise taxes imposed on RICs, we currently intend to distribute to our stockholders, during each calendar year, an amount at least equal to the sum of: (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gain net income from preceding years that were not distributed during such years. Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs, and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectable. As of December 31, 2013, one portfolio company was on non-accrual with a debt cost basis of approximately $29.2 million, or 9.2% of the cost basis of all debt investments in our portfolio, and a debt fair value of approximately $7.3 million, or 2.8% of the fair value of all debt investments in our portfolio. As of September 30, 2013, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $5.8 million, or 2.4% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash.

As of December 31 and September 30, 2013, we had 22 and 19 original OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $61 and $72 for the three months ended December 31, 2013 and 2012, respectively. The unamortized balance of OID investments as of December 31 and September 30, 2013 totaled $1.1 million and $1.0 million, respectively. As of December 31, 2013, we had four investments which had a PIK interest component, and as of September 30, 2013, we had three investments which had a PIK interest component. We recorded PIK income of $92 and $53 for the three months ended December 31, 2013 and 2012, respectively. We collected $0 PIK interest in cash during the three months ended December 31, 2013 and 2012, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received $0.2 million of success fees during the three months ended December 31, 2013, which resulted from our sale of substantially all of the assets in Lindmark, and the ensuing pay down of our debt investments at par in September 2013. We received $1.1 million of success fees during the three months ended December 31, 2012, which resulted from our exit of Westlake at par during the period. As of December 31 and September 30, 2013, we had an aggregate off-balance sheet success fee receivable of approximately $15.3 million and $14.8 million, respectively, on our accruing debt investments.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. During the three months ended December 31, 2013, we did not receive any prepayment fees. During the three months ended December 31, 2012, we received an aggregate of $0.5 million in prepayment fees which resulted from the early payoffs of four of our syndicated loans during the period.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the three months ended December 31, 2013 and 2012, we did not record or collect any dividend income on our preferred equity investments.

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

See Note 2 — Summary of Significant Accounting Policies in the notes to our accompanying consolidated financial statements included elsewhere in this prospectus for a description and our application of recent accounting pronouncements. Our adoption of these recent accounting pronouncements did not have a material effect on our financial position and results of operations.

Qualitative and Quantitative Disclosures About Market Risk

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We target to have approximately 10.0% of the loans in our portfolio at fixed rates, with approximately 90.0% made at variable rates or variable rates with a floor. As of December 31, 2013, our portfolio consisted of the following:

86.4%	variable rates
13.6%	fixed rates

100.0%	total

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate.

In July 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with Keybank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit pursuant to the terms of our Credit Facility. This agreement will entitle us to receive payments, if any, equal to the amount by which interest payments on the current notational amount at the one month LIBOR exceed the payments on the current notional amount at 5.0%. The agreement therefore helps mitigate our exposure to increases in interest rates on our borrowings on our Credit Facility, which are at variable rates. The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although we will not enter into any such agreements unless we believe that the other party to the transaction is credit worthy, we bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty. As of December 31, 2013, our interest rate cap agreement had a minimal fair value.

There have been no material changes in the quantitative and qualitative market risk disclosures for the three months ended December 31, 2013 from that disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as filed with the SEC on November 20, 2013.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2014 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value, or NAV, per common share during a one year period, which we refer to as the Stockholder Approval, beginning on February 13, 2014, and expiring on the first anniversary of such date. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but the number of common shares issued and sold pursuant to such authority cannot exceed 25% of our then outstanding common stock immediately prior to such sale and a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including:

•	the effect that an offering below NAV per common share would have on our common stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per common share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per common share;

•	the relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to our NAV per common share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per common share at the time of the first offering is $10.00 and we have 140 million shares of common stock outstanding, the sale of 35 million shares of common stock at net proceeds to us of $5.00 per common share (a

50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per common share increased to $11.00 on the then 175 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares of common stock at net proceeds to us of $8.25 per common share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per common share pose potential risks for our existing common stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors — Risks Related to an Investment in Our Securities.”

The following three headings and accompanying tables explain and provide hypothetical examples of the impact of an offering of our common stock at a price below NAV per common share on three different types of investors:

•	existing common stockholders who do not purchase any shares of common stock in the offering;

•	existing common stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become common stockholders by purchasing shares of common stock in the offering.

Impact on Existing Common Stockholders Who Do Not Participate in an Offering

An existing common stockholder who does not participate in an offering below NAV per share or who does not buy additional common shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These common stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares of common stock to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per common share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares of common stock (10% of the outstanding common shares) at $9.00 per common share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares of common stock (25% of the outstanding common shares) at $7.50 per common share after offering expenses and commissions (a 25% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Common Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(20.00)%
Total Asset Values

Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Common Share Held by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Common Stockholders Who Do Participate in an Offering

An existing common stockholder who participates in an offering below NAV per common share or who buys additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per common share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their common shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 common shares, which is 0.50% of the offering 250,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 common shares, which is 1.50% of an offering of 250,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$7.50	—	$7.50	—
Increases in Common Shares and Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(3,000)	—	$1,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.50	—	$9.50	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Share on Common Shares Held prior to Sale)	$10.00	$9.77	(2.33)%	$9.43	(5.73)%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.27)	—	$0.07	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(2.73)%	—	0.77%

Impact on New Investors in Common Stock

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Common Share
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Common Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	20.25%

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of September 30, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, 2003, 2002 and 2001. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2013	$46,900,000	3,410	$—	N/A
September 30, 2012	58,800,000	2,963	—	N/A
September 30, 2011	99,400,000	3,150	—	N/A
September 30, 2010	16,800,000	14,187	—	N/A
September 30, 2009	83,000,000	3,963	—	N/A
September 30, 2008	151,030,000	2,792	—	N/A
September 30, 2007	144,440,000	2,524	—	N/A
September 30, 2006	49,993,000	4,435	—	N/A
September 30, 2005	53,034,000	3,849	—	N/A
September 30, 2004	40,744,000	3,452	—	N/A
September 30, 2003	—	N/A	—	N/A
September 30, 2002	—	N/A	—	N/A
September 30, 2001	—	N/A	—	N/A
Series 2016 Term Preferred Stock(5)
September 30, 2013	$38,497,050	$3,410	$25.00	$25.49
September 30, 2012	38,497,050	2,963	25.00	25.55
September 30, 2011	—	N/A	—	N/A
September 30, 2010	—	N/A	—	N/A
September 30, 2009	—	N/A	—	N/A
September 30, 2008	—	N/A	—	N/A
September 30, 2007	—	N/A	—	N/A
September 30, 2006	—	N/A	—	N/A
September 30, 2005	—	N/A	—	N/A
September 30, 2004	—	N/A	—	N/A
September 30, 2003	—	N/A	—	N/A
September 30, 2002	—	N/A	—	N/A
September 30, 2001	—	N/A	—	N/A
Repurchase Agreements
September 30, 2013	$—	N/A	$—	N/A
September 30, 2012	—	N/A	—	N/A
September 30, 2011	—	N/A	—	N/A
September 30, 2010	—	N/A	—	N/A
September 30, 2009	—	N/A	—	N/A
September 30, 2008	—	N/A	—	N/A
September 30, 2007	—	N/A	—	N/A
September 30, 2006	—	N/A	—	N/A
September 30, 2005	—	N/A	—	N/A
September 30, 2004	21,346,000	3,452	—	N/A
September 30, 2003	78,449,000	2,667	—	N/A
September 30, 2002	39,199,000	4,333	—	N/A
September 30, 2001	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage ratio for a class of our senior securities representing indebtedness means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness and asset coverage ratio for a class of our senior securities that are stock means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation preference of a class of senior security which is stock. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	All senior securities (with the exception of our Term Preferred Stock) are not registered for public trading. Average market value per unit is the average of the last ten days closing prices on the NASDAQ.
(5)	In November 2011, we issued 1,539,882 shares of Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. At September 30, 2013, we had $38.5 million outstanding of Term Preferred Stock.

BUSINESS

Overview

We were incorporated under the Maryland General Corporation Law on May 30, 2001, and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We currently continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements.

Our Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

To achieve our objectives, we seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We aim to maintain a portfolio allocation of approximately 95.0% debt investments and 5.0% equity investments, at cost.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind” (“PIK”) interest.

Typically, our equity investments take the form of common stock or preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

•	Senior Debt Securities: We seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

•	Senior Subordinated Debt Securities: We seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements in connection with these senior subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See. “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt of private U.S. companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Investment Concentrations

As of December 31, 2013, our investment portfolio consisted of investments in 52 companies located in 26 states across 20 different industries, with an aggregate fair value of $283.2 million. The five largest investments at fair value as of December 31, 2013, totaled $97.2 million, or 34.3% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2013, which totaled $96.0 million, or 37.4% of our total investment portfolio. As of December 31, 2013, our average investment by obligor was $6.6 million at cost, compared to $7.1 million at cost as of September 30, 2013. The following table outlines our investments by security type as of December 31 and September 30, 2013:

	December 31, 2013				September 30, 2013
	Cost		Fair Value		Cost		Fair Value
Senior debt	$182,625	53.4%	$128,512	45.4%	$184,146	55.4%	$118,134	46.0%
Senior subordinated debt	135,372	39.6	134,510	47.5	129,013	38.8	126,675	49.3
Junior subordinated debt	496	0.2	556	0.2	494	0.2	561	0.2

Total Debt Investments	318,493	93.2	263,578	93.1	313,653	94.4	245,370	95.5
Preferred equity	16,941	5.0	9,737	3.4	12,268	3.7	4,626	1.8
Common equity/equivalents	6,283	1.8	9,891	3.5	6,345	1.9	6,882	2.7

Total Equity Investments	23,224	6.8	19,628	6.9	18,613	5.6	11,508	4.5

Total Investments	$341,717	100.0%	$283,206	100.0%	$332,266	100.0%	$256,878	100.0%

Investments at fair value consisted of the following industry classifications as of December 31 and September 30, 2013:

	December 31, 2013		September 30, 2013
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$51,431	18.2%	$45,339	17.7%
Electronics	33,485	11.8	33,711	13.1
Personal and non-durable consumer products	27,165	9.6	29,032	11.3
Printing and publishing	23,574	8.3	22,224	8.7
Mining, steel, iron and non-precious metals	18,098	6.4	17,733	6.9
Diversified/conglomerate manufacturing	17,034	6.0	4,482	1.7
Oil and gas	15,275	5.4	15,174	5.9
Automobile	14,966	5.3	9,701	3.8
Cargo Transportation	13,065	4.6	12,984	5.1
Broadcast and entertainment	12,918	4.6	15,534	6.0
Aerospace and defense	11,948	4.2	11,730	4.6
Buildings and real estate	8,065	2.8	6,392	2.5
Textiles and leather	7,598	2.7	8,476	3.3
Beverage, food and tobacco	7,020	2.5	7,038	2.7
Machinery	6,471	2.3	6,425	2.5
Diversified/conglomerate services	4,900	1.7	—	—
Finance	4,264	1.5	4,489	1.7
Leisure, amusement, motion pictures and entertainment	2,506	0.9	2,756	1.1
Home and office furnishing, housewares and durable consumer goods	2,416	0.9	2,651	1.0
Other, < 1.0%(A)	1,007	0.3	1,007	0.4

Total Investments	$283,206	100.0%	$256,878	100.0%

(A)	No individual industry within this category exceeds 1% of the total fair value as of the respective periods.

Investments at fair value were included in the following geographic regions of the U.S. as of December 31 and September 30, 2013:

	December 31, 2013		September 30, 2013
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$127,210	44.9%	$118,570	46.2%
South	71,943	25.4	68,669	26.7
West	71,511	25.3	61,737	24.0
Northeast	12,542	4.4	7,902	3.1

Total Investments	$283,206	100.0%	$256,878	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Our Investment Adviser and Administrator

Gladstone Management Corporation (the “Adviser”) is our affiliated investment adviser and a privately-held company led by a management team that has extensive experience in our lines of business. Another of our and the Adviser’s affiliates, a privately-held company, Gladstone Administration, LLC (the “Administrator”), employs, among others, our chief financial officer, treasurer, chief compliance officer, internal legal counsel and secretary and their respective staffs. Excluding our chief financial officer, president and treasurer, all of our executive officers serve as directors or executive officers, or both, of the following of our affiliates: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly traded BDC and RIC; Gladstone Land Corporation (“Gladstone Land”), a publicly traded real estate company that invests in farmland and farm related property; the Adviser; and the Administrator. Our chief financial officer is also an officer of our Administrator and our president is an executive managing director of our Adviser. Our treasurer is also the chief financial officer and treasurer of Gladstone Investment. David Gladstone, our chairman and chief executive officer, also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation.

The Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial; Gladstone Investment; and Gladstone Land. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

We have been externally managed by the Adviser pursuant to an investment advisory and management agreement since October 1, 2004. The investment advisory and management agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at that time we entered into an administration agreement with the Administrator to provide such services. The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Corporate Information

Our executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstonecapital.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, Mr. Marcotte, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of Mr. Gladstone, Mr. Marcotte and Terry Lee Brubaker (our vice chairman and chief operating officer), to the prospective company. If this LOI is issued, then the Adviser and Gladstone Securities (our “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our board of directors (our “Board of Directors”), a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt. Typically, we do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Experienced Management. We generally require that the businesses in which we invest have experienced management teams. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Liquidation Value of Assets. The projected liquidation value of the assets, if any, is an important factor in our investment analysis in collateralizing our debt securities.

Extensive Due Diligence

Our Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include senior debt, senior subordinated debt, junior subordinated debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital; and

•	holding board seats or securing board observation rights at the portfolio company.

We expect to hold most of our investments in senior debt and senior and junior subordinated debt until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party, such as an existing investor in the portfolio company, in a privately negotiated transaction.

Hedging Strategies

We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Pursuant to our revolving line of credit, we have agreed to enter into interest rate cap agreements in connection with the borrowings that we make under our revolving line of credit. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Revolving Credit Facility” for more discussion on our revolving line of credit and our interest rate cap agreement. We currently hold one interest rate cap agreement, which is not designated as a hedge for accounting purposes.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, other BDCs, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over other providers of financing to small and medium-sized businesses.

Management Expertise

Mr. Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of the Adviser and its affiliated companies, other than Gladstone Securities, (the “Gladstone Companies”), and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of the Adviser’s investment committee. Mr. Gladstone, our chairman and chief executive officer, has extensive experience in private equity investing in middle market companies. Mr. Brubaker, our vice chairman and chief operating officer, has substantial experience in acquisitions and operations of companies. Mr. Marcotte, our president, has extensive experience in investment origination, evaluation, underwriting and portfolio management, serving as a senior executive and investment committee member at another BDC prior to joining the Company.

Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers. These two individuals dedicate a significant portion of their time to managing our investment portfolio. Messrs. Gladstone and Brubaker have extensive experience providing capital to small and medium-sized companies and have worked together at the Gladstone Companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial and investment skills.

Increased Access to Investment Opportunities Developed Through Proprietary Research Capability and an Extensive Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies, which provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with good market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contracst, we are a corporation of perpetual duration and are exchange-traded. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Leverage

For the purpose of making investments and taking advantage of favorable interest rates, we may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities representing indebtedness and senior securities that are stock, to which we refer collectively as “Senior Securities,” in amounts such that we maintain an asset coverage ratio, as defined in Section 18(h) of the 1940 Act, of at least 200.0% on our Senior Securities immediately after each issuance of such Senior Securities. We may also incur such indebtedness to repurchase our common stock. As a result of incurring indebtedness generally, such as through our revolving line of credit or issuing Senior Securities representing indebtedness, such as our 7.125% Series 2016 Term Preferred Stock (our “Term Preferred Stock”), we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. Our Board of Directors is authorized to provide for the issuance of Senior Securities with such preferences, powers, rights and privileges as it deems appropriate, subject to the requirements of the 1940 Act. See “Regulation as a Business Development Company — Asset Coverage” for a discussion of our leveraging constraints and “Risk Factors — Risks Related to Our External Financing” for further discussion of certain leveraging risks.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	assessment of the investment’s risks;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may provide other services to certain of our portfolio companies under other agreements and may receive fees for these other services. We credit 100.0% of many of these fees against the base management fee that we would otherwise be required to pay to the Adviser;

In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies. Any such fees paid by portfolio companies to Gladstone Securities do not impact the overall fees we pay to the Adviser or the overall fees credited against the base management fee.

Valuation Process

The following is a general description of the steps the Adviser takes each quarter to determine the value of our investment portfolio. The Adviser values our investments in accordance with the requirements of the 1940 Act. The Adviser values securities for which market quotations are readily available at their market value. The Adviser values all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, the Adviser performs the following valuation process each quarter:

•	Quarterly, each portfolio company or investment is initially assessed by the Adviser’s investment professionals responsible for the investment, using the Policy;

•	Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), for review by our Board of Directors;

•	Next, our Board of Directors reviews this documentation and discusses the information provided by our management, and the opinions of value provided by SPSE to arrive at a determination that the Policy has been followed for determining the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Investment Advisory and Management Agreement

In 2006, we entered into an amended and restated investment advisory and management agreement with the Adviser (the “Advisory Agreement”). In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 9, 2013, our Board of Directors approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2014. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% computed on the basis of the value of our average total assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. Overall, the base management fee cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. In addition, the following three items are potential adjustments to the base management fee calculation.

•	Loan Servicing Fees

The Adviser also services the loans held by our wholly-owned subsidiary, Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual fee based on the monthly aggregate outstanding balance of loans pledged under our revolving line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver Credit

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended September 30, 2013 and 2012.

•	Portfolio Company Fees Credit

Under the Advisory Agreement, the Adviser has also provided and continues to provide managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under other agreements and may receive fees for services other than managerial assistance. We credit 100.0% of many of these fees against the base management fee that we would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate net unrealized capital depreciation, if any, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. The entire portfolio’s aggregate net unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate net unrealized capital depreciation, if any. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. We have not incurred capital gains-based incentive fees from inception through September 30, 2013, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with accounting principles generally accepted in the U.S. (“GAAP”), a capital gains-based incentive fee is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through December 31, 2013.

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of the distributions to common stockholders for the years ended September 30, 2013 and 2012 which waivers totaled $1.0 million and $0.3 million, respectively.

Administration Agreement

In 2006, we entered into an administration agreement with the Administrator ( the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of expenses is derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies serviced by the Administrator under similar agreements. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. On July 9, 2013, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2014.

Code of Ethics

We, and all of the Gladstone Companies (and Gladstone Securities), have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933 (the “Securities Act”). As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on the Investor Relations section of our website under “Corporate Governance” at www.GladstoneCapital.com. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request submitted to publicinfo@sec.gov. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, Jack Dellafiora, Jr., who also serves as chief compliance officer for the Adviser.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us, although our ability to co-invest with other funds advised by our Adviser may lessen this disparity. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objective or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during calendar year 2014. To the extent we acquire more investments, we anticipate that the number of employees of the Adviser and the Administrator who devote time to our matters will increase.

As of February 12, 2014, the Adviser and the Administrator collectively had 62 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
11	Executive Management
36	Investment Management, Portfolio Management and Due Diligence
15	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

We do not own any real estate or other physical properties materially important to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia and the Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2013, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on Fully Diluted Basis		Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Non-syndicated Loans:

AG Transportation Holdings, LLC 2430 Lincolnway East Goshen, IN 46526	Cargo Transportation	Senior Subordinated Term Debt Member Profit Participation Profit Participation Warrants	18.0 7.0	% %	$12,839 1,000 244	$13,065 — —

Allison Publications, LLC 4311 Oak Lawn, Suite 100 Dallas, Texas 75219	Printing and publishing	Line of Credit Senior Term Debt Senior Term Debt			600 2,875 5,400	599 2,871 5,393

Alloy Die Casting Co. 6550 Caballero Blvd. Buena Park, CA 90620	Diversified / conglomerate manufacturing	Senior Term Debt Preferred Stock Common Stock	27.0 27.0	% %	5,235 1,742 18	5,235 1,742 18

BAS Broadcasting 905 West State St. Fremont, OH 43420	Broadcasting and entertainment	Senior Term Debt			7,465	560

Behrens Manufacturing, LLC 1250 E 8th Street Winona, MN 55987	Diversified / conglomerate manufacturing	Senior Term Debt Preferred Stock	22.6%		4,275 1,253	4,275 1,253

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731	Printing and publishing	Line of Credit			198	114

Francis Drilling Fluids, Ltd. 240 Jasmine Road Crowley, LA 70526	Oil and gas	Senior Subordinated Term Debt Preferred Units Common Units	4.6 3.9	% %	15,000 999 1	14,700 73 —

Funko, LLC 6306 202nd St. SW Lynnwood, WA 98036	Personal and non-durable consumer products	Senior Subordinated Term Debt Preferred Equity Units	8.0%		7,558 1,305	7,672 2,235

GFRC Holdings, LLC 3615 Miller Park Dr. Garland, TX 75042	Buildings and real estate	Senior Term Debt Senior Subordinated Term Debt			4,924 6,598	3,447 4,619

Heartland Communications Group 909 North Railroad Eagle River, WI 54521	Broadcasting and entertainment	Line of Credit Line of Credit Senior Term Debt Common Stock Warrants	8.8%		100 100 4,342 66	12 12 521 —

International Junior Golf Training Acquisition Company 58 Hospital Center Common Hilton Head, SC 29926	Leisure, amusement, motion pictures and entertainment	Line of Credit Senior Term Debt Senior Term Debt			2,250 61 2,700	1,125 31 1,350

J. America, Inc. 1200 Mason Court Webberville, MI 48892	Personal and non-durable consumer products	Senior Subordinated Term Debt Senior Subordinated Term Debt			7,500 9,500	7,500 9,500

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
Leeds Novamark Capital I, L.P. 350 Park Avenue, 23rd Floor New York, NY 10022	Private equity fund – healthcare, education and childcare	Limited Partnership Interest	8.4%	$173	$173

Legend Communications of Wyoming, LLC 6805 Douglas Legum Dr, Ste 100 Elkridge, MD 21075	Broadcasting and entertainment	Senior Term Debt		6,874	1,203

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Senior Term Debt Preferred Stock	11.7%	4,140 1,449	4,140 1,449

North American Aircraft Services, LLC 11502 Jones Maltsberger San Antonio, TX 78216	Aerospace and defense	Senior Subordinated Term Debt Senior Subordinated Term Debt Common Stock Warrants	4.6%	4,750 2,820 350	4,797 2,848 955

Ohana Media Group 833 Gambell Street Anchorage, AK 99501	Broadcasting and entertainment	Senor Term Debt		1,453	1,422

POP Radio, LLC 174 S. Main Street Salt Lake City, Utah 84111	Broadcasting and entertainment	Senior Term Debt Junior Subordinated Term Debt Participation Unit	2.4%	7,134 496 75	7,134 556 145

Precision Acquisition Group Holdings, Inc. 435 Burt Street Sistersville, WV 26175	Machinery	Equipment Note Senior Term Debt Senior Term Debt		1,000 4,125 4,053	705 2,908 2,857

Saunders & Associates 2520 East Rose Garden Ln. Phoenix, AZ 85050	Electronics	Line of Credit Senior Term Debt		917 8,947	825 8,052

Sunburst Media — Louisiana, LLC 300 Crescent Court, Suite 850 Dallas, Texas 75201	Broadcasting and entertainment	Senior Term Debt		6,026	422

Thibaut Acquisition Co. 480 Frelinghuysen Avenue Newark, NJ 07114	Home and office furnishings, housewares, and durable consumer products	Line of Credit Senior Term Debt		— 2,369	— 2,416

Westland Technologies, Inc. 107 S Riverside Dr Modesto, CA 95354	Diversified/conglomerate manufacturing	Senior Term Debt Senior Term Debt Common Stock Warrants	4.9%	650 4,000 350	566 3,480 —

Subtotal — Non-syndicated loans				$168,299	$134,975

Syndicated Loans:

Allied Security Holdings, LLC 161 Washington Street Eight Tower Bridge, Suite 600 Conshocken, PA 19428	Personal, food and miscellaneous services	Senior Subordinated Term Debt		$993	$1,007

Ameriqual Group, LLC 18200 Highway 41 North Evansville, IN 47725	Beverage, food and tobacco	Senior Term Debt		7,236	7,020

Ardent Medical Services, Inc. One Burton Hills Blvd., Suite 250 Nashville, TN 37215	Healthcare, education and childcare	Senior Subordinated Term Debt		3,930	4,030

Company	Industry	Investment	% of Class Held on Fully Diluted Basis	Cost	Fair Value
ARSloane Acquisition, LLC 1 Elmcroft Road Stanford, CT 06926	Printing and publishing	Senior Subordinated Term Debt		$4,920	$4,900

Ascend Learning, LLC 7500 West 160th Street, Stillwell, KS 66085	Healthcare, education and childcare	Senior Subordinated Term Debt		981	1,000

Autoparts Holdings Limited 39 Old Ridgebury Rd Danbury, CT 06810	Automobile	Senior Term Debt		997	930

Blue Coat Systems, Inc. 420 North Mary Avenue Sunnyvale, CA 94086	Electronics	Senior Subordinated Term Debt		2,971	3,060

Envision Acquisition Company, LLC 2181 East Aurora Road Suite 201 Twinsburg, OH 44087	Healthcare, education and childcare	Senior Subordinated Term Debt		2,451	2,506

First American Payment Systems, L.P. 100 Throckmorton St., Suite 1800 Fort Worth, TX 76102	Finance	Senior Subordinated Term Debt		4,470	4,264

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2nd Floor Sparks, MD 21152	Healthcare, education and childcare	Senior Subordinated Term Debt		3,986	4,000

PLATO Learning, Inc. 5600 W 83rd Street Bloomington, MN 55437	Healthcare, education and childcare	Senior Subordinated Term Debt		4,916	5,000

RP Crown Parent, LLC 14400 N 87th Street Scottsdale, AZ 85260	Electronics	Senior Subordinated Term Debt		1,964	2,020

Sensus USA, Inc. 8601 Six Forks Road Raleigh, NC 27615	Electronics	Senior Term Debt		497	498

Steinway Musical Instruments, Inc. 1 Steinway Place Long Island City, NY 11105	Personal and non-durable consumer products	Senior Subordinated Term Debt		247	257

Sum Total Systems, Inc. 2850 NW 43rd Street, Suite 150 Gainesville, FL 32606	Electronics	Senior Subordinated Term Debt		3,930	3,930

Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Senior Term Debt		9,213	7,598

The Active network 10182 Telesis Court, Suite 100 San Diego, CA 92121	Electronics	Senior Subordinated Term Debt		995	1,015

Vision Solutions, Inc. 15300 Barranca Parkway Irvine, California 92618	Electronics	Senior Term Debt		10,942	11,055

Vitera Healthcare Solutions, LLC 4301 West Boy Scout Blvd Suite 800 Tampa FL 33607	Healthcare education and childcare	Senior Subordinated Term Debt		493	503

Company	Industry	Investment	% of Class Held on Fully Diluted Basis		Cost		Fair Value
W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042	Oil and gas	Senior Subordinated Term Debt				$494		$501

Wall Street Systems Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Electronics	Senior Term Debt				2,946		3,030

WP Evenflo Group Holdings, Inc. 707 Crossroads Court Vandalia, OH 45377	Diversified/conglomerate manufacturing	Senior Preferred Equity Junior Preferred Equity Common Stock	1.1 4.4 0.8	% % %		333 111 —		467 — —

Subtotal—Syndicated loans						$70,016		$68,591

Total Non-Control/Non-Affiliate Investments (represented 71.9% of total investments at fair value)						$238,315		$203,566

CONTROL INVESTMENTS

Defiance Integrated Technologies, Inc. 1090 Perry Street Defiance, OH 43512	Automobile	Senior Term Debt Common Stock	59.3%			$6,785 1		$6,785 1,663

Lindmark Acquisition, LLC 306 Lindmark Ave Purcell, OK 73080	Broadcasting and entertainment	Senior Subordinated Term Debt Success Fee on Senior Subordinated Term Debt Common Stock	100.0%			— — 317		— 932 —

Midwest Metal Distribution, Inc. 6270 Van Buren Road Clinton, OH 44216	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt Preferred Stock Common Stock	100.0 50.1	% %		18,281 2,175 138		18,098 — —

RBC Acquisition Corp. 1945 Walton Rd. St. Louis, MO 63114	Healthcare, education and childcare	Line of Credit Mortgage Note Senior Term Debt Senior Subordinated Term Debt Preferred Stock Common Stock	100.0 75.0	% %		4,000 6,941 11,392 6,000 2,299 370		4,000 6,941 11,392 6,000 2,519 3,367

Sunshine Media Holdings 735 Broad St, Suite 708 Chattanooga, TN 37402	Printing and publishing	Line of credit Senior Term Debt Senior Term Debt Junior Preferred Equity Common Stock Common Stock Warrants	93.4 74.3	% %		1,600 16,948 10,700 5,275 740 —		400 4,236 2,675 — — —

Total Control Investments (represented 24.4% of total investments at fair value)						$93,962		$69,008

AFFILIATE INVESTMENTS

Ashland Acquisition, LLC 30 Amberwood Parkway Ashland, OH 44805	Printing and publishing	Line of Credit Senior Term Debt Common Equity Units	20.0%		$	— 7,000 440	$	— 7,062 223

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units	6.7%			2,000		3,347

Total Affiliate Investments (represented 3.7% of total investments at fair value)						$9,440		$10,632

Total Investments						$341,717		$283,206

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets at fair value (excluding cash pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

AG Transportation Holdings, LLC

We currently hold investments, having an aggregate fair value of $13.1 million as of December 31, 2013, in AG Transportation Holdings, LLC and its subsidiaries, which we refer to as AG Trucking. Our investments in AG Trucking consist of a senior subordinated term loan with a principal amount outstanding of $13.0 million (maturing March 24, 2018), member profit participation of 18.0% ownership we purchased for $1.0 million and profit participation warrants of 7.0% ownership we purchased for $0.2 million.

AG Trucking is a regional food-grade liquid and dry bulk carrier providing a variety of bulk transportation services, including liquid transportation, dry bulk dumps, freight brokering, private fleet conversion and project runs to large international agricultural and food manufacturing firms. AG Trucking operates out of five main terminals in Goshen, Indiana; Mooresville, North Carolina, Holly Spring, North Carolina; Dubuque, Iowa and Sidney, Ohio. Due to the relative size of this investment, we are significantly exposed to the risks associated with AG Trucking’s business. AG Trucking’s business is affected by its ability to attract a highly skilled pool of drivers, maintaining high safety ratings and investing in specialized equipment and technology. AG Trucking’s profitability is highly impacted by its ability to minimize fuel price increases.

The principal executive offices of AG Trucking are located at 2430 Lincolnway East, Goshen, Indiana 46526.

Francis Drilling Fluids, Ltd.

We currently hold investments, having an aggregate fair value of $14.8 million as of December 31, 2013, in Francis Drilling Fluids, Ltd. and its subsidiaries, which we refer to as FDF. Our investments in FDF consist of a senior subordinated term loan with a principal amount outstanding of $15.0 million (maturing November 4, 2017), 999 preferred units we purchased for $999,000 and 999 common units we purchased for $1,000.

FDF is a logistics network provider of warehousing, transportation and energy field services that focus on fracturing materials required for high-pressure, fracture stimulation for horizontal oil and natural gas drilling. FDF provides its oil shale and gas shale oilfield services and exploration and production customers all of their drilling fluids, storage and transportation of hydraulic fracturing materials, equipment rental and cleaning service needs during every stage of the drilling process. FDF focuses on oil and natural gas drilling customers primarily in Texas, Oklahoma, Louisiana, Arkansas and Wyoming. Because of the relative size of this investment, we are significantly exposed to the risks associated with FDF’s business. FDF’s profitability is directly correlated with oil and gas prices, as prices drive drilling rig activity. FDF’s business is also affected by the stability of the U.S. domestic oil and gas exploration and the level of reliance on foreign oil and the regulations in the industry in general, specifically around use of cleaner fuels.

Decreases in growth of domestic energy exploration and production of oil and natural gas could negatively impact FDF’s earnings and cash flows. In addition, new federal and state regulations around natural gas drilling in an environmentally sustainable manner could also impact FDF’s services as its customers may be negatively impacted by adopting these regulations.

The principal executive offices of FDF are located at 240 Jasmine Road, Crowley, Louisiana 70526.

J.America, Inc.

We currently hold investments, having an aggregate fair value of $17.0 million as of December 31, 2013, in J.America, Inc., which we refer to as J.America. Our investments in J.America consist of a senior subordinated term loan with a principal amount outstanding of $7.5 million, maturing December 27, 2019 and a senior subordinated term loan with a principal amount outstanding of $9.5 million, maturing December 27, 2019.

J.America is a leading supplier of licensed decorated and undecorated apparel and headwear, which is sold into a number of distribution channels, including: collegiate, resort and military markets, wholesale distributors and apparel decorators that service the sportswear market across the country. Because of the relative size of this investment, we are significantly exposed to the risks associated with J.America’s business, specifically retail competition and exclusivity of certain contracts and licenses through the various distribution channels.

The principal executive offices of J.America are located at 1200 Mason Court, Webberville, Michigan 48892.

Midwest Metal Distribution, Inc.

We currently hold investments, having an aggregate fair value of $18.1 million as of December 31, 2013, in Midwest Metal Distribution, Inc., which we refer to as Midwest Metal. Our investments in Midwest Metal consist of a senior subordinated term loan with a principal amount outstanding of $18.3 million, maturing July 31, 2015, 501 shares of common stock, which we purchased for $0.1 million, and 2,175 shares of preferred stock, which we purchased for $2.2 million.

Midwest Metal is a metal service center that supplies custom cut aluminum sheet, plate, bar/extrusions, angle as well as stainless steel. Midwest Metal has focused on serving customers in the Midwest and Great Lakes region that require small batches of custom cut metal, and Just-in-time (JIT) delivery service at competitive prices.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Midwest Metal’s business. Midwest Metal is exposed to commodity price risk in aluminum and stainless steel, which have been substantially more volatile during the past three years than in previous historical periods. To overcome these risks, Midwest Metal management will need to execute on offering competitively priced metal enhanced by high value-added processing with a quick turnaround.

Our vice chairman and chief operating officer, Terry Lee Brubaker, one of the Adviser’s managing directors, Lud Kimbrough, and one of the Adviser’s associates, Christopher Lee, are directors of Midwest Metal. The principal executive offices of Midwest Metal are located at 6270 Van Buren Road, Clinton, Ohio 44216.

RBC Acquisition Corp.

We currently hold investments, having an aggregate fair value of $34.2 million as of December 31, 2013, in RBC Acquisition Corp. and its subsidiaries, which we refer to collectively as Reliable. Our investments in Reliable consist of a senior term last out tranche loan with a principal amount outstanding of $11.4 million, a senior subordinated term loan with a principal amount outstanding of $6.0 million, a mortgage note with a principal amount outstanding of $6.9 million, a revolving line of credit of $4.0 million, all of which is currently drawn, 2.3 million preferred shares we purchased for $2.3 million and 2.0 million common shares we purchased for $0.4 million. Each of the loans have a maturity date of December 22, 2014 and the revolving line of credit has a maturity date of June 14, 2014. Reliable, based in St. Louis, Missouri, develops and manufactures active pharmaceutical ingredients and high purity processing chemicals used in the manufacture of pharmaceuticals and biological products. Reliable’s products are the active ingredients for leading generic injectable drugs that treat cancer, heart disease, hypertension, anxiety and other serious illnesses.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Reliable’s business. In particular, Reliable is subject to regulation and approvals by the Food & Drug Administration, or FDA. Should Reliable fail to comply with FDA regulations, it could have a material adverse impact on Reliable and the value of our investment in Reliable.

Two of the Adviser’s managing directors, John Sateri and Kyle Largent are directors of Reliable. Reliable’s principal executive offices are located at 1945 Walton Road, St. Louis, Missouri 63114.

Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated subsidiaries as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011, that meet the definition of significant subsidiary under Rule 1-02(w) of the SEC’s Regulation S-X. Accordingly, pursuant to Rule 3-09 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2013	2012	Income Statement	2013	2012	2011
Defiance Integrated	Current assets	$5,116	$5,809	Net sales	$24,012	$25,417	$23,997
Technologies, Inc.	Noncurrent assets	11,086	11,364	Gross profit	4,282	4,790	6,483
	Current liabilities	2,417	3,819	Net income	597	983	841
	Noncurrent liabilities	8,725	8,944
Lindmark Acquisition, LLC	Current assets	3,376	732	Net sales	7,236	7,372	8,312
	Noncurrent assets	1,309	28,870	Gross profit	4,346	4,531	4,758
	Current liabilities	2,004	820	Net income	8,408	(2,216)	(2,244)
	Noncurrent liabilities	6,661	41,132
Sunshine Media Group, Inc.	Current assets	3,134	3,501	Net sales	14,943	16,618	18,093
	Noncurrent assets	14,713	15,528	Gross profit	6,285	7,507	10,659
	Current liabilities	9,645	8,594	Net income	(2,231)	(4,785)	(2,919)
	Noncurrent liabilities	28,554	28,554
Viapack, Inc.(A)	Current assets	—	4,929	Net sales	3,848	22,461	21,770
	Noncurrent assets	—	3,208	Gross profit	456	1,737	2,895
	Current liabilities	—	11,662	Net income	(154)	(12,114)	(3,202)
	Noncurrent liabilities	—	5,330

(A)	We exited our investment in Viapack in November 2012.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009. Defiance is a leading manufacturer of axle nut and washer systems for heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters. Defiance is headquartered in Defiance, OH.

Lindmark was incorporated in Delaware on January 15, 2009 and is a single member limited liability company. The Company was primarily engaged in the outdoor advertising business operating approximately 1,600 billboard advertising displays in six states. Refer to Note 3 of our accompanying Condensed Consolidated Financial Statements for further discussion of our sale of substantially all of Lindmark’s assets.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

Viapack was incorporated in Delaware on March 31, 2004 and is headquartered in Dalton, Georgia. Viapack was a regional manufacturer and marketer of polyethylene film serving the packaging and plastic film converting industries. Refer to Note 3 of our accompanying Condensed Consolidated Financial Statements for further discussion of exit of our investment in Viapack.

In addition, we have other unconsolidated significant subsidiaries that met the specific conditions pursuant to Rule 4-08(g) of Regulation S-X. Accordingly, pursuant to Regulation S-X, summarized, comparative financial information is presented below in aggregate as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011 for LocalTel, LLC, Midwest Metal Distribution, Inc. and RBC Acquisition Corp.

	As of September 30,			For the Year Ended September 30,
Balance Sheet	2013	2012	Income Statement	2013	2012	2011
Current assets	$43,791	$49,430	Net sales	$116,509	$119,202	$123,077
Noncurrent assets	34,586	53,760	Gross profit	9,839	10,736	23,765
Current liabilities	22,273	22,726	Net income	(17,922)	(4,677)	166
Noncurrent liabilities	77,951	81,279

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of nine members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	71	Chairman of the Board and Chief Executive Officer (1)(2)(6)	2001	2016
Terry L. Brubaker	70	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)(6)	2001	2015
David A. R. Dullum	65	Executive Vice President and Director(1)	2001	2015
Independent Directors
Anthony W. Parker	68	Director(2)(3)(6)(7)	2001	2017
Michela A. English	64	Director(3)(7)	2002	2017
Paul W. Adelgren	71	Director(4)(5)(7)	2003	2016
John H. Outland	68	Director(4)(5)(7)	2003	2016
John Reilly	71	Director(3)(7)	2011	2015
Terry Earhart	71	Director(4)(5)(7)	2012	2016

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Each independent director, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Outland and Earhart serve as alternate members of the audit committee; Messrs. Parker and Reilly and Ms. English serve as alternates on the compensation committee; Messrs. Parker and Reilly and Ms. English serve as alternates on the ethics, nominating and corporate governance committee and Messrs. Adelgren, Earhart, Outland and Reilly and Ms. English serve as alternates on the offering committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president — finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a trustee of the Corcoran Museum of Art, a director of the Society for Science and the Public and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2002.

Terry Earhart. Mr. Earhart has served as our director of Gladstone Investment and Gladstone Commercial since October 2012. Mr. Earhart has also been a director of Gladstone Land since January 2013. Mr. Earhart founded and, since 2005, has served as Executive Vice President and a member of the board of directors of Strategic Global Services Network, a non-governmental organization, or NGO, that has opened six schools, a medical clinic and facilitated the start-up of several micro enterprise businesses in Africa. From 1989 to 2011, Mr. Earhart was a professor of business information systems and management at Messiah College in Grantham, Pennsylvania, teaching courses in strategic management, finance and computers. He also served as Chair of the Faculty and Chair of the Management and Business Department at Messiah College. Mr. Earhart previously served on boards of directors of Jacksonville Navy Federal Credit Union (1981-1984), Navy Mutual Aid Society (1977-1979), Athens-Clarke Country Humane Society (1969-1971), and Navy Supply Corps Foundation (1969-1971). Mr. Earhart was also the founder of both Athens-Clarke Country Humane Society and Navy Supply Corps Foundation, which has distributed over three million dollars in scholarships. From 1964 to 1989, Mr. Earhart held several positions in the United States Navy, including Engineering Officer, Supply Officer, Comptroller, Director Inventory Control, Director of Navy Payroll, Director of Naval Weapons and Ammunition, and Director of Naval Software Development for Inventory Control Systems. During his career in the Navy he served on ships and naval stations throughout the world. He received numerous awards and medals during his distinguished career and he retired as Navy Captain to pursue his interest in teaching college. Mr. Earhart holds a MBA from

Harvard Business School and a Bachelor of Science in Engineering from the U.S. Naval Academy. Mr. Earhart was selected to serve as an independent director on our Board of Directors due to his greater than twenty years of experience in enterprise management.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

John Reilly. Mr. Reilly has served as a director since January 2011. Mr. Reilly has also served as a director of Gladstone Investment and Gladstone Commercial since January 2011 and a director of Gladstone Land since January, 2013. From 1987 until the present, Mr. Reilly has served as president of Reilly Investment Corporation, where he provides advisory services to public and private companies, and financing and joint venture development. From March 1976 until April 1984 he served as principal stockholder, president and chief executive officer of Reilly Mortgage Group, Inc., where he provided origination and construction lending and permanent loan placement of commercial real estate loans for institutional investors. In 1988, Mr. Reilly assumed the role of chairman. In 1992, Stonehurst Ventures, L.P., purchased Reilly Mortgage Group, at which time he then assumed the role of executive director until 1994. From 1971 to 1976, Mr. Reilly served as vice president of Walker & Dunlop, Inc. where he provided services for commercial loan originations, joint ventures, HUD programs and secondary marketing. From 1967 to 1969, Mr. Reilly served as a research engineer for Crane Company, and from 1964 to 1967 he served as a supply officer in the United States Navy. Mr. Reilly also has served as a member of the board of directors of Beekman Helix India since 2009, and has served as co-chairman of the board of directors for Community Preservation and Development Corporation since 2006. He has also served as a member of the board of Victory Housing from 2005 to April 2011 and has served as the chairman of the advisory board of the Snite Museum of Art at the University of Notre Dame since 1996. Mr. Reilly has held a

D.C. real estate broker license since 1973. Mr. Reilly is a graduate of Mortgage Bankers School I, II and II and Income School I and II. Mr. Reilly holds an MBA from Harvard Business School and a Bachelor of Arts and a Bachelor of Science in Mathematical Engineering from the University of Notre Dame. Mr. Reilly was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the real estate and mortgage industry.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. He has also served as our interim president from February 2013 to January 2014. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment, Gladstone Commercial and Gladstone Land (of which he is also the president). Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisers Inc., which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. Mr. Brubaker has also served as the vice chairman and chief operating officer of Gladstone Land since April 2007. In March 1999, Mr. Brubaker founded and, until May 1,

2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

David A. R. Dullum. Mr. Dullum has served as a director since August 2001. Mr. Dullum has been a senior managing director of the Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005 and has served as Gladstone Investment’s president since April 2008. Additionally, Mr. Dullum has served as our executive vice president since October 2010. From 1995 through June 2009, Mr. Dullum was a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From May 2005 to May 2008, Mr. Dullum served as the President and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology. Mr. Dullum was selected to serve as a director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since our inception.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
Robert Marcotte	55	President
Melissa Morrison	40	Chief Financial Officer
David Watson	38	Treasurer

Robert Marcotte. Mr. Marcotte has served as our president since January 2014 and as an executive managing director of the Adviser since December 2013. From 2002 to December 2013 Mr. Marcotte worked at MCG Capital Corporation, serving as executive vice president and co-head of asset management for MCG Capital Corporation since 2007, where he was responsible for investment origination, evaluation, underwriting and portfolio management for the $500+ million publically traded business development company. He also served on MCG Capital Corporation’s investment committee since 2007. Mr. Marcotte was chief financial officer for Aleron, Inc, a wholesale internet access and network services provider, from 2001 to 2002, and worked in the investment banking division of Goldman, Sachs & Co. from 1998 to 2001 and Merrill Lynch & Co. from 1992 to 1998. Mr. Marcotte worked in the project financing department for GE Capital from 1986 to 1992 and as a banking officer at Mellon Bank from 1980 to 1986. Mr. Marcotte received a Bachelor of Science in Business Administration from Georgetown University.

Melissa Morrison. Ms. Morrison served as our chief accounting officer from November 2011 to April 2013 when she was appointed chief financial officer. From September 2007 to September 2011, Ms. Morrison served in various positions providing accounting and finance services including accounting and sales finance controller roles to Tandberg, Inc., which was acquired by Cisco Systems, Inc. in April 2010. Prior to September 2007, Ms. Morrison worked at PRA International, Inc. and Ericsson NetQual Inc. in accounting manager and assistant controller positions, respectively. Her career began as an auditor at PricewaterhouseCoopers, LLC. She received a BBA from The College of William and Mary and is a licensed CPA in the Commonwealth of Virginia.

David Watson. Mr. Watson served as our chief financial officer from January 2011 to April 2013 and has served as the chief financial officer of Gladstone Investment since January 2010. He also assumed treasurer responsibilities in January 2012 for both Gladstone Capital and Gladstone Investment. Prior to joining our company, from July 2007 until January 2010, Mr. Watson was Director of Portfolio Accounting of MCG Capital Corporation. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently was acquired by Navigant Consulting, Inc., where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.

Director Independence

As required under NASDAQ listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker, Earhart and Reilly and Ms. English. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our vice chairman and chief operating officer and Mr. Dullum, our executive vice president, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Mr. Gladstone has served as chairman of our Board and our chief executive officer since our inception and as our interim president from February 2013 to January 2014. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent Lead Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee of our Board of Directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During the fiscal year ended September 30, 2013, the Audit Committee was comprised of Messrs. Parker, Reilly and Ms. English. The Audit Committee is currently comprised of Messrs. Parker (Chairman) and Reilly and Ms. English. Messrs. Adelgren, Earhart and Outland serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com. Each member of the Audit Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). In addition Messrs. Adelgren, Earhart, Outland, Parker and Reilly and Ms. English each qualify as an “audit committee financial expert” under applicable SEC rules.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of the Advisory Agreement and the Administration Agreement to evaluate whether the fees paid to the Adviser and the Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and Administrator are reasonable in relation to the nature and qualities of the services being performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the fiscal year ended

September 30, 2013, the Compensation Committee was composed of Messrs. Adelgren, Earhart and Outland. The Compensation Committee is currently comprised of Messrs. Outland (Chairman), Adelgren and Earhart, who was appointed as a member in October 2012. Messrs. Parker and Reilly, and Ms. English serve as alternate members. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com. Each member of the Compensation Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

Ethics, Nominating and Corporate Governance Committee. The Ethics, Nominating and Corporate Governance Committee of our Board is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics, Nominating and Corporate Governance Committee charter can be found on our website at www.gladstonecapital.com. The Ethics Committee is currently composed of Messrs. Adelgren (Chairman), Outland and Earhart, who was appointed as a member in October 2012. Messrs. Parker, and Reilly, and Ms. English serve as alternate members. Each member of the Ethics, Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics, Nominating and Corporate Governance Committee met four times during the last fiscal year. The Ethics, Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com.

The Offering Committee. The Offering Committee, which is composed of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Offering Committee did not meet during the last fiscal year.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 31, 2013, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our internal counsel and other members of senior management including, among others, our chief executive officer, chief financial officer, treasurer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to the Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of the Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics, Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of the Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, and Mr. Brubaker, our vice chairman and chief operating officer are employees of and compensated directly by the Adviser. Our treasurer, Mr. Watson, and our chief financial officer, Melissa Morrison, are employees of the Administrator. For the fiscal year ended September 30, 2013, our allocable portion of Ms. Morrison’s compensation paid by our Administrator was approximately $34,800 of her salary, $10,700 of her bonus, and $6,200 of the cost of her benefits and our allocable portion of Mr. Watson’s compensation paid by our Administrator was $21,977.45 of his salary, $6,144.53 of his bonus, and $3,631.26 of the cost of his benefits.

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2013, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund ($)	Total Compensation from Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$33,000	$97,000
John Reilly	$33,000	$93,000
Michela A. English	$32,000	$93,000
John H. Outland	$33,000	$97,000
Anthony W. Parker	$35,000	$102,000
Terry Earhart(2)	$30,000	$105,000

(1)	Includes compensation the director received from Gladstone Investment, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land Corporation, our affiliate and an agricultural real estate company, although not part of our Fund Complex.
(2)	Mr. Earhart joined the Board of Directors in October 2012.

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended September 30, 2013, we paid total cash compensation of $196,000 to our non-employee directors. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of the Adviser or the Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2013 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

Management Services

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee: David Gladstone, Terry Lee Brubaker, and Robert Marcotte whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of our Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone and Brubaker, please see “Management — Interested Directors and “Management — Executive Officers Who Are Not Directors.”

The Portfolio Managers are all officers or directors, or both, of the Adviser and the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

The Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded agricultural real estate company, Messrs. Gladstone, Brubaker, and Dullum (the president of Gladstone Investment) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded business development company and Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial) are primarily responsible for the day to day management of Gladstone Commercial, a publicly-traded real estate investment trust. As of September 30, 2013, the Adviser had an aggregate of approximately $1.4 billion in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of certain of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Land, Gladstone Investment and Gladstone Commercial. Mr. Marcotte, our president, is an executive managing director of the Adviser. Moreover, currently and increasingly due to the limited revision of our investment objectives and strategies in October 2012, our investment objectives and strategies will overlap with those of Gladstone Investment. Accordingly Gladstone Investment and other investment vehicles that we may establish from time to time with overlapping investment objectives and strategies may invest in asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Where the investment opportunity fits into the investment objectives and strategies of more than one fund, the Adviser and the upper management of each such fund consider additional suitability factors in allocating the investment, including, but not limited to, leverage, diversification and availability of capital. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2013, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Additionally, pursuant to an exemptive order granted by the SEC in July 2012, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

All compensation of the Portfolio Managers from the Adviser takes the form of cash. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, one of which (Gladstone Commercial) previously had a stock option plan through which the Portfolio Managers have previously received options to purchase stock of Gladstone Commercial. Gladstone Commercial terminated its stock option plan effective December 31, 2006. We also previously had a stock option plan, but it was terminated effective September 30, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of us and Gladstone Commercial with the Adviser, which have been approved by our respective stockholders. All outstanding, unexercised options under our plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Investment Advisory and Management Agreement and Administration Agreement

We are externally managed pursuant to contractual arrangements with the Adviser, under which the Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management services and fees under the Advisory Agreement

Under the Advisory Agreement, we pay the Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

We also pay the Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-based portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These waivers were applied through December 31, 2013.

The Adviser may provide services to our portfolio companies, and receive fees for such services, other than managerial assistance, under other agreements. We credit 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser.

We pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees, stockholder-related expenses, and directors and officers insurance under the Advisory Agreement.

During the fiscal years ended September 30, 2013, 2012, and 2011, we incurred total fees of approximately $8.4 million, $9.8 million and $9.7 million, respectively, to the Adviser under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 9, 2013, we renewed the Advisory Agreement through August 31, 2014. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks Related to Our External Management — We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert Marcotte, and on the continued operations of the Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with clerical, bookkeeping and record keeping services and the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are generally equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief accounting officer, chief compliance officer, internal counsel and their respective staffs. On July 9, 2013, we renewed the Administration Agreement through August 31, 2014.

During the fiscal years ended September 30, 2013, 2012 and 2011, we incurred total fees of approximately $0.7 million, $0.8 million and $0.7 million, respectively, to the Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory and Administration Agreements are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers. David Gladstone, Terry Lee Brubaker, David A. R. Dullum and Robert Marcotte are all officers or directors, or both, of the Adviser. Messrs. Gladstone and Brubaker are also officers and directors of the Administrator. David Gladstone is the controlling stockholder of the Adviser and Administrator. Ms. Morrison is also an officer of the Administrator. Although we believe that the terms of the Advisory and Administration Agreements are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and its officers and its directors have a material interest in the terms of these agreements.

Consulting Services Agreements

As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor the Adviser currently receives fees in connection with managerial assistance. The Adviser provides other services to our portfolio companies and receives fees for these other services.

On October 25, 2010, the Adviser received a payment of $277,015 from Lindmark Acquisition, LLC, or Lindmark, a wholly-owned portfolio company of ours which we own through one of our wholly-owned subsidiaries, Lindmark Holdings Corp., in connection with the performance of certain consulting services rendered from March 18, 2009 through March 31, 2010 pursuant to that certain Consulting Agreement between the Adviser and Lindmark, effective October 10, 2010 and that certain Engagement Letter Agreement between the Adviser and Lindmark Outdoor Advertising, LLC, dated November 19, 2009. Beginning with April 1, 2010, Lindmark began receiving current invoices and remitted payment for such in a timely manner. Payments for services rendered beginning April 1, 2010 and ending September 30, 2010 totaled $40,000. Payments for services rendered during the year ended September 30, 2011 totaled $8,698. There were no services rendered in the fiscal year ended September 30, 2012.

On October 29, 2010, the Adviser received a payment of $213,191 from BERTL, Inc., or Bertl, one of our previously wholly-owned portfolio companies, in connection with the performance of certain consulting services rendered from March 19, 2009 through June 30, 2010 pursuant to that certain Engagement Letter Agreement, dated March 19, 2009 between Bertl and the Adviser. Beginning with the quarter ended September 30, 2010, Bertl began receiving current quarterly invoices from the Adviser for the provision of such services and paid current through the quarter ended September 30, 2010. Payments for services rendered during the year ended September 30, 2010 totaled $7,800. There were no services rendered in the fiscal years ended September 30, 2011 or September 30, 2012.

Loan Servicing Agreement

The Adviser services the loans pledged under our credit facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $3.7 million, $3.6 million and $3.4 million were incurred for the fiscal years ended September 30, 2013, 2012 and 2011, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Loans

At September 30, 2013, we had one loan outstanding to Laura Gladstone, a managing director of our Adviser and the daughter of Mr. Gladstone, in the remaining principal amount of $175,010. This loan is due on July 13, 2015 and accrues interest at 8.26% per annum. Interest on this loan is due quarterly and Ms. Gladstone has made each of her quarterly interest payments to date. This loan is evidenced by a full recourse promissory note and was issued in connection with the exercise of stock options under our former Amended and Restated 2001 Equity Incentive Plan, as amended, which was terminated on September 30, 2006 (the “2001 Plan”), by Ms. Gladstone. The loan was made on terms available to all eligible participants under the 2001 Plan and is secured by the shares of common stock purchased upon the exercise of the options. The loan meets the requirements set forth in Section 57(j) of the 1940 Act and is fully collateralized at all times. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from this loan.

In the fiscal year ended September 30, 2013, Mr. Gladstone paid off the remaining outstanding principal balance of $2,749,004 on his loan that was due and payable in cash on August 23, 2010 and was in default at that time. This loan was also originally issued in connection with the exercise of stock options by Mr. Gladstone under the 2001 Plan and made on terms available to all eligible participants under the 2001 Plan. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory note we received from Mr. Gladstone on August 23, 2001, were expressly exempted from this prohibition. In addition, at all times that the loan was outstanding, it met the requirements set forth in Section 57(j) of the 1940 Act.

On September 7, 2010, each of Mr. Gladstone and Ms. Gladstone executed a redemption agreement with us, each of which provides that, pursuant to the terms and conditions thereof, we will automatically accept and retire the shares of our common stock pledged as collateral for their loans in partial or full satisfaction, as applicable, of

Mr. Gladstone’s or Ms. Gladstone’s obligations to us under the loans that are in default at such time that the trading price of our common stock reaches $15 per share, if ever. In entering into the redemption agreements, we reserved all of our existing rights under the promissory notes and related pledge agreements, including but not limited to the ability to foreclose on the shares of common stock pledged as collateral for the loans, or additional pledged collateral, at any time. Mr. Gladstone’s redemption agreement was terminated upon the payment of his loan in full.

Indemnification

In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the ownership of the common and preferred stock of the Company as of February 3, 2014, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 7.125% Series 2016 Term Preferred Stock, or Term Preferred Stock, and, to our knowledge, no person beneficially owns more than 5% of our Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of February 3, 2014, no independent director (or his/her immediate family members) owned securities of our Adviser.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Common Shares	Percent of Total
Directors:
David Gladstone	1,164,794	5.5%
Terry Lee Brubaker	123,883	*
Paul W. Adelgren	5,987	*
David A.R. Dullum	2,000	*
Terry Earhart	0	*
Michela A. English	1,588	*
John H. Outland	1,706	*
Anthony W. Parker	0	*
John D. Reilly	3,400	*
Named Executive Officers (that are not also Directors):
Melissa Morrison	125	*
All executive officers and directors as a group (12 persons)	1,303,584	6.2%

*	Less than 1%
(1)	This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 21,000,160 shares of common stock outstanding on February 3, 2014. No executive officers or directors held shares of our preferred stock as of February 3, 2014, nor was anyone a principal stockholder of our preferred stock on such date.
(2)	Ownership calculated in accordance with Rule 13d-3 of the 1934 Act.

The following table sets forth, as of February 3, 2014, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment Corporation in the aggregate. Gladstone Investment Corporation is our affiliate and a business development company that is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors or Nominees(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000
David A.R. Dullum	$10,001-$50,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,001-$100,000	$50,001-$100,000
Terry Earhart	None	None
Michela A. English	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony W. Parker	None	$50,001-$100,000
John D. Reilly	$10,001-$50,000	$50,001-$100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ as of February 3, 2014, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of February 3, 2014, by each independent incumbent director and nominee. As of February 3, 2014, none of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than those classes listed below.

Name	Number of Common Shares	Percent of Class of Common Shares	Number of 7.125% Series C Cumulative Term Preferred Stock		Percent of Class of Term Preferred Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	4,616	*	0		0	$83,515
Michela A. English	2,111	*	0		0	$38,189
Terry Earhart	0	*	0		0	$0
John H. Outland	1,625	*	0		0	$29,396
Anthony W. Parker	21,110	*	0		0	$381,888
John D. Reilly	2,000	*	22,281	(2)	14.5%	$605,013

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ as of February 3, 2014, by the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 2,700 shares held by Mr. Reilly’s daughter.

Gladstone Land Corporation, our affiliate and an agricultural real estate company, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of February 3, 2014, by each independent incumbent director and nominee.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	3,270	*	$45,192
Michela A. English	1,030	*	$14,236
Terry Earhart	2,000	*	$27,640
John H. Outland	1,500	*	$20,730
Anthony W. Parker	4,755	*	$65,727
John D. Reilly	1,000	*	$13,820

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ as of February 3, 2014, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common and preferred stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares.

Pursuant to our dividend reinvestment plan, if your shares are registered in your own name you can have all distributions reinvested in additional shares by Computershare, Inc., the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of such shares under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine how you may participate in a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common and preferred stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, Computershare, Inc., at Computershare CIP c/o Computershare Investor Services, by mail at P.O. Box 43078, Providence, RI 02940-3078 or by phone at 866-214-7543 (U.S. and Canada), 201-680-6578 (Outside of U.S. and Canada).

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

In order to maintain our qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term losses. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during each taxable year, we must maintain our status as a business development company;

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from interests in qualified publicly traded partnerships; and

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and we do not qualify for certain relief provisions, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years. The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our long-term capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

From time to time, we acquire debt obligations that are issued at a discount, which may include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation. In such cases, we are required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID is included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC and to avoid the imposition of federal income tax and the 4% excise tax. In such case, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to our preferred stockholders and then to our common stockholders based on the priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of our stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15th day of the 9th month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of the taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above.

In general, the federal income tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the rates applicable to ordinary income (currently up to 39.6%), and not the rates applicable to “qualified dividend income” (currently up to 20%). If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a stockholder participates in our dividend reinvestment plan, any dividends with respect to shares of our stock that are reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals of 39.6%. Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Medicare Tax on Unearned Income. Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of
28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in assets described in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than assets defined in Section 55(a)(7) (“operating assets”), which includes certain interests in furniture, equipment, real estate, or leasehold improvements, represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the business development company, alone or as part of a group, and the business development company in fact exercises a controlling influence over the management or policies of the portfolio company and, as a result of such control, has an affiliated person who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such Senior Securities if such class of Senior Securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

A business development company generally must make available significant managerial assistance to issuers of its portfolio securities that the business development company counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also may include the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies may not be changed without the approval of our Board of Directors:

•

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status we must continue to meet the definition of business development company contained in the 1940 Act, which requires us, among other things, to be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than operating assets or qualifying assets) if, after giving effect to such acquisition, the value of our

“qualifying assets,” less our operating assets, is less than 70% of the value of our total assets (excluding our operating assets). We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the Code. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a business development company, these policies are not fundamental and may be changed without stockholder approval.

Co-Investment Order

On July 26, 2012, the Securities and Exchange Commission granted us exemptive order that permits us to co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser, (or sub-advised by the Adviser if it also controls the fund), or any combination of the foregoing, subject to the conditions contained therein.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 46,000,000 of which is currently designated as common stock and 4,000,000 of which is currently designated as preferred stock. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

As of the date hereof, we have 21,000,160 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that, subject to the rights of the holders of Term Preferred Stock to vote in the election of directors, as described below, holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the NASDAQ under the ticker symbol “GLAD.”

Preferred Stock

Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Term Preferred Stock

Of the 4,000,000 shares of our capital stock designated as preferred stock, 1,610,000 of such shares are designated as 7.125% Series 2016 Term Preferred Shares, which we refer to as the Term Preferred Stock. As of the date hereof, we have 1,539,882 shares of Term Preferred Stock outstanding. Our Term Preferred Stock is listed on the NASDAQ under the symbol “GLADP.”

The following is a summary of the material terms of the Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, including Appendix A thereto relating to the Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Term Preferred Stock are entitled to monthly dividends in the amount of 7.125% per annum on the stated liquidation preference of Term Preferred Stock, or $0.1484375 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on the Term Preferred Stock when required, the dividend rate on the Term Preferred Stock will increase to 9.125% per annum until such default is cured.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Shares equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors. In addition, the holders of Term Preferred Stock have voting rights with regard to certain corporate actions, including certain amendments to our charter and certain actions relating to our election to be treated as a BDC, as set forth in the articles supplementary relating to the Term Preferred Stock.

Liquidation Rights

The Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

The Term Preferred Stock has a mandatory term redemption date of December 31, 2016, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage. We also have the option to redeem such shares at any time, subject to the requirement to pay an optional redemption premium on the amount of shares redeemed if we optionally redeem such shares before December 31, 2014. As of the date hereof we have not exercised our option to redeem any shares. In the event that we fail to redeem the Term Preferred Stock when due, the dividend rate will increase to 9.125% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

ARTICLES OF INCORPORATION AND BYLAWS

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our Board of Directors and our board is currently divided into three classes, two classes of which have three directors and one class that has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled only by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

Under the Maryland General Corporation Law and pursuant to our election in our bylaws to be subject to the provisions of Subtitle 8 of Title 3 of the Maryland General Corporation Law our directors may only be removed for cause and only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the exclusive power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting on the election of the individual so nominated or on such other business and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our articles of incorporation permit our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Articles of Incorporation and Bylaws

Our articles of incorporation may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•	a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our bylaws permit us to advance expenses so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), or any valid rule, regulation or order of the Securities and Exchange Commission (“SEC”) thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Our bylaws also obligate us, to the maximum extent permitted by Maryland law, to indemnify the foregoing persons if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the

Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance Inc. and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare, Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare, Inc. is 525 Washington Blvd., Jersey City, New Jersey 07310, telephone number 800-522-6645. Computershare, Inc. also maintains an internet website at www.computershare.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, Internal Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2013 and September 30, 2012 and for each of the three years in the period ended September 30, 2013 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2013 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

GLADSTONE CAPITAL CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2013, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (1992). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2013.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2013 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 19, 2013

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) at September 30, 2013 and 2012, the results of their operations and their cash flows for each of the three years in the period ended September 30, 2013 and the financial highlights for each of the five years in the period ended September 30, 2013, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed on page F-44 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control — Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at September 30, 2013, by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 19, 2013

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2013	2012
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $218,713 and $266,500, respectively)	$181,870	$234,171
Control investments (Cost of $104,113 and $96,521, respectively)	64,221	36,825
Affiliate investments (Cost of $9,440 and $2,000, respectively)	10,787	2,964

Total investments at fair value (Cost of $332,266 and $365,021, respectively)	256,878	273,960
Cash and cash equivalents	13,900	9,857
Restricted cash and cash equivalents	1,176	805
Interest receivable	2,488	2,696
Due from custodian	16,473	2,177
Deferred financing fees	3,086	2,957
Other assets	1,090	950

TOTAL ASSETS	$295,091	$293,402

LIABILITIES
Borrowings at fair value (Cost of $46,900 and $58,800, respectively)	$47,102	$62,451
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized; 1,539,882 shares issued and outstanding at September 30, 2013 and 2012, respectively	38,497	38,497
Accounts payable and accrued expenses	494	475
Interest payable	170	185
Fees due to Adviser(A)	1,706	1,830
Fee due to Administrator(A)	126	174
Other liabilities	1,004	1,226

TOTAL LIABILITIES	89,099	104,838

Commitments and contingencies(B)
NET ASSETS	$205,992	$188,564

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 46,000,000 shares authorized and 21,000,160 shares issued and outstanding at September 30, 2013 and 2012, respectively	$21	$21
Capital in excess of par value	322,936	324,714
Notes receivable from employees(A)	(175)	(3,024)
Cumulative net unrealized depreciation of investments	(75,388)	(91,061)
Cumulative net unrealized appreciation of other	(260)	(3,651)
Overdistributed net investment income(C)	(100)	(474)
Accumulated net realized losses	(41,042)	(37,961)

TOTAL NET ASSETS	$205,992	$188,564

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$9.81	$8.98

(A)	Refer to Note 4 — Related Party Transactions for additional information.
(B)	Refer to Note 12 — Commitments and Contingencies for additional information.
(C)	Refer to Note 10 — Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2013	2012	2011
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$27,704	$31,745	$27,497
Control investments	5,481	4,072	5,139
Affiliate investments	216	—	—
Cash and cash equivalents	3	8	1
Notes receivable from employees(A)	129	252	431

Total interest income	33,533	36,077	33,068

Other income
Non-Control/Non-Affiliate investments	2,621	4,245	1,518
Control investments	—	—	625

Total other income	2,621	4,245	2,143

Total investment income	36,154	40,322	35,211

Base management fee(A)	5,622	6,165	5,731
Incentive fee(A)	4,343	4,691	4,598
Administration fee(A)	647	753	729
Interest expense on borrowings	3,182	4,374	2,676
Dividend expense on mandatorily redeemable preferred stock	2,744	2,491	—
Amortization of deferred financing fees	1,211	1,243	1,420
Professional fees	514	1,218	1,118
Other general and administrative expenses	1,026	1,391	1,170

Expenses before credits from Adviser	19,289	22,326	17,442
Credits to fees from Adviser(A)	(1,521)	(1,048)	(643)

Total expenses net of credits	17,768	21,278	16,799

NET INVESTMENT INCOME	18,386	19,044	18,412

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Non-Control/Non-Affiliate investments	27	(7,875)	(1,122)
Control investments	(5,258)	(4,944)	(158)

Total net realized loss	(5,231)	(12,819)	(1,280)
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	(7,125)	(1,414)	(21,316)
Control investments	22,414	(10,790)	(17,396)
Affiliate investments	384	1,010	(47)
Other	3,391	(3,039)	528

Total net unrealized appreciation (depreciation)	19,064	(14,233)	(38,231)

Net realized and unrealized gain (loss)	13,833	(27,052)	(39,511)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,219	$(8,008)	$(21,099)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.88	$0.91	$0.88

Net increase (decrease) in net assets resulting from operations	$1.53	$(0.38)	$(1.00)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic and Diluted	21,000,160	21,011,123	21,039,242

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2013	2012	2011
OPERATIONS
Net investment income	$18,386	$19,044	$18,412
Net realized loss on investments	(5,231)	(12,819)	(1,280)
Net unrealized appreciation (depreciation) of investments	15,673	(11,194)	(38,759)
Net unrealized depreciation (appreciation) of other	3,391	(3,039)	528

Net increase (decrease) in net assets from operations	32,219	(8,008)	(21,099)

DISTRIBUTIONS
Distributions to common stockholders	(16,309)	(16,189)	(17,672)
Return of capital to common stockholders	(1,331)	(1,461)	—

Net decrease in net assets from distributions	(17,640)	(17,650)	(17,672)

CAPITAL TRANSACTIONS
Repayment of principal on employee notes(A)	2,849	833	3,246
Stock redemption for repayment of principal on employee notes(A)	—	(332)	—

Net increase in net assets from capital transactions	2,849	501	3,246

NET INCREASE (DECREASE) IN NET ASSETS	17,428	(25,157)	(35,525)
NET ASSETS, BEGINNING OF YEAR	188,564	213,721	249,246

NET ASSETS, END OF YEAR	$205,992	$188,564	$213,721

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$32,219	$(8,008)	$(21,099)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(90,157)	(68,941)	(136,254)
Principal repayments on investments	110,491	67,370	45,835
Proceeds from sale of investments	6,557	6,487	4,167
Increase in investment balance due to paid-in-kind interest	(234)	—	(12)
Increase in investment balance due to transferred interest	—	—	(204)
Net change in premiums, discounts and amortization	345	(121)	1,467
Decrease in loan impairment treated as contra-investment	—	—	(715)
Net realized loss on investments	5,753	12,998	1,119
Net unrealized (appreciation) depreciation of investments	(15,673)	11,194	38,759
Net unrealized (depreciation) appreciation of other	(3,391)	3,039	(528)
Increase in restricted cash and cash equivalents	(371)	(534)	2
Amortization of deferred financing fees	1,211	1,243	1,420
Decrease (increase) in interest receivable	208	370	(314)
(Increase) decrease in funds due from custodian	(14,296)	370	(2,292)
(Increase) decrease in other assets	(136)	732	(279)
Increase (decrease) in accounts payable and accrued expenses	19	(38)	(239)
Decrease in interest payable	(15)	(104)	(404)
(Decrease) increase in fees due to Adviser(A)	(124)	70	1,087
Decrease in fee due to Administrator(A)	(48)	(20)	(73)
(Decrease) increase in other liabilities	(222)	91	187

Net cash provided by (used in) operating activities	32,136	26,198	(68,370)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	84,800	74,900	120,100
Repayments on borrowings	(96,700)	(115,500)	(37,500)
Proceeds from issuance of mandatorily redeemable preferred stock	—	38,497	—
Purchase of derivative	(62)	—	—
Deferred financing fees	(1,340)	(3,550)	(804)
Distributions paid to common stockholders	(17,640)	(17,650)	(17,672)
Receipt of principal on employee notes(A)	2,849	501	3,246

Net cash (used in) provided by financing activities	(28,093)	(22,802)	67,370

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,043	3,396	(1,000)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	9,857	6,461	7,461

CASH AND CASH EQUIVALENTS, END OF YEAR	$13,900	$9,857	$6,461

CASH PAID DURING YEAR FOR INTEREST	$3,230	$4,477	$3,080
CASH PAID DURING YEAR FOR DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK	2,744	2,491	—
NON-CASH FINANCING ACTIVITIES
Stock redemption for repayment of principal on employee notes(A)	$—	$(332)	$—

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):

Non-syndicated investments:
AG Transportation Holdings, LLC	Cargo Transport	Senior Subordinated Term Debt (13.3%, Due 3/2018)(D)	$13,000	$12,818	$12,984
		Member Profit Participation (18.0% ownership)(F)(G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(G)		244	—

				14,062	12,984
Allen Edmonds Shoe Corporation	Personal and non-durable consumer products	Senior Subordinated Term Debt (11.3%, Due 12/2015)(D)	19,483	19,483	19,604
Allison Publications, LLC	Printing and publishing	Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	594
		Senior Term Debt (8.3%, Due 9/2018)(D)	2,875	2,875	2,846
		Senior Term Debt (13.0%, Due 9/2018)(C)(D)	5,400	5,400	5,346

				8,875	8,786
BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013)(D)	7,465	7,465	373
Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 2/2015)(D)	243	243	148
Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,475
		Preferred Equity Units (999 units)(F)(G)		999	192
		Common Equity Units (999 units)(F)(G)		1	—

				16,000	14,667
Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,530	7,530	7,530
		Preferred Equity Units (1,250 units)(F)(G)		1,250	1,646

				8,780	9,176
GFRC Holdings, LLC	Buildings and real estate	Line of Credit, $100 available (8.7%, Due 12/2013)(D)(I)	100	100	55
		Senior Term Debt (10.5%, Due 12/2013)(D)(I)	4,924	4,924	2,708
		Senior Subordinated Term Debt (13.0%, Due 12/2013)(D)(I)	6,598	6,598	3,629

				11,622	6,392
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2014)(D)	100	100	20
		Line of Credit, $0 available (10.0%, Due 3/2014)(D)	100	100	20
		Senior Term Debt (5.0%, Due 3/2014)(D)	4,342	4,342	868
		Common Stock Warrants (8.8% ownership)(F)(G)		66	—

				4,608	908
International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2014)(D)	2,250	2,250	1,238
		Senior Term Debt (10.5%, Due 12/2013)(D)	261	261	144
		Senior Term Debt (12.5%, Due 5/2014)(C)(D)	2,500	2,500	1,375

				5,011	2,757
Leeds Novamark Capital I, L.P.	Private equity fund — healthcare, education and childcare	Limited Partnership Interest (8.4% ownership, $2,700 uncalled capital commitment)(G)(O)		253	253
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (11.0%, Due 12/2013)(D)	6,874	6,874	1,203

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
North American Aircraft Services, LLC	Aerospace and defense	Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)	$4,750	$4,750	$4,774
		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)	2,820	2,820	2,834
		Common Stock Warrants (35,000 shares)(F)(G)		350	774

				7,920	8,382
Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)	1,472	1,472	1,432
POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017)(D)	9,422	9,422	9,540
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017)(D)	556	494	561
		Participation Unit (2.4% ownership)(F)(G)		75	—

				9,991	10,101
Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (11.0%, Due 3/2014)(D)(L)	1,000	1,000	700
		Senior Term Debt (11.0%, Due 3/2014)(D)(L)	4,125	4,125	2,888
		Senior Term Debt (11.0%, Due 3/2014)(C)(D)(L)	4,053	4,053	2,837

				9,178	6,425
PROFIT Systems Acquisition Co.	Electronics	Senior Term Debt (10.5%, Due 7/2014)(C)(D)(K)	1,950	1,950	1,950
Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)	917	917	779
		Senior Term Debt (11.3%, Due 5/2013)(D)	8,947	8,947	7,605

				9,864	8,384
Sunburst Media — Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 11/2013)(D)	6,000	6,000	600
Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $875 available (9.0%, Due 1/2014)(D)(J)	125	125	126
		Senior Term Debt (12.0%, Due 1/2014)(C)(D)(J)	2,500	2,500	2,525

				2,625	2,651
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (7.5%, Due 4/2016)(D)	850	850	723
		Senior Term Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,400
		Common Stock Warrants (77,287 shares)(F)(G)		350	18

				5,200	4,141

Subtotal — Non-syndicated investments				$157,476	$121,317

Syndicated Investments:
Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (9.8%, Due 2/2018)(E)	$1,000	$992	$1,008
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016)(E)	7,331	7,248	7,038
Ardent Medical Services, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.0%, Due 1/2019)(E)	4,000	3,927	4,070
Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017)(E)	1,000	980	1,000
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	1,000	996	969
Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 6/2020)(E)	3,000	2,971	3,015
First American Payment Systems, L.P.	Finance	Senior Subordinated Term Debt (10.8%, Due 4/2019)(E)	4,500	4,469	4,489
New Trident Holdcorp, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (10.3%, Due 7/2020)(E)	4,000	3,985	4,025
PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,914	5,000

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
RP Crown Parent, LLC	Electronics	Senior Subordinated Term Debt (11.3%, Due 12/2019)(E)	$2,000	$1,963	$2,025
Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	496	485
Steinway Musical Instruments, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	250	247	252
SumTotal Systems, Inc.	Electronics	Senior Subordinated Term Debt (10.3%, Due 5/2019)(E)	4,000	3,928	3,940
Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0% and 1.0% PIK, Due 5/2016)(E)	9,418	9,299	8,476
Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	11,000	10,939	10,890
W3, Co.	Oil and Gas	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	499	494	507
Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.3%, Due 10/2020)(E)	3,000	2,945	3,023
WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Preferred Equity (333 shares)(F)(G)		333	341
		Junior Preferred Equity (111 shares)(F)(G)		111	—
		Common Stock (1,874 shares)(F)(G)		—	—

				444	341

Subtotal — Syndicated investments				$61,237	$60,553

Total Non-Control/Non-Affiliate Investments (represented 70.8% of total investments at fair value)				$218,713	$181,870

CONTROL INVESTMENTS(Q):
Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C)(F)	$6,865	$6,865	$6,865
		Common Stock (15,500 shares)(F)(G)		1	1,867

				6,866	8,732
Lindmark Acquisition, LLC	Broadcasting and entertainment	Subordinated Term Debt (25.0%, Due 10/2017)(F)	—	—	—
		Success Fee on Senior Subordinated Term Debt(F)		—	916
		Common Stock (100 shares)(F)(G)		317	—

				317	916
LocalTel, LLC	Printing and publishing	Line of credit, $199 available (10.0%, Due 6/2014)(F)(H)	3,285	3,285	—
		Line of Credit, $1,830 available (4.7%, Due 6/2014)(F)(H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 6/2014)(F)(H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2014)(F)(H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2014)(C)(F)(H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares)(F)(G)		—	—

				10,218	—
Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2015)(D)	18,281	18,281	17,733
		Preferred Stock (2,000 shares)(F)(G)(N)		2,000	—
		Common Stock (501 shares)(F)(G)		138	—

				20,419	17,733
RBC Acquisition Corp.	Healthcare, education and childcare	Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Mortgage Note (9.5%, Due 12/2014)(F)	6,969	6,969	6,969
		Senior Term Debt (12.0%, Due 12/2014)(C)(F)	11,392	11,392	11,392
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(F)	6,000	6,000	6,000
		Preferred Stock (2,299,000 shares)(F)(G)(N)		2,299	2,447
		Common Stock (2,000,000 shares)(F)(G)		370	183

				31,030	30,991

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(Q) (Continued):
Sunshine Media Holdings	Printing and publishing	Line of credit, $400 available (4.8%, Due 8/2014)(D)(H)	$1,600	$1,600	$320
		Senior Term Debt (4.8%, Due 5/2016)(D)(H)	16,948	16,948	3,389
		Senior Term Debt (5.5%, Due 5/2016)(C)(D)(H)	10,700	10,700	2,140
		Preferred Equity (15,270 shares)(F)(G)(N)		5,275	—
		Common Stock (1,867 shares)(F)(G)		740	—
		Common Stock Warrants (72 shares)		—	—

				35,263	5,849

Total Control Investments (represented 25.0% of total investments at fair value)				$104,113	$64,221

AFFILATE INVESTMENTS(R):
Ashland Acquisition, LLC	Printing and publishing	Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)	$—	$—	$—
		Senior Term Debt (12.0%, Due 7/2018)(D)	7,000	7,000	7,000
		Common Equity Units (8,800 units)(F)(G)(N)		440	440

				7,440	7,440
FedCap Partners, LLC	Private equity fund — aerospace and defense	Class A Membership Units (80 units)(G)(M)		2,000	3,347

Total Affiliate Investments (represented 4.2% of total investments at fair value)				$9,440	$10,787

TOTAL INVESTMENTS(S)				$332,266	$256,878

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect at September 30, 2013, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	Last out tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near September 30, 2013, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Subsequent to September 30, 2013, the maturity on GFRC Holdings, LLC’s debt was extended until June 30, 2016 and the GFRC Holdings, LLC’s line of credit was repaid in full and terminated.
(J)	Subsequent to September 30, 2013, the maturity on Thibaut Acquisition Co.’s debt was extended until December 11, 2014.
(K)	Subsequent to September 30, 2013, the investment was paid off at par.
(L)	Effective October 1, 2013, Precision Acquisition Group Holdings, Inc.’s debt interest rates increased to 13.0%.
(M)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity.
(N)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than ten years after the not yet determined final closing date or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(R)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $83.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $5.5 million. Cumulative net unrealized depreciation is $78.2 million, based on a tax cost of $335.1 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(L):

Non-syndicated investments:
Access Television Network, Inc.	Broadcasting and entertainment	Senior Term Debt (14.0%, Due 2/2011)(D)(H)	$903	$903	$—
Allison Publications, LLC	Printing and publishing	Senior Term Debt (10.5%, Due 9/2013)(D)	7,864	7,864	7,510
BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013)(D)	7,465	7,465	1,866
Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 11/2012)(D)	438	438	285
CMI Acquisition, LLC	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (14.0%, Due 12/2016)(D)	14,265	14,265	13,766
Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,906
		Preferred Units (999 units)(F)(G)		999	479
		Common Units (999 units)(F)(G)		1	—

				16,000	15,385
GFRC Holdings, LLC	Buildings and real estate	Senior Term Debt (10.5%, Due 12/2013)(D)	5,124	5,124	2,587
		Senior Subordinated Term Debt (13.0%, Due 12/2013)(D)	6,598	6,598	3,332

				11,722	5,919
Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2013)(D)	100	100	40
		Line of Credit, $55 available (10.0%, Due 3/2013)(D)	45	45	18
		Senior Term Debt (5.0%, Due 3/2013)(D)	4,342	4,333	1,737
		Common Stock Warrants (8.8% ownership)(F)(G)		66	—

				4,544	1,795
International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $225 available (11.0%, Due 5/2014)(D)	2,025	2,025	1,154
		Senior Term Debt (10.5%, Due 5/2014)(D)	461	461	263
		Senior Term Debt (12.5%, Due 5/2014)(C)(D)	2,500	2,500	1,425

				4,986	2,842
Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (12.0%, Due 6/2013)(D)	8,661	8,661	4,547
North American Aircraft Services, LLC	Aerospace and defense	Line of Credit, $500 available (6.5%, Due 10/2012)(D)	1,500	1,500	1,489
		Senior Term Debt (7.5%, Due 8/2016)(D)	4,265	4,265	4,233
		Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)	4,750	4,750	4,714
		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)	2,820	2,820	2,799
		Common Stock Warrants (35,000 shares)(F)(G)		350	399

				13,685	13,634
Northstar Broadband, LLC	Broadcasting and entertainment	Senior Term Debt (0.7%, Due 12/2012)(D)	20	18	20
Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)	1,590	1,590	1,463
POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017)(D)	11,500	11,500	11,486
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017)(D)	500	428	498
		Participation Unit (2.4% ownership)(F)(G)		75	—

				12,003	11,984

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(L) (Continued):
Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (13.0%, Due 3/2013)(D)	$1,000	$1,000	$830
		Senior Term Debt (13.0%, Due 3/2013)(D)	4,125	4,125	3,424
		Senior Term Debt (13.0%, Due 3/2013)(C)(D)	4,053	4,053	3,364

				9,178	7,618
PROFIT Systems Acquisition Co.	Electronics	Senior Term Debt (10.5%, Due 7/2014)(C)(D)	2,550	2,550	2,486
Reliable Biopharmaceutical Holdings, Inc.	Healthcare, education and childcare	Line of Credit, $1,100 available (9.0%, Due 1/2013)(D)	2,900	2,900	2,690
		Mortgage Note (9.5%, Due 12/2014)(D)	7,074	7,074	6,562
		Senior Term Debt (12.0%, Due 12/2014)(C)(D)	11,452	11,452	10,622
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(D)	6,000	6,000	5,565
		Common Stock Warrants (764 shares)(F)(G)		209	—

				27,635	25,439
Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)	917	917	807
		Senior Term Debt (11.3%, Due 5/2013)(D)	8,947	8,947	7,873

				9,864	8,680
Sunburst Media — Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 11/2013)(D)	6,000	6,000	2,250
Thibaut Acquisition Co.	Home and office furnishings housewares and durable consumer products	Line of Credit, $650 available (9.0%, Due 1/2014)(D)	350	350	347
		Senior Term Debt (8.5%, Due 1/2014)(I)	25	25	25
		Senior Term Debt (12.0%, Due 1/2014)(C)(D)	3,000	3,000	2,985

				3,375	3,357
Westlake Hardware, Inc.	Retail store	Senior Subordinated Term Debt (12.3%, Due 1/2014)(D)	12,000	12,000	11,640
		Senior Subordinated Term Debt (13.5%, Due 1/2014)(D)	8,000	8,000	7,720

				20,000	19,360
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (7.5%, Due 4/2016)(D)	1,650	1,650	1,617
		Senior Term Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,920
		Common Stock Warrants (77,287 shares)(F)(G)		350	228

				6,000	5,765

Subtotal — Non-syndicated investments				$188,746	$155,971

Syndicated Investments:
Airvana Network Solutions, Inc.	Telecommunications	Senior Term Debt (10.0%, Due 3/2015)(E)	$1,071	$1,036	$1,070
Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (9.0%, Due 2/2018)(E)	1,000	992	990
Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016)(E)	7,406	7,295	7,258
Applied Systems, Inc.	Insurance	Senior Subordinated Term Debt (9.5%, Due 6/2017)(E)	1,000	992	995
Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017)(E)	1,000	975	998

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(L) (Continued):
Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	$1,000	$996	$870
Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (11.5%, Due 8/2018)(E)(I)	8,500	8,497	8,500
HGI Holding, Inc.	Personal and non-durable consumer products	Senior Term Debt (6.8%, Due 10/2016)(E)	1,566	1,539	1,574
Hubbard Radio, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (8.8%, Due 4/2018)(E)	500	496	508
Keypoint Government Solutions, Inc.	Personal, food and miscellaneous services	Senior Term Debt (10.0%, Due 12/2015)(E)	6,364	6,340	6,364
Mood Media Corporation	Electronics	Senior Term Debt (10.3%, Due 11/2018)(E)(I)	8,000	7,930	8,000
National Surgical Hospitals, Inc.	Healthcare, education and childcare	Senior Term Debt (8.3%, Due 2/2017)(E)	1,662	1,596	1,581
PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,903	4,850
Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	496	500
Springs Window Fashions, LLC	Personal and non-durable consumer products	Senior Term Debt (11.3%, Due 11/2017)(E)	7,000	6,853	6,825
SRAM, LLC	Leisure, amusement, motion pictures and entertainment	Senior Term Debt (8.5%, Due 12/2018)(E)	2,500	2,478	2,538

Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0%, Due 5/2016)(E)	9,875	9,719	9,776
Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	11,000	10,926	10,945
Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.0%, Due 6/2018)(E)(I)	3,000	2,974	3,000
WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (8.0%, Due 2/2013)(E)	277	277	274
		Senior Preferred Equity (333 shares)(F)(G)		333	460
		Junior Preferred Equity (111 shares)(F)(G)		111	164
		Common Stock (1,874 shares)(F)(G)		—	160

				721	1,058

Subtotal — Syndicated investments				$77,754	$78,200

Total Non-Control/Non-Affiliate Investments (represented 85.5% of total investments at fair value)				$266,500	$234,171

CONTROL INVESTMENTS(M):
Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C)(F)	$7,185	$7,185	$7,185
		Common Stock (15,500 shares)(F)(G)		1	4,113

				7,186	11,298
Kansas Cable Holdings, Inc.	Broadcasting and entertainment	Line of Credit, $56 available (10.0%, Due 10/2012)(D)(H)	919	910	8
		Senior Term Debt (10.0%, Due 10/2012)(D)(H)	1,500	1,444	13
		Senior Term Debt (10.0%, Due 10/2012)(D)(H)	1,039	1,000	9
		Common Stock (100 shares)(F)(G)		—	—

				3,354	30
Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (11.0%, Due 10/2017)(D)(H)	10,000	10,000	750
		Senior Subordinated Term Debt (13.0%, Due 10/2017)(D)(H)	2,000	2,000	150
		Senior Subordinated Term Debt (25.0%, Due Upon Demand)(D)(H)	1,909	1,909	143
		Common Stock (100 shares)(F)(G)		317	—

				14,226	1,043

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(M) (Continued):
LocalTel, LLC	Printing and publishing	Line of credit, $226 available (10.0%, Due 6/2013)(F)(H)	$2,624	$2,624	$548
		Line of Credit, $1,830 available (4.7%, Due 6/2013)(F)(H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 6/2013)(F)(H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2013)(F)(H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2013)(C)(F)(H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares)(F)(G)		—	—

				9,557	548
Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2013)(D)	18,281	18,272	17,824
		Common Stock (501 shares)(F)(G)		138	—

				18,410	17,824
Sunshine Media Holdings	Printing and publishing	Line of credit, $200 available (4.8%, Due 8/2014)(D)(H)	1,800	1,800	270
		Senior Term Debt (4.8%, Due 5/2016)(D)(H)	16,948	16,948	2,542
		Senior Term Debt (5.5%, Due 5/2016)(C)(D)(H)	10,700	10,700	1,605
		Preferred Equity (15,270 shares)(F)(G)(K)		5,275	—
		Common Stock (1,867 shares)(F)(G)		740	—

				35,463	4,417
Viapack, Inc.	Chemicals, plastics and rubber	Line of Credit, $0 available (6.5%, Due 3/2013)(D)	$3,800	$3,800	$760
		Senior Real Estate Term Debt (5.0%, Due 3/2014)(D)	600	600	120
		Senior Term Debt (6.2%, Due 3/2014)(C)(D)(H)	3,925	3,925	785
		Preferred Equity (100 shares)(F)(G)		—	—
		Guarantee ($300)

				8,325	1,665

Total Control Investments (represented 13.4% of total investments at fair value)				$96,521	$36,825

AFFILIATE INVESTMENTS(N):
FedCap Partners, LLC	Private equity fund — aerospace and defense	Class A Membership Units (80 units)(G)(J)		$2,000	$2,964

Total Affiliate Investments (represented 1.1% of total investments at fair value)				$2,000	$2,964

TOTAL INVESTMENTS(O)				$365,021	$273,960

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect at September 30, 2012, and due dates represent the contractual maturity date. If applicable, PIK interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near September 30, 2012, offered by the respective syndication agent’s trading desk or secondary desk.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Security was paid off, at par, subsequent to September 30, 2012, and was valued based on the payoff.
(J)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity. We reclassified this investment to correct the classification to an Affiliate investment from a Non-Control/Non-Affiliate investment as of and for the year ended September 30, 2012 in this current report on Form 10-K.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(M)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Cumulative gross unrealized depreciation for federal income tax purposes is $98.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $6.1 million. Cumulative net unrealized depreciation is $92.6 million, based on a tax cost of $366.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 23, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio investments in connection with our revolving line of credit.

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies.

The financial statements of the foregoing two subsidiaries are consolidated with those of ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 15 — Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement. Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These Consolidated Financial Statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Reclassifications

Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation for the year ended September 30, 2013 with no effect on our financial condition or results of operations.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Schedules of Investments into the following categories:

•	Control Investments — Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities;

•	Affiliate Investments — Affiliate investments are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities that are not classified as Control Investments; and

•	Non-Control/Non-Affiliate Investments — Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we typically own less than 5.0% of the issued and outstanding voting securities.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (our “Board of Directors”). In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Adviser uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Adviser may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Adviser obtains these specific third-party appraisals, the Adviser uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly traded securities, securities for which a limited market exists, and securities for which no market exists.

Publicly traded securities: The Adviser determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Adviser will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of September 30, 2013 and 2012, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Adviser values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Adviser assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if the Adviser concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Adviser bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Adviser uses the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent it has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Adviser will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Adviser considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, the Adviser develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Adviser believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Adviser applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of September 30, 2013 and 2012, the Adviser determined that the IBPs were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Adviser determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded, non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing estimates of value submitted to the Adviser by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Adviser may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Adviser first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Adviser generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Adviser has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: The Adviser values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Adviser has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Adviser estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Adviser estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Adviser may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: The Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the net asset value (“NAV”) provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Adviser might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3 — Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectible. At September 30, 2013, two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.8 million, or 2.4% of the fair value of all debt investments in our portfolio. At September 30, 2012, six portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $61.1 million, or 17.3% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $6.8 million, or 2.6% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash.

As of September 30, 2013 and 2012, we had 19 and 24 OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.3 million, $0.3 million and $0.2 million for the years ended September 30, 2013, 2012 and 2011, respectively. The unamortized balance of OID investments as of September 30, 2013 and 2012 totaled $1.0 million and $1.1 million, respectively. As of September 30, 2013, we had three investments which had a PIK interest component and as of September 30, 2012, we had one investment which had a PIK interest component. We recorded PIK interest income of $0.3 million, $20 and $12 for the years ended September 30, 2013, 2012 and 2011, respectively. We collected no PIK interest in cash for the years ended September 30, 2013, 2012 and 2011, respectively.

We also transfer past due interest to the principal balance as stipulated in certain loan amendments with portfolio companies. There were no such transfers during the years ended September 30, 2013 and 2012. We transferred past due interest to the principal balance of $0.2 million for the year ended September 30, 2011.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received an aggregate of $1.7 million of success fees during the year ended September 30, 2013, which resulted from the early payoffs at par of Westlake Hardware, Inc. (“Westlake”) for $1.1 million in December 2012 and CMI Acquisitions, LLC (“CMI”) for $0.6 million in September 2013. We received an aggregate of $4.0 million of success fees during the year ended September 30, 2012, which resulted from the early payoffs at par of Winchester Electronics for $1.2 million, Global Materials Technologies for $1.1 million, RCS Management Holding Co. for $0.9 million and Northern Contours, Inc. for $0.8 million. During the year ended September 30, 2011, we received an aggregate of $1.0 million in success fees from the early payoffs at par of Pinnacle Treatment Centers, Inc. for $0.5 million and Interfilm Holdings, Inc. for $0.1 million and also a prepaid success fee of $0.4 million from Westlake. As of September 30, 2013 and 2012, we had an aggregate off-balance sheet success fee receivable of approximately $14.8 million and $13.2 million, respectively, on our accruing debt investments.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment penalty fee schedule. During the year ended September 30, 2013, we received an aggregate of $0.9 million in prepayment fees, which resulted from the early payoffs of eight of our syndicated investments at par during the 2013 fiscal year. We received an aggregate of $0.2 million in prepayment fees during the year ended September 30, 2012, which resulted from the early payoffs of five of our syndicated investments at par during the 2012 fiscal year, and no prepayment fees were received during the year ended September 30, 2011.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the years ended September 30, 2013, 2012 and 2011 we did not record or collect any dividend income on our preferred equity investments.

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Consolidated Statements of Operations. In addition, we received an aggregate of $1.0 million from two legal settlements related to portfolio companies that was recorded in other income during the year ended September 30, 2011.

Realized Gain (Loss) and Unrealized Appreciation (Depreciation) of Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized at the trade date, typically when an investment is disposed of, and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition. Cumulative net realized appreciation or depreciation calculates the difference between the fair value of the investment and the cost basis of such investment. We must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as net unrealized appreciation or depreciation in our accompanying Consolidated Statements of Operations as required by GAAP for investment companies.

Deferred Financing Fees

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our revolving line of credit and the issuance of our mandatorily redeemable preferred stock are deferred and amortized in our accompanying Consolidated Statements of Operations using the straight-line method, which approximates the effective interest method, over the terms of the respective financing instrument. Refer to Note 7 — Mandatorily Redeemable Preferred Stock for additional information regarding our preferred stock and Note 5 — Borrowings for additional information regarding our revolving line of credit.

Related Party Fees

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is controlled by our chairman, chief executive officer and president. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator whereby we pay separately for administrative services. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4 — Related Party Transactions for additional information regarding these related party fees and agreements.

Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to distribute sufficient dividends to eliminate taxable income. Refer to Note 11 — Federal and State Income Taxes for additional information regarding our RIC requirements.

We have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on our accompanying Consolidated Schedules of Investments. The purpose of the Taxable Subsidiaries is to permit us to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) while satisfying the RIC tax requirement that at least 90.0% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping us preserve our RIC status. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is considered immaterial and, therefore, it is not recorded on our accompanying Consolidated Statements of Operations.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2010 — 2013 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess or our net short-term capital gains over net long-term capital losses for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100.0% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 10 — Distributions to Common Stockholders for further information. We have a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their dividends in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company, clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we anticipate no impact on our financial position or results of operations from adopting this standard. We are currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 3. INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Adviser’s assumptions based upon the best available information.

As of September 30, 2013 and 2012, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the years ended September 30, 2013 and 2012, there were no transfers in or out of Level 1, 2 and 3.

The following table presents our investments carried at fair value as of September 30, 2013 and 2012, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	As of September 30,
	2013	2012
Non-Control/Non-Affiliate Investments
Senior debt	$82,923	$150,500
Senior subordinated debt	95,162	81,282
Junior subordinated debt	561	498
Preferred equity	2,179	1,103
Common equity/equivalents	1,045	788

Total Non-Control/Non-Affiliate Investments	$181,870	$234,171

Control Investments
Senior debt	$28,211	$6,660
Senior subordinated debt	31,513	26,052
Preferred equity	2,447	—
Common equity/equivalents	2,050	4,113

Total Control Investments	$64,221	$36,825

Affiliate Investments
Senior debt	$7,000	$—
Common equity/equivalents	3,787	2,964

Total Affiliate Investments	$10,787	$2,964

Total Investments at Fair Value	$256,878	$273,960

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2013 and 2012. In addition to the techniques and inputs noted in the table below, according to our Policy, the Adviser may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of September 30,						Range / Weighted Average as of September 30,
	2013	2012	Valuation Techniques/ Methodologies		Unobservable Input		2013	2012
Senior debt(F)	$64,892	$96,037	SPSE	(A)	EBITDA	(B)	$(80) – $4,754 / $1,463	($1,164) – $4,886 / $987
					Risk ratings	(C)	3.0 – 10.0 / 6.0	2.0 – 10.0 / 5.4
	30,881	548	Market Quotes		IBP	(D)	90.0% – 100.8% / 95.8%	87.0% – 101.5% / 98.8%
	22,361	60,575	TEV		Revenue multiples	(B)	0.3x – 2.3 x / 1.7x	0.2x
					Revenue	(B)	$2,451 – $13,905 / $10,312	$2,474
Senior subordinated debt(G)	84,124	83,807	SPSE	(A)	EBITDA	(B)	$1,220 – $15,891 / $7,797	$723 – $14,055 / $6,418
					Risk ratings	(C)	2.0 – 7.0 / 5.0	2.0 – 7.0 / 4.7
	29,331	16,840	Market Quotes		IBP	(D)	98.5% – 101.8% / 100.3%	97.0% – 101.5% / 98.1%
	13,781	7,185	TEV		EBITDA multiples	(B)	4.5x	5.0x
					EBITDA	(B)	$2,653	$3,222
					Revenue multiples	(B)	2.3x	—
					Revenue	(B)	$13,905	—
Preferred and common equity / equivalents(H)	7,908	6,004	TEV		EBITDA multiples	(B)	3.8x – 7.9x / 5.0x	4.2x – 9.2x / 6.0x
					EBITDA	(B)	$84 – $8,724 / $3,107	($1,164) – $10,967 / $1,333
					Revenue multiples	(B)	0.3x – 2.3x / 2.3x	0.2x – 2.2x / 0.2x
					Revenue	(B)	$2,451 – $13,905 / $13,903	$1,057 – $2,474 / $2,469
	3,600	2,964	Other	(E)

Total Investments	$256,878	$273,960

(A)	SPSE makes an independent assessment of the data the Adviser submits to them (which includes the financial and operational performance, as well as the Adviser’s internally assessed risk ratings of the portfolio companies — see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to the Adviser is proprietary in nature.
(B)	Adjusted earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input, which is generally based on the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies. EBITDA multiples, generally indexed, represent the Adviser’s estimate of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiple inputs are used in the TEV fair value determination and the issuer’s debt, equity, and/or equity-like securities are valued in accordance with the Adviser’s liquidity waterfall approach. In limited cases, the revenue from the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies and the related revenue multiples, generally indexed, are used to provide a TEV fair value determination of our bundled debt and equity investments.
(C)	As part of the Adviser’s valuation procedures, it risk rates all of our investments in debt securities. The Adviser uses the Nationally Recognized Statistical Rating Organization’s risk rating system for generally all of our syndicated loans and a proprietary risk rating system for all other debt securities. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.
(D)	The Adviser generally bases the value of our syndicated debt securities on the IBP offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. These bid prices are non-binding and are generally based on the underlying company performance and security characteristics, as well as other market conditions and credit risk factors.

(E)	Includes private equity fund investments, which the Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the NAV provided by the non-control fund.
(F)	As of September 30, 2013, includes one new proprietary debt investment for $7.0 million, which was valued at cost. As of September 30, 2012, includes an aggregate of $11.0 million in three debt only investments, which subsequently paid off at par and, as such, were valued based on the payoff.
(G)	As of September 30, 2012, includes $8.5 million in one debt only investment, which subsequently paid off at par and, as such, was valued based on the payoff.
(H)	As of September 30, 2013, includes one new proprietary equity investment for $0.4 million, which was valued at cost.

A portfolio company’s EBITDA and EBITDA multiples are the significant unobservable inputs generally included in the Adviser’s internally assessed TEV models used to value our proprietary debt and equity investments. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our Policy, the Adviser generally uses an indexed EBITDA multiple in these TEV models. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, company size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2013 and 2012 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these cases, we categorize the fair value measurement in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

Year Ended September 30, 2013:	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2012	$157,160	$107,832	$1,103	$7,865	$273,960
Total (losses) gains:
Net realized (losses) gains(B)	(5,883)	130	—	—	(5,753)
Net unrealized (depreciation) appreciation(C)	(5,344)	95	(2,026)	(3,080)	(10,355)
Reversal of prior periods’ net depreciation on realization(C)	10,145	15,883	—	—	26,028
New investments, repayments, and settlements:(D)
Issuances/originations	14,971	67,774	5,549	2,097	90,391
Settlements/repayments	(46,358)	(64,478)	—	—	(110,836)
Sales	(6,557)	—	—	—	(6,557)

Fair Value as of September 30, 2013	$118,134	$127,236	$4,626	$6,882	$256,878

Year Ended September 30, 2012:	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2011	$200,145	$92,148	$566	$10,088	$302,947
Total (losses) gains:
Net realized (losses) gains(B)	(10,155)	34	—	(2,877)	(12,998)
Net unrealized depreciation(C)	(18,033)	(3,799)	(3,262)	(3,100)	(28,194)
Reversal of prior periods’ net depreciation on realization(C)	13,565	541	—	2,894	17,000
New investments, repayments, and settlements:(D)
Issuances/originations	32,446	31,820	3,799	876	68,941
Settlements/repayments	(46,992)	(20,257)	—	—	(67,249)
Sales	(6,471)	—	—	(16)	(6,487)
Transfers	(7,345)	7,345	—	—	—

Fair Value as of September 30, 2012	$157,160	$107,832	$1,103	$7,865	$273,960

(A)	Includes a junior subordinated investment totaling $0.6 million and $0.5 million in fair value as of September 30, 2013 and 2012, respectively. There were no junior subordinated investments held as of September 30, 2011.
(B)	Included in net realized loss on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2013 and 2012.
(C)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2013 and 2012.
(D)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

Non-Syndicated Investments

As of September 30, 2013 and 2012, we held 29 and 30 non-syndicated investments with an aggregate fair value of $196.3 million and $195.8 million, or 76.4% and 71.5% of the total aggregate portfolio, respectively. During the year ended September 30, 2013, we invested in five new non-syndicated investments for an aggregate of $50.2 million; sold two non-syndicated investments for an aggregate realized loss of $5.3 million; wrote off one non-syndicated investment for a realized loss of $0.9 million; and had two non-syndicated investments pay off early at par (Westlake and CMI), for which we received aggregate principal payments of $34.3 million and aggregate success fees of $1.7 million. Additionally, during the year ended September 30, 2013, we funded an aggregate of $9.7 million to existing non-syndicated portfolio companies through revolver draws and add-on investments, while scheduled and unscheduled principal repayments totaled $63.6 million from existing non-syndicated portfolio companies (exclusive of the aforementioned $34.3 million early payoffs at par). The following significant non-syndicated investment transactions occurred during the year ended September 30, 2013:

•	Viapack, Inc.— In November 2012, we sold our investment in Viapack, Inc. (“Viapack”) for net proceeds of $5.9 million, which resulted in a realized loss of $2.4 million recorded in the three months ended December 31, 2012. Viapack was partially on non-accrual status at the time of the sale.

•	AG Transportation Holdings, LLC. — In December 2012, we invested $14.0 million in AG Transportation Holdings, LLC (“AG Trucking”) through a combination of senior subordinated term debt and equity. AG Trucking, headquartered in Goshen, Indiana, is a regional food-grade liquid and dry bulk carrier providing a variety of bulk transportation services, including liquid transportation, dry bulk dumps, freight brokering, private fleet conversion and project runs to large international agricultural and food manufacturing firms.

•	Allen Edmonds Shoe Corporation — In December 2012, we invested $19.5 million in Allen Edmonds Shoe Corporation (“Allen Edmonds”) through senior subordinated term debt that we purchased from one of Allen Edmonds’ existing lenders. Allen Edmonds, headquartered in Port Washington, Wisconsin, manufactures premium men’s footwear and accessories, which it sells through its retail stores, catalogs and internet site and also through its wholesale and e-commerce channels.

•	RBC Acquisition Corp. — In March 2013, we acquired a controlling equity position in RBC Acquisition Corp. (“Reliable”) and invested $2.0 million in additional equity capital in the form of preferred equity. In addition, we invested $0.3 million in preferred equity in August 2013 and an aggregate of $1.1 million in line of credit draws during the year ended September 30, 2013. As of September 30, 2013, Reliable was classified as a Control portfolio company. Reliable was known as Reliable Biopharmaceutical Holdings, Inc. before its recapitalization in March 2013 and is therefore included on our accompanying Consolidated Schedule of Investments as of September 30, 2012 under the name Reliable Biopharmaceutical Holdings, Inc.

•	Kansas Cable Holdings, Inc. — In April 2013, we sold our investment in Kansas Cable Holdings, Inc. (“KCH”) for net proceeds of $0.6 million, which resulted in a realized loss of $2.9 million recorded in the three months ended June 30, 2013. KCH was on non-accrual status at the time of the sale.

•	Funko, LLC — In May 2013, we invested $8.8 million in Funko, LLC (“Funko”), through a combination of senior subordinated term debt and preferred equity. Funko, headquartered in Lynnwood, WA, is a designer, importer and marketer of pop-culture collectibles. This was our first co-investment with our affiliate fund, Gladstone Investment Corporation (“Gladstone Investment”), pursuant to an exemptive order granted by the SEC in July 2012. Gladstone Investment invested an additional $8.8 million in Funko under the same terms as us.

•	Ashland Acquisition, LLC — In July 2013, we invested $8.9 million in Ashland Acquisition, LLC (“Ashland”) through a combination of senior term debt and common equity, where we hold 20.0% of the issued and outstanding voting securities. Ashland, through its wholly-owned subsidiary that is headquartered in Ashland, Ohio, provides publishing services including digital and offset printing, warehousing, distribution, and content and marketing services.

•	Lindmark Acquisition, LLC — In September 2013, we sold substantially all of the assets in Lindmark Acquisition, LLC (“Lindmark”) for net proceeds of $14.4 million, which paid down our debt investments in full at par. Lindmark was on non-accrual status at the time of the sale.

Syndicated Investments

We held a total of 18 and 20 syndicate loans with an aggregate fair value of $60.6 million and $78.2 million, or 23.6% and 28.5% of our total investment portfolio, as of September 30, 2013 and 2012, respectively. During the year ended September 30, 2013, we invested in 10 new syndicated investments for a combined total of $30.2 million and had 12 early payoffs of syndicated investments at par for a combined total of $45.3 million. We received an aggregate of $0.9 million prepayment fees related to eight of these early payoffs of syndicated investments at par during the year ended September 30, 2013.

Investment Concentrations

As of September 30, 2013, we had loans in 47 portfolio companies located in 26 states in 19 different industries, with an aggregate fair value of $256.9 million. The five largest investments at fair value as of September 30, 2013 totaled $96.0 million, or 37.4% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2012 totaling $91.8 million, or 33.5% of our total investment portfolio. As of September 30, 2013, our average investment by obligor was $7.1 million at cost, compared to $7.3 million at cost as of September 30, 2012.

The following table outlines our investments by security type at September 30, 2013 and 2012:

	September 30, 2013				September 30, 2012
	Cost		Fair Value		Cost		Fair Value
Senior debt	$184,146	55.4%	$118,134	46.0%	$235,158	64.4%	$164,345	60.0%
Senior subordinated debt	129,013	38.8	126,675	49.3	118,469	32.5	100,149	36.5
Junior subordinated debt	494	0.2	561	0.2	428	0.1	498	0.2

Total debt investments	313,653	94.4	245,370	95.5	354,055	97.0	264,992	96.7
Preferred equity	12,268	3.7	4,626	1.8	6,719	1.8	1,103	0.4
Common equity/equivalents	6,345	1.9	6,882	2.7	4,247	1.2	7,865	2.9

Total equity investments	18,613	5.6	11,508	4.5	10,966	3.0	8,968	3.3

Total Investments	$332,266	100.0%	$256,878	100.0%	$365,021	100.0%	$273,960	100.0%

Investments at fair value consisted of the following industry classifications at September 30, 2013 and 2012:

	September 30, 2013		September 30, 2012
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$45,339	17.7%	$32,867	12.0%
Electronics	33,711	13.1	42,111	15.4
Personal and non-durable consumer products	29,032	11.3	8,399	3.1
Printing and publishing	22,224	8.7	12,760	4.6
Mining, steel, iron and non-precious metals	17,733	6.9	31,590	11.5
Broadcast and entertainment	15,534	6.0	25,505	9.3
Oil and gas	15,174	5.9	15,386	5.6
Cargo Transportation	12,984	5.1	—	—
Aerospace and defense	11,730	4.6	16,597	6.0
Automobile	9,701	3.8	12,168	4.4
Textiles and leather	8,476	3.3	9,776	3.6
Beverage, food and tobacco	7,038	2.7	7,258	2.6
Machinery	6,425	2.5	7,618	2.8
Buildings and real estate	6,392	2.5	5,920	2.2
Finance	4,489	1.7	—	—
Diversified/conglomerate manufacturing	4,482	1.7	6,824	2.5
Leisure, amusement, motion pictures and entertainment	2,756	1.1	5,380	2.0
Home and office furnishing, housewares and durable consumer goods	2,651	1.0	3,357	1.2
Personal, food and miscellaneous services	1,007	0.4	7,354	2.7
Retail store	—	—	19,360	7.1
Other, < 1.0%	—	—	3,730	1.4

Total Investments	$256,878	100.0%	$273,960	100.0%

Investments at fair value were included in the following geographic regions of the U.S. at September 30, 2013 and 2012:

	September 30, 2013		September 30, 2012
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$118,570	46.2%	$127,179	46.4%
South	68,669	26.7	62,677	22.9
West	61,737	24.0	66,268	24.2
Northeast	7,902	3.1	9,836	3.6
Outside continental U.S.	—	—	8,000	2.9

Total Investments	$256,878	100.0%	$273,960	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2013:

Fiscal year ending September 30,	Amount
2014	$72,305
2015	44,860
2016	95,288
2017	18,657
2018	45,713
Thereafter	37,779

Total Contractual Repayments	$314,602
Equity investments	18,613
Adjustments to cost basis on debt investments	(949)

Total Cost Basis of Investments Held at September 30, 2013:	$332,266

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of September 30, 2013 and 2012, we had gross receivables from portfolio companies of and $0.7 million and $0.8 million, respectively. The allowance for uncollectible receivables was and $0.1 million and $0.4 million at September 30, 2013 and 2012, respectively. In addition, we recorded an allowance for uncollectible interest receivable of $0 and $21 as of September 30, 2013 and 2012, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”). The Adviser is controlled by our chairman, chief executive officer and president. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 9, 2013, our Board of Directors approved the annual renewal of the Advisory Agreement through August 31, 2014. The following table summarizes the management fees, incentive fees and associated credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2013	2012	2011
Average total assets subject to base management fee(A)	$281,100	$308,250	$286,550
Multiplied by annual base management fee of 2.0%	2.0%	2.0%	2.0%
Base management fee(B)	5,622	6,165	5,731

Credit for fees received by Adviser from the portfolio companies	(324)	(342)	(239)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(183)	(428)	(383)

Net Base Management Fee	$5,115	$5,395	$5,109

Incentive fee(B)	$4,343	$4,691	$4,598
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(1,014)	(278)	(21)

Net Incentive Fee	$3,329	$4,413	$4,577

Credit for fees received by Adviser from the portfolio companies	$(324)	$(342)	$(239)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(183)	(428)	(383)
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(1,014)	(278)	(21)

Credits to Fees from Adviser(B)	$(1,521)	$(1,048)	$(643)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item in our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and assessed at a rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowing, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation:

•	Loan Servicing Fees

The Adviser also services the loans held by Business Loan, in return for which it generally receives a 1.5% annual fee based on the monthly aggregate outstanding balance of loans pledged under our revolving line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver Credit

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended September 30, 2013 and 2012.

•	Portfolio Company Fees Credit

Under the Advisory Agreement, the Adviser provides managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under other agreements and may receive fees for services other than managerial assistance. We credit 100.0% these fees against the base management fee that we would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2013, 2012 and 2011.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate net unrealized capital depreciation, if any, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. The entire portfolio’s aggregate net unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate net unrealized capital depreciation, if any. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through September 30, 2013, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through September 30, 2013.

As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor the Adviser receive fees in connection with this significant managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and of the Adviser, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 9, 2013, our Board of Directors approved the annual renewal of the Administration Agreement for another year through August 31, 2014.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of September 30,
	2013	2012
Base management fee due to Adviser	$529	$695
Incentive fee due to Adviser	1,177	1,135

Total fees due to Adviser	1,706	1,830

Fee due to Administrator	126	174

Total Related Party Fees Due	$1,832	$2,004

Other operating expenses due to the Adviser as of September 30, 2013 and 2012, totaled $18 and $19, respectively. In addition, as of September 30, 2013, other co-investment expenses due to Gladstone Investment totaled $0.2 million. These expenses were paid in full subsequent to year end and have been included in other liabilities on the accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2013. There were no amounts due to Gladstone Investment as of September 30, 2012.

Notes Receivable from Former Employees

We have, from time to time, held promissory notes from certain of our former employees, who are now employees of the Adviser. The notes were for the exercise of options granted under our Amended and Restated 2001 Equity Incentive Plan, which has since been terminated. The notes require the quarterly payment of interest at the market rate in effect at the date of issuance, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The notes are evidenced by full recourse notes that are due upon maturity or

60 days following termination of employment with the Adviser, and the shares of common stock purchased with the proceeds of the notes were posted as collateral. We received $2.8 million and $0.8 million in aggregated principal repayments during the years ended September 30, 2013 and 2012, respectively. As part of the payment made during the year ended September 30, 2012, one employee redeemed 39,082 shares of common stock and liquidated additional collateral to pay off an aggregate of $0.3 million of principal on his outstanding notes. There were no redemptions of common stock held by employees during the year ended September 30, 2013. We recognized interest income from all employee notes of an aggregated $0.1 million, $0.3 million and $0.4 million for the years ended September 30, 2013, 2012 and 2011, respectively.

The following table is a summary of all outstanding notes issued to employees of the Adviser for the exercise of stock options as of September 30, 2013 and 2012:

Issue Date	Original Amount of Employee Notes		Outstanding Balance of Employee Notes At September 30, 2013	Outstanding Balance of Employee Notes At September 30, 2012	Maturity Date	Original Interest Rate on Note
Aug-01	$5,900	(A)	$—	$2,749	Aug-10	4.90	%(B)
Jul-06	275	(A)	175	275	Jul-15	8.26

Total	$6,175		$175	$3,024

(A)	On September 7, 2010, we entered into redemption agreements (the “Redemption Agreements”) with David Gladstone, our chairman, chief executive officer and president, and Laura Gladstone, a Managing Director of the Adviser and the daughter of Mr. Gladstone, in connection with the maturity of secured promissory notes executed by Mr. Gladstone on August 23, 2001, in the principal amount of $5.9 million and by Ms. Gladstone on July 13, 2006, in the principal amount of $0.3 million (collectively, the “Notes”). Mr. and Ms. Gladstone originally executed the Notes to facilitate their payment of the exercise price of certain stock options (the “Options”) to acquire shares of our common stock. Concurrently with the execution of the Notes, we, together with Mr. and Ms. Gladstone entered into stock pledge agreements (collectively, the “Pledge Agreements”), pursuant to which Mr. and Ms. Gladstone granted to us a first priority security interest in the Pledged Collateral (as defined in the respective Pledge Agreements), which included 393,334 and 18,334 shares, respectively, of our common stock that Mr. and Ms. Gladstone acquired pursuant to the exercise of the Options (collectively, the “Pledged Shares”). The Redemption Agreements provide that, pursuant to the terms and conditions thereof, we will automatically accept and retire the Pledged Shares in partial or full satisfaction, as applicable, of Mr. and Ms. Gladstone’s obligations to us under the Notes at such time, if ever, that the trading price of our common stock reaches $15 per share. In entering into the Redemption Agreements, we reserved all of our existing rights under the Notes and the Pledge Agreements, including, but not limited to, the ability to foreclose on the Pledged Collateral at any time. During the years ended September 30, 2013, 2012 and 2011, Mr. Gladstone paid down $2.7 million, $0 and $3.2 million of the principal balance of his Note leaving no principal balance outstanding as of September 30, 2013. In connection with these payments, we released our first priority security interest on 183,334 and 210,000 common shares of Mr. Gladstone’s Pledged Shares during the years ended September 30, 2013 and 2011, respectively, leaving no common shares of the Company in Pledged Collateral from Mr. Gladstone as of September 30, 2013. Simultaneously with the full repayment of principal and accrued interest outstanding in July 2013, Mr. Gladstone’s related Redemption Agreement was terminated pursuant to its terms. During the year ended September 30, 2013, Ms. Gladstone paid down $0.1 million of the principal of her Note, leaving a principal balance of $0.2 million outstanding as of September 30, 2013. Ms. Gladstone had two additional secured promissory notes under the Redemption Agreements in the principal amounts of $0.3 million and $0.2 million, which were both paid in full as of September 30, 2012. In connection with Ms. Gladstone’s pay downs of principal, we have not released any of our first priority security interests on her Pledged Shares.

(B)	Prior to the payoff of Mr. Gladstone’s Note in July 2013, an event of default was triggered under this Note by virtue of Mr. Gladstone’s failure to repay the amount outstanding within five business days of August 23, 2010. As such, we had charged a default rate of an additional 2.0% per annum under this Note for all periods following default.

In accordance with ASC 505, “Equity,” our receivables from employees for the issuance of capital stock to employees prior to the receipt of cash payment should be reflected in the balance sheet as a reduction to stockholders’ equity. Therefore, our recourse notes totaling, in aggregate, $0.2 million and $3.0 million as of September 30, 2013 and 2012, respectively, were recorded as notes to employees and are included in the net assets section of our accompanying Consolidated Statements of Assets and Liabilities. As of September 30, 2013, we determined that these notes were still recourse.

NOTE 5. BORROWINGS

Revolving Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 6 to the fourth amended and restated credit agreement (our “Credit Facility”) to extend the maturity date for one year to January 19, 2016 (the “Maturity Date”). Our $137.0 million revolving Credit Facility was arranged by Key Equipment Finance Inc. (“Key Equipment”) as administrative agent. Keybank National Association (“Keybank”), Branch Banking and Trust Company and ING Capital LLC also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded from $137.0 to a maximum of $237.0 million through the addition of other committed lenders to the facility. The interest rates on advances under our Credit Facility generally bear interest at a 30-day London Interbank Offered Rate (“LIBOR”) plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50.0% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50.0%. If our Credit Facility is not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before November 30, 2016. We incurred fees of $0.7 million in April 2013 in connection with this amendment, which are being amortized through the Maturity Date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of this amendment.

Prior to the April 2013 amendment, on January 29, 2013, we, through Business Loan, amended our Credit Facility to remove the LIBOR minimum of 1.5% on advances. In addition, on January 19, 2012, we, through Business Loan, amended our Credit Facility to extend the then current maturity date of our revolving line of credit from March 15, 2012 to January 19, 2015, which has subsequently been amended to January 19, 2016, as described above. We incurred fees of $0.6 million in January 2013 and $1.5 million in January 2012 in connection with these amendments, which are being amortized through the Maturity Date of our Credit Facility. All other terms of our Credit Facility remained generally unchanged at the time of these amendments.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of September 30, 2013 and 2012 and also during the years ended September 30, 2013, 2012 and 2011.

	As of September 30,
	2013	2012
Commitment amount	$137,000	$137,000
Borrowings outstanding	46,900	58,800
Availability	60,880	54,700

	Year Ended September 30,
	2013	2012	2011
Weighted average borrowings outstanding	$53,207	$72,192	$49,169
Effective interest rate(A)	5.3%	6.0%	6.0%
Commitment (unused) fees incurred	$853	$520	$648

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, who also serves as the trustee of the account, remits the collected funds to us monthly.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility also limits payments of distributions to our stockholders to aggregate net investment income for each of the twelve month periods ending September 30, 2013, 2014, 2015 and 2016. Business Loan is subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a required minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of September 30, 2013, (ii) asset coverage with respect to senior securities representing indebtedness and senior securities that are stock, to which we refer collectively as “Senior Securities,” of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2013, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $244.5 million, an asset coverage of 341.0% and an active status as a BDC and RIC. In addition, we had 31 obligors in the borrowing base of our Credit Facility as of September 30, 2013. As of September 30, 2013, we were in compliance with all of the facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2013 and 2012, our Credit Facility was valued using Level 3 inputs.

The following tables present our Credit Facility carried at fair value as of September 30, 2013 and 2012, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the years ended September 30, 2013 and 2012:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2013	2012
Credit Facility	$47,102	$62,451

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Year Ended September 30,
	2013	2012
Fair value as of September 30, 2012 and 2011, respectively	$62,451	$100,012
Borrowings	84,800	74,900
Repayments	(96,700)	(115,500)
Net unrealized (depreciation) appreciation(A)	(3,449)	3,039

Fair Value as of September 30, 2013 and 2012, respectively	$47,102	$62,451

(A)	Included in net unrealized appreciation of other on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2013 and 2012.

The fair value of the collateral under our Credit Facility was approximately $229.3 million and $230.3 million at September 30, 2013 and 2012, respectively.

NOTE 6. INTEREST RATE CAP AGREEMENTS

On July 15, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with Keybank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit pursuant to the terms of our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement. As of September 30, 2013, the fair value of the interest rate cap agreement of $4 is recorded in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We record changes in the fair value of the interest rate cap agreement quarterly based on the current market valuation at quarter end as net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations.

Generally, we will estimate the fair value of our interest rate cap agreement using estimates of value provided by the counterparty and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2013, our interest rate cap agreement was valued using Level 3 inputs.

The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although we will not enter into any such agreements unless we believe that the other party to the transaction is creditworthy, we bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

In November 2011, we completed a public offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $36.4 million, a portion of which was used to repay outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending December 31, 2016.

The shares of our Term Preferred Stock have a redemption date of December 31, 2016, and are currently traded under the ticker symbol of “GLADP” on the NASDAQ Global Select Market. Our Term Preferred Stock is not

convertible into our common stock or any other security and provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.7 million per year). We are required to redeem all of the outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, as of the date of redemption. In addition, the two other potential redemption triggers are as follows: 1) if we fail to maintain an asset coverage ratio of at least 200.0%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and 2) at our sole option, at any time on or after December 31, 2012, we may redeem part or all of our Term Preferred Stock. No redemptions of our outstanding Term Preferred Stock have been made as of September 30, 2013.

Our Board of Directors declared and paid the following monthly distributions to preferred stockholders for the fiscal years ended September 30, 2013 and 2012:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2013	October 10, 2012	October 22, 2012	October 31, 2012	$0.14843750
	October 10, 2012	November 19, 2012	November 30, 2012	0.14843750
	October 10, 2012	December 19, 2012	December 31, 2012	0.14843750
	January 8, 2013	January 18, 2013	January 31, 2013	0.14843750
	January 8, 2013	February 15, 2013	February 28, 2013	0.14843750
	January 8, 2013	March 15, 2013	March 28, 2013	0.14843750
	April 9, 2013	April 22, 2013	April 30, 2013	0.14843750
	April 9, 2013	May 20, 2013	May 31, 2013	0.14843750
	April 9, 2013	June 19, 2013	June 28, 2013	0.14843750
	July 9, 2013	July 19, 2013	July 31, 2013	0.14843750
	July 9, 2013	August 21, 2013	August 30, 2013	0.14843750
	July 9, 2013	September 18, 2013	September 30, 2013	0.14843750

		Fiscal Year 2013 Total:		$1.78125000

2012	December 6, 2011(A)	December 16, 2011	December 30, 2011	$0.13359375
	December 6, 2011	December 16, 2011	December 30, 2011	0.14843750
	January 10, 2012	January 23, 2012	January 21, 2012	0.14843750
	January 10, 2012	February 21, 2012	February 29, 2012	0.14843750
	January 10, 2012	March 22, 2012	March 30, 2012	0.14843750
	April 10, 2012	April 20, 2012	April 30, 2012	0.14843750
	April 10, 2012	May 18, 2012	May 31, 2012	0.14843750
	April 10, 2012	June 20, 2012	June 29, 2012	0.14843750
	July 10, 2012	July 20, 2012	July 31, 2012	0.14843750
	July 10, 2012	August 22, 2012	August 31, 2012	0.14843750
	July 10, 2012	September 19, 2012	September 28, 2012	0.14843750

		Fiscal Year 2012 Total:		$1.76640625

(A)	The November 2011 distributions were prorated from the time our Term Preferred Stock was issued and outstanding (November 4 — 30, 2011), as per our final prospectus supplement dated October 28, 2011, and was paid on the same date as the December 2011 monthly distribution.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet. Therefore, the related distribution payments to preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. The fair value of our Term Preferred Stock based on the last reported closing prices as of September 30, 2013 and 2012 was approximately $40.0 million and $39.1 million, respectively.

Aggregate preferred distributions declared and paid for the years ended September 30, 2013 and 2012 were approximately $2.7 million and $2.5 million, respectively. There were no preferred distributions declared or paid for the year ended September 30, 2011. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 8. COMMON STOCK TRANSACTIONS

On November 29, 2012, we filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) that was amended on January 17, 2013, and which the SEC declared effective on January 18, 2013. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities. We have not issued any securities to date under our Registration Statement.

In addition, in October 2012, we terminated an equity distribution agreement that we and the Adviser entered into with BB&T Capital Markets, a division of Scott & Stringfellow, LLC (the “Agent”) on May 17, 2010 (the “Agreement”), under which we could, from time to time, issue and sell through the Agent, as sales agent, up to 2.0 million shares of our common stock, par value $0.001 per share. No shares were ever issued pursuant to this Agreement. Prepaid costs of $0.2 million related to the origination of this Agreement were expensed in the three months ended September 30, 2012.

During the quarter ended December 31, 2011, pursuant to the terms of our articles of incorporation, as amended, our Board of Directors approved reclassifying 4.0 million shares of common stock to shares of preferred stock in connection with our November 2011 Term Preferred Stock offering.

NOTE 9. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the years ended September 30, 2013, 2012 and 2011:

	Year Ended September 30,
	2013	2012	2011
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per common share	$32,219	$(8,008)	$(21,099)
Denominator for basic and diluted weighted average common shares	21,000,160	21,011,123	21,039,242

Basic and Diluted Net Increase (Decrease) in Net Assets Resulting from Operations per Weighted Average Common Share	$1.53	$(0.38)	$(1.00)

NOTE 10. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. It is our policy to pay out as a distribution to our stockholders more than 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on the fiscal year earnings estimated by management. Based on that estimate, three monthly distributions are declared each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the IRS Form 1099 at the end of each calendar year. For the calendar year ended December 31, 2012, approximately 92.0% of our common distributions constituted ordinary income and the remaining approximately 8.0% constituted a return of capital for federal income tax purposes. The return of capital resulted primarily from GAAP realized losses being recognized as ordinary losses for federal income tax purposes. For the calendar years ended December 31, 2011 and 2010, 100.0% of our distributions were deemed to be paid from ordinary income.

Our Board of Directors declared and paid the following monthly distributions to common stockholders for the fiscal years ended September 30, 2013 and 2012:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2013	October 10, 2012	October 22, 2012	October 31, 2012	$0.07
	October 10, 2012	November 19, 2012	November 30, 2012	0.07
	October 10, 2012	December 19, 2012	December 31, 2012	0.07
	January 8, 2013	January 18, 2013	January 31, 2013	0.07
	January 8, 2013	February 15, 2013	February 28, 2013	0.07
	January 8, 2013	March 15, 2013	March 28, 2013	0.07
	April 9, 2013	April 22, 2013	April 30, 2013	0.07
	April 9, 2013	May 20, 2013	May 31, 2013	0.07
	April 9, 2013	June 19, 2013	June 28, 2013	0.07
	July 9, 2013	July 19, 2013	July 31, 2013	0.07
	July 9, 2013	August 21, 2013	August 30, 2013	0.07
	July 9, 2013	September 18, 2013	September 30, 2013	0.07

		Fiscal Year 2013 Total:		$0.84

2012	October 11, 2011	October 21, 2011	October 31, 2011	$0.07
	October 11, 2011	November 17, 2011	November 30, 2011	0.07
	October 11, 2011	December 21, 2011	December 30, 2011	0.07
	January 10, 2012	January 23, 2012	January 31, 2012	0.07
	January 10, 2012	February 21, 2012	February 29, 2012	0.07
	January 10, 2012	March 22, 2012	March 30, 2012	0.07
	April 11, 2012	April 20, 2012	April 30, 2012	0.07
	April 11, 2012	May 18, 2012	May 31, 2012	0.07
	April 11, 2012	June 20, 2012	June 29, 2012	0.07
	July 10, 2012	July 20, 2012	July 31, 2012	0.07
	July 10, 2012	August 22, 2012	August 31, 2012	0.07
	July 10, 2012	September 19, 2012	September 28, 2012	0.07

		Fiscal Year 2012 Total:		$0.84

Aggregate distributions to our common stockholders declared and paid for each of the years ended September 30, 2013 and 2012 were approximately $17.6 million and $17.7 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. For each of the years ended September 30, 2013 and 2012, common stockholder distributions declared and paid exceeded our accumulated earnings and profits (after taking into account Term Preferred Stock dividends), which resulted in a partial return of capital of approximately $1.3 million and $1.5 million, respectively. The returns of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes in each of those fiscal years. Our accumulated earnings and profits exceeded common stockholder distributions declared and paid for the year ended September 30, 2011, and we therefore elected to treat $0.7 million of common distributions paid in fiscal year 2011 as having been paid in fiscal year 2012.

The components of our net assets on a tax basis were as follows:

	Year Ended September 30,
	2013	2012
Common stock	$21	$21
Capital in excess of par value	322,936	324,714
Notes receivable — employees	(175)	(3,024)
Net unrealized depreciation of investments	(78,239)	(92,603)
Net unrealized appreciation of other	(260)	(3,651)
Capital loss carryforward	(35,569)	(28,808)
Post-October tax loss deferral	(2,486)	(7,726)
Other temporary differences	(236)	(359)

Net Assets	$205,992	$188,564

We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a “deemed distribution.” As of September 30, 2013, we had $26.4 million and $0.9 million of capital loss carryforwards that expire in 2018 and 2019, respectively. Additionally, as of September 30, 2013, we had $8.3 million of capital loss carryforwards that do not expire. We had no deemed distributions during the years ended September 30, 2013, 2012 and 2011.

For the years ended September 30, 2013 and 2012, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Results of operations, net assets nor cash flows were affected by this revision.

	Year Ended September 30,
	2013	2012
Overdistributed net investment income	$(373)	$(1,977)
Accumulated net realized losses	2,151	3,843
Capital in excess of par value	(1,778)	(1,866)

The tax character of distributions paid by us to common stockholders is summarized as follows:

	Year Ended September 30,
	2013	2012	2011
Distributions from:
Ordinary income	$16,309	$16,189	$17,672
Return of capital	1,331	1,461	—

Total Common Distributions	$17,640	$17,650	$17,672

NOTE 11. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income. Our policy generally is to make distributions to our stockholders in amount up to 100.0% of our investment company taxable income. Because we have distributed more than 90.0% of our investment company taxable income, no income tax provisions have been recorded for the years ended September 30, 2013, 2012 and 2011.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. No excise tax provisions have been recorded for the years ended September 30, 2013, 2012 and 2011.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the previous regulation.

NOTE 12. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition or results of operation. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of September 30, 2013, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability amount recorded against the escrow amounts was $0 and $0.5 million as of September 30, 2013 and 2012, respectively, and is recorded in other liabilities on our accompanying Consolidated Statements of Assets and Liabilities.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit with portfolio companies, we, from time to time, have also extended certain guarantees on behalf of some of our portfolio companies during the normal course of business. In January 2012, we executed a guarantee for one of our Control investments, Viapack, to irrevocably and unconditionally guarantee payment and performance of Viapack’s obligations regarding purchase agreements and expenses to one of its vendors. This guarantee, for a maximum amount of $0.3 million, was terminated effective January 4, 2013, as part of the sale of our investment in Viapack. We were never required to make any payments on this guarantee. As of September 30, 2013, we were not party to any guarantees.

When investing in certain private equity funds, we may have uncalled capital commitments depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of September 30, 2013, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

We estimated the fair value of our unused line of credit and uncalled capital commitments and our guarantee as of September 30, 2013 and 2012 to be minimal; and therefore, they are not recorded on our accompanying Consolidated Statements of Assets and Liabilities. The following table summarizes the dollar balances of our unused line of credit and uncalled capital commitments and our guarantee as of September 30, 2013 and 2012:

	As of September 30,
	2013	2012
Unused line of credit commitments	$6,524	$4,854
Uncalled capital commitment	2,700	—
Guarantee	—	300

Total	$9,224	$5,154

NOTE 13. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended September 30,
	2013	2012	2011	2010	2009
Per Common Share Data:
Net asset value at beginning of year(A)	$8.98	$10.16	$11.85	$11.81	$12.89
Income from investment operations(B)
Net investment income	0.88	0.91	0.88	0.84	1.00
Net realized loss on investments and other	(0.25)	(0.61)	(0.06)	(0.14)	(1.26)
Net unrealized appreciation (depreciation) of investments	0.74	(0.53)	(1.84)	0.11	0.45
Net unrealized appreciation (depreciation) of other	0.16	(0.15)	0.02	(0.03)	(0.01)

Total from investment operations	1.53	(0.38)	(1.00)	0.78	0.18

Distributions to common stockholders from(B)(C)
Taxable ordinary income	(0.78)	(0.77)	(0.84)	(0.80)	(0.99)
Return of capital	(0.06)	(0.07)	—	(0.04)	(0.27)

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(1.26)

Capital share transactions(B)
Repayment of principal on employee notes	0.14	0.04	0.15	0.07	—
Stock redemption for repayment on employee notes	—	(0.02)	—	—	—
Conversion of recourse to non-recourse notes	—	—	—	(0.02)	—
Reclassification of principal on employee note	—	—	—	0.02	—
Anti-dilutive effect of common stock reduction	—	—	—	0.03	—

Total from capital share transactions	0.14	0.02	0.15	0.10	—

Other, net(B)(D)	—	0.02	—	—	—

Net asset value at end of year(A)	$9.81	$8.98	$10.16	$11.85	$11.81

Per common share market value at beginning of year	$8.75	$6.86	$11.27	$8.93	$15.24

Per common share market value at end of year	8.73	8.75	6.86	11.27	8.93
Total return(E)	9.90%	41.39%	(33.77)%	37.46%	(30.94)%
Common stock outstanding at end of year(A)	21,000,160	21,000,160	21,039,242	21,039,242	21,087,574

Statement of Assets and Liabilities Data:
Net assets at end of year	$205,992	$188,564	$213,721	$249,246	$249,076
Average net assets(F)	189,599	201,012	235,901	249,968	253,316
Senior Securities Data:
Borrowings under Credit Facility, at cost	$46,900	$58,800	$99,400	$16,800	$83,000
Mandatorily redeemable preferred stock	38,497	38,497	—	—	—
Asset coverage ratio(G)	341%	296%	315%	1,419%	396%
Average coverage per unit(H)	$3,410	$2,963	$3,150	$14,187	$3,963
Ratios/Supplemental Data:
Ratio of expenses to average net assets(I)	10.17%	11.11%	7.39%	7.28%	9.97%
Ratio of net expenses to average net assets(J)(K)	9.37	10.59	7.12	7.11	8.52
Ratio of net investment income to average net assets(L)	9.70	9.47	7.81	7.10	8.30

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average basic per share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	Represents the impact of the different share amounts (weighted average shares outstanding during the year and shares outstanding at the end of the year) in the per share data calculations and rounding impacts.
(E)	Total return equals the change in the ending market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 10 — Distributions to Common Stockholders.
(F)	Computed using the average of the balance of net assets at the end of each month of the reporting year.
(G)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200.0% on our Senior Securities. Our mandatorily redeemable preferred stock is a Senior Security that is stock.
(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits from the Adviser to the base management and incentive fees.
(K)	Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net expenses to average net assets would have been 9.91%, 10.24%, 6.95%, 7.03% and 7.11% for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009, respectively.
(L)	Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net investment income to average net assets would have been 9.17%, 9.13%, 7.64%, 7.02% and 6.89% for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009, respectively.

NOTE 14. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2013
	Quarter Ended December 31, 2012	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013
Total investment income	$9,828	$8,424	$8,551	$9,351
Net investment income	4,859	4,410	4,410	4,707
Net increase (decrease) in net assets resulting from operations	8,366	(2,763)	(2,059)	28,675
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.40	$(0.13)	$(0.10)	$1.36

	Year Ended September 30, 2012
	Quarter Ended December 31, 2011	Quarter Ended March 31, 2012	Quarter Ended June 30, 2012	Quarter Ended September 30, 2012
Total investment income	$9,320	$10,996	$9,961	$10,045
Net investment income	4,418	5,216	4,869	4,541
Net (decrease) increase in net Assets resulting from operations	(1,289)	(1,603)	(10,580)	5,464
Net (Decrease) Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.06)	$(0.08)	$(0.50)	$0.26

NOTE 15. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated subsidiaries as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011, that meet the definition of significant subsidiary under Rule 1-02(w) of the SEC’s Regulation S-X. Accordingly, pursuant to Rule 3-09 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2013	2012	Income Statement	2013	2012	2011
Defiance Integrated	Current assets	$5,116	$5,809	Net sales	$24,012	$25,417	$23,997
Technologies, Inc.	Noncurrent assets	11,086	11,364	Gross profit	4,282	4,790	6,483
	Current liabilities	2,417	3,819	Net income	597	983	841
	Noncurrent liabilities	8,725	8,944
Lindmark Acquisition, LLC	Current assets	3,376	732	Net sales	7,236	7,372	8,312
	Noncurrent assets	1,309	28,870	Gross profit	4,346	4,531	4,758
	Current liabilities	2,004	820	Net income	8,408	(2,216)	(2,244)
	Noncurrent liabilities	6,661	41,132
Sunshine Media Group, Inc.	Current assets	3,134	3,501	Net sales	14,943	16,618	18,093
	Noncurrent assets	14,713	15,528	Gross profit	6,285	7,507	10,659
	Current liabilities	9,645	8,594	Net income	(2,231)	(4,785)	(2,919)
	Noncurrent liabilities	28,554	28,554
Viapack, Inc.(A)	Current assets	—	4,929	Net sales	3,848	22,461	21,770
	Noncurrent assets	—	3,208	Gross profit	456	1,737	2,895
	Current liabilities	—	11,662	Net income	(154)	(12,114)	(3,202)
	Noncurrent liabilities	—	5,330

(A)	We exited our investment in Viapack in November 2012.

In addition, we have other unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized, comparative financial information is presented below in aggregate as of September 30, 2013 and 2012 and for the years ended September 30, 2013, 2012 and 2011.

	As of September 30,			For the Year Ended September 30,
Balance Sheet	2013	2012	Income Statement	2013	2012	2011
Current assets	$43,791	$49,430	Net sales	$116,509	$119,202	$123,077
Noncurrent assets	34,586	53,760	Gross profit	9,839	10,736	23,765
Current liabilities	22,273	22,726	Net income	(17,922)	(4,677)	166
Noncurrent liabilities	77,951	81,279

NOTE 16. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to September 30, 2013, we invested $8.0 million in three new syndicated loans and $0.5 million in revolver draws and investments to existing portfolio companies. We also received $3.7 million in scheduled and unscheduled loan repayments from existing portfolio companies, which included the early payoff at par of Profit Systems Acquisition Co.

In October 2013, we invested $7.0 million in Alloy Die Casting Co. (“ADC”) through a combination of senior term debt and equity. ADC, headquartered in Buena Park, CA, is a manufacturer of high quality, finished aluminum and zinc castings for aerospace, defense, aftermarket automotive and industrial applications. This was a co-investment with Gladstone Investment, which invested an additional $16.3 million in ADC under the same terms as us.

Distributions

On October 8, 2013, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
October 22, 2013	October 31, 2013	$0.07	$0.1484375
November 14, 2013	November 29, 2013	0.07	0.1484375
December 16, 2013	December 31, 2013	0.07	0.1484375

	Total for the Quarter	$0.21	$0.4453125

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of September 30, 2012	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2013
CONTROL INVESTMENTS:
Defiance Integrated Technologies, Inc.	Senior Term Debt	$779	$7,185	$—	$(320)	$6,865
	Common Stock	—	4,113	—	(2,246)	1,867

		779	11,298	—	(2,566)	8,732
Kansas Cable Holdings, Inc.(H)	Line of Credit(F)	—	8	1,058	(1,066)	—
	Senior Term Debt(F)	—	13	1,493	(1,506)	—
	Senior Term Debt(F)	—	9	1,033	(1,042)	—
	Common Stock	—	—	—	—	—

		—	30	3,584	(3,614)	—
Lindmark Acquisition, LLC	Senior Subordinated Term Debt(F)	—	750	9,750	(10,500)	—
	Senior Subordinated Term Debt(F)	—	150	1,950	(2,100)	—
	Senior Subordinated Term Debt(F)	—	143	3,678	(2,905)	916
	Common Stock	—	—	—	—	—

		—	1,043	15,378	(15,505)	916
LocalTel, LLC	Line of Credit(F)	—	548	691	(1,239)	—
	Senior Term Debt(F)	—	—	—	—	—
	Line of Credit(F)	—	—	—	—	—
	Senior Term Debt(F)	—	—	—	—	—
	Senior Term Debt(F)	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		—	548	691	(1,239)	—
Midwest Metal Distributions, Inc	Senior Subordinated Term Debt	2,240	17,824	231	(322)	17,733
	Common Stock Warrants	—	—	—	—	—
	Preferred Equity	—	—	2,000	(2,000)	—

		2,240	17,824	2,231	(2,322)	17,733
RBC Acquisition Corp.(G)	Line of Credit	280	—	4,113	(113)	4,000
	Mortgage Note	514	—	7,161	(192)	6,969
	Senior Term Debt	1,046	—	11,924	(532)	11,392
	Senior Subordinated Term Debt	576	—	11,565	(5,565)	6,000
	Preferred Stock	—	—	4,446	(1,999)	2,447
	Common Stock	—	—	552	(369)	183

		2,416	—	39,761	(8,770)	30,991
Sunshine Media Holdings	Line of Credit(F)	—	270	274	(224)	320
	Senior Term Debt(F)	—	2,542	1,101	(254)	3,389
	Senior Term Debt(F)	—	1,605	696	(161)	2,140
	Preferred Equity	—	—	—	—	—
	Common Stock	—	—	—	—	—

		—	4,417	2,071	(639)	5,849
Viapack, Inc.(H)	Line of Credit(F)	41	760	3,040	(3,800)	—
	Senior Term Debt(F)	—	120	480	(600)	—
	Senior Real Estate Term Debt(F)	5	785	3,140	(3,925)	—
	Common Stock	—	—	—	—	—

		46	1,665	6,660	(8,325)	—

TOTAL CONTROL INVESTMENTS		$5,481	$36,825	$70,376	$(42,980)	$64,221

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of September 30, 2012	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2013
AFFILIATE INVESTMENTS:
Ashland Acquisition, LLC	Line of Credit	$4	$—	$—	$—	$—
	Senior Term Debt	212	—	7,000	—	7,000
	Common Equity Units	—	—	440	—	440

		216	—	7,440	—	7,440
FedCap Partners, LLC	Class A Membership Units	—	2,964	383	—	3,347

TOTAL AFFILIATE INVESTMENTS		$216	$2,964	$7,823	$—	$10,787

(A)	Certain of the listed securities are issued by affiliates(s) of the indicated portfolio company.
(B)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedules of Investments as of September 30, 2013 and 2012.
(C)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(F)	Debt security is on non-accrual status and, therefore, is considered non-income producing during the year ended September 30, 2013.
(G)	We acquired a controlling position in Reliable Acquisition Corp. in March 2013 and as such, this investment is shown as a Control investment on our accompanying Schedule of Investments as of September 30, 2013.
(H)	We exited this investment during the year ended September 30, 2013.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	December 31,	September 30,
	2013	2013
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $238,315 and $218,713, respectively)	$203,566	$181,870
Control investments (Cost of $93,962 and $104,113, respectively)	69,008	64,221
Affiliate investments (Cost of $9,440)	10,632	10,787

Total investments at fair value (Cost of $341,717 and $332,266, respectively)	283,206	256,878

Cash and cash equivalents	9,090	13,900
Restricted cash and cash equivalents	869	1,176
Interest receivable	2,485	2,488
Due from custodian	2,129	16,473
Deferred financing fees	2,770	3,086
Other assets	913	1,090

TOTAL ASSETS	$301,462	$295,091

LIABILITIES
Borrowings at fair value (Cost of $47,700 and $46,900, respectively)	$47,908	$47,102
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 1,539,882 shares issued and outstanding	38,497	38,497
Accounts payable and accrued expenses	492	494
Interest payable	148	170
Fees due to Adviser(A)	855	1,706
Fee due to Administrator(A)	203	126
Other liabilities	1,271	1,004

TOTAL LIABILITIES	$89,374	$89,099

Commitments and contingencies(B)
NET ASSETS	$212,088	$205,992

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 46,000,000 shares authorized and 21,000,160 shares issued and outstanding	$21	$21
Capital in excess of par value	322,936	322,936
Note receivable from employee(A)	(175)	(175)
Cumulative net unrealized depreciation of investments	(58,511)	(75,388)
Cumulative net unrealized appreciation of other	(267)	(260)
Overdistributed net investment income	(100)	(100)
Accumulated net realized losses	(51,816)	(41,042)

TOTAL NET ASSETS	$212,088	$205,992

NET ASSET VALUE PER COMMON SHARE AT END OF PERIOD	$10.10	$9.81

(A)	Refer to Note 4 — Related Party Transactions for additional information.
(B)	Refer to Note 11 — Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31,
	2013	2012
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$6,399	$7,314
Control investments	1,569	812
Affiliate investments	219	—
Cash and cash equivalents	—	1
Notes receivable from employees(A)	4	53

Total interest income	8,191	8,180
Other income:
Non-Control/Non-Affiliate investments	1	1,648
Control investments	200	—

Total investment income	8,392	9,828

EXPENSES
Base management fee(A)	1,456	1,432
Incentive fee(A)	974	1,215
Administration fee(A)	203	150
Interest expense on borrowings	615	856
Dividend expense on mandatorily redeemable preferred stock	686	686
Amortization of deferred financing fees	315	256
Professional fees	290	258
Other general and administrative expenses	321	317

Expenses before credits from Adviser	4,860	5,170
Credits to fees from Adviser(A)	(878)	(201)

Total expenses net of credits	3,982	4,969

NET INVESTMENT INCOME	4,410	4,859

NET REALIZED AND UNREALIZED GAIN
Net realized loss:
Non-Control/Non-Affiliate investments	—	(641)
Control investments	(10,774)	(2,407)

Total net realized loss	(10,774)	(3,048)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	2,094	(86)
Control investments	14,938	4,971
Affiliate investments	(155)	—
Other	(7)	1,670

Total net unrealized appreciation	16,870	6,555

Net realized and unrealized gain	6,096	3,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,506	$8,366

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.23

Net increase in net assets resulting from operations	$0.50	$0.40

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and Diluted	21,000,160	21,000,160

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2013	2012
OPERATIONS
Net investment income	$4,410	$4,859
Net realized loss on investments	(10,774)	(3,048)
Net unrealized appreciation of investments	16,877	4,885
Net unrealized (appreciation) depreciation of other	(7)	1,670

Net increase in net assets resulting from operations	10,506	8,366

DISTRIBUTIONS
Distributions to common stockholders	(4,410)	(4,410)
NET INCREASE IN NET ASSETS	6,096	3,956
NET ASSETS, BEGINNING OF PERIOD	205,992	188,564

NET ASSETS, END OF PERIOD	$212,088	$192,520

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,506	$8,366
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(44,881)	(51,818)
Principal repayments on investments	24,667	50,596
Proceeds from sale of investments	—	5,918
Increase in investment balance due to paid-in-kind interest	(53)	—
Net change in premiums, discounts and amortization	84	474
Net realized loss on investments	10,732	3,162
Net unrealized appreciation of investments	(16,877)	(4,885)
Net unrealized appreciation (depreciation) of other	7	(1,670)
Decrease (increase) in restricted cash and cash equivalents	307	(849)
Amortization of deferred financing fees	315	257
Decrease in interest receivable	3	32
Decrease (increase) in due from custodian	14,344	(688)
Decrease in other assets	177	254
Decrease in accounts payable and accrued expenses	(2)	(80)
Decrease in interest payable	(22)	(12)
Decrease in fees due to Adviser(A)	(851)	(46)
Increase (decrease) in fee due to Administrator(A)	77	(24)
Increase (decrease) in other liabilities	267	(45)

Net cash (used in) provided by operating activities	(1,200)	8,942

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	42,400	44,000
Repayments on borrowings	(41,600)	(47,000)
Distributions paid to common stockholders	(4,410)	(4,410)

Net cash used in financing activities	(3,610)	(7,410)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(4,810)	1,532
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	13,900	9,857

CASH AND CASH EQUIVALENTS, END OF PERIOD	$9,090	$11,389

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N):
Non-syndicated investments:

AG Transportation Holdings, LLC	Cargo transport	Senior Subordinated Term Debt (13.3%, Due 3/2018)(D)	$13,000	$12,839	$13,065
		Member Profit Participation (18.0% ownership)(F)(G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(G)		244	—

				14,083	13,065

Allison Publications, LLC	Printing and publishing	Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	599
		Senior Term Debt (8.3% , Due 9/2018)(D)	2,875	2,875	2,871
		Senior Term Debt (13.0% , Due 9/2018)(C)(D)	5,400	5,400	5,393

				8,875	8,863

Alloy Die Casting Co.	Diversified/conglomerate manufacturing	Senior Term Debt (13.5%, Due 10/2018)(I)	5,235	5,235	5,235
		Preferred Stock (1,742 shares)(G)(I)		1,742	1,742
		Common Stock (270 shares)(G)(I)		18	18

				6,995	6,995

BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013)(D)	7,465	7,465	560

Behrens Manufacturing, LLC	Diversified/conglomerate manufacturing	Senior Term Debt (13.0%, Due 12/2018)(I)	4,275	4,275	4,275
		Preferred Stock (1,253 shares)(G)(I)(L)		1,253	1,253

				5,528	5,528

Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 2/2015)(D)	198	198	114

Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,700
		Preferred Equity Units (999 units)(F)(G)		999	73
		Common Equity Units (999 units)(F)(G)		1	—

				16,000	14,773

Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,558	7,558	7,672
		Preferred Equity Units (1,305 units)(F)(G)		1,305	2,235

				8,863	9,907

GFRC Holdings, LLC	Buildings and real estate	Senior Term Debt (10.5%, Due 6/2016)(D)	4,924	4,924	3,447
		Senior Subordinated Term Debt (13.0%, Due 6/2016)(D)	6,598	6,598	4,619

				11,522	8,066

Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2014)(D)	100	100	12
		Line of Credit, $0 available (10.0%, Due 3/2014)(D)	100	100	12
		Senior Term Debt (5.0%, Due 3/2014)(D)	4,342	4,342	521
		Common Stock Warrants (8.8% ownership)(F)(G)		66	—

				4,608	545

International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2014)(D)	2,250	2,250	1,125
		Senior Term Debt (10.5%, Due 5/2014)(D)	61	61	31
		Senior Term Debt (12.5%, Due 5/2014)(C)(D)	2,700	2,700	1,350

				5,011	2,506

J.America, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (10.4%, Due 12/2019)(I)	7,500	7,500	7,500
		Senior Subordinated Term Debt (11.5%, Due 12/2019)(I)	9,500	9,500	9,500

				17,000	17,000

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal		Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):

Leeds Novamark Capital I, L.P.	Private equity fund — healthcare, education and childcare	Limited Partnership Interest (8.4% ownership, $2,800 uncalled capital commitment)(G)(M)	$		$173	$173

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (12.0%, Due 12/2013)(D)		6,874	6,874	1,203

Meridian Rack & Pinion, Inc.	Automobile	Senior Term Debt (13.5%, Due 12/2018)(I)		4,140	4,140	4,140
		Preferred Stock (1,449 shares)(G)(I)			1,449	1,449

					5,589	5,589

North American Aircraft Services, LLC	Aerospace and defense	Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)		4,750	4,750	4,797
		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)		2,820	2,820	2,848
		Common Stock Warrants (35,000 shares)(F)(G)			350	955

					7,920	8,600

Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)		1,453	1,453	1,422

POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017)(J)		7,134	7,134	7,134
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017)(J)		556	496	556
		Participation Unit (2.4% ownership)(G)(J)			75	145

					7,705	7,835

Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (13.0%, Due 3/2014)(D)		1,000	1,000	705
		Senior Term Debt (13.0%, Due 3/2014)(D)		4,125	4,125	2,908
		Senior Term Debt (13.0%, Due 3/2014)(C)(D)		4,053	4,053	2,857

					9,178	6,470

Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)		917	917	825
		Senior Term Debt (11.3%, Due 5/2013)(D)		8,947	8,947	8,052

					9,864	8,877

Sunburst Media — Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 2/2014)(D)		6,026	6,026	422

Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $1,000 available (9.0%, Due 8/2014)(D)		—	—	—
		Senior Term Debt (12.0%, Due 8/2014)(C)(D)		2,369	2,369	2,416

					2,369	2,416

Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (7.5%, Due 4/2016)(D)		650	650	566
		Senior Term Debt (12.5%, Due 4/2016)(D)		4,000	4,000	3,480
		Common Stock Warrants (77,287 shares)(F)(G)			350	—

					5,000	4,046

Subtotal — Non-syndicated investments					$168,299	$134,975

Syndicated Investments:

Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (9.8%, Due 2/2018)(E)		$1,000	$993	$1,007

Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0% and 1.3% PIK, Due 3/2016)(E)		7,313	7,236	7,020

Ardent Medical Services, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.0%, Due 1/2019)(E)		4,000	3,930	4,030

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):

ARSloane Acquisition, LLC	Printing and publishing	Senior Subordinated Term Debt (11.8%, Due 9/2020)(E)	$5,000	$4,920	$4,900

Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017)(E)	1,000	981	1,000

Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	1,000	997	930

Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 6/2020)(E)	3,000	2,971	3,060

Envision Acquisition Company, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (9.8%, Due 11/2021)(E)	2,500	2,451	2,506

First American Payment Systems, L.P.	Finance	Senior Subordinated Term Debt (10.8%, Due 4/2019)(E)	4,500	4,470	4,264

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (10.3%, Due 7/2020)(E)	4,000	3,986	4,000

PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,916	5,000

RP Crown Parent, LLC	Electronics	Senior Subordinated Term Debt (11.3%, Due 12/2019)(E)	2,000	1,964	2,020

Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	497	498

Steinway Musical Instruments, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	250	247	257

SumTotal Systems, Inc.	Electronics	Senior Subordinated Term Debt (10.3%, Due 5/2019)(E)	4,000	3,930	3,930

Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0% and 1.0% PIK, Due 5/2016)(E)	9,322	9,213	7,598

The Active Network, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 11/2021)(E)	1,000	995	1,015

Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	11,000	10,942	11,055

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (9.3%, Due 11/2021)(E)	500	493	503

W3, Co.	Oil and gas	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	499	494	501

Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.3%, Due 10/2020)(E)	3,000	2,946	3,030

WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Preferred Equity (333 shares)(F)(G)		333	467
		Junior Preferred Equity (111 shares)(F)(G)		111	—
		Common Stock (1,874 shares)(F)(G)		—	—

				444	467

Subtotal — Syndicated investments				$70,016	$68,591

Total Non-Control/Non-Affiliate Investments (represented 71.9% of total investments at fair value)				$238,315	$203,566

CONTROL INVESTMENTS(O):

Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C)(F)	$6,785	$6,785	$6,785
		Common Stock (15,500 shares)(F)(G)		1	1,663

				6,786	8,448

Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (25.0%, Due Upon Demand(F)	—	—	—
		Success Fee on Senior Subordinated Term Debt(F)		—	932
		Common Stock (100 shares)(F)(G)		317	—

				317	932

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(O) (Continued):

Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2015)(D)	$18,281	$18,281	$18,098
		Preferred Stock (2,175 shares)(F)(G)(L)		2,175	—
		Common Stock (501 shares)(F)(G)		138	—

				20,594	18,098

RBC Acquisition Corp.	Healthcare, education and childcare	Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Mortgage Note (9.5%, Due 12/2014)(F)	6,941	6,941	6,941
		Senior Term Debt (12.0%, Due 12/2014)(C)(F)	11,392	11,392	11,392
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(F)	6,000	6,000	6,000
		Preferred Stock (2,299,000 shares)(F)(G)(L)		2,299	2,519
		Common Stock (2,000,000 shares)(F)(G)		370	3,367

				31,002	34,219

Sunshine Media Holdings	Printing and publishing	Line of credit, $400 available (4.8%, Due 8/2014)(D)(H)	1,600	1,600	400
		Senior Term Debt (4.8%, Due 5/2016)(D)(H)	16,948	16,948	4,236
		Senior Term Debt (5.5%, Due 5/2016)(C)(D)(H)	10,700	10,700	2,675
		Preferred Equity (15,270 shares)(F)(G)(L)		5,275	—
		Common Stock (1,867 shares)(F)(G)		740	—
		Common Stock Warrants (72 shares)(F)(G)		—	—

				35,263	7,311

Total Control Investments (represented 24.4% of total investments at fair value)				$93,962	$69,008

AFFILATE INVESTMENTS(P):

Ashland Acquisition, LLC	Printing and publishing	Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)	$—	$—	$—
		Senior Term Debt (12.0%, Due 7/2018)(D)	7,000	7,000	7,062
		Common Equity Units (4,400 units)(F)(G)		440	223
		Preferred Equity Units (4,400 units)(F)(G)		—	—

				7,440	7,285

FedCap Partners, LLC	Private equity fund — aerospace and defense	Class A Membership Units (80 units)(G)(K)		2,000	3,347

Total Affiliate Investments (represented 3.7% of total investments at fair value)				$9,440	$10,632

TOTAL INVESTMENTS				$341,717	$283,206

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect as of December 31, 2013, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	Last out tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near December 31, 2013, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New proprietary portfolio investment valued at cost, as it was determined that the price paid during the three months ended December 31, 2013, best represents fair value as of December 31, 2013.
(J)	Subsequent to December 31, 2013, our investment in Pop Radio, LLC paid off and therefore was valued at the pay off amount as of December 31, 2013.
(K)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity.
(L)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than ten years after the not yet determined final closing date or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):
Non-syndicated investments:

AG Transportation Holdings, LLC	Cargo transport	Senior Subordinated Term Debt (13.3%, Due 3/2018)(D)	$13,000	$12,818	$12,984
		Member Profit Participation (18.0% ownership)(F)(G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(G)		244	—

				14,062	12,984

Allen Edmonds Shoe Corporation	Personal and non-durable consumer products	Senior Subordinated Term Debt (11.3%, Due 12/2015)(D)	19,483	19,483	19,604

Allison Publications, LLC	Printing and publishing	Line of Credit, $0 available (8.3%, Due 9/2016)(D)	600	600	594
		Senior Term Debt (8.3% , Due 9/2018)(D)	2,875	2,875	2,846
		Senior Term Debt (13.0% , Due 9/2018)(C)(D)	5,400	5,400	5,346

				8,875	8,786

BAS Broadcasting	Broadcasting and entertainment	Senior Term Debt (11.5%, Due 7/2013)(D)	7,465	7,465	373

Chinese Yellow Pages Company	Printing and publishing	Line of Credit, $0 available (7.3%, Due 2/2015)(D)	243	243	148

Francis Drilling Fluids, Ltd.	Oil and gas	Senior Subordinated Term Debt (12.0%, Due 11/2017)(D)	15,000	15,000	14,475
		Preferred Equity Units (999 units)(F)(G)		999	192
		Common Equity Units (999 units)(F)(G)		1	—

				16,000	14,667

Funko, LLC	Personal and non-durable consumer products	Senior Subordinated Term Debt (12.0% and 1.5% PIK, Due 5/2019)(D)	7,530	7,530	7,530
		Preferred Equity Units (1,250 units)(F)(G)		1,250	1,646

				8,780	9,176

GFRC Holdings, LLC	Buildings and real estate	Line of Credit, $100 available (8.7%, Due 12/2013)(D)(I)	100	100	55
		Senior Term Debt (10.5%, Due 12/2013)(D)(I)	4,924	4,924	2,708
		Senior Subordinated Term Debt (13.0%, Due 12/2013)(D)(I)	6,598	6,598	3,629

				11,622	6,392

Heartland Communications Group	Broadcasting and entertainment	Line of Credit, $0 available (5.0%, Due 3/2014)(D)	100	100	20
		Line of Credit, $0 available (10.0%, Due 3/2014)(D)	100	100	20
		Senior Term Debt (5.0%, Due 3/2014)(D)	4,342	4,342	868
		Common Stock Warrants (8.8% ownership)(F)(G)		66	—

				4,608	908

International Junior Golf Training Acquisition Company	Leisure, amusement, motion pictures and entertainment	Line of Credit, $0 available (11.0%, Due 5/2014)(D)	2,250	2,250	1,238

		Senior Term Debt (10.5%, Due 12/2013)(D)	261	261	144
		Senior Term Debt (12.5%, Due 5/2014)(C)(D)	2,500	2,500	1,375

				5,011	2,757

Leeds Novamark Capital I, L.P.	Private equity fund — healthcare, education and childcare	Limited Partnership Interest (8.4% ownership, $2,700 uncalled capital commitment)(G)(O)		253	253

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Senior Term Debt (11.0%, Due 12/2013)(D)	6,874	6,874	1,203

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):

North American Aircraft Services, LLC	Aerospace and defense	Senior Subordinated Term Debt (11.8%, Due 8/2016)(D)	$4,750	$4,750	$4,774
		Senior Subordinated Term Debt (12.5%, Due 8/2016)(D)	2,820	2,820	2,834
		Common Stock Warrants (35,000 shares)(F)(G)		350	774

				7,920	8,382

Ohana Media Group	Broadcasting and entertainment	Senior Term Debt (10.0%, Due 10/2016)(D)	1,472	1,472	1,432

POP Radio, LLC	Broadcasting and entertainment	Senior Term Debt (11.8%, Due 5/2017)(D)	9,422	9,422	9,540
		Junior Subordinated Term Debt (11.0% PIK, Due 11/2017)(D)	556	494	561
		Participation Unit (2.4% ownership)(F)(G)		75	—

				9,991	10,101

Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (11.0%, Due 3/2014)(D)(L)	1,000	1,000	700
		Senior Term Debt (11.0%, Due 3/2014)(D)(L)	4,125	4,125	2,888
		Senior Term Debt (11.0%, Due 3/2014)(C)(D)(L)	4,053	4,053	2,837

				9,178	6,425

PROFIT Systems Acquisition Co.	Electronics	Senior Term Debt (10.5%, Due 7/2014)(C)(D)(K)	1,950	1,950	1,950

Saunders & Associates	Electronics	Line of Credit, $0 available (11.3%, Due 5/2013)(D)	917	917	779
		Senior Term Debt (11.3%, Due 5/2013)(D)	8,947	8,947	7,605

				9,864	8,384

Sunburst Media — Louisiana, LLC	Broadcasting and entertainment	Senior Term Debt (10.5%, Due 11/2013)(D)	6,000	6,000	600

Thibaut Acquisition Co.	Home and office furnishings, housewares and durable consumer products	Line of Credit, $875 available (9.0%, Due 1/2014)(D)(J)	125	125	126
		Senior Term Debt (12.0%, Due 1/2014)(C)(D)(J)	2,500	2,500	2,525

				2,625	2,651

Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Senior Term Debt (7.5%, Due 4/2016)(D)	850	850	723
		Senior Term Debt (12.5%, Due 4/2016)(D)	4,000	4,000	3,400
		Common Stock Warrants (77,287 shares)(F)(G)		350	18

				5,200	4,141

Subtotal — Non-syndicated investments				$157,476	$121,317

Syndicated Investments:

Allied Security Holdings, LLC	Personal, food and miscellaneous services	Senior Subordinated Term Debt (9.8%, Due 2/2018)(E)	$1,000	$992	$1,008

Ameriqual Group, LLC	Beverage, food and tobacco	Senior Term Debt (9.0%, Due 3/2016)(E)	7,331	7,248	7,038

Ardent Medical Services, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.0%, Due 1/2019)(E)	4,000	3,927	4,070

Ascend Learning, LLC	Healthcare, education and childcare	Senior Subordinated Term Debt (11.5%, Due 12/2017)(E)	1,000	980	1,000

Autoparts Holdings Limited	Automobile	Senior Term Debt (10.5%, Due 1/2018)(E)	1,000	996	969

Blue Coat Systems, Inc.	Electronics	Senior Subordinated Term Debt (9.5%, Due 6/2020)(E)	3,000	2,971	3,015

First American Payment Systems, L.P.	Finance	Senior Subordinated Term Debt (10.8%, Due 4/2019)(E)	4,500	4,469	4,489

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (10.3%, Due 7/2020)(E)	4,000	3,985	4,025

PLATO Learning, Inc.	Healthcare, education and childcare	Senior Subordinated Term Debt (11.3%, Due 5/2019)(E)	5,000	4,914	5,000

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):

RP Crown Parent, LLC	Electronics	Senior Subordinated Term Debt (11.3%, Due 12/2019)(E)	$2,000	$1,963	$2,025

Sensus USA, Inc.	Electronics	Senior Term Debt (8.5%, Due 5/2018)(E)	500	496	485

Steinway Musical Instruments, Inc.	Personal and non-durable consumer products	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	250	247	252

SumTotal Systems, Inc.	Electronics	Senior Subordinated Term Debt (10.3%, Due 5/2019)(E)	4,000	3,928	3,940

Targus Group International, Inc.	Textiles and leather	Senior Term Debt (11.0% and 1.0% PIK, Due 5/2016)(E)	9,418	9,299	8,476

Vision Solutions, Inc.	Electronics	Senior Term Debt (9.5%, Due 7/2017)(E)	11,000	10,939	10,890

W3, Co.	Oil and gas	Senior Subordinated Term Debt (9.3%, Due 9/2020)(E)	499	494	507

Wall Street Systems Holdings, Inc.	Electronics	Senior Term Debt (9.3%, Due 10/2020)(E)	3,000	2,945	3,023

WP Evenflo Group Holdings, Inc.	Diversified/conglomerate manufacturing	Senior Preferred Equity (333 shares)(F)(G)		333	341
		Junior Preferred Equity (111 shares)(F)(G)		111	—
		Common Stock (1,874 shares)(F)(G)		—	—

				444	341

Subtotal — Syndicated investments				$61,237	$60,553

Total Non-Control/Non-Affiliate Investments (represented 70.8% of total investments at fair value)				$218,713	$181,870

CONTROL INVESTMENTS(Q):

Defiance Integrated Technologies, Inc.	Automobile	Senior Subordinated Term Debt (11.0%, Due 4/2016)(C)(F)	$6,865	$6,865	$6,865
		Common Stock (15,500 shares)(F)(G)		1	1,867

				6,866	8,732

Lindmark Acquisition, LLC	Broadcasting and entertainment	Senior Subordinated Term Debt (25.0%, Due Upon Demand(F)	—	—	—
		Success Fee on Senior Subordinated Term Debt(F)		—	916
		Common Stock (100 shares)(F)(G)		317	—

				317	916

LocalTel, LLC	Printing and publishing	Line of credit, $199 available (10.0%, Due 6/2014)(F)(H)	3,285	3,285	—
		Line of Credit, $1,830 available (4.7%, Due 6/2014)(F)(H)	1,170	1,170	—
		Senior Term Debt (12.5%, Due 6/2014)(F)(H)	325	325	—
		Senior Term Debt (8.5%, Due 6/2014)(F)(H)	2,688	2,688	—
		Senior Term Debt (10.5%, Due 6/2014)(C)(F)(H)	2,750	2,750	—
		Common Stock Warrants (4,000 shares)(F)(G)		—	—

				10,218	—

Midwest Metal Distribution, Inc.	Mining, steel, iron and non-precious metals	Senior Subordinated Term Debt (12.0%, Due 7/2015)(D)	18,281	18,281	17,733
		Preferred Stock (2,000 shares)(F)(G)(N)		2,000	—
		Common Stock (501 shares)(F)(G)		138	—

				20,419	17,733

RBC Acquisition Corp.	Healthcare, education and childcare	Line of Credit, $0 available (9.0%, Due 6/2014)(F)	4,000	4,000	4,000
		Mortgage Note (9.5%, Due 12/2014)(F)	6,969	6,969	6,969
		Senior Term Debt (12.0%, Due 12/2014)(C)(F)	11,392	11,392	11,392
		Senior Subordinated Term Debt (12.5%, Due 12/2014)(F)	6,000	6,000	6,000
		Preferred Stock (2,299,000 shares)(F)(G)(N)		2,299	2,447
		Common Stock (2,000,000 shares)(F)(G)		370	183

				31,030	30,991

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(Q) (Continued):

Sunshine Media Holdings	Printing and publishing	Line of credit, $400 available (4.8%, Due 8/2014)(D)(H)	$1,600	$1,600	$320
		Senior Term Debt (4.8%, Due 5/2016)(D)(H)	16,948	16,948	3,389
		Senior Term Debt (5.5%, Due 5/2016)(C)(D)(H)	10,700	10,700	2,140
		Preferred Equity (15,270 shares)(F)(G)(N)		5,275	—
		Common Stock (1,867 shares)(F)(G)		740	—
		Common Stock Warrants (72 shares)		—	—

				35,263	5,849

Total Control Investments (represented 25.0% of total investments at fair value)				$104,113	$64,221

AFFILATE INVESTMENTS(R):

Ashland Acquisition, LLC	Printing and publishing	Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)	$—	$—	$—
		Senior Term Debt (12.0%, Due 7/2018)(D)	7,000	7,000	7,000
		Common Equity Units (8,800 units)(F)(G)(N)		440	440

				7,440	7,440

FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(G)(M)		2,000	3,347

Total Affiliate Investments (represented 4.2% of total investments at fair value)				$9,440	$10,787

TOTAL INVESTMENTS(S)				$332,266	$256,878

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent cash interest rates in effect as of September 30, 2013, and due dates represent the contractual maturity date. If applicable, PIK interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the senior debt.
(D)	Fair value was primarily based on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(E)	Security valued based on the indicative bid price on or near September 30, 2013, offered by the respective syndication agent’s trading desk or secondary desk.
(F)	Fair value was primarily based on the total enterprise value of the portfolio company using a liquidity waterfall approach. We also considered discounted cash flow methodologies.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	Subsequent to September 30, 2013, the maturity on GFRC Holdings, LLC’s debt was extended until June 30, 2016 and the GFRC Holdings, LLC’s line of credit was repaid in full and terminated.
(J)	Subsequent to September 30, 2013, the maturity on Thibaut Acquisition Co.’s debt was extended until December 11, 2014.
(K)	Subsequent to September 30, 2013, the investment was paid off at par and therefore was valued at the pay off amount as of September 30, 2013.
(L)	Effective October 1, 2013, Precision Acquisition Group Holdings, Inc.’s debt interest rates increased to 13.0%.
(M)	There are certain limitations on our ability to transfer our units owned prior to dissolution of the entity, which must occur no later than May 3, 2020. No Class A member may withdraw or resign from the entity prior to the dissolution and winding up of the entity.
(N)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than ten years after the not yet determined final closing date or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(R)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $83.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $5.5 million. Cumulative net unrealized depreciation is $78.2 million, based on a tax cost of $335.1 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

DECEMBER 31, 2013

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the General Corporation Law of the State of Maryland on May 30, 2001, and completed an initial public offering on August 23, 2001. The terms “the Company,” “we,” “our,” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally-managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Our investment objectives are to (1) achieve and grow current income by investing in debt securities of established small and medium-sized businesses in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning our portfolio of investments in connection with our revolving line of credit.

Gladstone Financial Corporation (previously known as Gladstone SSBIC Corporation and herein referred to as “Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of December 31 and September 30, 2013, we held no investments through Gladstone Financial.

The financial statements of the foregoing two subsidiaries are consolidated with those of ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 13 — Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), a Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have omitted certain disclosures accompanying annual financial statements prepared in accordance with GAAP. The accompanying Condensed Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X, and the authoritative accounting guidance provided by the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any portfolio company investments, including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the three months ended December 31, 2013, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, as filed with the SEC on November 20, 2013.

Our accompanying fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Reclassifications

Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation for the three months ended December 31, 2013, with no effect on our financial condition, results of operations or cash flows.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (our “Board of Directors”). In determining the fair value of our investments, the Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

The Adviser uses valuation techniques in accordance with GAAP to value our portfolio. From time to time, the Adviser may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently, but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When the Adviser obtains these specific third-party appraisals, the Adviser uses estimates of value provided by such appraisals and its own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly traded securities: The Adviser determines the value of a publicly traded security based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own a restricted security that is not freely tradable, but for which a public market otherwise exists, the Adviser will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of December 31 and September 30, 2013, we did not have any investments in publicly traded securities.

Securities for which a limited market exists: The Adviser values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, the Adviser assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if the Adviser concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, the Adviser bases the value of the security upon the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that the Adviser uses the IBP as a basis for valuing the security, it may take further steps to consider additional information to validate that price in accordance with the Policy, including but not limited to reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid such that market prices are no longer readily available, the Adviser will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Adviser considers multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, the Adviser develops a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Adviser believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Adviser applies the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

As of December 31 and September 30, 2013, the Adviser determined that the IBPs were reliable indicators of fair value for our syndicate investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded, non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to the Adviser by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”) and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Adviser may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)

Portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package, where we control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale or recapitalization of the portfolio company. We generally exit the debt and equity securities of an issuer at the same time. Applying the liquidity waterfall approach to all of our investments in an issuer, the Adviser first calculates the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, the Adviser generally references industry statistics and may use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once the Adviser has estimated the TEV of the issuer, it will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities: The Adviser values Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), the Adviser has defined our “unit of account” at the investment level (either debt or equity) and as such determines our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, the Adviser estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, the Adviser estimates the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, the Adviser may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, its own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: The Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the net asset value (“NAV”) provided by the non-control fund.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Adviser might reasonably expect us to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3 — Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums, acquisition costs, and amendment fees and the accretion of original issue discounts (“OID”), is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectable. As of December 31, 2013, one portfolio company was on non-accrual with a debt cost basis of approximately $29.2 million, or 9.2% of the cost basis of all debt investments in our portfolio, and a debt fair value of approximately $7.3 million, or 2.8% of the fair value of all debt investments in our portfolio. As of September 30, 2013, two portfolio companies were on non-accrual with an aggregate debt cost basis of approximately $39.5 million, or 12.6% of the cost basis of all debt investments in our portfolio, and an aggregate debt fair value of approximately $5.8 million, or 2.4% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash.

As of December 31 and September 30, 2013, we had 22 and 19 original OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $61 and $72 for the three months ended December 31, 2013 and 2012, respectively. The unamortized balance of OID investments as of December 31 and September 30, 2013 totaled $1.1 million and $1.0 million, respectively. As of December 31, 2013, we had four investments which had a PIK interest component, and as of September 30, 2013, we had three investments which had a PIK interest component. We recorded PIK income of $92 and $53 for the three months ended December 31, 2013 and 2012, respectively. We collected $0 PIK interest in cash during the three months ended December 31, 2013 and 2012, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company. We received $0.2 million of success fees during the three months ended December 31, 2013, which resulted from our sale of substantially all of the assets in Lindmark Acquisition, LLC and the ensuing pay down of our debt investments at par in September 2013. We received $1.1 million of success fees during the three months ended December 31, 2012, which resulted from our exit of Westlake Hardware, Inc. at par during the period. As of December 31 and September 30, 2013, we had an aggregate off-balance sheet success fee receivable of approximately $15.3 million and $14.8 million, respectively, on our accruing debt investments.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. During the three months ended December 31, 2013, we did not receive any prepayment fees. During the three months ended December 31, 2012, we received an aggregate of $0.5 million in prepayment fees, which resulted from the early payoffs of four of our syndicated loans during the period.

Dividend income on preferred equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. During the three months ended December 31, 2013 and 2012, we did not record or collect any dividend income on our preferred equity investments.

Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company, clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we anticipate no impact on our financial position or results of operations from adopting this standard. We are currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

NOTE 3. INVESTMENTS

ASC 820 defines fair value by focusing on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include the Adviser’s assumptions based upon the best available information.

As of December 31 and September 30, 2013, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended December 31, 2013 and 2012, there were no transfers in or out of Level 1, 2 and 3.

The following table presents the investments carried at fair value as of December 31 and September 30, 2013, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using Level 3 inputs:

	Total Recurring Fair Value Measurements Reported in
	Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2013	September 30, 2013
Non-Control/Non-Affiliate Investments
Senior debt	$91,805	$82,923
Senior subordinated debt	102,696	95,162
Junior subordinated debt	556	561
Preferred equity	7,218	2,179
Common equity/equivalents	1,291	1,045

Total Non-Control/Non-Affiliate Investments	$203,566	$181,870

Control Investments
Senior debt	$29,645	$28,211
Senior subordinated debt	31,814	31,513
Preferred equity	2,519	2,447
Common equity/equivalents	5,030	2,050

Total Control Investments	$69,008	$64,221

Affiliate Investments
Senior debt	$7,062	$7,000
Common equity/equivalents	3,570	3,787

Total Affiliate Investments	$10,632	$10,787

Total Investments at Fair Value	$283,206	$256,878

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31 and September 30, 2013. In addition to the techniques and inputs noted in the table below, according to our Policy, the Adviser may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity-related calculations for the particular input.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of		Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average as of
	December 31, 2013	September 30, 2013			December 31, 2013	September 30, 2013
Senior debt(F)	$93,049	$64,892	SPSE(A)	EBITDA(B)	$66 - $4,700 / $617	$(80) - $4,754 / $1,463
				Risk ratings(C)	3.0 - 10.0 / 5.3	3.0 - 10.0 / 6.0
	30,130	30,881	Market Quotes	IBP(D)	81.5% - 101.0% / 93.8%	90.0% - 100.8% / 95.8%
	22,333	22,361	TEV	Revenue multiples(B)	2.4x	0.3x - 2.3 x / 1.7x
				Revenue(B)	$15,283	$2,451 - $13,905 / $10,312
Senior subordinated debt(G)	66,356	84,124	SPSE(A)	EBITDA(B)	$1,201 - $9,703 / $4,590	$1,220 - $15,891 / $7,797
				Risk ratings(C)	2.0 - 6.0 / 4.0	2.0 - 7.0 / 5.0
	37,994	29,331	Market Quotes	IBP(D)	94.8% - 103.3% / 99.3%	98.5% - 101.8% / 100.3%
	13,716	13,781	TEV	EBITDA multiples(B)	4.2x	4.5x
				EBITDA(B)	$2,646	$2,653
				Revenue multiples(B)	2.4x	2.3x
				Revenue(B)	$15,283	$13,905
Preferred and common equity / equivalents(H)	16,107	7,908	TEV	EBITDA multiples(B)	3.5x - 7.4x / 4.7x	3.8x - 7.9x / 5.0x
				EBITDA(B)	$66 - $9,703 / $3,085	$84 - $8,724 / $3,107
				Revenue multiples(B)	2.4x	0.3x - 2.3x / 2.3x
				Revenue(B)	$15,283	$2,451 - $13,905 / $13,903
	3,521	3,600	Other(E)

Total Investments	$283,206	$256,878

(A)	SPSE makes an independent assessment of the data the Adviser submits to them (which includes the financial and operational performance, as well as the Adviser’s internally assessed risk ratings of the portfolio companies — see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to the Adviser is proprietary in nature.
(B)	Adjusted earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input, which is generally based on the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies. EBITDA multiples, generally indexed, represent the Adviser’s estimate of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiple inputs are used in the TEV fair value determination and the issuer’s debt, equity, and/or equity-like securities are valued in accordance with the Adviser’s liquidity waterfall approach. In limited cases, the revenue from the most recently available trailing twelve month financial statements submitted to the Adviser from the portfolio companies and the related revenue multiples, generally indexed, are used to provide a TEV fair value determination of our bundled debt and equity investments.
(C)	As part of the Adviser’s valuation procedures, it risk rates all of our investments in debt securities. The Adviser uses the Nationally Recognized Statistical Rating Organization’s risk rating system for generally all of our syndicated loans and a proprietary risk rating system for all other debt securities. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.
(D)	The Adviser generally bases the value of our syndicated debt securities on the IBP offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. These bid prices are non-binding and are generally based on the underlying company performance and security characteristics, as well as other market conditions and credit risk factors.
(E)	Includes private equity fund investments, where the Adviser generally values any uninvested capital of the non-control fund at par value and values any invested capital at the NAV provided by the non-control fund.

(F)	December 31, 2013 includes four new proprietary debt investments for a combined $30.7 million, which were valued at cost and includes $7.1 million in one proprietary investment, which subsequently paid off and, as such, was valued based on the payoff. September 30, 2013 includes one new proprietary investment for $7.0 million, which was valued at cost.
(G)	December 31, 2013 includes $0.6 million in one junior subordinated proprietary investment, which subsequently paid off and, as such, was valued based on the payoff.
(H)	December 31, 2013 includes three new proprietary investments for a combined $4.5 million, which were valued at cost and includes $0.2 million in one proprietary investment, which subsequently paid off and, as such, was valued based on the payoff. September 30, 2013 includes one new proprietary investment for $0.4 million, which was valued at cost.

A portfolio company’s EBITDA and EBITDA multiples are the significant unobservable inputs generally included in the Adviser’s internally assessed TEV models used to value our proprietary debt and equity investments. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our Policy, the Adviser generally uses an indexed EBITDA multiple in these TEV models. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, company size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three month periods ended December 31, 2013 and 2012 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these cases, we categorize the fair value measurement in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Three months ended December 31, 2013	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2013	$118,134	$127,236	$4,626	$6,882	$256,878
Total (losses) gains:
Net realized loss(B)	(10,732)	—	—	—	(10,732)
Net unrealized appreciation(C)	1,637	1,591	438	3,070	6,736
Reversal of prior period net depreciation (appreciation) on realization(C)	10,263	(122)	—	—	10,141
New investments, repayments and settlements:(D)
Issuances/originations	14,214	26,029	4,673	18	44,934
Settlements/repayments	(5,004)	(19,668)	—	(79)	(24,751)

Fair value as of December 31, 2013	$128,512	$135,066	$9,737	$9,891	$283,206

Three months ended December 31, 2012	Senior Debt	Senior Subordinated Debt(A)	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2012	$157,160	$107,832	$1,103	$7,865	$273,960
Total (losses) gains:
Net realized (loss) gain(B)	(3,165)	3	—	—	(3,162)
Net unrealized (depreciation) appreciation(C)	(1,141)	(950)	83	(1,155)	(3,163)
Reversal of prior period net depreciation on realization(C)	7,411	637	—	—	8,048
New investments, repayments and settlements:(D)
Issuances/originations	4,392	46,183	—	1,243	51,818
Settlements/repayments	(22,018)	(29,052)	—	—	(51,070)
Proceeds from sales	(5,918)	—	—	—	(5,918)

Fair value as of December 31, 2012	$136,721	$124,653	$1,186	$7,953	$270,513

(A)	Includes a junior subordinated debt investment totaling $0.6 million in fair value as of December 31 and September 30, 2013 and $0.5 million in fair value as of December 31 and September 30, 2012.
(B)	Included in net realized loss on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2013 and 2012.
(C)	Included in net unrealized (depreciation) appreciation of investments on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2013 and 2012.
(D)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, and PIK, as well as decreases in the costs basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Non-Syndicated Investments

As of December 31 and September 30, 2013, we held 30 and 29 non-syndicated investments with an aggregate fair value of $214.6 million and $196.3 million, or 75.8% and 76.4% of the total aggregate portfolio at fair value, respectively. During the three months ended December 31, 2013, we invested in four new non-syndicated investments for an aggregate of $35.1 million; sold one non-syndicated investment for a realized loss of $10.8 million; and had two non-syndicated investments pay off early at par, for which we received total principal payments of $21.5 million. Additionally, during the three months ended December 31, 2013, we funded $0.8 million in the aggregate to existing non-syndicated portfolio companies through revolver draws and add-on investments, while scheduled and unscheduled principal repayments totaled $3.1 million in the aggregate from existing non-syndicated portfolio companies (exclusive of the aforementioned $21.5 million in early payoffs at par). The following significant non-syndicated investment transactions occurred during the three months ended December 31, 2013:

•	Alloy Die Casting Co. — In October 2013, we invested $7.0 million in Alloy Die Casting Co. (“ADC”), through a combination of senior term debt and equity. ADC, headquartered in Buena Park, California, is a manufacturer of aluminum and zinc metal components for a diverse range of end markets. This was a co-investment with one of our affiliated funds, Gladstone Investment Corporation (“Gladstone Investment”). Gladstone Investment invested an additional $16.3 million under the same terms as us.

•	Behrens Manufacturing, LLC — In December 2013, we invested $5.5 million in Behrens Manufacturing, LLC (“Behrens”) through a combination of senior term debt and equity. Behrens, headquartered in Winona, Minnesota, is a manufacturer and marketer of high quality, classic looking, utility products and containers. Gladstone Investment participated as a co-investor by investing an additional $12.9 million under the same terms as us.

•	J.America, Inc. — In December 2013, we invested $17.0 million in J.America, Inc. (“J.America”) through senior subordinated term debt. J.America, headquartered in Webberville, Michigan, is a supplier of licensed decorated and undecorated apparel and headwear to collegiate, resort and military markets, wholesale distributors and apparel decorators.

•	Meridian Rack & Pinion, Inc. — In December 2013, we invested $5.6 million in Meridian Rack & Pinion, Inc. (“Meridian”) through a combination of senior term debt and equity. Meridian, headquartered in San Diego, CA, is a provider of aftermarket and OEM replacement automotive parts, which it sells through both wholesale channels and online at www.BuyAutoParts.com. Gladstone Investment participated as a co-investor by investing $13.0 million under the same terms as us.

•	LocalTel, LLC — In December 2013, we sold our investment in LocalTel, LLC (“LocalTel”) for net proceeds that are contingent on an earn-out agreement, which resulted in a realized loss of $10.8 million recorded in the three months ended December 31, 2013. LocalTel had been on non-accrual status at the time of the sale.

Syndicated Investments

We held a total of 22 syndicate investments with an aggregate fair value of $68.6 million, or 24.2% of our total investment portfolio at fair value, as of December 31, 2013, as compared to 18 syndicate investments with an aggregate fair value of $60.6 million, or 23.6% of our total investment portfolio at fair value, as of September 30, 2013. During the three months ended December 31, 2013, we invested in four new syndicated investments for an aggregate of $9.0 million.

Investment Concentrations

As of December 31, 2013, our investment portfolio consisted of investments in 52 companies located in 26 states across 20 different industries, with an aggregate fair value of $283.2 million. The five largest investments at fair value as of December 31, 2013, totaled $97.2 million, or 34.3% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2013, which totaled $96.0 million, or 37.4% of our total investment portfolio. As of December 31, 2013, our average investment by obligor was $6.6 million at cost, compared to $7.1 million at cost as of September 30, 2013. The following table outlines our investments by security type as of December 31 and September 30, 2013:

	December 31, 2013				September 30, 2013
	Cost		Fair Value		Cost		Fair Value
Senior debt	$182,625	53.4%	$128,512	45.4%	$184,146	55.4%	$118,134	46.0%
Senior subordinated debt	135,372	39.6	134,510	47.5	129,013	38.8	126,675	49.3
Junior subordinated debt	496	0.2	556	0.2	494	0.2	561	0.2

Total Debt Investments	318,493	93.2	263,578	93.1	313,653	94.4	245,370	95.5
Preferred equity	16,941	5.0	9,737	3.4	12,268	3.7	4,626	1.8
Common equity/equivalents	6,283	1.8	9,891	3.5	6,345	1.9	6,882	2.7

Total Equity Investments	23,224	6.8	19,628	6.9	18,613	5.6	11,508	4.5

Total Investments	$341,717	100.0%	$283,206	100.0%	$332,266	100.0%	$256,878	100.0%

Investments at fair value consisted of the following industry classifications as of December 31 and September 30, 2013:

	December 31, 2013		September 30, 2013
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$51,431	18.2%	$45,339	17.7%
Electronics	33,485	11.8	33,711	13.1
Personal and non-durable consumer products	27,165	9.6	29,032	11.3
Printing and publishing	23,574	8.3	22,224	8.7
Mining, steel, iron and non-precious metals	18,098	6.4	17,733	6.9
Diversified/conglomerate manufacturing	17,034	6.0	4,482	1.7
Oil and gas	15,275	5.4	15,174	5.9
Automobile	14,966	5.3	9,701	3.8
Cargo Transportation	13,065	4.6	12,984	5.1
Broadcast and entertainment	12,918	4.6	15,534	6.0
Aerospace and defense	11,948	4.2	11,730	4.6
Buildings and real estate	8,065	2.8	6,392	2.5
Textiles and leather	7,598	2.7	8,476	3.3
Beverage, food and tobacco	7,020	2.5	7,038	2.7
Machinery	6,471	2.3	6,425	2.5
Diversified/conglomerate services	4,900	1.7	—	—
Finance	4,264	1.5	4,489	1.7
Leisure, amusement, motion pictures and entertainment	2,506	0.9	2,756	1.1
Home and office furnishing, housewares and durable consumer goods	2,416	0.9	2,651	1.0
Other, < 1.0%(A)	1,007	0.3	1,007	0.4

Total Investments	$283,206	100.0%	$256,878	100.0%

(A)	No individual industry within this category exceeds 1% of the total fair value as of the respective periods.

Investments at fair value were included in the following geographic regions of the U.S. as of December 31 and September 30, 2013:

	December 31, 2013		September 30, 2013
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Midwest	$127,210	44.9%	$118,570	46.2%
South	71,943	25.4	68,669	26.7
West	71,511	25.3	61,737	24.0
Northeast	12,542	4.4	7,902	3.1

Total Investments	$283,206	100.0%	$256,878	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2013:

For the fiscal years ending September 30:		Amount
For the remaining nine months ending September 30:	2014	$58,916
	2015	44,603
	2016	75,747
	2017	16,657
	2018	46,145
	Thereafter	77,458

	Total contractual repayments	$319,526
	Equity investments	23,224
	Adjustments to cost basis on debt investments	(1,033)

	Total Cost Basis of Investments Held at December 31, 2013:	$341,717

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of December 31 and September 30, 2013, we had gross receivables from portfolio companies of $0.3 million and $0.7 million, respectively. The allowance for uncollectible receivables was $0 and $0.1 million as of December 31 and September 30, 2013, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. The Adviser is controlled by our Chairman and Chief Executive Officer.

On July 9, 2013, our Board of Directors approved the annual renewal of the Advisory Agreement through August 31, 2014.

The following table summarizes the management fees, incentive fees and associated credits for the three months ended December 31, 2013 and 2012, reflected in our accompanying Condensed Consolidated Statements of Operations:

	Three Months Ended December 31,
	2013	2012
Average total assets subject to base management fee(A)	$291,200	$286,400
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%

Base management fee(B)	$1,456	$1,432
Credit for fees received by Adviser from the portfolio companies	(333)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(30)	(61)

Net Base Management Fee	$1,093	$1,231

Incentive fee(B)	974	1,215
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(515)	—

Net Incentive Fee	$459	$1,215

Credit for fees received by Adviser from the portfolio companies	(333)	(140)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(30)	(61)
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	(515)	—

Credit to Fees from Adviser(B)	$(878)	$(201)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Condensed Consolidated Statements of Operations.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following adjustments to the base management fee calculation:

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the three months ended December 31, 2013 and 2012.

•	Portfolio Company Fees

Pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under other agreements and may receive fees for services other than managerial assistance. We credit 100.0% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a percentage of certain of such fees is retained by the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the three months ended December 31, 2013. There was no waiver for the three months ended December 31, 2012.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate net unrealized capital depreciation, if any, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. The entire portfolio’s aggregate net unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate net unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through December 31, 2013, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through December 31, 2013.

Administration Agreement

The Administration Agreement provides that we pay separately for administrative services equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, internal counsel and secretary and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all funds managed by the Adviser and administered by the Administrator under similar agreements. On July 9, 2013, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2014.

Related Party Fees Due

Fees due to related parties as of December 31 and September 30, 2013 on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	December 31, 2013	September 30, 2013
Base management fee due to Adviser	$396	$529
Incentive fee due to Adviser	459	1,177

Total fees due to Adviser	855	1,706

Fee due to Administrator	203	126

Total related party fees due	$1,058	$1,832

Other operating expenses due to the Adviser as of December 31 and September 30, 2013, totaled $15 and $18, respectively. In addition, as of September 30, 2013, other co-investment expenses payable to Gladstone Investment (for reimbursement purposes) totaled $0.2 million. These expenses were paid in full during the three months ended December 31, 2013 and have been included in other liabilities on the accompanying Condensed Consolidated Statements of Assets and Liabilities as of September 30, 2013. There were no amounts due to Gladstone Investment as of December 31, 2013.

Notes to Former Employees

During the three months ended December 31, 2013 and 2012, we had outstanding notes receivables to certain former employees, who are now employees of the Adviser. The notes were for the exercise of options granted under the Amended and Restated 2001 Equity Incentive Plan, which has since been terminated. The notes require the quarterly payment of interest at the market rate in effect at the date of issuance, have terms not exceeding ten years and have been recorded as a reduction of net assets. The notes are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment with the Adviser and the shares of common stock purchased with the proceeds of the notes are posted as collateral. We received $0 of principal repayments during the three months ended December 31, 2013 and 2012. We recognized interest income from all employee notes of $4 and $53 for the three months ended December 31, 2013 and 2012, respectively.

The following table is a summary of the remaining note issued to a current employee of the Adviser for the exercise of stock options as of December 31 and September 30, 2013:

Issue Date	Original Amount of Employee Note		Outstanding Balance of Employee Note As of December 31 and September, 2013	Maturity Date	Interest Rate on Note
Jul-06	275	(A)	175	Jul-15	8.26%

(A)	On September 7, 2010, we entered into a redemption agreements (the “Redemption Agreement”) Laura Gladstone, a Managing Director of the Adviser and the daughter of Mr. Gladstone, in connection with the maturity of secured promissory notes executed by Ms. Gladstone on July 13, 2006, in the principal amount of $0.3 million (the “Note”). Ms. Gladstone originally executed the Notes to facilitate her payment of the exercise price of certain stock options (the “Options”) to acquire shares of our common stock. Concurrently with the execution of the Note, we, together with Ms. Gladstone entered into a stock pledge agreements (the “Pledge Agreement”), pursuant to which Ms. Gladstone granted to us a first priority security interest in the Pledged Collateral (as defined in the respective Pledge Agreements), which included 18,334 shares of our common stock that Ms. Gladstone acquired pursuant to the exercise of the Options (collectively, the “Pledged Shares”). The Redemption Agreements provide that, pursuant to the terms and conditions thereof, we will automatically accept and retire the Pledged Shares in partial or full satisfaction, as applicable, of Ms. Gladstone’s obligations to us under the Notes at such time, if ever, that the trading price of our common stock reaches $15 per share. In entering into the Redemption Agreement, we reserved all of our existing rights under the Note and the Pledge Agreement, including, but not limited to, the ability to foreclose on the Pledged Collateral at any time. During the year ended September 30, 2013, Ms. Gladstone paid down $0.1 million of the principal of her Note, leaving a principal balance of $0.2 million outstanding as of December 31 and September 30, 2013. In connection with Ms. Gladstone’s pay downs of principal, we have not released any of our first priority security interests on her Pledged Shares.

In accordance with ASC 505, “Equity,” receivables from employees for the issuance of capital stock to employees prior to the receipt of cash payment should be reflected in the balance sheet as a reduction to stockholders’ equity. Therefore, our recourse note totaling, in aggregate, $0.2 million as of December 31, 2013 was recorded as a note receivable from employee and is included in the net assets section of our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of December 31, 2013, we determined that this note was still recourse.

NOTE 5. BORROWINGS

Revolving Credit Facility

On April 26, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into Amendment No. 6 to the fourth amended and restated credit agreement (our “Credit Facility”) to extend the revolver period end date for one year to January 19, 2016. Our $137.0 million revolving Credit Facility was arranged by Key Equipment Finance Inc. (“Key Equipment”) as administrative agent. Keybank National Association (“Keybank”), Branch Banking and Trust Company and ING Capital LLC also joined our Credit Facility as committed lenders. Subject to certain terms and conditions, our Credit Facility may be expanded from $137.0 million to a maximum of $237.0 million through the addition of other committed lenders to the facility. The interest rates on advances under our Credit Facility generally bear interest at a 30-day London Interbank Offered Rate (“LIBOR”) plus 3.75% per annum, with a commitment fee of 0.5% per annum on undrawn amounts when our facility is drawn more than 50% and 1.0% per annum on undrawn amounts when our facility is drawn less than 50%. If our Credit Facility is not renewed or extended by January 19, 2016, all principal and interest will be due and payable on or before November 30, 2016. Prior to the April 26, 2013 amendment, on January 29, 2013, we, through Business Loan, amended our Credit Facility to remove the LIBOR minimum of 1.5% on advances. We incurred fees of $0.7 million in April 2013 and $0.6 million in January 2013 in connection with these amendments, which are being amortized through our Credit Facility’s revolver period end date of January 19, 2016. All other terms of our Credit Facility remained generally unchanged at the time of these amendments.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of December 31 and September 30, 2013 and during the three months ended December 31, 2013 and 2012:

	December 31, 2013	September 30, 2013
Commitment amount	$137,000	$137,000
Borrowings outstanding	47,700	46,900
Availability	58,670	60,880

	Three Months Ended December 31,
	2013	2012
Weighted average borrowings outstanding	$33,145	$46,000
Effective interest rate(A)	4.9%	6.3%
Commitment (unused) fees incurred	$259	$231

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with Key Equipment as custodian. Key Equipment, who also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits payments on distributions to our stockholders to our aggregate net investment income for each of the twelve month periods ending September 30, 2014, 2015 and 2016. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $190.0 million plus 50.0% of all equity and subordinated debt raised after January 19, 2012, which equates to $190.0 million as of December 31, 2013, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200.0%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of December 31, 2013, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $250.6 million, asset coverage of 345.9% and an active status as a BDC and RIC. In addition, we had 33 obligors in the borrowing base of our Credit Facility as of December 31, 2013. As of December 31, 2013, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of December 31 and September 30, 2013, our Credit Facility was valued using Level 3 inputs and any changes in its fair value is recorded in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of December 31 and September 30, 2013, on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three months ended December 31, 2013 and 2012:

	Total Recurring Fair Value Measurement Reported in Condensed Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2013	September 30, 2013
Credit Facility	$47,908	$47,102

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Three Months Ended December 31,
	2013	2012
Fair value as of September 30, 2013 and 2012, respectively	$47,102	$62,451
Borrowings	42,400	44,000
Repayments	(41,600)	(47,000)
Net unrealized appreciation (depreciation)(A)	6	(1,670)

Fair value as of December 31, 2013 and 2012, respectively	$47,908	$57,781

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations for the three months ended December 31, 2013 and 2012.

The fair value of the collateral under our Credit Facility was approximately $239.5 million and $229.3 million in aggregate as of December 31 and September 30, 2013, respectively.

NOTE 6. INTEREST RATE CAP AGREEMENTS

On July 15, 2013, we, through our wholly-owned subsidiary, Business Loan, entered into an interest rate cap agreement with Keybank, effective July 9, 2013 and expiring January 19, 2016, for a notional amount of $35.0 million that effectively limits the interest rate on a portion of our borrowings under our revolving line of credit pursuant to the terms of our Credit Facility. The one month LIBOR cap is set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement, which was recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. As of December 31 and September 30, 2013, the fair value of our interest rate cap agreement was $2 and $4, respectively. We record changes in the fair value of our interest rate cap agreement at quarter end based on the current market valuation at quarter end in net unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations.

Generally, we will estimate the fair value of our interest rate cap agreement using estimates of value provided by the counterparty and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of December 31 and September 30, 2013, our interest rate cap agreement was valued using Level 3 inputs.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

In November 2011, we completed a public offering of 1.5 million shares of 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $38.5 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $36.4 million, a portion of which was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.1 million in total offering costs related to these transactions, which have been recorded as deferred financing fees on our accompanying Condensed Consolidated Statements of Assets and Liabilities and are being amortized over the redemption period ending December 31, 2016.

The shares of our Term Preferred Stock have a redemption date of December 31, 2016, and are currently traded under the ticker symbol of “GLADP” on the NASDAQ Global Select Market. Our Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates in total to approximately $2.7 million per year). We are required to redeem all of the outstanding Term Preferred Stock on December 31, 2016 for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, as of the date of redemption. In addition, the two other potential redemption triggers are as follows: (1) if we fail to maintain an asset coverage ratio of at least 200.0%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and (2) at our sole option, at any time on or after December 31, 2012, we may redeem part or all of the Term Preferred Stock. No redemptions of our outstanding Term Preferred Stock have been made as of December 31, 2013.

Our Board of Directors declared and paid the following monthly distributions to preferred stockholders for the three months ended December 31, 2013 and 2012:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2013	October 8, 2013	October 22, 2013	October 31, 2013	$0.14843750
	October 8, 2013	November 14, 2013	November 29, 2013	0.14843750
	October 8, 2013	December 16, 2013	December 31, 2013	0.14843750

		Three Months Ended December 31, 2013:		$0.44531250

2012	October 10, 2012	October 22, 2012	October 31, 2012	$0.14843750
	October 10, 2012	November 19, 2012	November 30, 2012	0.14843750
	October 10, 2012	December 19, 2012	December 31, 2012	0.14843750

		Three Months Ended December 31, 2012:		$0.44531250

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded this liability at cost as of December 31 and September 30, 2013. Therefore, the related distribution payments to preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value of our Term Preferred Stock based on the last quoted closing price as of December 31 and September 30, 2013, was approximately $39.4 million and $40.0 million, respectively, and we consider our Term Preferred Stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder distributions declared and paid for the three months ended December 31, 2013 and 2012 were each approximately $0.7 million. For federal income tax purposes, distributions paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 8. COMMON STOCK

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-185191) with the SEC on November 29, 2012, and subsequently filed a Pre-effective Amendment No. 1 on January 17, 2013 that the SEC declared effective on January 18, 2013. On December 23, 2013, we filed Post-Effective Amendment No. 1, which the SEC has not declared effective as of the date of this filing. Once declared effective, the Registration Statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities. We have not issued any securities to date under the Registration Statement.

NOTE 9. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the three months ended December 31, 2013 and 2012:

	Three Months Ended December 31,
	2013	2012
Numerator for basic and diluted net increase in net assets resulting from operations per common share	$10,506	$8,366
Denominator for basic and diluted weighted average common shares	21,000,160	21,000,160

Basic and diluted net increase in net assets resulting from operations per common share	$0.50	$0.40

NOTE 10. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on the fiscal year earnings estimated by management. Based on that estimate, three monthly distributions are declared each quarter.

The federal income tax characterization of all distributions will be reported to our stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For each of the nine months ended September 30, 2013, approximately 92.0% of our common distributions were deemed to be paid from ordinary income, with the remainder of approximately 8.0% deemed to be from a return of capital. For each of October, November and December 2013, approximately 100.0% of our common distributions were deemed to be paid from ordinary income. For the calendar year ended December 31, 2012, approximately 92.0% of our common distributions were deemed to be paid from ordinary income with the remainder of approximately 8.0% deemed to be from a return of capital. The return of capital in both years resulted primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

Our Board of Directors declared and paid the following monthly distributions to common stockholders for the three months ended December 31, 2013 and 2012:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2013	October 8, 2013	October 22, 2013	October 31, 2013	$0.07
	October 8, 2013	November 14, 2013	November 29, 2013	0.07
	October 8, 2013	December 16, 2013	December 31, 2013	0.07

		Three Months Ended December 31, 2013:		$0.21

2012	October 10, 2012	October 22, 2012	October 31, 2012	$0.07
	October 10, 2012	November 19, 2012	November 30, 2012	0.07
	October 10, 2012	December 19, 2012	December 31, 2012	0.07

		Three Months Ended December 31, 2012:		$0.21

Aggregate distributions to our common stockholders declared and paid for the three months ended December 31, 2013 and 2012 were each approximately $4.4 million, which were declared based on estimates of net investment income for the respective fiscal years. The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2014 will be determined at fiscal year end and cannot be determined at this time. For the fiscal year ended September 30, 2013, common stockholder distributions declared and paid exceeded our accumulated earnings and profits (after taking into account Term Preferred Stock dividends), which resulted in a partial return of capital equal to approximately $1.3 million. The return of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on current knowledge, we do not believe such loss contingencies are probable and estimable and therefore, as of December 31, 2013, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liabilities recorded against the escrow amounts was $0.4 million and $0 as of December 31 and September 30, 2013, respectively, and are recorded in other liabilities on our accompanying Condensed Consolidated Statements of Assets and Liabilities.

Financial Commitments and Obligations

We have lines of credit with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

For our investments in certain private equity funds, we may have uncalled capital commitments, depending on the agreed upon terms of our committed ownership interest. These capital commitments usually have a specific date in the future set as a closing date, at which time the commitment is either funded or terminates. As of December 31 and September 30, 2013, we had uncalled capital commitments related to our partnership interest in Leeds Novamark Capital I, L.P.

The following table summarizes the dollar balances of our unused line of credit and uncalled capital commitments as of December 31 and September 30, 2013:

	December 31, 2013	September 30, 2013
Unused line of credit commitments	$6,020	$6,524
Uncalled capital commitment	2,800	2,700

Total	$8,820	$9,224

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Three Months Ended December 31,
	2013	2012
Per Common Share Data
Net asset value at beginning of period(A)	$9.81	$8.98

Net investment income(B)	0.21	0.23
Net realized loss on investments(B)	(0.51)	(0.14)
Net unrealized appreciation of investments(B)	0.80	0.23
Net unrealized depreciation of other(B)	—	0.08
Distributions to common stockholders from net investment income(A)(C)	(0.21)	(0.21)

Net asset value at end of period(A)	$10.10	$9.17

Market value at beginning of period	$8.73	$8.75
Market value at end of period	9.57	8.16
Total return(D)	12.10%	(4.40)%
Common shares outstanding at end of period	21,000,160	21,000,160
Statement of Assets and Liabilities Data:
Net assets at end of period	$212,088	$192,520
Average net assets(E)	208,396	191,853
Senior Securities Data:
Borrowings under Credit Facility, at cost	47,700	55,800
Mandatorily redeemable preferred stock	38,497	38,497
Asset coverage ratio(F)	346%	305%
Asset coverage per unit(G)	$3,459	$3,049
Ratios/Supplemental Data:
Ratio of expenses to average net assets-annualized(H)	9.33%	10.78%
Ratio of net expenses to average net assets-annualized(I)	7.64	10.36
Ratio of net investment income to average net assets-annualized	8.46	10.13

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per share data.
(C)	Distributions to common stockholders are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP.
(D)

Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account common stockholder distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account common stockholder distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 10 — Distributions to Common Stockholders. Total return is not annualized.
(E)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.
(F)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200.0% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.
(G)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(H)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(I)	Ratio of net expenses to average net assets is computed using total expenses net of credits from the Adviser.

NOTE 13. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We have one unconsolidated subsidiary as of December 31, 2013 and for the three months ended December 31, 2013, that met the significance conditions of the SEC’s Regulation S-X. None of our unconsolidated subsidiaries as of December 31, 2012 and for the three months ended December 31, 2012 met the significance conditions of the SEC’s Regulation S-X. Accordingly, pursuant to Regulation S-X, summarized, comparative financial information is presented below for the three months ended December 31, 2013 and 2012 for RBC Acquisition Corp.

	Three Months Ended December 31,
Income Statement	2013	2012
Net sales	$4,012	$3,162
Gross profit	1,554	311
Net loss	(426)	(1,445)

NOTE 14. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to December 31, 2013, we invested $0.5 million in follow on investments to existing portfolio companies. We also received $8.0 million in scheduled and unscheduled principal repayments from existing portfolio companies, which included $7.8 million for the early payoff of Pop Radio, LLC, for which we received $0.1 million in prepayment fees.

Distributions to Stockholders

In January 2014, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
January 22	January 31	$0.07	$0.1484375
February 19	February 28	0.07	0.1484375
March 17	March 31	0.07	0.1484375

	Total for the Quarter	$0.21	$0.4453125

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Dividends or Interest Credited to Income(C)	Value as of September 30, 2013	Gross Additions(D)	Gross Reductions(E)	Value as of December 31, 2013
CONTROL INVESTMENTS:
Defiance Integrated Technologies, Inc.	Senior Subordinated Term Debt	$191	$6,865	$—	$(80)	$6,785
	Common Stock	—	1,867	—	(204)	1,663

		191	8,732	—	(284)	8,448
Lindmark Acquisition, LLC	Senior Subordinated Term Debt(F)	200	916	16	—	932
	Common Stock	—	—	—	—	—

		200	916	16	—	932
LocalTel, LLC(G)	Line of Credit(F)	—	—	3,799	(3,799)	—
	Senior Term Debt(F)	—	—	325	(325)	—
	Line of Credit(F)	—	—	1,170	(1,170)	—
	Senior Term Debt(F)	—	—	2,688	(2,688)	—
	Senior Term Debt(F)	—	—	2,750	(2,750)	—
	Common Stock Warrants	—	—	—	—	—

		—	—	10,732	(10,732)	—
Midwest Metal Distributions, Inc.	Senior Subordinated Term Debt	561	17,733	365	—	18,098
	Preferred Stock	—	—	175	(175)	—
	Common Stock	—	—	—	—	—

		561	17,733	540	(175)	18,098
RBC Acquisition Corp.	Line of Credit	93	4,000	—	—	4,000
	Mortgage Note	173	6,969	—	(28)	6,941
	Senior Term Debt	355	11,392	—	—	11,392
	Senior Subordinated Term Debt	196	6,000	—	—	6,000
	Preferred Stock	—	2,447	72	—	2,519
	Common Stock	—	183	3,184	—	3,367

		817	30,991	3,256	(28)	34,219
Sunshine Media Holdings	Line of Credit(F)	—	320	80	—	400
	Senior Term Debt(F)	—	3,389	847	—	4,236
	Senior Term Debt(F)	—	2,140	535	—	2,675
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		—	5,849	1,462	—	7,311

TOTAL CONTROL INVESTMENTS		$1,769	$64,221	$16,006	$(11,219)	$69,008

AFFILIATE INVESTMENTS:
Ashland Acquisition, LLC	Line of Credit	$4	$—	$—	$—	$—
	Senior Term Debt	215	7,000	62	—	7,062
	Preferred Equity Units	—	—	—	—	—
	Common Equity Units	—	440	—	(217)	223

		219	7,440	62	(217)	7,285
FedCap Partners, LLC	Class A Membership Units	—	3,347	—	—	3,347

TOTAL AFFILIATE INVESTMENTS		$219	$10,787	$62	$(217)	$10,632

(A)	Certain of the listed securities are issued by affiliates(s) of the indicated portfolio company.
(B)	Common stock or units, warrants, options, membership units and, in some cases, preferred stock or units are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the Condensed Consolidated Schedule of Investments (unaudited) as of December 31, 2013 included in the Quarterly Report on Form 10-Q and Consolidated Schedule of Investments as of September 30, 2013 included in the Annual Report on Form 10-K.
(C)	Represents the total amount of interest or dividends credited to income for the portion of the three month period ended December 31, 2013 an investment was a control or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees during the three months ended December 31, 2013. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation during the three months ended December 31, 2013.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs during the three months ended December 31, 2013. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation during the three months ended December 31, 2013.
(F)	Debt security is on non-accrual status as of December 31, 2013, and, therefore, was considered non-income producing during the three months ended December 31, 2013.
(G)	We exited this investment during the three months ended December 31, 2013.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated in our financial condition or results of operations, nor are they accounted for under the equity method of accounting.

$

PREFERRED STOCK

Shares,         % Series 2021

PRELIMINARY PROSPECTUS SUPPLEMENT

Janney Montgomery Scott	Sterne Agee

J.J.B. Hilliard, W.L. Lyons, LLC	Wunderlich Securities

Boenning & Scattergood, Inc.	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

                    , 2014